Semi Annual Report


[Graphic Appears Here]
                                                                   June 30, 2002

FRANKLIN TEMPLETON
VARIABLE INSURANCE
PRODUCTS TRUST



[Logo Franklin Templeton Investments]

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST SEMIANNUAL REPORT TABLE OF CONTENTS


          Letter to Contract Owners............................     2
          A Word About Risk....................................     6
          Important Notes to Performance Information...........     7
          Fund Summaries
           Franklin Aggressive Growth Securities Fund..........  FA-1
           Franklin Global Communications Securities Fund...... FGC-1
           Franklin Growth and Income Securities Fund.......... FGI-1
           Franklin High Income Fund...........................  FH-1
           Franklin Income Securities Fund.....................  FI-1
           Franklin Large Cap Growth Securities Fund...........  FL-1
           Franklin Money Market Fund..........................  FM-1
           Franklin Real Estate Fund........................... FRE-1
           Franklin Rising Dividends Securities Fund........... FRD-1
           Franklin S&P 500 Index Fund......................... FSP-1
           Franklin Small Cap Fund............................. FSC-1
           Franklin Small Cap Value Securities Fund
             (formerly Franklin Value Securities Fund)......... FSV-1
           Franklin Strategic Income Securities Fund........... FSI-1
           Franklin Technology Securities Fund.................  FT-1
           Franklin U.S. Government Fund....................... FUS-1
           Franklin Zero Coupon Funds..........................  FZ-1
           Mutual Discovery Securities Fund....................  MD-1
           Mutual Shares Securities Fund.......................  MS-1
           Templeton Developing Markets Securities Fund........  TD-1
           Templeton Foreign Securities Fund
             (formerly Templeton International Securities Fund)  TF-1
           Templeton Global Asset Allocation Fund
             (formerly Templeton Asset Strategy Fund).......... TGA-1
           Templeton Global Income Securities Fund............. TGI-1
           Templeton Growth Securities Fund....................  TG-1
          Index Descriptions...................................   I-1

Thank you for investing with Franklin Templeton Variable Insurance Products Trust. We encourage our investors to maintain a long-term perspective, and remember that all securities markets move both up and down, as do fund unit prices. We appreciate your past support and look forward to serving your investment needs in the years ahead.

Please Note: Franklin Templeton Variable Insurance Products Trust (FTVIP) currently consists of 24 separate funds, which generally offer Class 1 and Class 2 shares. Please consult your contract prospectus for the most current information on which funds and classes are available in that product.


MASTER CLASS 1

LETTER TO CONTRACT OWNERS

Dear Contract Owners:

This semiannual report for Franklin Templeton Variable Insurance Products Trust covers the period ended June 30, 2002. The six months under review was a time of flux, with signs of improvement and uncertainty within the world's economies and markets.

The U.S. economy expanded at a healthy pace as it pulled away from 2001's recession. Gross domestic product (GDP) growth rose at a 5.0% annualized rate in 2002's first quarter, due largely to resilient consumer demand bolstered by very low interest rates, relatively benign inflation and falling energy prices. Consequently, home and retail sales were robust but industrial production, employment and personal income grew only in fits and starts. Most corporations enacted stringent cost-containment measures, while at the same time reducing large inventories left over from 2001. The manufacturing and industrial sectors showed some of the strongest gains after a prolonged rout, a typical precursor to an economic recovery. By June, however, the rebound turned weaker than the government had anticipated, and second quarter 2002 GDP growth was estimated at just 1.1%.

Manufacturing and temporary jobs were on the rise but employment opportunities in most areas, especially the moribund services sector, remained weak despite a significant spike in employee productivity nationwide. Wavering consumer confidence levels, though higher than the 16-year average, reflected the uncertain economy and made little headway by June 2002. Consumers faced renewed terrorism worries, corporate scandals, the sluggish job market and record household debt loads. Even though corporate earnings improved, businesses began adopting a much leaner attitude and had yet to invest much capital toward plant and equipment purchases or upgrades. Noting the recovery's spotty nature, the Federal Reserve Board kept interest rates steady at 40-year lows throughout the reporting period, and in late June said that the U.S. economy had expanded at a "modest but uneven" pace since the first quarter's strong growth. At period-end the U.S. had a growing deficit coupled with rising government expenditures, much of which stemmed from the recent recession and newly enacted anti-terrorism measures. Also, the U.S. dollar's weakness became a concern. Its depreciation versus certain other currencies reflected falling demand for U.S. securities.

Globally, data releases portrayed an economic recovery that was uneven and struggling to gather momentum. With the U.S. as the world's leading market-based economy, others are compelled to follow, as happened during the reporting period. Trade to the U.S. increased, but globally the demand for international trade diminished somewhat. Higher unemployment and reduced personal consumption patterns across Europe hindered consumer and business confidence there. Asia and Latin America also suffered from reduced external demand for their goods and services. One bright spot was Japan, where the Bank of Japan announced that there were signs that its economy was stabilizing after years of turmoil. Japanese exports had their biggest quarterly increase in 21 years in first quarter 2002. However, the bank tempered its optimism by adding that it expected gains to slow. Rising exports and a pick-up in production typically assist in improving corporate profits and stimulating consumer demand. So with a world economy's nascent rebound being fueled by stronger exports, largely into the U.S., the lower U.S. dollar stood to undermine a key source of growth for Canada, Mexico, the U.K., the eurozone and Japan at period-end.

Economic uncertainty, war on terrorism, violence in the Middle East and a spate of negative corporate earnings news helped drive domestic equity markets lower throughout most of 2002's first half, continuing a two-year trend. But it was investors' sense of trust, or lack thereof, that most considered the greatest cloud hanging over the stock markets. Specifically, business practices came under scrutiny due to many corporations' deteriorating credit quality and well-publicized accounting scandals, mostly notably at Enron and WorldCom. For the six months ended June 30, 2002, the blue chips of the Dow Jones Industrial Average fared best in this difficult environment, posting a -6.91% total return based largely on the relative strength of manufacturing stocks. Meanwhile the broader Standard & Poor's 500 Composite Index (S&P 500) and the technology-heavy Nasdaq Composite Index slid quite a bit further, returning -13.15% and -24.78% during the same time. Technology-, communication- and drug-related stocks hurt the S&P 500 and Nasdaq indexes most. Value stocks generally outperformed growth stocks, which include volatile technology-related stocks, and the Russell 3000(R) Value Index returned -3.90% compared with the Russell 3000 Growth Index's -20.54% plunge for the six-month period./1/ Throughout the reporting period, scores of investors had exited the equities markets, many of whom shifted their assets into cash, bonds and real estate.

World equity markets generally followed those of the U.S., a potential consequence of the closely linked global economy. Thus, most foreign equity markets declined through January, gained some momentum in late February and March, then resumed their downhill trend toward 2002 lows at period-end. Returns were mixed for world stock markets in local currency terms, but due to the weakening U.S. dollar these returns were higher in U.S. dollar terms. While negative corporate earnings outlooks sent major European stock indexes to nine-month lows in June, strong performance was seen in Russia and several Asian markets. However, growing political and fiscal problems in Latin America dampened markets there just as demand from its major trading partners, namely the U.S., fell substantially.

Domestic debt securities generally outperformed equities. As leading economic indicators gradually weakened in the latter half of the reporting period, increased stock market volatility set off a renewed flight to quality as investors sought the relative safety of bonds. Treasury and municipal bonds, in particular, seemed to catch most of the repositioned assets from growing risk aversion. High yield corporate bonds, under continued pressure from slowing corporate growth and rising default rates, did not keep pace with other bond asset classes. Foreign bond markets generally posted positive returns in local currency terms. The European Central Bank and most other central banks made no additional interest rate reductions in 2002 following widespread monetary easing in 2001, tempering bond price gains.

Overall, we think an improving investment climate will depend on sustainable investor confidence, based on supportable increases in corporate profits. The volatility of these past six months demonstrated the challenges of finding legitimate earnings reports. While the persistently weak labor markets, terrorism alerts and violent conflicts in the Middle East may keep affecting investors' confidence, and other geopolitical risks are notable, we believe positive economic data exists and contributes to our outlook for continued recovery in the latter half of 2002. For example, consumer spending is largely unchanged from a year ago,

1. Source: Standard & Poor's Micropal. Please see Index Descriptions following the Fund Summaries.

home sales are reported to be generally robust, and we are seeing rising new orders and shipments across many industries, except telecommunications. Until the economy and markets find solid direction, however, there are looming concerns about the potential for a "double-dip" recession.

It is important to remember, of course, that securities markets always have been, and always will be, subject to volatility. No one can predict exactly how they will perform in the future. For this reason, we urge you to focus on your long-term retirement and investment goals. As always, we appreciate your support, welcome your questions and comments, and look forward to serving your investment needs in the years ahead.

Sincerely,

/s/ Rupert H. Johnson, Jr.
Rupert H. Johnson, Jr.
Vice President
Franklin Templeton Variable Insurance Products Trust

A WORD ABOUT RISK

All of the funds are subject to certain risks, which will cause investment returns and the value of your principal to increase or decrease. Generally, investments offering the potential for higher returns are accompanied by a higher degree of risk. Stocks and other equities, representing an ownership interest in an individual company, historically have outperformed other asset classes over the long term, but tend to fluctuate more dramatically over the shorter term. Securities of smaller companies, and companies involved in reorganization or bankruptcy, may have greater price swings and greater credit and other risks. By having significant investments in particular sectors from time to time, some funds could carry greater risks of adverse developments in those sectors than a fund that always invests in a wider variety of sectors. The technology sector can be among the most volatile market sectors.

Bonds and other debt obligations are affected by the creditworthiness of their issuers, and changes in interest rates, with prices declining as interest rates increase. High yield, lower-rated ("junk") bonds generally have greater price swings and higher default risks than investment grade bonds.

Foreign investing, especially in emerging market countries, has additional risks such as changes in currency values, market price swings, and economic, political and social instability. These and other risks pertaining to specific funds, such as specialized industry or geographical sectors or use of complex securities, are discussed in the Franklin Templeton Variable Insurance Products Trust prospectus. Your investment representative can help you determine which funds may be right for you.

IMPORTANT NOTES TO
PERFORMANCE INFORMATION

Total return of the funds is the percentage change in value of a hypothetical $10,000 investment over the indicated periods and includes reinvestment of dividends and capital gains. Inception dates of the funds may have preceded the effective dates of the subaccounts, contracts, or their availability in all states. Performance data is historical and cannot predict or guarantee future results. Principal value and investment return will fluctuate with market conditions, and you may have a gain or loss when you withdraw your money.

\

                                     FRANKLIN AGGRESSIVE GROWTH SECURITIES FUND

--------------------------------------------------------------------------------
Fund Goal and Primary Investments: Franklin Aggressive Growth Securities Fund seeks capital appreciation. The Fund invests primarily in equity securities of companies demonstrating accelerating growth, increasing profitability, or above-average growth or growth potential as compared with the overall economy.

--------------------------------------------------------------------------------

During the six months ended June 30, 2002, signs appeared indicating a budding economic recovery. Gross domestic product (GDP) grew an annualized 5.0% in first quarter 2002. For most of the period, consumer confidence remained upbeat, contributing to strong consumer spending and better-than-expected retail sales. Home sales also stayed robust partly due to low mortgage rates. After 11 interest rate cuts in 2001, the Federal Reserve Board (the Fed) left interest rates unchanged during the period and announced that further rate cuts were unlikely. These positive economic signs occurred with little help from corporate spending as companies seemed hesitant to invest capital as their profits declined. In particular, many technology projects were deferred or cancelled as businesses remained cautious after the late 1990s' excessive capital investment in technology.

Despite signs of a nascent economic rebound, equity markets experienced difficulty following through on fourth quarter 2001's strong performance. During the first six months of 2002, the Standard & Poor's 500 Composite Index fell 13.15%. In addition, the reporting period proved to be another challenging time for growth investors. Within this environment, Franklin Aggressive Growth Securities Fund underperformed the 20.54% decline of its benchmark, the Russell 3000 Growth Index, for the six months under review. Overall, value stocks outperformed growth stocks with the Russell 3000 Value Index dropping only 3.90%./1/

Deficient capital spending growth surprised us somewhat as we had positioned the Fund to benefit from economic expansion and increased spending levels. Thus, the Fund's technology exposure hurt performance during the period under review. The semiconductors, communications equipment and software industries were particularly weak, although some strength in semiconductor capital equipment helped offset this weakness. We reduced our semiconductor and communications equipment positions in light of the slower spending environment. Biotechnology and

1. Source: Standard & Poor's Micropal. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio. Please see Index Descriptions following the Fund Summaries.


[GRAHIC]
(Bar chart with data as follows)

Portfolio Breakdown
Franklin Aggressive Growth
Securities Fund
Based on Total Net Assets
6/30/02

Electronic Technology          21.6%
Technology Services            18.9%
Health Technology              12.4%
Consumer Services              10.7%
Retail Trade                    9.2%
Commercial Services             4.3%
Health Services                 4.2%
Industrial Services             3.6%
Finance                         3.4%
Transportation                  2.9%
Producer Manufacturing          2.5%
Process Industries              1.5%
Distribution Services           1.2%
Short-Term Investments &
Other Net Assets                3.6%
pharmaceutical stocks also performed poorly during the period mainly due to a number of factors including negative earnings surprises, unexpectedly poor clinical data and high-profile Food & Drug Administration setbacks. At period-end, we remained underweighted in health technology stocks relative to our benchmark.

On the other hand, the Fund benefited from its exposure to the retail, oilfield services, consumer services and aerospace and defense industries. Our retail holdings were particularly strong due to solid consumer spending. We took advantage of retail stocks' sharp decline in the aftermath of September 11 to increase our exposure to the sector, and many of these investments appreciated substantially during the reporting period. Some of our retail positions appreciated to the point where the risk/reward profile turned unfavorable, in our view, so we sold these holdings at a profit. Nonetheless, we continue to be optimistic about the prospects for many retailers.

Despite stock market weakness, particularly for growth stocks, we will continue seeking to position the Fund to benefit from economic growth. We are cautiously optimistic about the markets for the remainder of 2002 given the improving economic backdrop and the prospects for profit recovery. At the same time, we will continue our disciplined search for investments that should perform well in a variety of market conditions and across many industries. We expect further volatility during the recovery, especially in light of ongoing geopolitical turmoil, and we will seek to take advantage of any volatility to buy stocks of what we consider well-positioned growth companies with attractive valuations.

 This discussion reflects our views, opinions and portfolio holdings as of June 30, 2002, the end of the reporting period. These opinions may not be relied upon as investment advice or an offer for a particular security. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.


 Top 10 Holdings
 Franklin Aggressive Growth
 Securities Fund
 6/30/02

                      Company                   % of Total
                      Sector/Industry           Net Assets
                      ------------------------------------

                      Forward Air Corp.            2.9%
                      Transportation

                      Concord EFS Inc.             2.7%
                      Technology Services

                      Affiliated Computer
                      Services Inc., A             2.3%
                      Technology Services

                      eBay Inc.                    2.3%
                      Consumer Services

                      Cost Plus Inc.               2.3%
                      Retail Trade

                      Lennox International Inc.    2.2%
                      Producer Manufacturing

                      Weatherford
                      International Ltd.           2.2%
                      Industrial Services

                      Caremark RX Inc.             2.1%
                      Health Services

                      Wet Seal Inc.                2.1%
                      Retail Trade

                      L-3 Communications
                      Holdings Inc.                2.1%
                      Electronic Technology

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments.

PERFORMANCE SUMMARY AS OF 6/30/02

Franklin Aggressive Growth Securities Fund - Class 2 delivered a -22.39% cumulative total return for the six-month period ended 6/30/02. Total return of Class 2 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

    Franklin Aggressive Growth Securities Fund - Class 2*
    Periods ended 6/30/02
                                                                    Since
                                                                  Inception
                                                          1-Year  (5/1/00)
    -----------------------------------------------------------------------
    Cumulative Total Return                               -27.36%  -54.53%
    Average Annual Total Return                           -27.36%  -30.52%
    Value of $10,000 Investment                            $7,264   $4,547

*Because Class 2 shares were not offered until 2/12/01, standardized Class 2 Fund performance for prior periods represents the historical results of Class 1 shares. For periods beginning on 2/12/01, Class 2's results reflect an additional 12b-1 fee expense, which also affects future performance. Since 2/12/01 (commencement of sales), the cumulative and average annual total returns of Class 2 shares were -39.21% and -30.32%.

Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ.

Franklin Aggressive Growth Securities
Fund - Class 2

 Performance reflects the Fund's Class 2 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

 Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

                                                                           FA-3
              Past performance does not guarantee future results.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN AGGRESSIVE GROWTH SECURITIES FUND

Financial Highlights


                                                               Class 1
                                                -------------------------------------
                                                Six Months Ended Year ended December 31,
                                                 June 30, 2002   --------------------
                                                  (unaudited)      2001       2000/c/
                                                -------------------------------------
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period...........       $ 5.87       $ 7.59    $ 10.00
                                                -------------------------------------
Income from investment operations:
  Net investment income (loss)/a/..............         (.02)        (.02)       .02
  Net realized and unrealized losses...........        (1.30)       (1.69)     (2.43)
                                                -------------------------------------
Total from investment operations...............        (1.32)       (1.71)     (2.41)
                                                -------------------------------------
Less distributions from net investment income..           --         (.01)        --
                                                -------------------------------------
Net asset value, end of period.................       $ 4.55       $ 5.87    $  7.59
                                                -------------------------------------

Total return/b/................................     (22.35)%     (22.67)%   (24.10)%
Ratios/supplemental data
Net assets, end of period (000's)..............       $6,154       $8,294    $13,021
Ratios to average net assets:
  Expenses.....................................         .86%/d/      .85%       .90%/d/
  Net investment income (loss).................       (.60)%/d/    (.38)%       .35%/d/
Portfolio turnover rate........................       36.34%      182.27%     86.65%



/a/Based on average shares outstanding.
/b/Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin TempletonVariable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
/c/For the period May 1, 2000 (effective date) to December 31, 2000.
/d/Annualized

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN AGGRESSIVE GROWTH SECURITIES FUND

Financial Highlights (continued)


                                                            Class 2
                                                 ---------------------------
                                                 Six Months Ended Period Ended
                                                  June 30, 2002   December 31,
                                                   (unaudited)      2001/c/
                                                 ---------------- ------------
 Per share operating performance
 (for a share outstanding throughout the period)
 Net asset value, beginning of period...........        $5.86          $7.48
                                                 ---------------- ------------
 Income from investment operations:
   Net investment loss/a/.......................         (.03)          (.04)
   Net realized and unrealized losses...........        (1.30)         (1.57)
                                                 ---------------- ------------
 Total from investment operations...............        (1.33)         (1.61)
                                                 ---------------- ------------
 Less distributions from net investment income..           --           (.01)
                                                 ---------------- ------------
 Net asset value, end of period.................        $4.53          $5.86
                                                 ---------------- ------------

 Total return/b/................................     (22.39)%       (22.81)%

 Ratios/supplemental data
 Net assets, end of period (000's)..............         $  2           $  2
 Ratios to average net assets:
   Expenses.....................................        1.11%/d/       1.10%/d/
   Net investment loss..........................      (1.01)%/d/      (.75)%/d/
 Portfolio turnover rate........................       36.34%        182.27%

/a/Based on average shares outstanding.
/b/Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
/c/Forthe period February 12, 2001 (effective date) to December 31, 2001. /d/Annualized

                                                                           FA-5
                      See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN AGGRESSIVE GROWTH SECURITIES FUND

Statement of Investments, June 30, 2002 (unaudited)


                                                        SHARES   VALUE
      -------------------------------------------------------------------
      Common Stocks 96.4%
      /a/Commercial Services 4.3%
      Exult Inc........................................ 13,000 $   84,500
      Lamar Advertising Co., A.........................  2,500     93,025
      Maximus Inc......................................            85,590
                                                         2,700 ----------
                                                                  263,115
                                                               ----------
      /a/Consumer Services 10.7%
      AOL Time Warner Inc..............................  7,000    102,970
      CEC Entertainment Inc............................  1,500     61,950
      eBay Inc.........................................  2,300    141,726
      Entercom Communications Corp.....................  2,000     91,800
      Entravision Communications Corp..................  9,500    116,375
      Magna Entertainment Corp., A.....................  7,000     48,930
      Univision Communications Inc., A.................            94,200
                                                         3,000 ----------
                                                                  657,951
                                                               ----------
      /a/Distribution Services 1.2%
      Andrx Group......................................            72,819
                                                         2,700 ----------
      Electronic Technology 21.6%
      /a/Advanced Fibre Communications Inc.............  5,000     82,700
      /a/Avocent Corp..................................  3,300     52,536
      /a/Dell Computer Corp............................  4,500    117,630
      /a/DRS Technologies Inc..........................  1,300     55,575
      /a/Intersil Corp.................................  4,800    102,624
      /a/KLA-Tencor Corp...............................  1,600     70,384
      /a/L-3 Communications Holdings Inc...............  2,400    129,600
      /a/Lam Research Corp.............................  2,500     86,304
      Linear Technology Corp...........................  3,200    100,576
      /a/Micro International Ltd. (Cayman Islands).....  5,800     60,030
      /a/Network Appliance Inc.........................  8,000     99,280
      /a/Semtech Corp..................................  2,100     56,070
      /a/Tektronix Inc.................................  5,800    108,518
      /a/Varian Semiconductor Equipment Associates Inc.  2,800     95,004
      /a/Xicor Inc.....................................  9,000     36,360
      /a/Xilinx Inc....................................            78,505
                                                         3,500 ----------
                                                                1,331,696
                                                               ----------
      Finance 3.4%
      Charles Schwab Corp..............................  8,500     95,200
      Investors Financial Services Corp................           114,036
                                                         3,400 ----------
                                                                  209,236
                                                               ----------
      /a/Health Services 4.2%
      AdvancePCS.......................................  5,200    124,488
      Caremark RX Inc..................................           132,000
                                                         8,000 ----------
                                                                  256,488
                                                               ----------
      Health Technology 12.4%..........................
      /a/Abgenix Inc...................................  4,700     46,483
      Allergan Inc.....................................  1,800    120,150
      /a/Cubist Pharmaceuticals Inc....................  6,300     59,283
      /a/Cygnus Inc....................................  8,900     17,978
      /a/Enzon Inc.....................................  3,000     73,830

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN AGGRESSIVE GROWTH SECURITIES FUND

Statement of Investments, June 30, 2002 (unaudited) (cont.)

                                                            SHARES   VALUE
   --------------------------------------------------------------------------
   Common Stocks (cont.)
   Health Technology (cont.)
   /a/First Horizon Pharmaceutical Corp....................  2,900 $   60,001
   /a/Guidant Corp.........................................  3,300     99,759
   /a/MedImmune Inc........................................  3,500     92,400
   Pfizer Inc..............................................  3,500    122,500
   /a/Shire Pharmaceuticals Group PLC, ADR (United Kingdom)            72,268
                                                             2,800 ----------
                                                                      764,652
                                                                   ----------
   /a/Industrial Services 3.6%
   Global Industries Ltd................................... 13,000     90,870
   Weatherford International Ltd...........................           133,920
                                                             3,100 ----------
                                                                      224,790
                                                                   ----------
   /a/Process Industries 1.5%
   Sealed Air Corp.........................................            92,621
                                                             2,300 ----------
   Producer Manufacturing 2.5%
   Lennox International Inc................................  7,500    134,925
   Superior Industries International Inc...................            18,500
                                                               400 ----------
                                                                      153,425
                                                                   ----------
   Retail Trade 9.2%
   /a/Abercrombie & Fitch Co., A...........................  2,700     65,124
   /a/Cost Plus Inc........................................  4,600    140,111
   /a/Duane Reade Inc......................................  3,700    125,985
   Home Depot Inc..........................................  2,800    102,844
   /a/Wet Seal Inc.........................................           131,220
                                                             5,400 ----------
                                                                      565,284
                                                                   ----------
   /a/Technology Services 18.9%
   Accenture Ltd., A (Bermuda).............................  5,500    104,500
   Affiliated Computer Services Inc., A....................  3,000    142,440
   Amdocs Ltd..............................................  5,200     39,260
   Aspen Technology Inc....................................  8,500     70,890
   Cadence Design Systems Inc..............................  6,100     98,332
   Concord EFS Inc.........................................  5,500    165,770
   Entrust Inc............................................. 18,000     48,960
   Hewitt Associates Inc...................................    200      4,660
   HNC Software Inc........................................  7,500    125,250
   Informatica Corp........................................ 13,500     95,715
   Inforte Corp............................................  9,800     97,217
   Precise Software Solutions Ltd. (Israel)................  7,200     68,760
   Predictive Systems Inc.................................. 16,400      5,084
   Tier Technologies Inc., B...............................            94,446
                                                             5,300 ----------
                                                                    1,161,284
                                                                   ----------

                                                                           FA-7
                                       .

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN AGGRESSIVE GROWTH SECURITIES FUND

Statement of Investments, June 30, 2002 (unaudited) (cont.)

                                                                              SHARES     VALUE
-------------------------------------------------------------------------------------------------
/a/Transportation 2.9%
Forward Air Corp.............................................................         $  177,012
                                                                                5,400 ----------
Total Common Stocks (Cost $7,061,583)........................................          5,930,373
                                                                                      ----------
/a,b/Preferred Stocks
Technology Services
Micro Photonix Integration Corp., pfd., C (Cost $5,962)......................                 --
                                                                                  944 ----------
Total Long Term Investments (Cost $7,067,545)................................          5,930,373
                                                                                      ----------
/c/Short Term Investments 11.4%
Franklin Institutional Fiduciary Trust Money Market Portfolio (Cost $703,695)            703,695
                                                                              703,695 ----------
Total Investments (Cost $7,771,240) 107.8%...................................          6,634,068
Other Assets, less Liabilities (7.8)%........................................           (477,631)
                                                                                      ----------
Net Assets 100.0%............................................................         $6,156,437
                                                                                      ----------




/a/Non-income producing
/b/See Note 6 regarding restricted securities.
/c/The Franklin Institutional Fiduciary Trust Money Market Portfolio is managed by Frankin Advisers Inc.

FA-8
                      See notes to financial statements.

Franklin Templeton Variable Insurance Products Trust

Franklin Aggressive Growth Securities Fund

Financial Statements (continued)


Statement of Assets and Liabilities
June 30, 2002 (unaudited)

          Assets:
            Investments in securities:
              Cost....................................... $ 7,771,240
                                                          -----------
              Value......................................   6,634,068
          Liabilities:
            Payables:
              Investment securities purchased............     468,381
              Affiliates.................................       3,751
            Other liabilities............................       5,499
                                                          -----------
               Total liabilities.........................     477,631
                                                          -----------
                 Net assets, at value.................... $ 6,156,437
                                                          -----------
          Net assets consist of:
            Undistributed net investment income.......... $   (23,418)
            Net unrealized depreciation..................  (1,137,172)
            Accumulated net realized loss................  (7,920,547)
            Capital shares...............................  15,237,574
                                                          -----------
                 Net assets, at value.................... $ 6,156,437
                                                          -----------
          Class 1:
            Net assets, at value......................... $ 6,154,433
                                                          -----------
            Shares outstanding...........................   1,352,105
                                                          -----------
            Net asset value and offering price per share. $      4.55
                                                          -----------
          Class 2:
            Net assets, at value......................... $     2,004
                                                          -----------
            Shares outstanding...........................         442
                                                          -----------
            Net asset value and offering price per share. $      4.53
                                                          -----------

                                                                           FA-9
                      See notes to financial statements.

Franklin Templeton Variable Insurance Products Trust

Franklin Aggressive Growth Securities Fund

Financial Statements (continued)


Statement of Operations
for the six months June 30, 2002 (unaudited)

       Investment income:
         Dividends......................................... $     9,843
                                                            -----------
       Expenses:
         Management fees (Note 3)..........................      18,079
         Administrative fees (Note 3)......................       7,653
         Distribution fees - Class 2 (Note 3)..............           3
         Transfer agent fees...............................         227
         Custodian fees....................................          36
         Reports to shareholders...........................         733
         Professional fees.................................       6,445
         Trustees' fees and expenses.......................          49
         Other.............................................          36
                                                            -----------
           Total expenses..................................      33,261
                                                            -----------
              Net investment loss..........................     (23,418)
                                                            -----------
       Realized and unrealized gains (losses):
         Net realized gain from investments................      35,175
         Net unrealized depreciation on investments........  (1,889,651)
                                                            -----------
       Net realized and unrealized loss....................  (1,857,476)
                                                            -----------
       Net decrease in net assets resulting from operations $(1,877,894)
                                                            -----------


FA-10
                      See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN AGGRESSIVE GROWTH SECURITIES FUND

Financial Statements (continued)


Statements of Changes in Net Assets
for the six months ended June 30, 2002 and the year ended December 31, 2001

                                                                  Six Months
                                                                     Ended      Year Ended
                                                                 June 30, 2002     2001
                                                                 ------------- -----------
Increase (decrease) in net assets:
  Operations:
    Net investment loss.........................................  $   (23,418) $   (36,818)
    Net realized gain (loss) from investments...................       35,175   (5,674,601)
    Net unrealized appreciation (depreciation) on investments...   (1,889,651)   3,431,601
                                                                 -------------------------
     Net decrease in net assets resulting from operations.......   (1,877,894)  (2,279,440)
  Distributions to shareholders from:
    Net investment income:
     Class 1....................................................           --      (17,313)
     Class 2....................................................           --           (2)
                                                                 -------------------------
  Total distributions to shareholders...........................           --      (17,315)
  Capital share transactions: (Note 2)
     Class 1....................................................     (262,076)  (2,430,035)
     Class 2....................................................           --        2,587
                                                                 -------------------------
  Total capital share transactions..............................     (262,076)  (2,427,448)
     Net decrease in net assets.................................   (2,139,970)  (4,724,203)
Net assets
  Beginning of year.............................................    8,296,407   13,020,610
                                                                 -------------------------
  End of year...................................................  $ 6,156,437  $ 8,296,407
                                                                 -------------------------
Undistributed net investment income included in net assets:
  End of period.................................................  $   (23,418) $        --
                                                                 -------------------------

                                                                          FA-11
                      See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN AGGRESSIVE GROWTH SECURITIES FUND

Notes to Financial Statements (unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company consisting of twenty-four series (the Funds). The Franklin Aggressive Growth Securities Fund (the Fund) included in this report is diversified. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. As of June 30, 2002, over 70% of the Trust shares were sold through one insurance company. The Fund investment objective is capital growth.

The following summarizes the Fund's significant accounting policies.

a. Security Valuation

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Restricted securities and securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Income Taxes

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

d. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN AGGRESSIVE GROWTH SECURITIES FUND

Notes to Financial Statements (unaudited) (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (cont.)

e. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. SHARES OF BENEFICIAL INTEREST

The Fund offers two classes of shares: Class 1 and Class 2. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class, and its exchange privilege.

At June 30, 2002, there were an unlimited number of shares authorized ($.01 par value). Transactions in the Fund's shares were as follows:

                                    Period Ended             Year Ended
                                   June 30, 2002          December 31, 2001
                               -----------------------------------------------
 Class 1 Shares:                Shares      Amount      Shares       Amount
                               -----------------------------------------------
 Shares sold..................  142,768  $   836,886   1,463,471  $  8,614,379
 Shares issued on reinvestment       --           --       2,866        17,312
 Shares redeemed.............. (204,766)  (1,098,962) (1,766,643)  (11,061,726)
                               -----------------------------------------------
 Net decrease.................  (61,998) $  (262,076)   (300,306) $ (2,430,035)
                               -----------------------------------------------
 Class 2 Shares:/a/
 Shares sold..................       --           --         442  $      2,587
                               -----------------------------------------------
 Net increase.................       --           --         442  $      2,587
                               -----------------------------------------------

/a/Forthe period February 12, 2001 (effective date) to December 31, 2001.

3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Trust are also officers and/or directors of the following entities:

Entity                                                        Affiliation
------------------------------------------------------------------------------------
Franklin Templeton Services, LLC (FT Services)                Administrative manager
Franklin Advisers, Inc. (Advisers)                            Investment manager
Franklin/Templeton Distributors, Inc. (Distributors)          Principal underwriter
Franklin/Templeton Investor Services, LLC (Investor Services) Transfer agent

The Fund pays an investment management fee to Advisers based on the average net assets of the Fund as follows:

     Annualized Fee Rate Daily Net Assets
     ---------------------------------------------------------------------
             .50%        First $500 million
             .40%        Over $500 million, up to and including $1 billion
             .35%        Over $1 billion, up to and including $1.5 billion

Fees are further reduced on net assets over $1.5 billion.

Management fees were reduced on assets invested in the Franklin Institutional Fiduciary Trust Money Market Portfolio (the Sweep Money Fund) in an amount not to exceed the management fees paid by the Sweep Money Fund.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN AGGRESSIVE GROWTH SECURITIES FUND

Notes to Financial Statements (unaudited) (continued)


3. TRANSACTIONS WITH AFFILIATES (cont.)

The Fund pays an administrative fee to FT Services of .20% per year of the average daily net assets of the Fund.

The Fund reimburses Distributors up to .25% per year of its average daily net assets of Class 2, for costs incurred in marketing the Fund's shares.

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

4. INCOME TAXES

At December 31, 2001, the Fund had tax basis capital losses of $7,609,523, which may be carried over to offset future capital gains. Such losses expire as follows:

                Capital loss carryovers expiring in:
                  2008.............................. $  596,259
                  2009..............................  7,013,264
                                                     ----------
                                                     $7,609,523
                                                     ----------

Net realized losses differ for financial statement and tax purposes primarily due to the differing treatment of wash sales.

At June 30, 2002, the net unrealized depreciation based on the cost of investments for income tax purposes of $8,105,206 was as follows:

                    Unrealized appreciation.... $   535,500
                    Unrealized depreciation....  (2,006,638)
                                                -----------
                    Net unrealized depreciation $(1,471,138)
                                                -----------

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the period ended June 30, 2002 aggregated $2,696,166 and $2,945,936, respectively.

6. RESTRICTED SECURITIES

The Fund may purchase securities through a private offering that generally cannot be resold to the public without prior registration under the Securities Act of 1933. The costs of registering such securities are paid by the issuer. Restricted security held at June 30, 2002 was as follows:

                                                    Acquisition
   Shares                  Issuer                      Date      Cost  Value
   -------------------------------------------------------------------------
    944   Micro Photonix Integration Corp., pfd., C   6/23/00   $5,962  --

                                 FRANKLIN GLOBAL COMMUNICATIONS SECURITIES FUND


--------------------------------------------------------------------------------
Fund Goals and Primary Investments: Franklin Global Communications Securities Fund seeks both capital appreciation and current income. The Fund invests primarily in equity securities of communications companies that are primarily engaged in providing the distribution, content and equipment related to the creation, transmission or processing of information in any nation, including the U.S. and emerging markets.

--------------------------------------------------------------------------------

World equity markets continued to be weak over the six months ended June 30, 2002. A global economic slowdown and heightened political risks prompted investors to shift funds out of equities in favor of other asset classes such as bonds and real estate. The communications sector was not immune to this environment and most related stocks declined during this period, causing a negative return for the Fund.

The Fund's losses were mitigated by its exposure to U.S. local service providers. These stocks held up better than most primarily because of their relatively stable cash flows and strong balance sheets. We continued to hold large positions in such companies as we believe they offer solid franchises with attractive valuations. Alltel, BellSouth and SBC Communications are examples of the incumbent local providers that we feel are well-positioned for the future and offer the potential for attractive investment returns. These companies possess experienced management teams that appear to run their operations solidly, regardless of the economic climate.

During the past six months, we continued to provide our investors with a broad exposure to the communications sector. The Fund invested in several publishing companies due to their strong cash flows and, in our view, attractive valuations. The New York Times is one of the companies that we purchased. The company has maintained its newspaper franchise while looking for ways to leverage this content across other media. Concerns over the company's exposure to the New York area after September 11 and a possible collapse of advertising spending allowed us to purchase shares at what we considered attractive prices. We also held McGraw-Hill in the portfolio due to its valuable publishing franchise. The company is one of the leading providers of business, education and financial information in the world. Management has a strong track record of creating shareholder value and we expect that this will continue in the years ahead.

[GRAPHIC]
Geographic Distribution
Franklin Global Communications
Securities Fund
Based on Total Net Assets
6/30/02

[PIE CHART APPEARS HERE WITH FOLLOWING INFORMATION]

Americas                         73.5%
Europe                           12.8%
Australia                         3.8%
Asia                              1.3%
Short-Term Investments &
Other Net Assets                  8.6%

                                                                          FGC-1

The U.S. and Western Europe were once again the Fund's largest areas of investment on a geographical basis. Our geographic composition results from a fundamental, bottom-up stock selection process, rather than top-down considerations such as general industry or country trends. With this in mind, we found more U.S. companies offering a superior combination of strong fundamentals and low stock valuations.

Looking forward, we believe investing in the communications sector should reward investors who hold a long-term view. We remain committed to our philosophy of seeking outstanding investment opportunities through fundamental research and thus, think that the Fund is well-positioned to benefit from further advancements in global communications.




 This discussion reflects our views, opinions and portfolio holdings as of June 30, 2002, the end of the reporting period. These opinions may not be relied upon as investment advice or an offer for a particular security. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance does not guarantee future results, these insights may help you understand our investment and management philosophy. Since the Fund concentrates its investments in a single industry or group of industries, it may experience greater volatility than a fund with a more broadly diversified portfolio.




 Top 10 Holdings
 Franklin Global Communications
 Securities Fund
 6/30/02

                    Company
                    Sector/Industry,              % of Total
                    Country                       Net Assets
                    ----------------------------------------

                    BellSouth Corp.                  5.6%
                    Major Telecommunications,
                    U.S.

                    SBC Communications Inc.          5.5%
                    Major Telecommunications,
                    U.S.

                    CenturyTel Inc.                  4.4%
                    Specialty Telecommunications,
                    U.S.

                    Alltel Corp.                     3.7%
                    Major Telecommunications,
                    U.S.

                    The New York Times Co., A        3.0%
                    Publishing: Newspapers, U.S.

                    Telefonos de Mexico SA
                    (TELMEX), L, ADR                 2.6%
                    Major Telecommunications,
                    Mexico

                    Gannett Co. Inc.                 2.5%
                    Publishing: Newspapers, U.S.

                    Verizon Communications Inc.      2.4%
                    Major Telecommunications,
                    U.S.

                    Telstra Corp. Ltd.               2.2%
                    Major Telecommunications,
                    Australia

                    Knight-Ridder Inc.               2.2%
                    Publishing: Newspapers, U.S.


The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments.

FGC-2

PERFORMANCE SUMMARY AS OF 6/30/02

Franklin Global Communications Securities Fund - Class 2 delivered a -27.63% cumulative total return for the six-month period ended 6/30/02. Total return of Class 2 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

        Franklin Global Communications Securities Fund - Class 2*
        Periods ended 6/30/02
                                                                            Since
                                                                          Inception
                                         1-Year       5-Year      10-Year (1/24/89)
        ---------------------------------------------------------------------------
        Cumulative Total Return          -37.10%      -37.51%      -0.65%  +54.42%
        Average Annual Total Return      -37.10%       -8.97%      -0.06%   +3.29%
        Value of $10,000 Investment     $  6,290     $  6,249     $ 9,935 $ 15,442

*Because Class 2 shares were not offered until 1/6/99, standardized Class 2 Fund performance for prior periods represents the historical results of Class 1 shares. For periods beginning on 1/6/99, Class 2's results reflect an additional 12b-1 fee expense, which also affects future performance. Since 1/6/99 (commencement of sales), the cumulative and average annual total returns of Class 2 shares were -53.71% and -19.86%.

Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ.

Franklin Global Communications Securities Fund - Class 2


 Performance reflects the Fund's Class 2 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.


 Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

                                                                          FGC-3
              Past performance does not guarantee future results.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN GLOBAL COMMUNICATIONS SECURITIES FUND

Financial Highlights



                                                                               Class 1
                                                ---------------------------------------------------------------------


                                                Six Months Ended                Year Ended December 31,
                                                 June 30, 2002   ----------------------------------------------------
                                                  (unaudited)       2001       2000      1999      1998       1997
                                                ---------------- ---------  ---------  --------  --------  ----------
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period...........    $    6.87     $   12.88  $   24.86  $  20.45  $  20.33  $    18.18
                                                ---------------------------------------------------------------------
Income from investment operations:
  Net investment income/a/.....................          .02           .04        .11       .37       .76         .90
  Net realized and unrealized gains (losses)...        (1.91)        (3.55)     (6.77)     6.91      1.41        3.54
                                                ---------------------------------------------------------------------
Total from investment operations...............        (1.89)        (3.51)     (6.66)     7.28      2.17        4.44
                                                ---------------------------------------------------------------------
Less distributions from:
  Net investment income........................         (.05)         (.01)      (.50)     (.84)     (.83)       (.96)
  Net realized gains...........................           --         (2.49)     (4.82)    (2.03)    (1.22)      (1.33)
                                                ---------------------------------------------------------------------
Total distributions............................         (.05)        (2.50)     (5.32)    (2.87)    (2.05)      (2.29)
                                                ---------------------------------------------------------------------
Net asset value, end of period.................    $    4.93     $    6.87  $   12.88  $  24.86  $  20.45  $    20.33
                                                ---------------------------------------------------------------------

Total return/b/................................     (27.55)%      (29.24)%   (32.85)%    39.42%    11.19%      26.76%

Ratios/supplemental data
Net assets, end of period (000's)..............    $ 164,749     $ 265,055  $ 523,288  $987,011  $986,755  $1,129,904
Ratios to average net assets:
  Expenses.....................................         .60%/c/       .55%       .52%      .51%      .50%        .50%
  Net investment income........................         .81%/c/       .46%       .54%     1.81%     3.15%       3.91%
Portfolio turnover rate........................       56.67%       105.36%    117.99%    87.53%    33.85%      17.00%



/a/Based on average shares outstanding effective year ended December 31, 1999. /b/Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
/c/Annualized

FGC-4

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN GLOBAL COMMUNICATIONS SECURITIES FUND

Financial Highlights (continued)

                                                                    Class 2
                                                ---------------------------------------------
                                                Six Months Ended     Year Ended December 31,
                                                 June 30, 2002   -------------------------------
                                                  (unaudited)      2001       2000     1999/d/
                                                ---------------- --------  ---------  -------
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period...........    $    6.84     $  12.86  $   24.78  $ 21.02
                                                ---------------- --------  ---------  -------
Income from investment operations:
  Net investment income/a/.....................          .02          .02        .05      .26
  Net realized and unrealized gains (losses)...        (1.91)       (3.54)     (6.72)    6.37
                                                ---------------- --------  ---------  -------
Total from investment operations...............        (1.89)       (3.52)     (6.67)    6.63
                                                ---------------- --------  ---------  -------
Less distributions from:
  Net investment income........................         (.04)        (.01)      (.43)    (.84)
  Net realized gains...........................           --        (2.49)     (4.82)   (2.03)
                                                ---------------- --------  ---------  -------
Total distributions............................        (0.04)       (2.50)     (5.25)   (2.87)
                                                ---------------- --------  ---------  -------
Net asset value, end of period.................    $    4.91     $   6.84  $   12.86  $ 24.78
                                                ---------------- --------  ---------  -------

Total return/b/................................     (27.63)%      (29.4)%   (32.97)%   35.17%

Ratios/supplemental data
Net assets, end of period (000's)..............    $     590     $    312  $     499  $   491
Ratios to average net assets:
  Expenses.....................................         .85%/c/      .80%       .77%     .77%/c/
  Net investment income........................         .64%/c/      .21%       .29%    1.24%/c/
Portfolio turnover rate........................       56.67%      105.36%    117.99%   87.53%

/a/Based on average shares outstanding.
/b/Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
/c/Annualized.
/d/For the period January 6, 1999 (effective date) to December 31, 1999.

                      See notes to financial statements.

                                                                          FGC-5

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN GLOBAL COMMUNICATIONS SECURITIES FUND

Statement of Investments, June 30, 2002 (unaudited)


                                                     COUNTRY      SHARES      VALUE
--------------------------------------------------------------------------------------
Common Stocks 91.4%
/a/Advertising/Marketing Services 1.5%
Dun & Bradstreet Corp............................ United States     76,400 $ 2,525,020
                                                                           -----------
Aerospace & Defense 4.1%
/a/DRS Technologies Inc.......................... United States     76,800   3,283,200
General Dynamics Corp............................ United States     11,500   1,223,025
/a/L-3 Communications Holdings Inc............... United States     40,700   2,197,800
                                                                           -----------
                                                                             6,704,025
                                                                           -----------
Broadcasting 4.2%
/a/Clear Channel Communications Inc.............. United States     78,600   2,516,772
Television Francaise 1...........................     France        71,400   1,911,644
/a/Univision Communications Inc., A.............. United States     79,800   2,505,720
                                                                           -----------
                                                                             6,934,136
                                                                           -----------
Commercial Printing/Forms 1.9%
R.R. Donnelley & Sons Co......................... United States    111,900   3,082,845
                                                                           -----------
/a/Computer Peripherals 1.6%
Lexmark International Inc........................ United States     49,500   2,692,800
                                                                           -----------
Computer Processing Hardware 3.3%
Hewlett-Packard Co............................... United States    184,100   2,813,048
International Business Machines Corp............. United States     37,150   2,674,800
                                                                           -----------
                                                                             5,487,848
                                                                           -----------
Data Processing Services 6.1%
Automatic Data Processing Inc.................... United States     60,000   2,613,000
/a/Concord EFS Inc............................... United States     74,000   2,230,360
/a/Convergys Corp................................ United States    143,200   2,789,536
First Data Corp.................................. United States     66,400   2,470,080
                                                                           -----------
                                                                            10,102,976
                                                                           -----------
/a/Electronic Equipment/Instruments 2.1%
Tektronix Inc.................................... United States    181,400   3,393,994
                                                                           -----------
Electronics/Appliance Stores .8%
Radioshack Corp.................................. United States     41,900   1,259,514
                                                                           -----------
Financial Publishing/Services 3.5%
The McGraw-Hill Cos. Inc......................... United States     59,100   3,528,270
Reuters Group PLC, ADR........................... United Kingdom    70,800   2,280,397
                                                                           -----------
                                                                             5,808,667
                                                                           -----------
/a/Internet Software/Services 1.3%
Check Point Software Technologies Ltd............     Israel       163,200   2,212,992
                                                                           -----------
Major Telecommunications 30.7%
/a/Alaska Communications Systems Holdings Inc.... United States    180,800     858,619
Alltel Corp...................................... United States    131,000   6,157,000
BellSouth Corp................................... United States    293,500   9,245,250
Hellenic Telecommunications Organization SA (OTE)     Greece       178,100   2,814,253
Portugal Telecom SGPS SA, ADR....................    Portugal      415,104   2,951,389
SBC Communications Inc........................... United States    296,200   9,034,100
Sprint Corp. (FON Group)......................... United States    172,300   1,828,103
Telecom Corp. of New Zealand Ltd.................  New Zealand   1,089,947   2,609,884
Telefonica SA, ADR...............................     Spain        131,414   3,265,638

FGC-6

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN GLOBAL COMMUNICATIONS SECURITIES FUND

Statement of Investments, June 30, 2002 (unaudited) (cont.)


                                                   COUNTRY      SHARES      VALUE
-------------------------------------------------------------------------------------
Common Stocks (cont.)
Major Telecommunications (cont.)
Telefonos de Mexico SA de CV (TELMEX), L, ADR..     Mexico       135,900 $  4,359,672
Telstra Corp. Ltd..............................   Australia    1,404,807    3,674,822
Verizon Communications Inc..................... United States     99,100    3,978,865
                                                                         ------------
                                                                           50,777,595
                                                                         ------------
/a/Media Conglomerates .7%
AOL Time Warner Inc............................ United States     80,000    1,176,800
                                                                         ------------
Packaged Software 3.2%
Adobe Systems Inc.............................. United States     72,500    2,066,250
/a/Microsoft Corp.............................. United States     57,000    3,117,900
                                                                         ------------
                                                                            5,184,150
                                                                         ------------
Publishing: Newspapers 7.7%
Gannett Co. Inc................................ United States     55,000    4,174,500
Knight-Ridder Inc.............................. United States     57,600    3,625,920
The New York Times Co., A...................... United States     97,200    5,005,800
                                                                         ------------
                                                                           12,806,220
                                                                         ------------
Semiconductors 5.0%
/a/Altera Corp................................. United States    167,000    2,271,200
/a/Cirrus Logic Inc............................ United States    290,200    2,173,598
Linear Technology Corp......................... United States     76,700    2,410,681
/a/Micrel Inc.................................. United States     93,600    1,345,968
                                                                         ------------
                                                                            8,201,447
                                                                         ------------
Specialty Telecommunications 4.4%
CenturyTel Inc................................. United States    248,100    7,318,950
                                                                         ------------
Telecommunications Equipment 4.6%
Motorola Inc................................... United States    177,700    2,562,434
Nokia Corp., ADR...............................    Finland       178,700    2,587,576
/a/Polycom Inc................................. United States    210,200    2,520,298
                                                                         ------------
                                                                            7,670,308
                                                                         ------------
Wireless Communications 4.7%...................
/a/AT&T Wireless Services Inc.................. United States    424,143    2,481,237
/a/Europolitan Holdings AB.....................     Sweden       587,800    2,353,643
Vodafone Group PLC, ADR........................ United Kingdom   217,300    2,966,145
                                                                         ------------
                                                                            7,801,025
                                                                         ------------
Total Long Term Investments (Cost $181,990,561)                           151,141,312
                                                                         ------------

                                                                          FGC-7

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN GLOBAL COMMUNICATIONS SECURITIES FUND

Statement of Investments, June 30, 2002 (unaudited) (cont.)

                                                                                                                   PRINCIPAL
                                                                                                       COUNTRY      AMOUNT
------------------------------------------------------------------------------------------------------------------------------
/b/Repurchase Agreement 9.4%
Joint Repurchase Agreement, 1.903%, 7/01/02, (Maturity Value $15,524,760) (Cost $15,522,298)....... United States $15,522,298
  ABN AMRO Inc.
  BNP Paribas Securities Corp.
  Barclays Capital Inc.
  Bear, Stearns & Co., Inc.
  Deutsche Banc Alex Brown Inc.
  Dresdner Kleinwort Wasserstein Securities, LLC
  Goldman, Sachs & Co.
  Greenwich Capital Markets Inc.
  Lehman Brothers Inc.
  Morgan Stanley & Co., Inc.
  UBS Warburg, LLC
   Collateralized by U.S. Treasury Bills, Notes, and Bonds, and U.S. Government Agency Securities..

Total Investments (Cost $197,512,859) 100.8%.......................................................
Other Assets, less Liabilities (.8)%...............................................................

Net Assets 100.0%..................................................................................


                                                                                                        VALUE
-----------------------------------------------------------------------------------------------------------------
/b/Repurchase Agreement 9.4%
Joint Repurchase Agreement, 1.903%, 7/01/02, (Maturity Value $15,524,760) (Cost $15,522,298)....... $ 15,522,298
  ABN AMRO Inc.
  BNP Paribas Securities Corp.
  Barclays Capital Inc.
  Bear, Stearns & Co., Inc.
  Deutsche Banc Alex Brown Inc.
  Dresdner Kleinwort Wasserstein Securities, LLC
  Goldman, Sachs & Co.
  Greenwich Capital Markets Inc.
  Lehman Brothers Inc.
  Morgan Stanley & Co., Inc.
  UBS Warburg, LLC
   Collateralized by U.S. Treasury Bills, Notes, and Bonds, and U.S. Government Agency Securities..
                                                                                                    ------------
Total Investments (Cost $197,512,859) 100.8%.......................................................  166,663,610
Other Assets, less Liabilities (.8)%...............................................................   (1,324,303)
                                                                                                    ------------
Net Assets 100.0%.................................................................................. $165,339,307
                                                                                                    ------------

/a/Non-income producing
/b/Investment is through participation in a joint account with other funds managed by the investment advisor. At June 30, 2002, all repurchase agreements held by the Fund had been entered into on June 28, 2002.

FGC-8
                      See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN GLOBAL COMMUNICATIONS SECURITIES FUND

Financial Statements


Statement of Assets and Liabilities
June 30, 2002 (unaudited)

         Assets:
           Investments in securities:
             Cost....................................... $ 197,512,859
                                                         -------------
             Value......................................   166,663,610
           Cash.........................................
           Receivables:
             Investment securities sold.................       551,829
             Capital shares sold........................         1,638
             Dividends and interest.....................       236,727
                                                         -------------
              Total assets..............................   167,453,804
                                                         -------------
         Liabilities:
           Payables:
             Investment securities purchased............     1,818,238
             Capital shares redeemed....................       137,070
             Affiliates.................................        82,496
             Professional fees..........................        36,992
           Other liabilities............................        39,701
                                                         -------------
              Total liabilities.........................     2,114,497
                                                         -------------
                Net assets, at value.................... $ 165,339,307
                                                         -------------
         Net assets consist of:
           Undistributed net investment income.......... $     858,973
           Net unrealized depreciation..................   (30,848,766)
           Accumulated net realized loss................  (246,632,929)
           Capital shares...............................   441,962,029
                                                         -------------
                Net assets, at value.................... $ 165,339,307
                                                         -------------
         Class 1:
           Net assets, at value......................... $ 164,749,346
                                                         -------------
           Shares outstanding...........................    33,409,760
                                                         -------------
           Net asset value and offering price per share. $        4.93
                                                         -------------
         Class 2:
           Net assets, at value......................... $     589,961
                                                         -------------
           Shares outstanding...........................       120,152
                                                         -------------
           Net asset value and offering price per share. $        4.91
                                                         -------------


                                                                          FGC-9
                      See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN GLOBAL COMMUNICATIONS SECURITIES FUND

Financial Statements (continued)


Statement of Operations
for the six months ended June 30, 2002 (unaudited)

Investment income:
  Dividends..................................................................... $  1,256,821
  Interest......................................................................      242,787
                                                                                 ------------
    Total investment income.....................................................    1,499,608
                                                                                 ------------
Expenses:
  Management fees (Note 3)......................................................      589,081
  Distribution fees - Class 2 (Note 3)..........................................          554
  Transfer agent fees...........................................................        2,350
  Custodian fees................................................................        3,184
  Reports to shareholders.......................................................       20,353
  Professional fees.............................................................       20,323
  Trustees' fees and expenses...................................................        1,397
  Other.........................................................................        2,090
                                                                                 ------------
    Total expenses..............................................................      639,332
                                                                                 ------------
     Net investment income......................................................      860,276
                                                                                 ------------
Realized and unrealized gains (losses):
    Net realized loss from:
     Investments................................................................  (69,277,125)
     Foreign currency transactions..............................................     (113,074)
                                                                                 ------------
       Net realized loss........................................................  (69,390,199)
    Net unrealized appreciation on:
     Investments................................................................      472,326
     Translation of assets and liabilities denominated in foreign currencies....          483
                                                                                 ------------
       Net unrealized appreciation..............................................      472,809
                                                                                 ------------
Net realized and unrealized loss................................................  (68,917,390)
                                                                                 ------------
Net decrease in net assets resulting from operations............................ $(68,057,114)
                                                                                 ------------


FGC-10
                      See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN GLOBAL COMMUNICATIONS SECURITIES FUND

Financial Statements (continued)

Statements of Changes in Net Assets
for the six months ended June 30, 2002 (unaudited) and the year ended December 31, 2001

                                                                                             Six Months
                                                                                                Ended         Year Ended
                                                                                            June 30, 2002  December 31, 2001
                                                                                            ---------------------------------
Increase (decrease) in net assets:
  Operations:
    Net investment income.................................................................. $     860,276      $   1,686,748
    Net realized loss from investments and foreign currency transactions...................   (69,390,199)      (142,646,006)
    Net unrealized appreciation on investments and translation of assets and liabilities
     denominated in foreign currencies.....................................................       472,809          3,509,969
                                                                                            --------------------------------
     Net decrease in net assets resulting from operations..................................   (68,057,114)      (137,449,289)
  Distributions to shareholders from:
    Net investment income:
     Class 1...............................................................................    (1,655,159)          (284,737)
     Class 2...............................................................................        (4,896)              (247)
    Net realized gains:
     Class 1...............................................................................            --        (86,469,749)
     Class 2...............................................................................            --            (74,871)
                                                                                            --------------------------------
  Total distributions to shareholders......................................................    (1,660,055)       (86,829,604)
  Capital share transactions: (Note 2)
     Class 1...............................................................................   (30,738,343)       (34,177,686)
     Class 2...............................................................................       428,014             36,233
                                                                                            --------------------------------
  Total capital share transactions.........................................................   (30,310,329)       (34,141,453)
     Net decrease in net assets............................................................  (100,027,498)      (258,420,346)
Net assets:
  Beginning of period......................................................................   265,366,805        523,787,151
                                                                                            --------------------------------
  End of period............................................................................ $ 165,339,307      $ 265,366,805
                                                                                            --------------------------------
Undistributed net investment income included in net assets:
  End of period............................................................................ $     858,973      $   1,658,752
                                                                                            --------------------------------

                                                                         FGC-11
                      See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN GLOBAL COMMUNICATIONS SECURITIES FUND

Notes to Financial Statements (unaudited)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of twenty-four series (the Funds). Franklin Global Communications Securities Fund (the Fund) included in this report is diversified. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. As of June 30, 2002, 100% of the Fund's shares were sold through one insurance company. The Fund's investment objective is growth and income.

The following summarizes the Fund's significant accounting policies.

a. Security Valuation

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Foreign Currency Contracts

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate on a specified date. Realized and unrealized gains and losses are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts.

d. Income Taxes

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

e. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

FGC-12

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN GLOBAL COMMUNICATIONS SECURITIES FUND

Notes to Financial Statements (unaudited) (continued)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (cont.)

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

f. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. SHARES OF BENEFICIAL INTEREST

The Fund offers two classes of shares: Class 1 and Class 2. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class, and its exchange privilege.

At June 30, 2002, there were an unlimited number of shares authorized ($.01 par value). Transactions in the Fund's shares were as follows:

                                                   Six Months Ended              Year Ended
                                                     June 30, 2002            December 31, 2001
                                               ----------------------------------------------------
Class 1 Shares:                                  Shares       Amount        Shares        Amount
                                               ----------------------------------------------------
Shares sold...................................    177,366  $  1,070,066      367,334  $   3,445,872
Shares issued in reinvestment of distributions    320,767     1,655,159   11,340,455     86,754,486
Shares redeemed............................... (5,697,319)  (33,463,568) (13,717,775)  (124,378,044)
                                               ----------------------------------------------------
Net decrease.................................. (5,199,186) $(30,738,343)  (2,009,986) $ (34,177,686)
                                               ----------------------------------------------------
Class 2 Shares:
Shares sold...................................     85,637  $    491,616      102,790  $   1,306,840
Shares issued in reinvestment of distributions        953         4,897        9,845         75,118
Shares redeemed...............................    (12,107)      (68,499)    (105,801)    (1,345,725)
                                               ----------------------------------------------------
Net increase..................................     74,483  $    428,014        6,834  $      36,233
                                               ----------------------------------------------------

3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Trust are also officers and/or directors of the following entities:

Entity                                                        Affiliation
------------------------------------------------------------------------------------
Franklin Templeton Services, LLC (FT Services)                Administrative manager
Franklin Advisers, Inc. (Advisers)                            Investment manager
Franklin/Templeton Distributors, Inc. (Distributors)          Principal underwriter
Franklin/Templeton Investor Services, LLC (Investor Services) Transfer agent

The Fund pays an investment management fee to Advisers based on the average net assets of the Fund as follows:

    Annualized Fee Rate Daily Net Assets
    -----------------------------------------------------------------------
           .625%        First $100 million
            .50%        over $100 million, up to and including $250 million
            .45%        over $250 million, up to and including $10 billion

                                                                         FGC-13

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN GLOBAL COMMUNICATIONS SECURITIES FUND

Notes to Financial Statements (unaudited) (continued)


3. TRANSACTIONS WITH AFFILIATES (cont.)

Fees are further reduced on net assets over $10 billion.

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the average daily net assets, and is not an additional expense of the Fund.

The Fund reimburses Distributors up to .25% per year of its average daily net assets of Class 2 shares for costs incurred in marketing the Fund's shares.

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

4. INCOME TAXES

At December 31, 2001, the Fund had tax basis capital losses of $156,814,955 which may be carried over to offset future capital gains. Such losses expire in 2009.

At December 31, 2001, the Fund has deferred capital losses and deferred currency losses occurring subsequent to October 31, 2001 of $18,271,222 and $58,884, respectively. For tax purposes, such losses will be reflected in the year ending December 31, 2002.

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions.

Net realized losses differ for financial statement and tax purposes primarily due to differing treatment of wash sales and foreign currency transactions.

At June 30, 2002, the net unrealized depreciation based on the cost of investments for income tax purposes of $197,512,859 was as follows:

                   Unrealized appreciation.... $  2,796,568
                   Unrealized depreciation....  (33,645,817)
                                               ------------
                   Net unrealized depreciation $(30,849,249)
                                               ------------

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the period ended June 30, 2002 aggregated $109,613,800 and $122,341,241, respectively.

FGC-14

                                     FRANKLIN GROWTH AND INCOME SECURITIES FUND

--------------------------------------------------------------------------------
Fund Goals and Primary Investments: Franklin Growth and Income Securities Fund seeks capital appreciation, with current income as a secondary goal. The Fund invests primarily in common stocks offering above-market current dividend yields.

--------------------------------------------------------------------------------

The six months ended June 30, 2002, could perhaps be best character- ized as a period of growing confidence on Main Street but waning confidence on Wall Street. The domestic economy, as measured by gross domestic product, grew at a 5.0% annualized rate during first quarter 2002 and continued to expand albeit at a slower estimated 1.1% annualized rate for second quarter 2002. The consumer sector continued to fuel the nation's economic engine; however, signs of an improving corporate sector also became evident. Although lower than the previous year's, first quarter 2002 profits were generally better than expected.

Stocks, on the other hand, weakened across virtually all sectors largely due to continued geopolitical concerns and diminishing public confidence in corporate governance. The highly publicized events at companies such as Enron, Tyco and WorldCom weighed heavily on the investing public. Thus, the Standard & Poor's 500 Composite Index fell 13.15% for the reporting period./1/ Value stocks continued to fare better than growth issues. However, both large- and small-capitalization stocks witnessed declines. In response to broad stock market weakness and favorable inflation news, bonds performed relatively well. The 10-year U.S. Treasury bond's yield dropped to 4.86% at period-end compared with its 5.44% high on April 1, 2002, and 5.07% at the beginning of the period.

Although the Fund experienced negative results for the six months under review, our investment strategy generated returns that compared favorably with most major stock market indexes and reflected market trends for larger-capitalization value stocks. For the period ended June 30, 2002, the Fund's benchmark, the Russell 3000 Value Index, fell 3.90%, while the Lipper VIP Equity Income Funds Objective Average declined 6.61%./1/

1. Sources: Standard & Poor's Micropal; Lipper Inc. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio. Please see Index Descriptions following the Fund Summaries.


[GRAPHIC]
(Bar chart with data as follows)

Portfolio Breakdown
Franklin Growth and Income
Securities Fund
Based on Total Net Assets
6/30/02

Finance                         24.2%
Electronic Technology            9.8%
Energy Minerals                  7.9%
Consumer Non-Durables            6.9%
Communications                   6.9%
Health Technology                6.5%
Producer Manufacturing           6.3%
Utilities                        5.0%
Retail Trade                     4.7%
Consumer Durables                4.1%
Process Industries               4.0%
Technology Services              2.5%
Commercial Services              2.5%
Consumer Services                2.3%
Real Estate                      1.4%
Distribution Services            1.0%
Health Services                  0.9%
Short-Term Investments
& Other Net Assets               3.1%

                                                                          FGI-1

During the period, our investment strategy of focusing on stocks of what we consider high-quality, well-established companies that pay above-average dividends remained unchanged. This discipline typically provides a "cushion" against market volatility through current income and capital appreciation potential. Dividends historically have been a significant contributor to long-term investment returns. Moreover, dividend income generally becomes a larger factor in challenging stock markets or low inflation environments because it provides an up-front return to investors, as well as some protection against market fluctuations.

Economically sensitive stocks, real estate investment trusts (REITs), selected financials and consumer stocks were among the Fund's better performing investments during this challenging time. We took advantage of continued strength among our REITs and consumer holdings to reduce positions as they met our price targets. Aerospace and defense stocks were also strong contributors. We initiated some of these investments during the September 2001 sell-off and added to positions during the period. We believed the long-term growth prospects for this sector were improving and valuations remained attractive. Among our holdings, we realized a healthy gain on our TRW investment, which was subject to an acquisition bid from Northrop Grumman.

Our weaker investments for the period included health care and telecommunications holdings. We believe valuations for pharmaceuticals and leading regional telecommunications companies are especially compelling. Both industries are experiencing near-term growth challenges that are leading to consolidation. Additionally, dividend yields and long-term growth prospects are attractive, in our opinion. Thus, we are adding to our investment positions in these industries.

Selected technology service and utility issues also performed poorly. Sharply curtailed corporate spending hampered share prices of some of our technology service investments, which concentrate in outsourcing corporate functions such as information, communications and payroll. Still, we believed these companies' long-term growth prospects were excellent and their growth rates should reaccelerate with anticipated improved corporate spending later this year. Within utilities, we realized a loss on our Sierra Pacific Resources common stock investment primarily due to an adverse regulatory decision and subsequent dividend omission. We reinvested the proceeds in the Nevada-based utility's convertible preferred stock that continued to offer an attractive dividend yield. Located in the fastest-growing state, we believed the


                    Top 10 Holdings
                    Franklin Growth and Income
                    Securities Fund
                    6/30/02

                    Company
                    Sector/Industry,             % of Total
                    Country                      Net Assets
                    ---------------------

                    ChevronTexaco Corp.             2.6%
                    Energy Minerals, U.S.

                    Washington Mutual Inc.          2.4%
                    Finance, U.S.

                    Verizon Communications Inc.     2.3%
                    Communications, U.S.

                    SBC Communications Inc.         2.2%
                    Communications, U.S.

                    U.S. Bancorp                    2.1%
                    Finance, U.S.

                    General Electric Co.            1.7%
                    Producer Manufacturing,
                    U.S.

                    Dow Chemical Co.                1.6%
                    Process Industries, U.S.

                    Honeywell International Inc.    1.6%
                    Producer Manufacturing,
                    U.S.

                    Bristol-Myers Squibb Co.        1.6%
                    Health Technology, U.S.

                    Shell Transport & Trading
                    Co. PLC, ADR                    1.6%
                    Energy Minerals, U.K.

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments.

FGI-2
company was successfully addressing its regulatory issues and its share price failed to reflect its underlying asset value.

Finance remained the Fund's largest sector weighting at period-end. However, our allocation has been substantially below our benchmark's for the past few years mainly due to credit cycle concerns. During the period's final quarter, we used relative weakness to increase our holdings offering high dividend yields, such as Comerica and KeyCorp, which we consider to be financially solid banks.

Looking forward, we believe the U.S. economy could follow a slower growth pattern for the remainder of the year. Corporate earnings for the second half of 2002 should continue to improve largely due to low corporate inventories, more optimistic purchasing surveys and dramatic productivity gains. While corporate accounting issues may remain in the public spotlight near-term, we are very encouraged by the Securities and Exchange Commission's (SEC's) recent action. Our nation's largest 1,000 companies will be subject to SEC audits and their CEOs will be required to certify the accuracy of their financial statements.

As for geopolitical events, these are impossible to predict. However, we believe the financial market will ultimately benefit from improving economic and corporate profit trends. A recent study by the Wall Street Journal covering 18 economic recoveries since 1912 concluded that stocks have consistently responded favorably to strengthening economies and posted a median gain of 14%./2/ Thus, if history is any guide, stock prices should respond favorably in the months ahead.

2. Source: The Wall Street Journal, 6/10/02.


 This discussion reflects our views, opinions and portfolio holdings as of June 30, 2002, the end of the reporting period. These opinions may not be relied upon as investment advice or an offer for a particular security. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.



                                                                          FGI-3

PERFORMANCE SUMMARY AS OF 6/30/02

Franklin Growth and Income Securities Fund - Class 2 delivered a -4.09% cumulative total return for the six-month period ended 6/30/02. Total return of Class 2 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

         Franklin Growth and Income Securities Fund - Class 2*
         Periods ended 6/30/02
                                                                          Since
                                                                        Inception
                                          1-Year    5-Year     10-Year  (1/24/89)
         ------------------------------------------------------------------------
         Cumulative Total Return          -6.06%    +36.32%    +180.46% +234.96%
         Average Annual Total Return      -6.06%     +6.39%     +10.86%   +9.42%
         Value of $10,000 Investment      $9,394    $13,632     $28,046  $33,496

*Because Class 2 shares were not offered until 1/6/99, standardized Class 2 Fund performance for prior periods represents the historical results of Class 1 shares. For periods beginning on 1/6/99, Class 2's results reflect an additional 12b-1 fee expense, which also affects future performance. Since 1/6/99 (commencement of sales), the cumulative and average annual total returns of Class 2 shares were +9.46% and +2.63%.

Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ.

Franklin Growth and Income Securities Fund - Class 2


 Performance reflects the Fund's Class 2 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.


 Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

FGI-4
              Past performance does not guarantee future results.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN GROWTH AND INCOME SECURITIES FUND

Financial Highlights



                                                                                 Class 1
                                                ------------------------------------------------------------------------
                                                Six Months Ended               Year ended December 31, 2002
                                                 June 30, 2002   -------------------------------------------------------
                                                  (unaudited)        2001       2000      1999       1998        1997
                                                ---------------- --------     --------  --------  ----------  ----------
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period...........     $  15.27     $  17.16     $  17.78  $  20.36  $    21.01  $    17.55
                                                ------------------------------------------------------------------------
Income from investment operations:
  Net investment income/a/.....................          .19          .37/d/       .45       .57         .69         .67
  Net realized and unrealized gains (losses)...         (.77)        (.70)/d/     2.26      (.16)        .99        4.05
                                                ------------------------------------------------------------------------
Total from investment operations...............         (.58)        (.33)        2.71       .41        1.68        4.72
                                                ------------------------------------------------------------------------
Less distributions from:
  Net investment income........................         (.42)        (.05)       (1.17)     (.79)       (.69)       (.64)
  Net realized gains...........................         (.84)       (1.51)       (2.16)    (2.20)      (1.64)       (.62)
                                                ------------------------------------------------------------------------
Total distributions............................        (1.26)       (1.56)       (3.33)    (2.99)      (2.33)      (1.26)
                                                ------------------------------------------------------------------------
Net asset value, end of period.................     $  13.43     $  15.27     $  17.16  $  17.78  $    20.36  $    21.01
                                                ------------------------------------------------------------------------

Total return/b/................................      (4.02)%      (2.02)%       17.99%     1.10%       8.33%      27.74%

Ratios/supplemental data
Net assets, end of period (000's)..............     $584,316     $646,851     $810,837  $964,553  $1,318,743  $1,338,476
Ratios to average net assets:
  Expenses.....................................         .51%/c/      .51%         .50%      .49%        .49%        .49%
  Net investment income........................        2.48%/c/     2.31%/d/     2.75%     2.94%       3.27%       3.53%
Portfolio turnover rate........................       54.29%      119.78%       66.82%    39.80%      27.32%      36.71%

/a/Basedon average shares outstanding effective year ended December 31, 1999. /b/Totalreturn does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
/c/Annualized.
/d/The November, 2000, revised AICPA Audit and Accountancy Guide of Investment
   Companies was implemented January 1, 2001 resulting in an increase (decrease) of $(.026) and $.026 to the net investment income and net realized and unrealized gains per share, respectively, and a decrease of (.17)% to the ratio of net investment income to average net assets for the year ended December 31, 2001.

                                                                          FGI-5

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN GROWTH AND INCOME SECURITIES FUND

Financial Highlights (continued)


                                                                   Class 2
                                                -------------------------------------------
                                                Six Months Ended    Year Ended December 31,
                                                 June 30, 2002   --------------------------
                                                  (unaudited)       2001      2000    1999/e/
                                                ---------------- -------     ------  ------
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period...........     $ 15.20      $ 17.13     $17.73  $20.71
                                                ---------------- -------     ------  ------
Income from investment operations:
  Net investment income/a/.....................         .17          .33/d/     .40     .47
  Net realized and unrealized gains (losses)...        (.75)        (.70)/d/   2.27    (.46)
                                                ---------------- -------     ------  ------
Total from investment operations...............        (.58)        (.37)      2.67     .01
                                                ---------------- -------     ------  ------
Less distributions from:
  Net investment income........................        (.42)        (.05)     (1.11)   (.79)
  Net realized gains...........................        (.84)       (1.51)     (2.16)  (2.20)
                                                ---------------- -------     ------  ------
Total distributions............................       (1.26)       (1.56)     (3.27)  (2.99)
                                                ---------------- -------     ------  ------
Net asset value, end of period.................     $ 13.36      $ 15.20     $17.13  $17.73
                                                ---------------- -------     ------  ------

Total return/b/................................     (4.09)%      (2.28)%     17.79%  (.86)%

Ratios/supplemental data
Net assets, end of period (000's)..............     $28,892      $11,789     $2,311   $ 789
Ratios to average net assets:
  Expenses.....................................        .75%/c/      .76%       .75%    .75%/c/
  Net investment income........................       2.28%/c/     2.13%/d/   2.46%   2.55%/c/
Portfolio turnover rate........................      54.29%      119.78%     66.82%  39.80%

/a/Basedon average shares outstanding.
/b/Totalreturn does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
/c/Annualized.
/d/The November, 2000, revised AICPA Audit and Accountancy Guide of Investment
   Companies was implemented January 1, 2001 resulting in an increase (decrease) of $(.026) and $.026 to the net investment income and net realized and unrealized gains per share, respectively, and a decrease of (.17)% to the ratio of net investment income to average net assets for the year ended December 31, 2001.
/e/For the period January 6, 1999 (effective date) to December 31, 1999.

FGI-6
                      See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN GROWTH AND INCOME SECURITIES FUND

Statement of Investments, June 30, 2002 (unaudited)


                                                          SHARES     VALUE
  ---------------------------------------------------------------------------
  Common Stocks 79.9%
  Commercial Services 2.5%
  Interpublic Group of Cos. Inc.......................... 193,000 $ 4,778,681
  The McGraw-Hill Cos. Inc...............................  74,000   4,417,800
  R.R. Donnelley & Sons Co............................... 225,000   6,198,750
                                                                  -----------
                                                                   15,395,231
                                                                  -----------
  Communications 5.9%
  AT&T Corp.............................................. 313,500   3,354,450
  BellSouth Corp......................................... 170,000   5,355,000
  SBC Communications Inc................................. 446,472  13,617,396
  Verizon Communications Inc............................. 347,922  13,969,068
                                                                  -----------
                                                                   36,295,914
                                                                  -----------
  Consumer Durables 3.3%
  Mattel Inc............................................. 165,000   3,478,200
  Newell Rubbermaid Inc.................................. 183,000   6,415,980
  Stanley Works.......................................... 110,000   4,511,100
  Whirlpool Corp.........................................  88,000   5,751,680
                                                                  -----------
                                                                   20,156,960
                                                                  -----------
  Consumer Non-Durables 6.9%
  Coca-Cola Co........................................... 144,000   8,064,000
  General Mills Inc...................................... 135,000   5,950,800
  Kimberly-Clark Corp.................................... 102,100   6,330,200
  Philip Morris Cos. Inc................................. 148,800   6,499,584
  Procter & Gamble Co....................................  72,000   6,429,600
  R.J. Reynolds Tobacco Holdings Inc.....................  78,300   4,208,625
  Sara Lee Corp.......................................... 240,000   4,953,600
                                                                  -----------
                                                                   42,436,409
                                                                  -----------
  Consumer Services 1.5%
  Gannett Co. Inc........................................  60,000   4,554,000
  The Walt Disney Co..................................... 253,900   4,798,710
                                                                  -----------
                                                                    9,352,710
                                                                  -----------
  Electronic Technology 6.2%
  Boeing Co.............................................. 182,000   8,190,000
  Diebold Inc............................................ 132,500   4,934,300
  Hewlett-Packard Co..................................... 450,000   6,876,000
  Motorola Inc........................................... 442,900   6,386,618
  Nokia Corp., ADR (Finland)............................. 390,000   5,647,200
  Rockwell Automation Inc................................ 312,500   6,243,750
                                                                  -----------
                                                                   38,277,868
                                                                  -----------
  Energy Minerals 7.9%
  BP PLC, ADR (United Kingdom)........................... 150,000   7,573,500
  ChevronTexaco Corp..................................... 180,458  15,970,533
  Conoco Inc............................................. 274,268   7,624,650
  Exxon Mobil Corp....................................... 184,944   7,567,908
  Shell Transport & Trading Co. PLC, ADR (United Kingdom) 213,200   9,596,132
                                                                  -----------
                                                                   48,332,723
                                                                  -----------

                                                                          FGI-7

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN GROWTH AND INCOME SECURITIES FUND

Statement of Investments, June 30, 2002 (unaudited) (cont.)


                                                       SHARES      VALUE
    ------------------------------------------------------------------------
    Common Stocks (cont.)
    Finance 21.9%
    ABN Amro Holding NV, ADR (Netherlands)...........   387,000 $  6,089,590
    Aegon NV, ADR (Netherlands)......................   400,000    8,140,000
    Bank of America Corp.............................   134,000    9,428,240
    Bank of New York Co. Inc.........................   145,000    4,893,750
    Citigroup Inc....................................   219,000    8,486,250
    Comerica Inc.....................................   100,000    6,140,000
    Fleet Boston Financial Corp......................   175,000    5,661,250
    Freddie Mac......................................   135,000    8,262,000
    GATX Corp........................................   263,600    7,934,360
    JP Morgan Chase & Co.............................   278,270    9,436,918
    KeyCorp..........................................   297,000    8,108,100
    Lincoln National Corp............................    83,400    3,502,800
    Mercantile Bankshares Corp.......................    90,000    3,692,700
    Morgan Stanley...................................   119,000    5,126,520
    St. Paul Cos. Inc................................    98,400    3,829,728
    U.S. Bancorp.....................................   555,000   12,959,250
    Washington Mutual Inc............................   390,500   14,491,455
    Wells Fargo & Co.................................   158,000    7,909,480
                                                                ------------
                                                                 134,094,391
                                                                ------------
    Health Technology 6.5%
    Abbott Laboratories..............................   128,000    4,819,200
    Bristol-Myers Squibb Co..........................   373,700    9,604,090
    ICN Pharmaceuticals Inc..........................   265,000    6,415,650
    Pall Corp........................................   240,000    4,980,000
    Pfizer Inc.......................................   215,000    7,525,000
    Wyeth............................................   123,000    6,297,600
                                                                ------------
                                                                  39,641,540
                                                                ------------
    Process Industries 4.0%
    Dow Chemical Co..................................   291,800   10,032,084
    E.I. du Pont de Nemours and Co...................   104,000    4,617,600
    Imperial Chemical Industries PLC (United Kingdom) 1,043,900    5,075,818
    RPM Inc..........................................   319,800    4,876,950
                                                                ------------
                                                                  24,602,452
                                                                ------------
    Producer Manufacturing 6.3%
    Emerson Electric Co..............................   151,000    8,080,010
    General Electric Co..............................   359,100   10,431,855
    Honeywell International Inc......................   275,000    9,688,250
    Pitney Bowes Inc.................................   135,400    5,378,088
    United Technologies Corp.........................    72,000    4,888,800
                                                                ------------
                                                                  38,467,003
                                                                ------------
    Retail Estate 1.4%
    Glenborough Realty Trust Inc.....................   193,100    4,576,470
    Vornado Realty Trust.............................    85,000    3,927,000
                                                                ------------
                                                                   8,503,470
                                                                ------------
    Retail Trade 2.6%
    Koninklijke Ahold NV, ADR (Netherlands)..........   170,600    3,582,600
    May Department Stores Co.........................   276,900    9,118,317
    Sears, Roebuck & Co..............................    56,500    3,067,950
                                                                ------------
                                                                  15,768,867
                                                                ------------

FGI-8

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN GROWTH AND INCOME SECURITIES FUND

Statement of Investments, June 30, 2002 (unaudited) (cont.)

                                                                  SHARES       VALUE
----------------------------------------------------------------------------------------
Common Stocks (cont.)
Technology Services 1.1%
Automatic Data Processing Inc...................................    154,500 $  6,728,475
                                                                            ------------
Utilities 1.9%
CMS Energy Corp.................................................    380,000    4,172,400
Duke Energy Corp................................................     90,000    2,799,000
Vectren Corp....................................................    185,000    4,643,500
                                                                            ------------
                                                                              11,614,900
                                                                            ------------
Total Common Stocks (Cost $453,092,653).........................             489,668,913
                                                                            ------------
Convertible Preferred Stocks 12.5%
Consumer Durables .8%
Ford Motor Co. Capital Trust II, 6.50%, cvt. pfd................     87,500    4,921,875
                                                                            ------------
Consumer Services .8%
MediaOne Group Inc. into Vodafone, 7.00%, cvt. pfd..............    308,800    4,670,600
                                                                            ------------
Electronic Technology 2.2%
Raytheon Co., 8.25%, cvt. pfd...................................    143,300    9,493,625
Solectron Corp., 7.25%, cvt. pfd................................    224,000    4,000,640
                                                                            ------------
                                                                              13,494,265
                                                                            ------------
Finance 2.3%
Host Marriott Corp., 6.75%, cvt. pfd............................     91,000    3,895,983
MetLife Capital Trust I, 8.00%, cvt. pfd........................     50,200    4,499,175
Prudential Financial Inc., 6.75%, cvt. pfd......................     96,000    5,529,600
                                                                            ------------
                                                                              13,924,758
                                                                            ------------
Health Services .9%
Caremark RX Capital Trust I, 7.00%, cvt. pfd....................     50,800    5,797,550
                                                                            ------------
Retail Trade 1.0%
Toys R Us Inc., cvt. pfd........................................    120,200    6,166,260
                                                                            ------------
Technology Services 1.4%
Electronic Data Systems Corp., 7.625%, cvt. pfd.................    232,400    8,645,280
                                                                            ------------
Utilities 3.1%
FPL Group Inc. 8.50%, cvt., pfd.................................    116,600    6,460,806
PPL Capital Fund Trust I, 7.75%, cvt. pfd., E...................    330,000    6,237,000
Sierra Pacific Resources Co., 9.00%, cvt. pfd., PIES............    165,700    6,628,000
                                                                            ------------
                                                                              19,325,806
                                                                            ------------
Total Convertible Preferred Stocks (Cost $75,098,875)...........              76,946,394
                                                                            ------------
                                                                 PRINCIPAL
                                                                  AMOUNT
                                                                 ----------

Convertible Bonds 4.5%
Communications 1.0%
Liberty Media Corp., into Viacom, cvt., Series B, 3.25%, 3/15/31 $6,250,000    6,067,813
                                                                            ------------
Distribution Services 1.0%
Amerisource Health Corp., cvt., 5.00%, 12/01/07.................  3,650,000    5,867,375
                                                                            ------------
Electronic Technology 1.4%
Advanced Micro Devices Inc., cvt., 144A, 4.75%, 2/01/22.........  6,100,000    4,796,125
Lattice Semiconductor Co., cvt., 4.75%, 11/01/06................  4,550,000    3,878,875
                                                                            ------------
                                                                               8,675,000
                                                                            ------------

                                                                          FGI-9

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN GROWTH AND INCOME SECURITIES FUND

Statement of Investments, June 30, 2002 (unaudited) (cont.)

                                                                                                       PRINCIPAL
                                                                                                        AMOUNT       VALUE
------------------------------------------------------------------------------------------------------------------------------
Convertible Bonds (cont.)
Retail Trade 1.1%
Penney JC Co. Inc., cvt., 144A, 5.00%, 10/15/08...................................................... $ 6,900,000 $  6,908,625
                                                                                                                  ------------
Total Convertible Bonds (Cost $28,363,257)...........................................................               27,518,813
                                                                                                                  ------------
Total Long Term Investments (Cost $556,554,785)......................................................              594,134,120
                                                                                                                  ------------
/a/Repurchase Agreement 2.3%
Joint Repurchase Agreement, 1.903%, 7/01/02, (Maturity Value $14,076,547) (Cost $14,074,315).........  14,074,315   14,074,315
   ABN AMRO Inc.
   BNP Paribas Securities Corp.
   Barclays Capital Inc.
   Bear, Stearns & Co., Inc.
   Deutsche Banc Alex Brown Inc.
   Dresdner Kleinwort Wasserstein Securities, LLC
   Goldman, Sachs & Co.
   Greenwich Capital Markets Inc.
   Lehman Brothers Inc.
   Morgan Stanley & Co., Inc.
   UBS Warburg, LLC
     Collateralized by U.S. Treasury Bills, Notes, and Bonds, and U.S. Government Agency Securities
                                                                                                                  ------------
Total Investments (Cost $570,629,100) 99.2%..........................................................              608,208,435
Other Assets, less Liabilities .8%...................................................................                4,999,513
                                                                                                                  ------------
Net Assets 100.0%....................................................................................             $613,207,948
                                                                                                                  ------------




/a/Investment is through participation in a joint account with other funds managed by the investment advisor. At June 30, 2002, all repurchase agreements had been entered into on June 28, 2002.

FGI-10
                      See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN GROWTH AND INCOME SECURITIES FUND

Financial Statements

Statement of Assets and Liabilities
June 30, 2002 (unaudited)

          Assets:
            Investments in securities:
              Cost....................................... $570,629,100
                                                          ------------
              Value......................................  608,208,435
            Receivables:
              Investment securities sold.................   18,561,981
              Capital shares sold........................      297,113
              Dividends and interest.....................    1,390,597
                                                          ------------
               Total assets..............................  628,458,126
                                                          ------------
          Liabilities:
            Payables:
              Investment securities purchased............   14,530,897
              Capital shares redeemed....................      405,261
              Affiliates.................................      264,740
            Other liabilities............................       49,280
                                                          ------------
               Total liabilities.........................   15,250,178
                                                          ------------
                 Net assets, at value.................... $613,207,948
                                                          ------------
          Net assets consist of:
            Undistributed net investment income.......... $  6,900,128
            Net unrealized appreciation..................   37,579,335
            Accumulated net realized gain................   27,188,333
            Capital shares...............................  541,540,152
                                                          ------------
                 Net assets, at value.................... $613,207,948
                                                          ------------
          Class 1:
            Net assets, at value......................... $584,315,672
                                                          ------------
            Shares outstanding...........................   43,506,770
                                                          ------------
            Net asset value and offering price per share. $      13.43
                                                          ------------
          Class 2:
            Net assets, at value......................... $ 28,892,276
                                                          ------------
            Shares outstanding...........................    2,163,379
                                                          ------------
            Net asset value and offering price per share. $      13.36
                                                          ------------


                                                                         FGI-11
                      See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN GROWTH AND INCOME SECURITIES FUND

Financial Statements (continued)


Statement of Operations
for the six months ended June 30, 2002 (unaudited)

       Investment income:
         Dividends......................................... $  8,702,783
         Interest..........................................    1,004,597
                                                            ------------
           Total investment income.........................    9,707,380
                                                            ------------
       Expenses:
         Management fees (Note 3)..........................    1,574,197
         Distribution fees - Class 2 (Note 3)..............       23,939
         Transfer agent fees...............................        9,664
         Custodian fees....................................        3,236
         Reports to shareholders...........................       34,233
         Professional fees.................................       16,946
         Trustees' fees and expenses.......................        3,250
         Other.............................................        4,023
                                                            ------------
           Total expenses..................................    1,669,488
                                                            ------------
              Net investment income........................    8,037,892
                                                            ------------
       Realized and unrealized gains (losses):
         Net realized gain (loss) from:
           Investments.....................................   27,170,479
           Foreign currency transactions...................      (24,742)
                                                            ------------
               Net realized gain...........................   27,145,737
         Net unrealized depreciation on investments........  (61,019,335)
                                                            ------------
       Net realized and unrealized loss....................  (33,873,598)
                                                            ------------
       Net decrease in net assets resulting from operations $(25,835,706)
                                                            ------------

FGI-12
                      See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN GROWTH AND INCOME SECURITIES FUND

Financial Statements (continued)


Statements of Changes in Net Assets
for the six months ended June 30, 2002 (unaudited) and the year ended December 31, 2001

                                                                             Six Months         Year
                                                                                Ended           Ended
                                                                            June 30, 2002 December 31, 2001
                                                                            -------------------------------
Increase (decrease) in net assets:
  Operations:
    Net investment income.................................................. $  8,037,892      $  16,647,765
    Net realized gain from investments and foreign currency transactions...   27,145,737         37,731,780
    Net unrealized depreciation on investments.............................  (61,019,335)       (72,162,954)
                                                                            -------------------------------
     Net decrease in net assets resulting from operations..................  (25,835,706)       (17,783,409)
  Distributions to shareholders from:
    Net investment income:
     Class 1...............................................................  (17,112,240)        (2,210,457)
     Class 2...............................................................     (789,171)           (15,510)
    Net realized gains:
     Class 1...............................................................  (34,010,678)       (65,292,798)
     Class 2...............................................................   (1,599,783)          (458,094)
                                                                            -------------------------------
  Total distributions to shareholders......................................  (53,511,872)       (67,976,859)
  Capital share transactions: (Note 2)
     Class 1...............................................................   12,999,027        (78,718,268)
     Class 2...............................................................   20,916,604          9,970,609
                                                                            -------------------------------
  Total capital share transactions.........................................   33,915,631        (68,747,659)
     Net decrease in net assets............................................  (45,431,947)      (154,507,927)
Net assets:
  Beginning of period......................................................  658,639,895        813,147,822
                                                                            -------------------------------
  End of period............................................................ $613,207,948      $ 658,639,895
                                                                            -------------------------------
Undistributed net investment income included in net assets:
  End of period............................................................ $  6,900,128      $  16,763,647
                                                                            -------------------------------


                                                                         FGI-13
                      See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN GROWTH AND INCOME SECURITIES FUND

Notes to Financial Statements (unaudited)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of twenty-four series (the Funds). Franklin Growth and Income Securities Fund (the Fund) included in this report is diversified. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. As of June 30, 2002, 99% of the Fund's shares were sold through one insurance company. The Fund's investment objective is growth and income.

The following summarizes the Fund's significant accounting policies.

a. Security Valuation

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Foreign Currency Contracts

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate on a specified date. Realized and unrealized gains and losses are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts.

d. Income Taxes

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

e. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

Distributions received by the Trust from securities may be a return of capital
(ROC). Such distributions reduce the cost basis of the securities, and any distributions in excess of the cost basis are recognized as capital gains.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

FGI-14

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN GROWTH AND INCOME SECURITIES FUND

Notes to Financial Statements (unaudited) (continued)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (cont.)

f. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. SHARES OF BENEFICIAL INTEREST

The Fund offers two classes of shares: Class 1 and Class 2. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class, and its exchange privilege.

At June 30, 2002, there were an unlimited number of shares authorized ($.01 par value). Transactions in the Fund's shares were as follows:

                                                   Six Months Ended              Year Ended
                                                     June 30, 2002            December 31, 2001
                                               ------------------------  ---------------------------
                                                 Shares       Amount        Shares        Amount
Class 1 Shares:                                ----------  ------------  -----------  -------------
Shares sold...................................    469,472  $  7,316,530    1,586,744  $  25,733,210
Shares issued on merger (Note 7)..............  1,625,533    25,081,974           --             --
Shares issued in reinvestment of distributions  3,683,207    51,122,917    4,371,973     67,503,255
Shares redeemed............................... (4,628,652)  (70,522,394) (10,844,202)  (171,954,733)
                                               ----------------------------------------------------
Net increase (decrease).......................  1,149,560  $ 12,999,027   (4,885,485) $ (78,718,268)
                                               ----------  ------------  -----------  -------------
Class 2 Shares:
Shares sold...................................  1,380,690  $ 21,053,908    2,027,589  $  31,846,578
Shares issued on merger (Note 7)..............    429,930     6,599,428           --             --
Shares issued in reinvestment of distributions    173,113     2,388,954       30,753        473,604
Shares redeemed...............................   (595,573)   (9,125,686)  (1,417,816)   (22,349,573)
                                               ----------  ------------  -----------  -------------
Net Increase..................................  1,387,939  $ 20,916,604      640,536  $   9,970,609
                                               ----------  ------------  -----------  -------------

3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Trust are also officers and/or directors of the following entities:

Entity                                                        Affiliation
------------------------------------------------------------------------------------
Franklin Templeton Services, LLC (FT Services)                Administrative manager
Franklin Advisers, Inc. (Advisers)                            Investment manager
Franklin/Templeton Distributors, Inc. (Distributors)          Principal underwriter
Franklin/Templeton Investor Services, LLC (Investor Services) Transfer agent

The Fund pays an investment management fee to Advisers based on the average net assets of the Fund as follows:

    Annualized Fee Rate Daily Net Assets
    -----------------------------------------------------------------------
           .625%        First $100 million
            .50%        Over $100 million, up to and including $250 million
            .45%        Over $250 million, up to and including $10 billion

Fees are further reduced on net assets over $10 billion.

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the average daily net assets, and is not an additional expense of the Fund.

                                                                         FGI-15

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN GROWTH AND INCOME SECURITIES FUND

Notes to Financial Statements (unaudited) (continued)


3. TRANSACTIONS WITH AFFILIATES (cont.)
The Fund reimburses Distributors up to .25% per year of its average daily net assets of Class 2 shares for costs incurred in marketing the Fund's shares.

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

4. INCOME TAXES

At June 30, 2002, the net unrealized appreciation based on the cost of investments for income tax purposes of $572,611,975 was as follows:

                   Unrealized appreciation.... $ 73,996,294
                   Unrealized depreciation....  (38,399,834)
                                               ------------
                   Net unrealized appreciation $ 35,596,460
                                               ------------

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of bond discounts and premiums, and foreign currency transactions.

Net realized capital gains differ for financial statement and tax purposes primarily due to differing treatment of wash sales, bond discounts and premiums, and foreign currency transactions.

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the period ended June 30, 2002 aggregated $341,751,133 and $354,460,657, respectively.

6. CREDIT RISK

The Fund has 8.4% of its portfolio invested in below investment grade and comparable quality unrated high yield securities, which tend to be more sensitive to economic conditions than higher rated securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer. For information as to specific securities, see the accompanying Statement of Investments.

7. MERGER OF THE NATURAL RESOURCES FUND

On May 1, 2002, the Franklin Templeton Variable Insurance Products Trust (FTVIPT) - Franklin Growth and Income Securities Fund acquired the net assets of the FTVIPT - Franklin Natural Resources Fund pursuant to a plan of reorganization. The merger was accomplished by a taxable exchange, and accounted for as a purchase.

The selected financial information and shares outstanding immediately before and after the acquisition were as follows.

                                           Class 1                       Class 2
                                ------------------------------------------
                                 Net Assets   NAV     Shares   Net Assets   NAV    Shares
Fund Name                       ------------ ------ ---------- ----------- ------ ---------
Natural Resources.............. $ 25,081,974 $13.06  1,920,611 $ 6,599,428 $13.02   506,701
Growth and Income.............. $614,084,421 $15.43 39,800,178 $19,126,972 $15.35 1,246,259
Growth and Income - post merger $639,166,395 $15.43 41,425,711 $25,726,400 $15.35 1,676,189

                                                 Fund Level
                                          -------------------------
                                           Net assets        Shares
          Fund Name                       ------------ -   ----------
          Natural Resources.............. $ 31,681,402      2,427,312
          Growth and Income.............. $633,211,393     41,046,437
          Growth and Income - post merger $664,892,795     43,101,900

FGI-16

                                                      FRANKLIN HIGH INCOME FUND


--------------------------------------------------------------------------------
Fund Goals and Primary Investments: Franklin High Income Fund seeks a high level of current income, with capital appreciation as a secondary goal. The
Fund invests primarily in debt securities, including lower-rated "junk bonds," offering high yield and expected total return. The Fund also may invest in foreign securities, including emerging markets.

--------------------------------------------------------------------------------

The first half of 2002 brought considerable volatility to the capital markets and the U.S. economy. The year began with optimism about the U.S. economic recovery, and gross domestic product growth registered a healthy 5.0% annualized pace in the first quarter. Gradually, however, leading economic indicators weakened and the securities markets dropped, reflecting the growing uncertainty. The high yield bond market showed a similar pattern, as demonstrated by the risk premium investors paid for high yield bonds. This could be seen in the yield spread on the CSFB High Yield Index over U.S. Treasuries, which initially narrowed from its December 31, 2001, level of 8.68% during the first half of the reporting period but subsequently widened to finish at 8.23%./1 /Overall, the weakening high yield bond environment negatively affected the Fund's performance, though its returns for the six months ended June 30, 2002, compared favorably with the general equity market's return of -13.15% as measured by the Standard & Poor's 500 Composite Index./2/

We made several changes to the portfolio's industry and sector composition. Although we reduced wireless communications, which was our top sector weighting at the beginning of the reporting period, it remained the Fund's largest allocation at period-end. Despite recent negative market sentiment toward wireless operators, we believe this category's leaders will prove to have winning business models in the long run. U.S. wireless penetration rates grew from approximately 40% in 2000 to 46% in 2001. In our analysis, domestic wireless operators will experience continued penetration gains over the next few years despite the current slowdown. Consequently, we believe portfolio holdings such as VoiceStream Wireless and Dobson/Sygnet Communications, two of our top ten positions, are well situated to capitalize on the sector's ongoing expansion.

We increased the Fund's investments in the gaming, health care and consumer products sectors, which were among its top five sector weightings

1. Source: CSFB. Please see Index Descriptions following the Fund Summaries. Treasuries, if held to maturity, offer a fixed rate of return and fixed principal value; their interest payments and principal are guaranteed.
2. Source: Standard & Poor's Micropal. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio. Please see Index Descriptions following the Fund Summaries.


 Top 10 Sectors/Industries
 Franklin High Income Fund
 Based on Total Net Assets
 6/30/02

                                               % of Total
                                               Net Assets
                       ----------------------------------
                       Wireless
                       Communications            10.90%

                       Gaming                     9.44%

                       Pay Television             7.08%

                       Health Care                6.57%

                       Consumer Products          6.30%

                       Paper & Forest Products    5.35%

                       Broadcasting               5.30%

                       Lodging                    4.78%

                       Energy                     4.42%

                       Industrials                4.40%

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments.

at period-end. We added to the gaming sector due to its strong cash flow generation characteristics, favorable asset values and resiliency displayed through the recent economic downturn. We like the health care sector's stable cash flows; this area tends to hold up well regardless of the economic cycle and makes for a good defensive position, in our opinion. We added selectively to the consumer products segment where we found favorable valuations.

We also reduced exposure to the pay television and telecommunications sectors. Pay television continued to hold substantial weighting in the Fund, but we thought some of these issues stood to suffer from recent negative market sentiment and near-term challenges facing the sector. We like the sector for the longer term, however, as cable companies generally produce stable cash flows and maintain solid asset values. Our portfolio reductions within the telecommunications sector followed a pattern we began in 2001, as we believe this beleaguered area is still plagued by a noticeable supply overcapacity, weak pricing and poor investor sentiment.

Although recent, heightened equity market volatility has tempered our near-term optimism, we maintain a favorable longer-term outlook for high yield bonds, which is driven by expected moderate economic growth in the coming months, the prospects for an improving credit cycle and attractive market valuations. The default cycle may have finally passed its peak, as many market observers, including Moody's Investors Service, believe that the high yield bond market's rising default rates will decline in the second half of 2002. Also, the majority of recent new issuance has come from higher-rated companies with stronger balance sheets, improving the high yield bond market's overall credit profile. Finally, yield spreads remain well above long-term historical averages. As discussed earlier, the CSFB High Yield Index's yield spread over Treasuries finished the period at 8.23%, far exceeding the 5- and 10-year average spreads of 6.53% and 5.50%./1/ Consequently, we believe the high yield corporate bond market offers attractive total return potential to investors with a longer-term horizon.

 This discussion reflects our views, opinions and portfolio holdings as of June 30, 2002, the end of the reporting period. These opinions may not be relied upon as investment advice or an offer for a particular security. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

PERFORMANCE SUMMARY AS OF 6/30/02

Franklin High Income Fund - Class 2 delivered a -12.20% cumulative total return for the six-month period ended 6/30/02. Total return of Class 2 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

         Franklin High Income Fund - Class 2*
         Periods ended 6/30/02
                                                               Since
                                                             Inception
                                     1-Year  5-Year  10-Year (1/24/89)
         -------------------------------------------------------------
         Cumulative Total Return     -11.00% -15.01% +46.17%  +92.37%
         Average Annual Total Return -11.00%  -3.20%  +3.87%   +4.99%

*Because Class 2 shares were not offered until 1/6/99, standardized Class 2 Fund performance for prior periods represents the historical results of Class 1 shares. For periods beginning on 1/6/99, Class 2's results reflect an additional 12b-1 fee expense, which also affects future performance. Since 1/6/99 (commencement of sales), the cumulative and average annual total returns of Class 2 shares were -21.32% and -6.66%.

Franklin High Income Fund - Class 2


 Performance reflects the Fund's Class 2 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.


 Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

                                                                           FH-3
              Past performance does not guarantee future results.

                                                FRANKLIN INCOME SECURITIES FUND

--------------------------------------------------------------------------------
Fund Goal and Primary Investments: Franklin Income Securities Fund seeks to maximize income while maintaining prospects for capital appreciation. The Fund invests in debt and equity securities, including lower-rated "junk bonds." The Fund may also invest in foreign securities, including emerging markets.

--------------------------------------------------------------------------------

During the six months ended June 30, 2002, the U.S. stock market remained weak as investors questioned the timing and strength of an improvement in corporate profits. The Federal Reserve Board's aggressive rate easing campaign of 2001 appeared to be showing some signs of success as consumer-driven sectors such as housing and autos exhibited surprising resilience in the face of economic adversity. Although down from higher levels established in first quarter 2002, economic growth remained in positive territory through the first half of the year. In contrast to the volatile stock market, which fell during the period, the bond market remained relatively stable with the yield on the benchmark 10-year Treasury bond decreasing slightly from 5.07% at the beginning of the period to 4.86% on June 30, 2002.

Several of the Fund's equity sectors rebounded with notable strength in electric utilities, while corporate bonds generally felt the negative impact of high corporate debt levels and greater scrutiny from credit rating agencies. In particular, the Fund's gold, energy, utility and real estate investment trust
(REIT) sectors were standouts, led by investments in AngloGold, Entergy, Weatherford International and Host Marriott. During the six-month reporting period, we looked for investment opportunities created by soft business and market conditions while continuing to take profits in several equity positions that performed well and looked less attractive to us on a valuation basis.

Our largest sector weighting on June 30, 2002, electric utilities, had solid performance relative to most other market segments during the period as investor sentiment shifted to concerns over the potentially lackluster economic recovery. We had significantly reduced our utility weighting in late 2000 and early 2001 due to our concerns about the sector's valuations. Since that time, the sector experienced significant turmoil related to problems with California utility deregulation and weakening demand, which contributed to declining utility values. Sector valuations appeared more attractive to us in late 2001, and we therefore refocused our attention on the group, leading to investments in several new and existing positions. In addition to purchases in the

 Top Five Stock Holdings
 Franklin Income Securities Fund
 6/30/02

                      Company                   % of Total
                      Sector/Industry           Net Assets
                      ------------------------------------

                      Philip Morris Cos. Inc.      3.4%
                      Consumer Non-Durables

                      Canadian Oil Sands Trust
                      (Canada)                     1.7%
                      Energy Minerals

                      TXU Corp.                    1.7%
                      Utilities

                      Entergy Corp.                1.6%
                      Utilities

                      Public Service Enterprise
                      Group Inc.                   1.4%
                      Utilities


The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments.

sector, we also sold the Fund's positions in PG&E and Edison International as a result of the stocks' higher valuations early in the period and lack of dividend income.

The Fund's energy holdings also performed particularly strongly as this group benefited from higher oil and natural gas prices. We selectively added to our energy holdings early in 2002 because of our optimism about the industry's long-term supply and demand characteristics. REITs also benefited the Fund's performance during the period as the sector rebounded from late-2001 weakness. As investors became more sanguine about the prospects for an economic recovery, REITs' steady growth characteristics, attractive relative valuations and relatively high dividend yields seemed to whet investors' appetites.

Convertible securities, an important asset class for the Fund, offer the ability to participate in the potential for appreciation of common stocks while also typically offering downside protection as a result of the securities' income return component. We believe some of the most attractive investment opportunities can be found in this asset class as was the case during the six months under review. We added to or initiated investments in several convertible securities positions, including technology services company Electronic Data Systems, electric utilities FPL Group and PPL Capital Fund Trust, and electronics contract manufacturer Sanmina-SCI Systems.

High yield corporate bonds provided mixed results during the six months under review. Hopes for a gradual economic recovery were offset by fears of continued high debt levels and question-able corporate governance. Average yield spreads over U.S.Treasury bonds, a common valuation measurement for the sector, rebounded from 8.68% at the end of December 2001 to 8.23% on June 30, 2002. In addition to shrinking yield spreads, high yield corporate bonds benefited from the stable to lower trend in benchmark Treasury rates. We continued to focus on companies with strong market positions and ample liquidity when making investments in the sector. New positions included bond issues from industrial services company Johnsondiversey and hospital management company Iasis Healthcare.


                           Top Five Bond Holdings
                           Franklin Income Securities Fund
                           6/30/02
                                              % of Total
                           Issuer             Net Assets
                           -------------------------------

                           FNMA                 12.4%

                           GNMA                  2.0%

                           FHLMC                 1.8%

                           Conproca SA           1.3%

                           Trans-Lux Corp.       1.2%

As we look to the second half of the Fund's fiscal year, we continue to focus on high yield corporate bond investments, as we believe this sector's valuations remain attractive. However, we also find investment opportunities in the equity markets, emphasizing attractive valuations and dividend yields. As always, we remain committed to our value-oriented approach and will continually search for new investments across asset classes and industries.

 This discussion reflects our views, opinions and portfolio holdings as of June 30, 2002, the end of the reporting period. These opinions may not be relied upon as investment advice or an offer for a particular security. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

PERFORMANCE SUMMARY AS OF 6/30/02

Franklin Income Securities Fund - Class 2 delivered a -0.52% cumulative total return for the six-month period ended 6/30/02. Total return of Class 2 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

         Franklin Income Securities Fund - Class 2*
         Periods ended 6/30/02
                                                               Since
                                                             Inception
                                     1-Year 5-Year  10-Year  (1/24/89)
         -------------------------------------------------------------
         Cumulative Total Return     -2.04% +30.84% +117.60% +237.61%
         Average Annual Total Return -2.04%  +5.52%   +8.09%   +9.48%
         Value of $10,000 Investment $9,796 $13,084  $21,760  $33,761

*Because Class 2 shares were not offered until 1/6/99, standardized Class 2 Fund performance for prior periods represents the historical results of Class 1 shares. For periods beginning on 1/6/99, Class 2's results reflect an additional 12b-1 fee expense, which also affects future performance. Since 1/6/99 (commencement of sales), the cumulative and average annual total returns of Class 2 shares were +16.20% and +4.41%.

Ongoing market volatility can dramatically change the Fund's short-term performance; current results may differ.

Franklin Income Securities Fund - Class 2

 Performance reflects the Fund's Class 2 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

 Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

FI-4
              Past performance does not guarantee future results.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN INCOME SECURITIES FUND

Financial Highlights

                                                                                 Class 1
                                                -------------------------------------------------------------------------
                                                Six Months Ended                  Year Ended December 31,
                                                 June 30, 2002   --------------------------------------------------------
                                                  (unaudited)        2001        2000      1999       1998        1997
                                                ---------------- ---------     --------  --------  ----------  ----------
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period...........     $  12.96     $   14.70     $  14.69  $  16.92  $    18.37  $    17.21
                                                ---------------- ---------     --------  --------  ----------  ----------
Income from investment operations:
  Net investment income/a/.....................          .47          1.09 /b/     1.17      1.19        1.37        1.40
  Net realized and unrealized gains (losses)...         (.47)         (.92)/b/     1.40     (1.43)      (1.07)       1.38
                                                --------------------------------------------------------------------------
Total from investment operations...............           --           .17         2.57      (.24)        .30        2.78
                                                --------------------------------------------------------------------------
Less distributions from:
  Net investment income........................        (1.23)        (1.03)       (1.85)    (1.46)      (1.42)      (1.33)
  Net realized gains...........................         (.26)         (.88)        (.71)     (.53)       (.33)       (.29)
                                                --------------------------------------------------------------------------
Total distributions............................        (1.49)        (1.91)       (2.56)    (1.99)      (1.75)      (1.62)
                                                --------------------------------------------------------------------------
Net asset value, end of period.................     $  11.47     $   12.96     $  14.70  $  14.69  $    16.92  $    18.37
                                                --------------------------------------------------------------------------

Total return/c/................................       (.46)%          .98%       19.77%   (1.82)%       1.64%      17.09%

Ratios/supplemental data
Net assets, end of period (000's)..............     $478,728     $ 527,047     $647,370  $775,116  $1,185,840  $1,406,787
Ratios to average net assets:
  Expenses.....................................         .53%/d/       .53%         .50%      .50%        .49%        .50%
  Net investment income........................        7.06%/d/   7.90%/b/        8.21%     7.41%       6.94%       7.53%
Portfolio turnover rate........................       21.98%/e/     32.52%       23.92%    11.89%      12.22%      14.68%



/a/Based on average shares outstanding effective year ended December 31, 1999. /b/The November, 2000 revised AICPA Audit and Accounting Guide of Investment
   Companies was implemented January 1, 2001 resulting in an increase to the net investment income and a corresponding decrease to the net realized and unrealized losses in the amount of $.008, and an increase of .06% to the ratio of net investment income to average net assets for the year ended December 31, 2001.
/c/Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
/d/Annualized
/e/Excludes mortgage dollar rolls transactions.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN INCOME SECURITIES FUND

Financial Highlights (continued)

                                                                    Class 2
                                                ---------------------------------------------
                                                                     Year Ended December 31,
                                                                 ----------------------------
                                                Six Months Ended
                                                 June 30, 2002
                                                  (unaudited)       2001       2000    1999/f/
                                                ---------------- -------     -------  -------
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period...........     $ 12.88      $ 14.66     $ 14.65  $ 17.07
                                                ---------------- -------     -------  -------
Income from investment operations:
  Net investment income/a/.....................         .44         1.03 /b/    1.14     1.10
  Net realized and unrealized gains (losses)...        (.45)        (.90)/b/    1.39    (1.53)
                                                ---------------- -------     -------  -------
Total from investment operations...............        (.01)         .13        2.53     (.43)
                                                ---------------- -------     -------  -------
Less distributions from:
  Net investment income........................       (1.22)       (1.03)      (1.81)   (1.46)
  Net realized gains...........................        (.26)        (.88)       (.71)    (.53)
                                                ---------------- -------     -------  -------
Total distributions............................       (1.48)       (1.91)      (2.52)   (1.99)
                                                ---------------- -------     -------  -------
Net asset value, end of period.................     $ 11.39      $ 12.88     $ 14.66  $ 14.65
                                                ---------------- -------     -------  -------

Total return/c/................................        (.52)%       .76%      19.43%    (2.93)%

Ratios/supplemental data
Net assets, end of period (000's)..............     $18,795      $ 9,067     $ 2,534  $ 1,302
Ratios to average net assets:
  Expenses.....................................        .78%/d/      .78%        .75%     .75%/d/
  Net investment income........................       6.71%/d/     7.68%/b/    7.99%    7.36%/d/
Portfolio turnover rate........................      21.98%/e/    32.52%      23.92%   11.89%

/a/Based on average shares outstanding.
/b/The November, 2000 revised AICPA Audit and Accounting Guide of Investment
   Companies was implemented January 1, 2001 resulting in an increase to the net investment income and a corresponding decrease to the net realized and unrealized losses in the amount of $.008, and an increase of .06% to the ratio of net investment income to average net assets for the year ended December 31, 2001.
/c/Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
/d/Annualized
/e/Excludes mortgage dollar rolls transactions.
/f/For the period January 6, 1999 (effective date) to December 31, 1999.

                      See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN INCOME SECURITIES FUND

Statement of Investments, June 30, 2002 (unaudited)


                                                               SHARES/
                                                    COUNTRY    WARRANTS    VALUE
-----------------------------------------------------------------------------------
Common Stocks and Warrants 30.0%
Communications 1.3%
/a/McLeodUSA Inc., wts., 4/16/07................ United States  32,281  $     4,035
SBC Communications Inc.......................... United States 150,000    4,575,000
/a/Telecom Argentina - France Telecom SA, B, ADR   Argentina   100,000       65,000
Verizon Communications Inc...................... United States  41,400    1,662,210
                                                                        -----------
                                                                          6,306,245
                                                                        -----------
Consumer Durables .2%
Ford Motor Co................................... United States  53,600      857,600
                                                                        -----------
Consumer Non-Durables 4.4%
/a/Hartmarx Corp................................ United States 316,200      790,500
Philip Morris Cos. Inc.......................... United States 385,600   16,843,008
R.J. Reynolds Tobacco Holdings Inc.............. United States  61,600    3,311,000
UST Inc......................................... United States  30,000    1,020,000
                                                                        -----------
                                                                         21,964,508
                                                                        -----------
/a/Electronic Technology .4%
Anacomp Inc., A................................. United States  74,300    2,024,675
                                                                        -----------
Energy Minerals 2.1%
Canadian Oil Sands Trust........................    Canada     304,400    8,394,067
Petroleo Brasileiro SA, ADR.....................    Brazil     100,000    1,886,000
                                                                        -----------
                                                                         10,280,067
                                                                        -----------
Finance .2%
JP Morgan Chase & Co............................ United States  25,000      848,000
                                                                        -----------
Health Technology .6%
Bristol-Myers Squibb Co......................... United States 125,000    3,212,500
                                                                        -----------
Non-Energy Minerals .9%
AngloGold Ltd., ADR............................. South Africa  171,300    4,467,504
                                                                        -----------
Process Industries .2%
Lyondell Chemical Co............................ United States  63,600      960,360
/a/SHC Inc...................................... United States  83,438          834
                                                                        -----------
                                                                            961,194
                                                                        -----------
Real Estate 2.4%
Apartment Investment & Management Co., A........ United States  68,452    3,367,838
Felcor Lodging Trust Inc........................ United States 197,700    3,627,795
First Industrial Realty Trust Inc............... United States  50,000    1,642,500
Liberty Property Trust.......................... United States  50,000    1,750,000
ProLogis Trust.................................. United States  63,200    1,643,200
                                                                        -----------
                                                                         12,031,333
                                                                        -----------
Utilities 17.3%
American Electric Power Co. Inc................. United States 125,000    5,002,500
Cinergy Corp.................................... United States 155,000    5,578,450
CMS Energy Corp................................. United States 256,000    2,810,880
Dominion Resources Inc.......................... United States  65,000    4,303,000
DTE Energy Co................................... United States  45,000    2,008,800
Energy East Corp................................ United States 189,000    4,271,400

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN INCOME SECURITIES FUND

Statement of Investments, June 30, 2002 (unaudited) (cont.)

                                                                             SHARES/
                                                                 COUNTRY     WARRANTS     VALUE
---------------------------------------------------------------------------------------------------
Common Stocks and Warrants (cont.)
Utilities (cont.)
Entergy Corp................................................. United States    190,000 $  8,063,600
Exelon Corp.................................................. United States     65,000    3,399,500
FirstEnergy Corp............................................. United States    197,300    6,585,887
FPL Group Inc................................................ United States     50,000    2,999,500
Hawaiian Electric Industries Inc............................. United States     60,000    2,553,000
KeySpan Corp................................................. United States     55,000    2,070,750
Potomac Electric Power Co.................................... United States    140,000    3,007,200
Public Service Enterprise Group Inc.......................... United States    160,000    6,928,000
Reliant Energy Inc........................................... United States    175,200    2,960,880
Sempra Energy................................................ United States    170,000    3,762,100
Sierra Pacific Resources..................................... United States     11,100       86,580
Southern Co.................................................. United States    170,000    4,658,000
TECO Energy Inc.............................................. United States    100,000    2,475,000
TXU Corp..................................................... United States    160,000    8,248,000
Xcel Energy Inc.............................................. United States    260,000    4,360,200
                                                                                       ------------
                                                                                         86,133,227
                                                                                       ------------
Total Common Stocks and Warrants (Cost $115,232,535).........                           149,086,853
                                                                                       ------------
Preferred Stocks .1%
/a,b/Process Industries .1%
Asia Pulp & Paper Co. Ltd., 12.00%, pfd. (Cost $7,620,962)...   Indonesia   10,073,000      377,738
                                                                                       ------------
Convertible Preferred Stocks 13.2%
/a/Communications .7%
Alltel Corp - Equity Units, 7.75%, cvt. pfd.................. United States     70,000    3,397,800
McLeodUSA Inc., 2.50%, cvt. pfd.............................. United States     14,568       54,630
                                                                                       ------------
                                                                                          3,452,430
                                                                                       ------------
Consumer Durables .4%
Ford Motor Co. Capital Trust II, 6.50%, cvt. pfd............. United States     36,000    2,025,000
                                                                                       ------------
Electronic Technology .7%
Motorola Inc., 7.00%, cvt. pfd............................... United States     25,000    1,146,750
Solectron Corp., 7.25%, cvt. pfd............................. United States    125,000    2,232,500
                                                                                       ------------
                                                                                          3,379,250
                                                                                       ------------
Energy Minerals 3.0%
Chesapeake Energy Corp., 6.75%, cvt. pfd., 144A.............. United States     19,600    1,114,750
Kerr-McGee Corp. into Devon Energy, 5.50%, cvt. pfd.......... United States     70,000    3,255,000
Lomak Financing Trust, 5.75%, cvt. pfd....................... United States    140,000    4,270,000
Newfield Financial Trust I, 6.50%, cvt. pfd.................. United States     65,000    3,595,150
Nuevo Financing I, 5.75%, cvt. pfd., A....................... United States     90,000    2,913,750
                                                                                       ------------
                                                                                         15,148,650
                                                                                       ------------
Industrial Services .5%
Weatherford International Inc., 5.00%, cvt. pfd.............. United States     50,000    2,473,250
                                                                                       ------------
Non-Energy Minerals .7%
Freeport-McMoran Copper & Gold Inc., cum. variable pfd., Gold United States     50,000    1,482,500
/a/Hecla Mining Co., 7.00%, cvt. pfd., B..................... United States     70,000    2,254,000
                                                                                       ------------
                                                                                          3,736,500
                                                                                       ------------

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN INCOME SECURITIES FUND

Statement of Investments, June 30, 2002 (unaudited) (cont.)

                                                                                        SHARES/
                                                                            COUNTRY    WARRANTS      VALUE
-------------------------------------------------------------------------------------------------------------
Convertible Preferred Stocks (cont.)
Process Industries .2%
Georgia-Pacific Corp., 7.50%, cvt. pfd.................................. United States     30,000 $   796,200
                                                                                                  -----------
Real Estate 4.0%
Archstone-Smith Trust, cvt. pfd......................................... United States     60,000   2,143,800
Glenborough Realty Trust Inc., 7.75%, cvt. pfd., A...................... United States    210,000   4,611,600
Host Marriott Corp., 6.75%, cvt. pfd.................................... United States    100,000   4,281,300
Innkeepers USA Trust, 8.625%, cvt. pfd., A.............................. United States    125,000   3,075,000
Reckson Associates Realty Corp., 7.625%, cvt. pfd., A................... United States    140,000   3,353,000
Vornado Realty Trust, 6.50%, cvt. pfd., A............................... United States     35,000   2,257,500
                                                                                                  -----------
                                                                                                   19,722,200
                                                                                                  -----------
Retail Trade
Kmart Financing I, 7.75%, cvt. pfd...................................... United States     24,000     144,000
                                                                                                  -----------
Technology Services .3%
Electronic Data Systems Corp., 7.625%, cvt. pfd......................... United States     35,000   1,302,000
                                                                                                  -----------
Transportation .7%
Union Pacific Capital Trust, 6.25%, cvt. pfd............................ United States     65,000   3,349,775
                                                                                                  -----------
Utilities 2.0%
CMS Energy Trust I, 7.75%, cvt. pfd..................................... United States     41,000   1,045,910
Dominion Resources Inc., 9.50%, cvt. pfd................................ United States     25,000   1,517,500
FPL Group Inc. 8.50%, cvt. pfd.......................................... United States     62,300   3,452,043
PPL Capital Fund Trust I, 7.75%, cvt. pfd., E........................... United States     69,300   1,309,770
Sempra-Energy Equity Units, 8.5%, cvt. pfd.............................. United States     70,000   1,617,000
/a/Sierra Pacific Resources Co., 9.00%, cvt. pfd., PIES................. United States     29,700   1,188,000
                                                                                                  -----------
                                                                                                   10,130,223
                                                                                                  -----------
Total Convertible Preferred Stocks (Cost $72,018,782)...................                           65,659,478
                                                                                                  -----------

                                                                                       PRINCIPAL
                                                                                       AMOUNT/e/
                                                                                       ----------
Bonds 25.2%
Commercial Services .1%
/b/AmeriServe Food Distribution Inc., senior sub. note, 10.125%, 7/15/07 United States $1,000,000         100
Johnsondiversey Inc., senior sub. note, 144A, 9.625%, 5/15/12........... United States    600,000     627,000
                                                                                                  -----------
                                                                                                      627,100
                                                                                                  -----------
Communications 1.4%
American Cellular Corp., senior sub. note, 9.50%, 10/15/09.............. United States  3,100,000     573,500
Crown Castle International Corp., senior note, 9.375%, 8/01/11.......... United States  1,000,000     635,000
Dobson Communications Corp., senior note, 10.875%, 7/01/10.............. United States  3,000,000   1,785,000
/b/Global Crossing Holdings Ltd., senior note, 9.50%, 11/15/09.......... United States  5,700,000      85,500
/b/Metrocall Inc., senior sub. note, 11.00%, 9/15/08.................... United States  3,000,000      30,000
Rural Cellular Corp., senior sub. note, 9.75%, 1/15/10.................. United States    800,000     388,000
Time Warner Telecom Inc., senior note, 10.125%, 2/01/11................. United States  2,900,000   1,377,500
Voicestream Wireless Corp., senior note, 10.375%, 11/15/09.............. United States    652,000     594,950
/b/Williams Communications Group Inc., senior note, 10.875%, 10/01/09... United States    200,000      18,000
/b/WorldCom Inc., 8.00%, 5/15/06........................................ United States  8,000,000   1,320,000
/b/XO Communications Inc., 10.75%, 6/01/09.............................. United States  4,000,000      60,000
                                                                                                  -----------
                                                                                                    6,867,450
                                                                                                  -----------

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN INCOME SECURITIES FUND

Statement of Investments, June 30, 2002 (unaudited) (cont.)

                                                                                 PRINCIPAL
                                                                     COUNTRY     AMOUNT/e/     VALUE
-------------------------------------------------------------------------------------------------------
Bonds (cont.)
Consumer Non-Durables 1.8%
/b/Compania Alimentos Fargo SA, senior note, 13.25%, 8/01/08.....   Argentina    $1,900,000 $   228,000
Del Monte Corp., senior sub. note, B, 9.25%, 5/15/11............. United States     500,000     522,500
Doane Pet Care Co., senior sub. note, 9.75%, 5/15/07............. United States   1,697,000   1,484,875
/b/Evenflo Company Inc., senior note, B, 11.75%, 8/15/06......... United States   2,700,000     243,000
Hartmarx Corp., senior note, 12.50%, 9/15/03..................... United States   2,720,000   2,563,600
Playtex Products Inc., senior sub. note, 9.375%, 6/01/11......... United States     500,000     532,500
Revlon Consumer Products Corp., senior sub. note, 8.625%, 2/01/08 United States   5,800,000   2,871,000
Spalding Inc., 144A, 9.50%, 5/01/08.............................. United States   1,875,000     618,750
                                                                                            -----------
                                                                                              9,064,225
                                                                                            -----------
Consumer Services 7.7%
/b/Adelphia Communications Corp., senior note, 7.875%, 5/01/09... United States   3,400,000   1,326,000
/b/Adelphia Communications Corp., senior note, 10.875%, 10/01/10. United States   1,900,000     760,000
/b/Cablevision SA, 13.75%, 5/01/09...............................   Argentina     2,000,000     340,000
CanWest Media Inc., senior sub. note, 10.625%, 5/15/11...........     Canada      2,600,000   2,600,000
CKE Restaurants Inc., senior sub. note, 9.125%, 5/01/09.......... United States     300,000     291,000
Coast Hotel & Casino Inc., senior sub. note, 9.50%, 4/01/09...... United States   2,600,000   2,743,000
/c/CP Ships LTD, senior sub. note, 144A, 10.375%, 7/15/12........ United States   3,750,000   3,675,000
CSC Holdings Inc., senior sub. deb., 9.875%, 4/01/23............. United States   3,000,000   2,235,000
EchoStar Broadband Corp., senior note, 10.375%, 10/01/07......... United States   3,700,000   3,552,000
Eldorado Resorts LLC, senior sub. note, 10.50%, 8/15/06.......... United States     500,000     487,500
Lone Cypress Co., sub. note, 11.50%, 8/01/09..................... United States   5,167,842   5,361,636
MGM Mirage Inc., 8.375%, 2/01/11................................. United States   1,600,000   1,616,000
/b/NTL Communications Corp., senior note, B, 11.875%, 10/01/10... United Kingdom  4,100,000   1,107,000
Six Flags Inc., senior note, 9.50%, 2/01/09...................... United States   1,700,000   1,742,500
Spanish Broadcasting Systems, 9.625%, 11/01/09................... United States   1,200,000   1,242,000
Station Casinos Inc., senior sub. note, 9.875%, 7/01/10.......... United States   2,700,000   2,868,750
Tyco International Group, 6.375%, 10/15/11.......................   Luxembourg    3,250,000   2,492,718
Venetian Casino/LV Sands, 144A, 11.00%, 6/15/10.................. United States   2,100,000   2,123,625
Young Broadcasting Inc., senior sub. note, 10.00%, 3/01/11.......                             1,869,000
                                                                  United States   2,100,000 -----------
                                                                                             38,432,729
                                                                                            -----------
Electronic Technology 1.4%
Amkor Technology Inc., senior sub. note, 10.50%, 5/01/09......... United States   4,900,000   3,454,500
Fairchild Semiconductor Corp., senior sub. note, 10.50%, 2/01/09. United States   3,100,000   3,317,000
                                                                                            -----------
                                                                                              6,771,500
                                                                                            -----------
Energy Minerals 3.2%
Chesapeake Energy Corp., senior note, 8.125%, 4/01/11............ United States   2,900,000   2,863,750
Conproca SA, S.F., senior secured note, 144A, 12.00%, 6/16/10....     Mexico      5,500,000   6,393,750
Denbury Management Inc., senior sub. note, 9.00%, 3/01/08........ United States   3,000,000   2,962,500
Mission Resources Corp., senior sub. note, C, 10.875%, 4/01/07... United States   2,600,000   2,145,000
P&L Coal Holdings Corp., senior sub. note, B, 9.625%, 5/15/08.... United States     700,000     743,750
Plains Resources Inc., senior sub. note, B, 10.25%, 3/15/06...... United States     600,000     622,500
                                                                                            -----------
                                                                                             15,731,250
                                                                                            -----------
Finance 1.6%
Felcor Lodging LP, 9.50%, 9/15/08................................ United States   1,600,000   1,632,000
H&E Equipment/Finance, A, 144A, 11.125%, 6/15/12................. United States   2,000,000   1,910,000
HMH Properties Inc., senior note, C, 8.45%, 12/01/08............. United States   1,600,000   1,576,000
Sovereign Bancorp Inc., senior note, 10.50%, 11/15/06............ United States   1,100,000   1,215,500

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN INCOME SECURITIES FUND

Statement of Investments, June 30, 2002 (unaudited) (cont.)

                                                                                      PRINCIPAL
                                                                         COUNTRY      AMOUNT/e/     VALUE
-------------------------------------------------------------------------------------------------------------
Bonds (cont.)
Finance (cont.)
Yell Finance BV, senior note, 10.75%, 8/01/11........................ United Kingdom $ 1,400,000 $  1,533,000
                                                                                                 ------------
                                                                                                    7,866,500
                                                                                                 ------------
Health Services .4%
Iasis Healthcare Corp., senior sub. note, 13.00%, 10/15/09........... United States    1,700,000    1,793,500
                                                                                                 ------------
Industrial Services 1.1%
Allied Waste North America Inc., senior sub. note, B, 10.00%, 8/01/09 United States    4,000,000    3,950,320
Great Lakes Dredge & Dock Corp., senior sub. note, 11.25%, 8/15/08... United States    1,400,000    1,477,000
                                                                                                 ------------
                                                                                                    5,427,320
                                                                                                 ------------
Non-Energy Minerals .3%
Century Aluminum Co., first mortgage, 11.75%, 4/15/08................ United States      800,000      864,000
Louisiana Pacific Corp., 10.875, senior sub. note, 10.875%, 11/15/08. United States      800,000      884,000
                                                                                                 ------------
                                                                                                    1,748,000
                                                                                                 ------------
Process Industries 2.9%
Applied Extrusion Technologies Inc., senior note, 10.75%, 7/01/11.... United States      700,000      633,500
Buckeye Technologies Inc., senior sub. note, 8.50%, 12/15/05......... United States    1,200,000    1,086,000
Consoltex Group Inc., A, 11.00%, 1/31/09............................. United States   10,048,225      552,652
Equistar Chemical, senior note, 10.125%, 9/01/08..................... United States    3,700,000    3,552,000
Four M Corp., senior note, B, 12.00%, 6/01/06........................ United States    2,000,000    2,060,000
Hercules Inc., senior note, 11.125%, 11/15/07........................ United States    1,200,000    1,350,000
/b/RBX Corp., senior sub. note, B, 11.25%, 10/15/05.................. United States   10,000,000           50
Riverwood International, senior sub. note, 10.875%, 4/01/08.......... United States    3,200,000    3,344,000
/b/Tjiwi Kimia Finance Mauritius, senior note, 10.00%, 8/01/04.......   Indonesia      8,000,000    1,940,000
                                                                                                 ------------
                                                                                                   14,518,202
                                                                                                 ------------
Producer Manufacturing 1.7%
Collins & Aikman Products, senior sub. note, 11.50%, 4/15/06......... United States    1,200,000    1,143,000
NMHG Holding Co., senior note, 144A, 10.00%, 5/15/09................. United States      900,000      918,000
Nortek Inc., senior sub. note, 9.875%, 6/15/11....................... United States    3,100,000    3,146,500
Outsourcing Services Group Inc., senior sub. note, 10.875%, 3/01/06.. United States    2,000,000    1,490,000
/b/Thermadyne Holdings Corp., senior sub. note, 10.75%, 11/01/03..... United States    2,696,000          270
Trench Electric & Trench Inc., senior sub. deb., 10.25%, 12/15/07....     Canada       2,350,000    1,891,750
                                                                                                 ------------
                                                                                                    8,589,520
                                                                                                 ------------
Retail Trade .2%
Rite Aid Corp., 7.70%, 2/15/27....................................... United States    2,000,000    1,140,000
                                                                                                 ------------
Utilities 1.4%
AES Corp., senior note, 8.75%, 6/15/08............................... United States    4,300,000    2,773,500
Calpine Canada Energy Finance ULC, senior note, 8.50%, 5/01/08.......     Canada       2,800,000    1,932,000
Calpine Corp., senior note, 8.50%, 2/15/11...........................  United States   3,100,000    2,092,500
                                                                                                 ------------
                                                                                                    6,798,000
                                                                                                 ------------
Total Bonds (Cost $188,998,431)......................................                             125,375,296
                                                                                                 ------------
Convertible Bonds 9.5%
/b/Consumer Durables .1%
Exide Technologies, cvt., 2.90%, 12/15/05............................  United States   5,000,000       37,500
                                                                                                 ------------

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN INCOME SECURITIES FUND

Statement of Investments, June 30, 2002 (unaudited) (cont.)

                                                                                                                   PRINCIPAL
                                                                                                       COUNTRY     AMOUNT/e/
------------------------------------------------------------------------------------------------------------------------------
Convertible Bonds (cont.)
Consumer Services .8%
/b/Adelphia Communications Corp., cvt., 6.00%, 2/15/06............................................. United States $ 3,600,000
Charter Communications Inc., cvt., 4.75%, 6/01/06.................................................. United States   5,000,000
Echostar Communications Corp., cvt., 4.875%, 1/01/07............................................... United States   2,000,000



Electronic Technology 3.1%
Amkor Technology Inc., cvt., 5.00%, 3/15/07........................................................ United States   2,000,000
International Rectifier Corp., cvt., 4.25%, 7/15/07................................................ United States   1,000,000
Juniper Networks Inc., cvt., 4.75%, 3/15/07........................................................ United States   1,150,000
Nortel Networks Corp., cvt., 4.25%, 9/01/08........................................................ United States   5,000,000
PMC-Sierra Inc., cvt., 3.75%, 8/15/06.............................................................. United States   2,000,000
SCI Systems Inc., cvt., 3.00%, 3/15/07............................................................. United States   4,250,000
Trans-Lux Corp., cvt., sub. note, 7.50%, 12/01/06.................................................. United States   6,609,000



Health Technology .2%
ICN Pharmaceuticals Inc., cvt., 6.50%, 7/15/08..................................................... United States   1,150,000

Industrial Services .3%
Key Energy Services Inc., cvt., 5.00%, 9/15/04..................................................... United States   1,800,000

Non-Energy Minerals 2.6%
Ashanti Capital Ltd., cvt., 5.50%, 3/15/03.........................................................     Ghana       5,000,000
Coeur d'Alene Mines Corp., cvt. sub. deb., 6.375%, 1/31/04......................................... United States   6,000,000
Trizec Hahn Corp. into BarrickGold, cvt., senior deb., 3.00%, 1/29/21..............................    Canada       4,700,000



Real Estate 2.4%
Equity Office Properties Trust, senior exchangeable note, 144A, 7.25%, 11/15/08.................... United States   3,000,000
Macerich Co., cvt. sub. deb., 144A, 7.25%, 12/15/02................................................ United States   4,000,000
Meristar Hospitality Corp., cvt., sub. note, 4.75%, 10/15/04....................................... United States   5,000,000



Total Convertible Bonds (Cost $58,662,387).........................................................

Zero Coupon/Step-Up Bonds 3.7%
APP Finance VI Mauritius Ltd., cvt., zero cpn., 11/18/12...........................................   Indonesia    11,500,000
Charter Communications Holdings LLC, senior disc. note, zero cpn. to 4/01/04, 9.92% thereafter,
 4/01/11........................................................................................... United States   5,000,000
Charter Communications Holdings LLC, senior disc. note, zero cpn. to 1/15/06, 13.50% thereafter,
 1/15/11........................................................................................... United States   3,000,000
Crown Castle International Corp., senior disc. note, zero cpn. to 8/01/04, 11.25% thereafter,
 8/01/11........................................................................................... United States   5,800,000
Huntsman ICI Chemicals, senior disc. note, zero cpn., 12/31/09..................................... United States   8,000,000
Level 3 Communications Inc., senior disc. note, zero cpn. to 12/01/03, 10.50% thereafter,
  12/01/08......................................................................................... United States   2,000,000
Microcell Telecommunications Inc., senior disc. note, zero cpn. to 6/01/04, 12.00% thereafter,
 6/01/09...........................................................................................    Canada       3,000,000
Nextel Communications Inc., senior disc. note, zero cpn. to 2/15/03, 9.95% thereafter, 2/15/08..... United States   5,500,000
/b/Nextel International Inc., senior disc.. note, zero cpn. to 4/15/03, 12.125% thereafter, 4/15/08 United States   5,300,000
Quebecor Media Inc., senior disc. note, zero cpn. to 7/15/06, 13.75% thereafter, 7/15/11...........    Canada       3,500,000
Spectrasite Holdings Inc., senior disc. note, zero cpn. to 4/15/04, 11.25% thereafter, 4/15/09..... United States   2,000,000

                                                                                                       VALUE
---------------------------------------------------------------------------------------------------------------
Convertible Bonds (cont.)
Consumer Services .8%
/b/Adelphia Communications Corp., cvt., 6.00%, 2/15/06............................................. $   324,000
Charter Communications Inc., cvt., 4.75%, 6/01/06..................................................   2,377,650
Echostar Communications Corp., cvt., 4.875%, 1/01/07...............................................   1,487,500
                                                                                                    -----------
                                                                                                      4,189,150
                                                                                                    -----------
Electronic Technology 3.1%
Amkor Technology Inc., cvt., 5.00%, 3/15/07........................................................     980,000
International Rectifier Corp., cvt., 4.25%, 7/15/07................................................     836,250
Juniper Networks Inc., cvt., 4.75%, 3/15/07........................................................     684,250
Nortel Networks Corp., cvt., 4.25%, 9/01/08........................................................   2,293,750
PMC-Sierra Inc., cvt., 3.75%, 8/15/06..............................................................   1,485,000
SCI Systems Inc., cvt., 3.00%, 3/15/07.............................................................   3,017,500
Trans-Lux Corp., cvt., sub. note, 7.50%, 12/01/06..................................................   5,832,443
                                                                                                    -----------
                                                                                                     15,129,193
                                                                                                    -----------
Health Technology .2%
ICN Pharmaceuticals Inc., cvt., 6.50%, 7/15/08.....................................................   1,131,313
                                                                                                    -----------
Industrial Services .3%
Key Energy Services Inc., cvt., 5.00%, 9/15/04.....................................................   1,685,250
                                                                                                    -----------
Non-Energy Minerals 2.6%
Ashanti Capital Ltd., cvt., 5.50%, 3/15/03.........................................................   5,043,750
Coeur d'Alene Mines Corp., cvt. sub. deb., 6.375%, 1/31/04.........................................   4,800,000
Trizec Hahn Corp. into BarrickGold, cvt., senior deb., 3.00%, 1/29/21..............................   3,222,320
                                                                                                    -----------
                                                                                                     13,066,070
                                                                                                    -----------
Real Estate 2.4%
Equity Office Properties Trust, senior exchangeable note, 144A, 7.25%, 11/15/08....................   3,247,500
Macerich Co., cvt. sub. deb., 144A, 7.25%, 12/15/02................................................   4,190,000
Meristar Hospitality Corp., cvt., sub. note, 4.75%, 10/15/04.......................................   4,575,000
                                                                                                    -----------
                                                                                                     12,012,500
                                                                                                    -----------
Total Convertible Bonds (Cost $58,662,387).........................................................  47,250,976
                                                                                                    -----------
Zero Coupon/Step-Up Bonds 3.7%
APP Finance VI Mauritius Ltd., cvt., zero cpn., 11/18/12...........................................     632,500
Charter Communications Holdings LLC, senior disc. note, zero cpn. to 4/01/04, 9.92% thereafter,
 4/01/11...........................................................................................   2,412,500
Charter Communications Holdings LLC, senior disc. note, zero cpn. to 1/15/06, 13.50% thereafter,
 1/15/11...........................................................................................   1,140,000
Crown Castle International Corp., senior disc. note, zero cpn. to 8/01/04, 11.25% thereafter,
 8/01/11...........................................................................................   2,639,000
Huntsman ICI Chemicals, senior disc. note, zero cpn., 12/31/09.....................................   2,040,000
Level 3 Communications Inc., senior disc. note, zero cpn. to 12/01/03, 10.50% thereafter,
  12/01/08.........................................................................................     390,000
Microcell Telecommunications Inc., senior disc. note, zero cpn. to 6/01/04, 12.00% thereafter,
 6/01/09...........................................................................................     165,000
Nextel Communications Inc., senior disc. note, zero cpn. to 2/15/03, 9.95% thereafter, 2/15/08.....   2,653,750
/b/Nextel International Inc., senior disc.. note, zero cpn. to 4/15/03, 12.125% thereafter, 4/15/08      66,250
Quebecor Media Inc., senior disc. note, zero cpn. to 7/15/06, 13.75% thereafter, 7/15/11...........   2,065,000
Spectrasite Holdings Inc., senior disc. note, zero cpn. to 4/15/04, 11.25% thereafter, 4/15/09.....     530,000

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN INCOME SECURITIES FUND

Statement of Investments, June 30, 2002 (unaudited) (cont.)

                                                                                                                  PRINCIPAL
                                                                                                   COUNTRY        AMOUNT/e/
-------------------------------------------------------------------------------------------------------------------------------
Zero Coupon/Step-Up Bonds (cont.)
Spectrasite Holdings Inc., senior disc. note, zero cpn. to 3/15/05, 12.875% thereafter, 3/15/10 United States  $ 2,800,000
VoiceStream Wireless Corp., senior disc. note, zero cpn. to 11/15/04, 11.875% thereafter,
 11/15/09...................................................................................... United States    1,106,000
/b/XO Communications Inc., senior disc. note, zero cpn. to 6/01/04, 12.25% thereafter, 6/01/09. United States    4,000,000
Yell Finance BV, senior disc. note, zero cpn. to 8/01/06, 13.50% thereafter, 8/01/11........... United Kingdom   3,300,000

Total Zero Coupon/Step-Up Bonds (Cost $42,589,806).............................................

U.S. Government and Agency Securities 16.2%
FHLMC, 6.00%, 12/01/31......................................................................... United States      498,220
FHLMC, 6.00%, 1/01/32.......................................................................... United States    2,983,868
FHLMC, 6.00%, 2/01/32.......................................................................... United States      996,521
FHLMC, 6.00%, 3/01/32.......................................................................... United States    4,460,955
FNMA, 6.00%, 4/01/31........................................................................... United States      971,650
FNMA, 6.00%, 1/01/32........................................................................... United States      996,867
FNMA, 6.00%, 2/01/32........................................................................... United States    4,430,512
FNMA, 6.00%, 3/01/32........................................................................... United States    9,382,921
/c/FNMA, 6.50%, 7/01/29........................................................................ United States   25,000,000
FNMA, 6.50%, 2/01/31........................................................................... United States      296,598
FNMA, 6.50%, 4/01/31........................................................................... United States      661,640
FNMA, 6.50%, 5/01/31........................................................................... United States    3,638,264
FNMA, 6.50%, 8/01/31........................................................................... United States    4,753,547
FNMA, 6.50%, 1/01/32........................................................................... United States    7,864,350
FNMA, 6.50%, 2/01/32........................................................................... United States    2,985,719
GNMA, 6.00%, 3/15/32........................................................................... United States      997,628
GNMA, 6.00%, 4/15/32........................................................................... United States    8,978,566

Total U.S. Government and Agency Securities (Cost $79,640,848).................................

Foreign Government and Agency Securities .8%
/b/Republic of Argentina, L, 6.00%, 3/31/23....................................................   Argentina      4,000,000
Republic of South Africa, 12.00%, 2/28/05......................................................  South Africa   23,000,000 ZAR

Total Foreign Government and Agency Securities (Cost $6,414,717)...............................

Total Long Term Investments (Cost $571,178,468)................................................


                                                                                                   VALUE
------------------------------------------------------------------------------------------------------------
Zero Coupon/Step-Up Bonds (cont.)
Spectrasite Holdings Inc., senior disc. note, zero cpn. to 3/15/05, 12.875% thereafter, 3/15/10 $    686,000
VoiceStream Wireless Corp., senior disc. note, zero cpn. to 11/15/04, 11.875% thereafter,
 11/15/09......................................................................................      779,730
/b/XO Communications Inc., senior disc. note, zero cpn. to 6/01/04, 12.25% thereafter, 6/01/09.       80,000
Yell Finance BV, senior disc. note, zero cpn. to 8/01/06, 13.50% thereafter, 8/01/11...........    2,260,500
                                                                                                ------------
Total Zero Coupon/Step-Up Bonds (Cost $42,589,806).............................................   18,540,230
                                                                                                ------------
U.S. Government and Agency Securities 16.2%
FHLMC, 6.00%, 12/01/31.........................................................................      497,966
FHLMC, 6.00%, 1/01/32..........................................................................    2,982,347
FHLMC, 6.00%, 2/01/32..........................................................................      996,013
FHLMC, 6.00%, 3/01/32..........................................................................    4,458,336
FNMA, 6.00%, 4/01/31...........................................................................      970,808
FNMA, 6.00%, 1/01/32...........................................................................      996,003
FNMA, 6.00%, 2/01/32...........................................................................    4,425,839
FNMA, 6.00%, 3/01/32...........................................................................    9,373,120
/c/FNMA, 6.50%, 7/01/29........................................................................   25,492,185
FNMA, 6.50%, 2/01/31...........................................................................      303,020
FNMA, 6.50%, 4/01/31...........................................................................      675,801
FNMA, 6.50%, 5/01/31...........................................................................    3,716,131
FNMA, 6.50%, 8/01/31...........................................................................    4,855,284
FNMA, 6.50%, 1/01/32...........................................................................    8,032,664
FNMA, 6.50%, 2/01/32...........................................................................    3,049,620
GNMA, 6.00%, 3/15/32...........................................................................      998,738
GNMA, 6.00%, 4/15/32...........................................................................    8,988,561
                                                                                                ------------
Total U.S. Government and Agency Securities (Cost $79,640,848).................................   80,812,436
                                                                                                ------------
Foreign Government and Agency Securities .8%
/b/Republic of Argentina, L, 6.00%, 3/31/23....................................................    1,740,000
Republic of South Africa, 12.00%, 2/28/05......................................................    2,239,946
                                                                                                ------------
Total Foreign Government and Agency Securities (Cost $6,414,717)...............................    3,979,946
                                                                                                ------------
Total Long Term Investments (Cost $571,178,468)................................................  491,082,953
                                                                                                ------------

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN INCOME SECURITIES FUND

Statement of Investments, June 30, 2002 (unaudited) (cont.)

                                                                                                             PRINCIPAL
                                                                                                    COUNTRY  AMOUNT/e/
------------------------------------------------------------------------------------------------------------------------
/d/Repurchase Agreement 6.3%
Joint Repurchase Agreement, 1.903%, 7/01/02, (Maturity Value $31,176,684) (Cost $31,171,741).......         $31,171,741
  ABN AMRO Inc. (Maturity Value $3,042,533)
  BNP Paribas Securities Corp. (Maturity Value $3,042,533)
  Barclays Capital Inc. (Maturity Value $3,042,533)
  Bear, Stearns & Co. Inc. (Maturity Value $2,704,576)
  Deutsche Banc Alex Brown Inc. (Maturity Value $2,704,576)
  Dresdner Kleinwort Wasserstein Securities LLC (Maturity Value $3,042,533)
  Goldman, Sachs & Co. (Maturity Value $3,042,533)
  Greenwich Capital Markets Inc. (Maturity Value $3,042,533)
  Lehman Brothers Inc. (Maturity Value $1,427,580)
  Morgan Stanley & Co. Inc. (Maturity Value $3,042,533)
  UBS Warburg LLC (Maturity Value $3,042,221)
   Collateralized by U.S. Treasury Bills, Notes, and Bonds, and U.S. Government Agency Securities..
Total Investments (Cost $602,350,209) 105.0%.......................................................
Other Assets, less Liabilities (5.0)%..............................................................

Net Assets 100.0%..................................................................................


                                                                                                        VALUE
-----------------------------------------------------------------------------------------------------------------
/d/Repurchase Agreement 6.3%
Joint Repurchase Agreement, 1.903%, 7/01/02, (Maturity Value $31,176,684) (Cost $31,171,741)....... $ 31,171,741
  ABN AMRO Inc. (Maturity Value $3,042,533)
  BNP Paribas Securities Corp. (Maturity Value $3,042,533)
  Barclays Capital Inc. (Maturity Value $3,042,533)
  Bear, Stearns & Co. Inc. (Maturity Value $2,704,576)
  Deutsche Banc Alex Brown Inc. (Maturity Value $2,704,576)
  Dresdner Kleinwort Wasserstein Securities LLC (Maturity Value $3,042,533)
  Goldman, Sachs & Co. (Maturity Value $3,042,533)
  Greenwich Capital Markets Inc. (Maturity Value $3,042,533)
  Lehman Brothers Inc. (Maturity Value $1,427,580)
  Morgan Stanley & Co. Inc. (Maturity Value $3,042,533)
  UBS Warburg LLC (Maturity Value $3,042,221)
   Collateralized by U.S. Treasury Bills, Notes, and Bonds, and U.S. Government Agency Securities.. ------------
Total Investments (Cost $602,350,209) 105.0%.......................................................  522,254,694
Other Assets, less Liabilities (5.0)%..............................................................  (24,731,259)
                                                                                                    ------------
Net Assets 100.0%.................................................................................. $497,523,435
                                                                                                    ------------

Currency Abbreviations:
ZAR - South African Rand



/a/Non-income producing.
/b/See Note 6 regarding defaulted securities.
/c/Sufficient collateral has been segregated for securities traded on a when-issued or delayed delivery basis.
/d/See Note 1(c) regarding joint repurchase agreement.
/e/The principal amount is stated in U.S. dollars unless otherwise indicated.

FI-14
                      See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN INCOME SECURITIES FUND

Financial Statements


Statement of Assets and Liabilities
June 30, 2002 (unaudited)

         Assets:
           Investments in securities:
             Cost....................................... $571,178,468
                                                         ------------
             Value......................................  491,082,953
           Repurchase agreements, at value and cost.....   31,171,741
           Receivables:
             Investment securities sold.................      201,651
             Capital shares sold........................      121,817
             Dividends and interest.....................    5,195,553
                                                         ------------
              Total assets..............................  527,773,715
                                                         ------------
         Liabilities:
           Payables:
             Investment securities purchased............   29,880,245
             Capital shares redeemed....................       88,568
             Affiliates.................................      218,814
             Professional fees..........................       45,085
           Other liabilities............................       17,568
                                                         ------------
              Total liabilities.........................   30,250,280
                                                         ------------
                Net assets, at value.................... $497,523,435
                                                         ------------
         Net assets consist of:
           Undistributed net investment income.......... $ 13,794,799
           Net unrealized depreciation..................  (80,086,455)
           Accumulated net realized gain................      726,604
           Capital shares...............................  563,088,487
                                                         ------------
                Net assets, at value.................... $497,523,435
                                                         ------------
         Class 1:
           Net assets, at value......................... $478,728,403
                                                         ------------
           Shares outstanding...........................   41,727,627
                                                         ------------
           Net asset value and offering price per share. $      11.47
                                                         ------------
         Class 2:
           Net assets, at value......................... $ 18,795,032
                                                         ------------
           Shares outstanding...........................    1,650,420
                                                         ------------
           Net asset value and offering price per share. $      11.39
                                                         ------------


                                                                          FI-15
                      See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN INCOME SECURITIES FUND

Financial Statements (continued)

Statement of Operations
for the six months ended June 30, 2002 (unaudited)

Investment income:
  Dividends................................................................... $  5,371,580
  Interest....................................................................   14,916,194
                                                                               ------------
    Total investment income...................................................   20,287,774
                                                                               ------------
Expenses:
  Management fees (Note 3)....................................................    1,317,814
  Distribution fees - Class 2 (Note 3)........................................       16,475
  Transfer agent fees.........................................................        7,599
  Custodian fees..............................................................       11,293
  Reports to shareholders.....................................................       24,425
  Professional fees...........................................................       37,259
  Trustees' fees and expenses.................................................        2,662
  Other.......................................................................        4,715
                                                                               ------------
    Total expenses............................................................    1,422,242
                                                                               ------------
     Net investment income....................................................   18,865,532
                                                                               ------------
Realized and unrealized gains (losses):
  Net realized gain (loss) from:
    Investments...............................................................    2,359,822
    Foreign currency transactions.............................................       (8,847)
                                                                               ------------
     Net realized gain........................................................    2,350,975
  Net unrealized appreciation (depreciation) on:
    Investments...............................................................  (22,173,407)
    Translation of assets and liabilities denominated in foreign currencies...       27,958
                                                                               ------------
     Net unrealized depreciation..............................................  (22,145,449)
                                                                               ------------
Net realized and unrealized loss..............................................  (19,794,474)
                                                                               ------------
Net decrease in net assets resulting from operations.......................... $   (928,942)
                                                                               ------------

FI-16
                      See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN INCOME SECURITIES FUND

Financial Statements (continued)

Statements of Changes in Net assets
for the six months ended June 30, 2002 (unaudited) and the year ended December 31, 2001

                                                                                             Six Months
                                                                                                Ended        Year Ended
                                                                                            June 30, 2002 December 31, 2001
                                                                                            ------------- -----------------
Increase (decrease) in net assets:
  Operations:
    Net investment income.................................................................. $ 18,865,532    $  46,663,374
    Net realized gain from investments and foreign currency transactions...................    2,350,975        6,412,034
    Net unrealized depreciation on investments and translation of assets and liabilities     (22,145,449)     (47,192,654)
     denominated in foreign currencies..................................................... ------------- -----------------
     Net increase (decrease) in net assets resulting from operations.......................     (928,942)       5,882,754
  Distributions to shareholders from:
    Net investment income:
     Class 1...............................................................................  (46,080,044)     (40,945,074)
     Class 2...............................................................................   (1,712,911)        (290,468)
    Net realized gains:
     Class 1...............................................................................   (9,646,747)     (35,098,053)
     Class 2...............................................................................     (361,202)        (248,988)
                                                                                            ------------- -----------------
  Total distributions to shareholders......................................................  (57,800,904)     (76,582,583)
  Capital share transactions: (Note 2)
     Class 1...............................................................................    7,825,640      (50,150,600)
     Class 2...............................................................................   12,314,517        7,060,162
                                                                                            ------------- -----------------
  Total capital share transactions.........................................................   20,140,157      (43,090,438)
     Net decrease in net assets............................................................  (38,589,689)    (113,790,267)
Net assets:
  Beginning of year........................................................................  536,113,124      649,903,391
                                                                                            ------------- -----------------
  End of year.............................................................................. $497,523,435    $ 536,113,124
                                                                                            ------------- -----------------
Undistributed net investment income included in net assets:
  End of year.............................................................................. $ 13,794,799    $  42,722,222
                                                                                            ------------- -----------------

                                                                          FI-17
                      See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN INCOME SECURITIES FUND

Notes to Financial Statements (unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of twenty-four series (the Funds). The Franklin Income Securities Fund (the Fund) included in this report is diversified. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. As of June 30, 2002, over 97.8% of the Fund's shares were sold through one insurance company. The Fund's investment objective is growth and income.

The following summarizes the Fund's significant accounting policies.

a. Security Valuation

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Repurchase Agreements

The Fund may enter into a joint repurchase agreement whereby its uninvested cash balance is deposited into a joint cash account to be used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the funds based on their pro-rata interest. A repurchase agreement is accounted for as a loan by the Fund to the seller, collateralized by securities, which are delivered to the Fund's custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. At June 30, 2002, all repurchase agreements had been entered into on June 28, 2002.

d. Income Taxes

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN INCOME SECURITIES FUND

Notes to Financial Statements (unaudited) (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (cont.)

e. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Bond discount and premium are amortized on a yield to maturity basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

Distributions received by the Fund from securities may be a return of capital
(ROC). Such distributions reduce the cost basis of the securities, and any distributions in excess of the cost basis are recognized as capital gains.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

f. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. SHARES OF BENEFICIAL INTEREST

The Fund offers two classes of shares: Class 1 and Class 2. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class, and its exchange privilege.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN INCOME SECURITIES FUND

Notes to Financial Statements (unaudited) (continued)


2. SHARES OF BENEFICIAL INTEREST (cont.)

At June 30, 2002, there were an unlimited number of shares authorized ($.01 par value). Transactions in the Fund's shares were as follows:

                                                   Six Months Ended              Year Ended
                                                     June 30, 2002            December 31, 2001
                                               ------------------------  --------------------------
                                                 Shares       Amount        Shares        Amount
Class 1 Shares:                                ----------  ------------  -----------  -------------
Shares sold...................................    451,001  $  6,059,181    1,503,572  $  20,997,718
Shares issued in reinvestment of distributions  4,663,330    55,726,791    5,791,556     76,043,127
Shares redeemed............................... (4,057,829)  (53,960,332) (10,657,735)  (147,191,445)
                                               ----------  ------------  -----------  -------------
Net increase (decrease).......................  1,056,502  $  7,825,640   (3,362,607) $ (50,150,600)
                                               ----------  ------------  -----------  -------------
Class 2 Shares:
Shares sold...................................    900,443  $ 11,900,865      575,101  $   7,691,563
Shares issued in reinvestment of distributions    174,883     2,074,113       41,274        539,456
Shares redeemed...............................   (128,774)   (1,660,461)     (85,356)    (1,170,857)
                                               ----------  ------------  -----------  -------------
Net increase..................................    946,552  $ 12,314,517      531,019  $   7,060,162
                                               ----------  ------------  -----------  -------------

3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Trust are also officers and/or directors of the following entities:

Entity                                                        Affiliation
------------------------------------------------------------------------------------
Franklin Advisers, Inc. (Advisers)                            Investment manager
Franklin Templeton Services, LLC (FT Services)                Administrative manager
Franklin/Templeton Distributors, Inc. (Distributors)          Principal underwriter
Franklin/Templeton Investor Services, LLC (Investor Services) Transfer agent

The Fund pays an investment management fee to Advisers based on the average net assets of the Fund as follows:

    Annualized Fee Rate Daily Net Assets
    -----------------------------------------------------------------------
           .625%        First $100 million
           .50%         Over $100 million, up to and including $250 million
           .45%         Over $250 million, up to and including $10 billion

Fees are further reduced on net assets over $10 billion.

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the average daily net assets, and is not an additional expense of the Fund.

The Fund reimburses Distributors up to .25% per year of its average daily net assets of Class 2, for costs incurred in marketing the Fund's shares.

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN INCOME SECURITIES FUND

Notes to Financial Statements (unaudited) (continued)


4. INCOME TAXES

At December 31, 2001, the Fund had deferred currency losses occurring subsequent to October 31, 2001 of $1,066,919. For tax purposes, such losses will be reflected in the year ending December 31, 2002.

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of defaulted securities, foreign currency transactions, mortgage dollar rolls, paydown losses, and bond discounts and premiums.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, mortgage dollar rolls, paydown losses, and bond discounts and premiums.

At June 30, 2002, the net unrealized depreciation based on the cost of investments for income tax purposes of $602,773,220 was as follows:

                   Unrealized appreciation.... $  58,600,046
                   Unrealized depreciation....  (139,118,572)
                                               -------------
                   Net unrealized depreciation $ (80,518,526)
                                               -------------

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the period ended June 30, 2002 aggregated $118,984,013 and $109,671,840, respectively.

6. CREDIT RISK AND DEFAULTED SECURITIES

The Fund has 35.6% of its portfolio invested in below investment grade and comparable quality unrated high yield securities, which tend to be more sensitive to economic conditions than higher rated securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities because such securities are generally unsecured and are often subordinated to other creditors of the issuers.

At June 30, 2002, the Fund held defaulted securities with a value aggregating $10,083,408 representing 2.0% of the Fund's net assets. For information as to specific securities, see the accompanying Statement of Investments.

For financial reporting purposes, the Fund discontinues accruing income on defaulted bonds and provides an estimate for losses on interest receivable.

7. OTHER CONSIDERATIONS

Advisers, as the Fund's investment manager, may serve as a member of various bondholders' steering committees, representing bondholder's interest in certain corporate restructuring negotiatons, or on creditors committees. Currently the manager serves on the bondholder committees of Metrocall Inc., Nextel International Inc., and Spalding Inc. As a result of this involvement, Advisers may be in possession of certain material non-public information. If the Fund's manager, while in possession on such information, seeks to sell any of its holdings in these securities it will comply with all applicable federal securities laws.

                                      FRANKLIN LARGE CAP GROWTH SECURITIES FUND

--------------------------------------------------------------------------------
Fund Goal and Primary Investments: Franklin Large Cap Growth Securities Fund seeks capital appreciation. The Fund invests primarily in equity securities of U.S. large-cap growth companies with market capitalization values within those of the top 50% of companies in the Russell 1000(R) Index at the time of purchase./1 /The Fund expects to hold significant positions in the technology sector (including health technology, electronic technology and technology services), and in communications.

--------------------------------------------------------------------------------

The U.S. economic condition over the six months ended June 30, 2002, continued to be characterized by a combination of a weak corporate sector and a resilient consumer sector. Amid a difficult pricing environment and shrinking profit margins, corporations severely cut back on capital spending and inventory production over the past year. However, inventory rebuilding began during the period under review and contributed to a first quarter 2002 annualized gross domestic product (GDP) growth rate of 5.0%. Meanwhile, consumer spending remained robust despite rising unemployment rates largely due to lower energy prices, tax rebates, unusually warm winter weather, solid residential housing prices, and perhaps most importantly, lower interest rates. Lower rates helped keep the housing market strong and enabled a home mortgage-refinancing boom.

Inflation stayed relatively benign partly due to impressive productivity gains. This favorable inflationary environment suggested little near-term risk of rising interest rates. However, lower prices also explained the depressed state of corporate earnings and resulting stock price decline. The U.S. dollar's recent slide versus other major world currencies also had positive and negative repercussions. On the negative side, increasing import costs contributed to inflationary pressures. On the positive side, a weaker U.S. dollar made U.S. products more competitive in world markets and enhanced many U.S. companies' foreign earnings.

During the period under review, U.S. equity markets experienced substantial volatility, with the Standard & Poor's Composite Index (S&P 500) and the Nasdaq Composite Index falling 13.15% and 24.78%. Within this challenging environment, Franklin Large Cap Growth Securities Fund underperformed its benchmark index, the S&P 500. The Russell 1000 Index, a measure of large capitalization stocks, posted a -12.82% return for the same period./1 /

1. Source: Standard & Poor's Micropal. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio. Please see Index Descriptions following the Fund Summaries.


[GRAPHIC]
(Bar chart with data as follows)

Portfolio Breakdown
Franklin Large Cap Growth
Securities Fund
Based on Total Net Assets
6/30/02

Health Technology           19.0%
Finance                     15.7%
Electronic Technology       11.3%
Technology Services          7.9%
Communications               6.8%
Retail Trade                 6.5%
Producer Manufacturing       5.6%
Energy Minerals              4.5%
Consumer Services            3.9%
Consumer Non-Durables        3.7%
Distribution Services        1.9%
Other                        5.6%
Short-Term Investments &
Other Net Assets             7.6%

Below, we provide a summary of major changes in the Fund's sector and industry weightings and how these weightings impacted performance for the reporting period. However, keep in mind that our investment approach is first and foremost a bottom-up process. We focus not nearly as much on sector/industry-level strategic decisions as we do on searching for the best individual stock opportunities across the entire U.S. market.

Individual stock holdings negatively impacting Fund performance during the six-month period include small but very poorly performing positions in the wireless telecommunications industry (Nextel and Western Wireless). A number of technology-related holdings (Nokia, Microsoft, CheckPoint Software, Computer Associates and Sun Microsystems) also hampered performance. The Fund suffered from its overweighted allocation in traditional fixed-line telecommunications companies (Sprint, BellSouth, SBC Communications and Verizon Communications). Our health technology sector stocks, which include pharmaceuticals, also experienced difficulties so far this year. Our underweighted exposure in the finance sector yielded mixed results with our worst-performing finance-related stocks mostly in investment banking and brokerages (Merrill Lynch and Goldman Sachs Group). Lastly, most of the Fund's utility-related holdings hindered its performance.

Conversely, the Fund benefited from its retail sector overweighting (Cost Plus, Walgreens and Linens 'n Things). A number of our consumer non-durables holdings (Procter & Gamble, Kimberly-Clark, Adolph Coors and Philip Morris) also contributed to Fund performance. Healthy gains from our overweighted exposure in energy and energy services positively impacted the Fund. While the Fund's technology-related holdings generally declined during the period, a few delivered positive returns (Applied Materials, Novellus Systems and Siebel Systems). Likewise, several of the Fund's finance sector holdings performed well (AFLAC, Wells Fargo, Washington Mutual and The PMI Group). Only one of our electric utilities holdings (Exelon) enhanced Fund performance.

Two important additions to the Fund during the six months under review were Cisco Systems (technology) and Wal-Mart Stores (retail). Both represent significant portions of major U.S. equity market indexes, but we did not own these stocks until this reporting period. Cisco Systems and Wal-Mart are dominant and resource-rich leaders in their respective industries, but their stocks had been too richly valued relative to their earnings growth potential, in our view. Share price declines during the period provided us with opportunities to initiate



 Top 10 Holdings
 Franklin Large Cap Growth
 Securities Fund
 6/30/02

                      Company                   % of Total
                      Sector/Industry           Net Assets
                      ------------------------------------

                      Microsoft Corp.              3.8%
                      Technology Services

                      Pfizer Inc.                  3.7%
                      Health Technology

                      General Electric Co.         3.4%
                      Producer Manufacturing

                      Citigroup Inc.               2.9%
                      Finance

                      Bank of New York Co. Inc.    2.9%
                      Finance

                      Philip Morris Cos. Inc.      2.5%
                      Consumer Non-Durables

                      SBC Communications Inc.      2.3%
                      Communications

                      Wells Fargo & Co.            2.3%
                      Finance

                      International Business
                      Machines Corp.               2.2%
                      Electronic Technology

                      American International
                      Group Inc.                   2.1%
                      Finance

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments.

positions in both companies. We also initiated a small, new position in Oracle and added to our existing technology holdings in Microsoft and International Business Machines after major share price pullbacks.

Along similar lines, we gradually added to our existing positions in leading pharmaceuticals companies Pfizer and Bristol-Myers Squibb at what we considered attractive valuations. Recent negative events severely pressured pharmaceuticals' share prices. These included patent expirations for some highly profitable drugs, botched new product launches, a slow and reluctant Food & Drug Administration, a lack of promising new drugs, and individual companies suffering significant setbacks. In the beleaguered telecommunications sector, we recently initiated a small, new position in Verizon Communications and steadily added to our existing positions in SBC Communications and BellSouth. Telecommunications suffered mainly due to overcapacity, excessive debt burdens, extreme price wars, credit rating downgrades, bankruptcies and financial reporting and accounting scandals. However, over the long term, we believe that telecommunications companies with solid balance sheets, real customers, proven business models, seasoned management teams, positive cash flows and financial resources should be able to weather the current storm.

Within the cable services sector, we recently initiated small holdings in Cox Communications and Mediacom Communications. The entire sector struggled, resulting in valuations for these two companies that appeared compelling to us relative to their long-term growth potential. In the financial services sector, we purchased a new position in leading diversified insurer American International Group after its stock declined from last year's high and approached the very low end of its historical valuation range.

On the other hand, we took the exact opposite approach with the wireless services industry. For example, we completely sold our positions in WorldCom, Western Wireless and Nextel. Each holding produced significant losses for the Fund and contributed to its underperformance during the first quarter of the year. Another stock we sold at a loss was retailer K-Mart. Fortunately, we also sold numerous stocks at substantial gains, including finance company Bank One, retailer Federated Department Stores, software company Siebel Systems and semiconductor capital equipment maker Novellus Systems.

Looking forward, we believe that the U.S. economy may continue to challenge corporate earnings near-term due to a difficult pricing environment and resulting weak profit margins. However, we expect companies should keep driving down costs with notable productivity gains, setting the stage for a meaningful earnings recovery when sustained demand eventually picks up. Given the recent economic slowdown's unique and atypical nature, and despite an impressive first quarter GDP growth rate, we believe this recovery will be slow and gradual.

With this in mind, we believe many U.S. companies could most likely be revalued downward as investors gradually accept that the recovery will likely be slow and what that would mean for future earnings growth rates. Although volatility will certainly be challenging, it should also afford interesting opportunities for patient and diligent investors. We will continue to implement our core discipline of bottom-up, one-by-one, stock-by-stock selection of companies whose future growth prospects and current valuations we believe offer more long-term reward than risk. In our opinion, the Fund's portfolio at period-end reflects this aim and strategy.

 This discussion reflects our views, opinions and portfolio holdings as of June 30, 2002, the end of the reporting period. These opinions may not be relied upon as investment advice or an offer for a particular security. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

PERFORMANCE SUMMARY AS OF 6/30/02

Franklin Large Cap Growth Securities Fund - Class 2 delivered a -15.51% cumulative total return for the six-month period ended 6/30/02. Total return of Class 2 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

             Franklin Large Cap Growth Securities Fund - Class 2*
             Periods ended 6/30/02
                                                                            Since
                                                                          Inception
                                                  1-Year          5-Year  (5/1/96)
             ----------------------------------------------------------------------
             Cumulative Total Return              -21.29%         +34.17%  +67.43%
             Average Annual Total Return          -21.29%          +6.06%   +8.72%
             Value of $10,000 Investment           $7,871         $13,417  $16,743

*Because Class 2 shares were not offered until 1/6/99, standardized Class 2 Fund performance for prior periods represents the historical results of Class 1 shares. For periods beginning on 1/6/99, Class 2's results reflect an additional 12b-1 fee expense, which also affects future performance. Since 1/6/99 (commencement of sales), the cumulative and average annual total returns of Class 2 shares were +1.11% and +0.32%.

Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ.

Franklin Large Cap Growth Securities
Fund - Class 2

 Performance reflects the Fund's Class 2 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

 Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.



                                                                           FL-5
              Past performance does not guarantee future results.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN LARGE CAP GROWTH SECURITIES FUND

Financial Highlights


                                                                                      Class 1
                                                ------------------------------------------------------------------
                                                Six Months Ended              Year Ended December 31,
                                                 June 30, 2002   -------------------------------------------------
                                                  (unaudited)       2001      2000      1999      1998      1997
                                                ------------------------------------------------------------------
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period...........    $   14.52     $   21.03  $  21.07  $  16.08  $  13.42  $  11.36
                                                ------------------------------------------------------------------
Income from investment operations:
  Net investment income/a/.....................          .04           .10       .09       .11       .10       .06
  Net realized and unrealized gains (losses)...        (2.27)        (2.13)     1.14      4.96      2.62      2.02
                                                ------------------------------------------------------------------
Total from investment operations...............        (2.23)        (2.03)     1.23      5.07      2.72      2.08
                                                ------------------------------------------------------------------
Less distributions from:
  Net investment income........................         (.10)         (.11)     (.11)     (.08)     (.06)     (.02)
  Net realized gains...........................           --         (4.37)    (1.16)       --        --        --
                                                ------------------------------------------------------------------
Total distributions............................         (.10)        (4.48)    (1.27)     (.08)     (.06)     (.02)
                                                ------------------------------------------------------------------
Net asset value, end of period.................    $   12.19     $   14.52  $  21.03  $  21.07  $  16.08  $  13.42
                                                ------------------------------------------------------------------

Total return/b/................................     (15.37)%      (11.26)%     5.75%    31.65%    20.29%    18.31%
Ratios/supplemental data
Net assets, end of period (000's)..............    $ 226,515     $ 300,135  $431,384  $407,515  $220,952  $109,355
Ratios to average net assets:
  Expenses.....................................         .79%/c/       .78%      .78%      .77%      .77%      .77%
  Net investment income........................         .58%/c/       .56%      .43%      .63%     1.00%      .72%
Portfolio turnover rate........................       34.20%        75.67%    70.16%    41.78%    12.17%    19.90%




/a/Based on average shares outstanding effective year ended December 31, 1999. /b/Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
/c/Annualized

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN LARGE CAP GROWTH SECURITIES FUND

Financial Highlights (continued)


                                                                    Class 2
                                                ----------------------------------------------
                                                Six Months Ended    Year Ended December 31,
                                                 June 30, 2002   -----------------------------
                                                  (unaudited)       2001      2000    1999/d/
                                                ---------------- ---------  -------  ---------
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period...........    $   14.43     $   20.93  $ 21.01  $   16.47
                                                ---------------- ---------  -------  ---------
Income from investment operations:
  Net investment income/a/.....................          .02           .05      .03        .04
  Net realized and unrealized gains (losses)...        (2.25)        (2.12)    1.13       4.58
                                                ---------------- ---------  -------  ---------
Total from investment operations...............        (2.23)        (2.07)    1.16       4.62
                                                ---------------- ---------  -------  ---------
Less distributions from:
  Net investment income........................         (.10)         (.06)    (.08)      (.08)
  Net realized gains...........................           --         (4.37)   (1.16)        --
                                                ---------------- ---------  -------  ---------
Total distributions............................         (.10)        (4.43)   (1.24)      (.08)
                                                ---------------- ---------  -------  ---------
Net asset value, end of period.................    $   12.10     $   14.43  $ 20.93  $   21.01
                                                ---------------- ---------  -------  ---------

Total return/b/................................     (15.51)%      (11.43)%    5.46%     28.11%

Ratios/supplemental data
Net assets, end of period (000's)..............    $  12,875     $   5,290  $ 1,081  $     542
Ratios to average net assets:
  Expenses.....................................        1.04%/c/      1.03%    1.03%   1.02%/c/
  Net investment income........................         .35%/c/       .30%     .17%    .22%/c/
Portfolio turnover rate........................       34.20%        75.67%   70.16%     41.78%

/a/Based on average shares outstanding.
/b/Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
/c/Annualized
/d/For the period January 6, 1999 (effective date) to December 31, 1999.

                                                                           FL-7
                      See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN LARGE CAP GROWTH SECURITIES FUND

Statement of Investments, June 30, 2002 (unaudited)

                                                 SHARES     VALUE
           ---------------------------------------------------------
           Common Stocks 91.9%
           Commercial Services .5%
           Omnicom Group Inc....................  28,400 $ 1,300,720
                                                         -----------
           Communications 6.8%
           AT&T Corp............................ 160,000   1,712,000
           /a/AT&T Wireless Services Inc........  59,578     348,531
           BellSouth Corp....................... 127,000   4,000,500
           SBC Communications Inc............... 183,100   5,584,550
           Sprint Corp. (FON Group)............. 197,000   2,090,170
           Verizon Communications Inc...........  61,000   2,449,150
                                                         -----------
                                                          16,184,901
                                                         -----------
           Consumer Non-Durables 3.7%
           Kimberly-Clark Corp..................  15,000     930,000
           Philip Morris Cos. Inc............... 136,700   5,971,056
           Procter & Gamble Co..................  23,000   2,053,900
                                                         -----------
                                                           8,954,956
                                                         -----------
           Consumer Services 3.9%
           /a/Clear Channel Communications Inc..  51,700   1,655,434
           /a/Cox Communications Inc., A........  27,000     743,850
           McDonald's Corp...................... 120,000   3,414,000
           /a/Mediacom Communications Corp., A..  29,000     225,910
           /a/Univision Communications Inc., A..  21,700     681,380
           The Walt Disney Co................... 142,000   2,683,800
                                                         -----------
                                                           9,404,374
                                                         -----------
           Distribution Services 1.9%
           AmerisourceBergen Corp...............  38,200   2,903,200
           McKesson Corp........................  51,000   1,667,700
                                                         -----------
                                                           4,570,900
                                                         -----------
           Electronic Technology 11.3%
           /a/Applied Materials Inc............. 146,000   2,776,920
           Boeing Co............................  80,000   3,600,000
           /a/Cisco Systems Inc.................  90,000   1,255,500
           /a/Dell Computer Corp................ 145,000   3,790,300
           Intel Corp........................... 120,000   2,192,400
           International Business Machines Corp.  73,000   5,256,000
           /a/KLA-Tencor Corp...................  12,000     527,880
           Linear Technology Corp...............  65,000   2,042,950
           Nokia Corp., ADR (Finland)...........  70,000   1,013,600
           /a/Novellus Systems Inc..............  22,000     748,000
           /a/QUALCOMM Inc......................  49,600   1,363,504
           /a/Sun Microsystems Inc.............. 117,000     586,170
           /a/Xilinx Inc........................  84,000   1,884,120
                                                         -----------
                                                          27,037,344
                                                         -----------
           Energy Minerals 4.5%
           Anadarko Petroleum Corp..............  60,000   2,958,000
           Conoco Inc...........................  62,000   1,723,600
           Exxon Mobil Corp.....................  50,000   2,046,000
           Peabody Energy Corp..................  20,000     566,000

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN LARGE CAP GROWTH SECURITIES FUND

Statement of Investments, June 30, 2002 (unaudited) (cont.)

                                                           SHARES     VALUE
  ----------------------------------------------------------------------------
  Common Stocks (cont.)
  Energy Minerals (cont.)
  Royal Dutch Petroleum Co., N.Y. shs. (Netherlands)......  63,000 $ 3,482,010
                                                                   -----------
                                                                    10,775,610
                                                                   -----------
  Finance 15.7%
  AFLAC Inc...............................................  25,000     800,000
  American International Group Inc........................  73,000   4,980,790
  Bank of New York Co. Inc................................ 207,000   6,986,250
  Bank One Corp...........................................  42,000   1,616,160
  Citigroup Inc........................................... 180,500   6,994,375
  Fannie Mae..............................................  18,000   1,327,500
  Goldman Sachs Group Inc.................................  33,000   2,420,550
  Marsh & McLennan Cos. Inc...............................  50,000   2,415,000
  Merrill Lynch & Co. Inc.................................  30,000   1,215,000
  Washington Mutual Inc...................................  90,000   3,339,900
  Wells Fargo & Co........................................ 111,000   5,556,660
                                                                   -----------
                                                                    37,652,185
                                                                   -----------
  Health Technology 19.0%
  Abbott Laboratories.....................................  46,000   1,731,900
  Allergan Inc............................................  45,200   3,017,100
  /a/Amgen Inc............................................  71,000   2,973,480
  Baxter International Inc................................  30,000   1,333,500
  Bristol-Myers Squibb Co................................. 168,000   4,317,600
  Eli Lilly & Co..........................................  24,000   1,353,600
  /a/Genentech Inc........................................  60,200   2,016,700
  /a/Guidant Corp.........................................  35,000   1,058,050
  ICN Pharmaceuticals Inc.................................  20,000     484,200
  /a/King Pharmaceuticals Inc.............................  36,000     801,000
  Medtronic Inc...........................................  30,000   1,285,500
  Merck & Co. Inc.........................................  67,000   3,392,880
  Pfizer Inc.............................................. 254,000   8,890,000
  Pharmacia Corp.......................................... 132,000   4,943,400
  /a/Shire Pharmaceuticals Group PLC, ADR (United Kingdom)  70,000   1,806,700
  /a/Watson Pharmaceuticals Inc...........................  60,000   1,516,200
  Wyeth...................................................  88,000   4,505,600
                                                                   -----------
                                                                    45,427,410
                                                                   -----------
  Industrial Services 1.0%
  Schlumberger Ltd........................................  50,000   2,325,000
                                                                   -----------
  Process Industries .8%
  Dow Chemical Co.........................................  52,000   1,787,760
                                                                   -----------
  Producer Manufacturing 5.6%
  Emerson Electric Co.....................................  24,000   1,284,240
  /a/Enpro Industries Inc.................................  18,000      94,500
  General Electric Co..................................... 284,000   8,250,200
  /a/Mettler-Toledo International Inc. (Switzerland)......  31,100   1,146,657
  United Technologies Corp................................  40,000   2,716,000
                                                                   -----------
                                                                    13,491,597
                                                                   -----------
  Retail Trade 6.5%
  /a/Cost Plus Inc........................................  40,300   1,227,498
  Home Depot Inc.......................................... 113,900   4,183,547

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN LARGE CAP GROWTH SECURITIES FUND

Statement of Investments, June 30, 2002 (unaudited) (cont.)

                                                                                                    SHARES       VALUE
--------------------------------------------------------------------------------------------------------------------------
Common Stocks (cont.)
Retail Trade (cont.)
/a/The Kroger Co.................................................................................      60,000 $  1,194,000
May Department Stores Co.........................................................................      59,000    1,942,870
/a/Safeway Inc...................................................................................      54,000    1,576,260
Target Corp......................................................................................      16,400      624,840
Wal-Mart Stores Inc..............................................................................      86,100    4,736,361
                                                                                                              ------------
                                                                                                                15,485,376
                                                                                                              ------------
Technology Services 7.4%
/a/Amdocs Ltd....................................................................................     110,000      830,500
Automatic Data Processing Inc....................................................................      90,000    3,919,500
/a/Computer Sciences Corp........................................................................      35,000    1,673,000
Electronic Data Systems Corp.....................................................................      38,000    1,411,700
/a/Microsoft Corp................................................................................     166,300    9,096,610
/a/Oracle Corp...................................................................................      88,000      833,360
                                                                                                              ------------
                                                                                                                17,764,670
                                                                                                              ------------
Transportation 1.8%
Expeditors International of Washington Inc.......................................................     130,000    4,310,800
                                                                                                              ------------
Utilities 1.5%
CMS Energy Corp..................................................................................     112,000    1,229,760
Exelon Corp......................................................................................      25,500    1,333,650
FPL Group Inc....................................................................................      17,500    1,049,824
                                                                                                              ------------
                                                                                                                 3,613,234
                                                                                                              ------------
Total Common Stocks (Cost $222,668,330)..........................................................              220,086,837
                                                                                                              ------------

                                                                                                   PRINCIPAL
                                                                                                    AMOUNT
                                                                                                  -----------
Convertible Bonds .5%
Technology Services
Computer Associates International Inc., cvt., 144A, 5.00%, 3/15/07 (Cost $1,150,000)............. $ 1,150,000    1,154,313
                                                                                                              ------------
Total Long Term Investments (Cost $223,818,330)..................................................              221,241,150
                                                                                                              ------------
/b/Repurchase Agreement 5.9%
Joint Repurchase Agreement, 1.903%, 7/01/02, (Maturity Value $14,121,363) (Cost $14,119,124).....  14,119,124   14,119,124
  ABN AMRO Inc...................................................................................
  BNP Paribas Securities Corp....................................................................
  Barclays Capital Inc...........................................................................
  Bear, Stearns & Co., Inc.......................................................................
  Deutsche Banc Alex Brown Inc...................................................................
  Dresdner Kleinwort Wasserstein Securities, LLC.................................................
  Goldman, Sachs & Co............................................................................
  Greenwich Capital Markets Inc..................................................................
  Lehman Brothers Inc............................................................................
  Morgan Stanley & Co., Inc......................................................................
  UBS Warburg, LLC...............................................................................
  Collateralized by U.S. Treasury Bills, Notes, and Bonds, and U.S. Government Agency Securities.
                                                                                                              ------------
Total Investments (Cost $237,937,454) 98.3%......................................................              235,360,274
Other Assets, less Liabilities 1.7%..............................................................                4,030,591
                                                                                                              ------------
Net Assets 100.0%................................................................................             $239,390,865
                                                                                                              ------------

/a/Non-income producing
/b/Investment is through participation in a joint account with other funds managed by the invesment advisor. At June 30, 2002, all repurchase agreements had been entered into on June 28, 2002.

FL-10
                      See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN LARGE CAP GROWTH SECURITIES FUND

Financial Statements

Statement of Assets and Liabilities
June 30, 2002 (unaudited)

        Assets:
          Investments in securities:
            Cost........................................  $237,937,454
                                                         -------------
            Value.......................................   235,360,274
          Receivables:
            Investment securities sold..................     9,522,150
            Capital shares sold.........................        49,591
            Dividends and interest......................       263,600
                                                         -------------
             Total assets...............................   245,195,615
                                                         -------------
        Liabilities:
          Payables:
            Investment securities purchased.............     5,289,839
            Capital shares redeemed.....................       320,003
            Affiliates..................................       159,442
          Other liabilities.............................        35,466
                                                         -------------
             Total liabilities..........................     5,804,750
                                                         -------------
               Net assets, at value.....................  $239,390,865
                                                         -------------
        Net assets consist of:
          Undistributed net investment income...........       800,550
          Net unrealized depreciation...................    (2,577,180)
          Accumulated net realized loss.................   (36,864,128)
          Capital shares................................   278,031,623
                                                         -------------
               Net assets, at value.....................  $239,390,865
                                                         -------------
        Class 1
          Net assets, at value..........................  $226,515,481
                                                         -------------
          Shares outstanding............................    18,582,128
                                                         -------------
          Net asset value and offering price per share.. $       12.19
                                                         -------------
        Class 2
          Net assets, at value.......................... $  12,875,384
                                                         -------------
          Shares outstanding............................     1,063,793
                                                         -------------
          Net asset value and offereing price per share. $       12.10
                                                         -------------


                                                                          FL-11
                      See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN LARGE CAP GROWTH SECURITIES FUND

Financial Statements (continued)


Statement of Operations
for the six months ended June 30, 2002 (unaudited)

       Investment income:
         Dividends......................................... $  1,779,133
         Interest..........................................      141,808
                                                            ------------
           Total investment income.........................    1,920,941
                                                            ------------
       Expenses:
         Management fees (Note 3)..........................    1,052,807
         Distribution fees - Class 2 (Note 3)..............       11,077
         Transfer agent fees (Note 3)......................        4,547
         Custodian fees....................................        1,471
         Reports to shareholders...........................       38,003
         Professional fees.................................        9,663
         Trustees' fees and expenses.......................        1,848
         Other.............................................          444
                                                            ------------
           Total expenses..................................    1,119,860
                                                            ------------
              Net investment income........................      801,081
                                                            ------------
       Realized and unrealized gains (losses):
           Net realized loss from investments..............  (14,443,344)
           Net unrealized depreciation on investments......  (31,583,935)
                                                            ------------
       Net realized and unrealized loss....................  (46,027,279)
                                                            ------------
       Net decrease in net assets resulting from operations $(45,226,198)
                                                            ------------

FL-12
                      See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN LARGE CAP GROWTH SECURITIES FUND

Financial Statements (continued)


Statements of Changes in Net Assets
for the six months ended June 30, 2002 (unaudited) and the year ended December 31, 2001

                                                              Six Months Ended    Year Ended
                                                               June 30, 2002   December 31, 2001
                                                              ---------------- -----------------
Increase (decrease) in net assets:
  Operations:
    Net investment income....................................   $    801,081       $   2,020,033
    Net realized loss from investments.......................    (14,443,344)        (20,528,995)
    Net unrealized depreciation on investments...............    (31,583,935)        (27,646,640)
                                                              ---------------- -----------------
     Net decrease in net assets resulting from operations....    (45,226,198)        (46,155,602)
  Distributions to shareholders from:
    Net investment income:
     Class 1.................................................     (1,919,600)         (1,998,581)
     Class 2.................................................        (96,711)             (4,651)
    Net realized gains:
     Class 1.................................................             --         (80,683,920)
     Class 2.................................................             --            (305,474)
                                                              ---------------- -----------------
  Total distributions to shareholders........................     (2,016,311)        (82,992,626)
  Capital share transactions: (Note 2)
     Class 1.................................................    (28,265,433)         (2,477,345)
     Class 2.................................................      9,473,806           4,585,478
                                                              ---------------- -----------------
  Total capital share transactions...........................    (18,791,627)          2,108,133
     Net decrease in net assets..............................    (66,034,136)       (127,040,095)
Net assets
  Beginning of period........................................    305,425,001         432,465,096
                                                              ---------------- -----------------
  End of period..............................................   $239,390,865       $ 305,425,001
                                                              ---------------- -----------------
Undistributed net investment income included in net assets:
  End of period..............................................   $    800,550       $   2,015,780
                                                              ---------------- -----------------

                                                                          FL-13
                      See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN LARGE CAP GROWTH SECURITIES FUND

Notes to Financial Statements (unaudited)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (the Trust) is registered under the Investment Company Act of 1940 as an open end investment company, consisting of twenty-four series (the Funds). Franklin Large Cap Growth Securities Fund (the Fund) included in this report is diversified. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. The Fund's investment objective is capital growth.

The following summarizes the Fund's significant accounting policies.

a. Security Valuation

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Income Taxes

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

d. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN LARGE CAP GROWTH SECURITIES FUND

Notes to Financial Statements (unaudited) (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (cont.)

e. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. SHARES OF BENEFICIAL INTEREST

The Fund offers two classes of shares: Class 1 and Class 2. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class, and its exchange privilege.

At June 30, 2002, there were an unlimited number of shares authorized ($.01 par value). Transactions in the Fund's shares were as follows:

                                                   Six Months Ended              Year Ended
                                                     June 30, 2002           December 31, 2001
                                               ------------------------  --------------------------
                                                 Shares       Amount       Shares        Amount
Shares sold...................................  1,061,931  $ 15,048,859   1,600,232  $  28,048,545
Shares issued in reinvestment of distributions    149,735     1,919,600   5,269,758     82,682,499
Shares redeemed............................... (3,298,411)  (45,233,892) (6,712,443)  (113,208,389)
                                               ----------  ------------  ----------  -------------
Net increase (decrease)....................... (2,086,745) $(28,265,433)    157,547  $  (2,477,345)
                                               ----------  ------------  ----------  -------------
Class 2 Shares:
Shares sold...................................  1,212,736  $ 16,589,420   1,138,160  $  17,546,320
Shares issued in reinvestment of distributions      7,597        96,711      19,867        310,124
Shares redeemed...............................   (523,178)   (7,212,325)   (843,047)   (13,270,966)
                                               ----------  ------------  ----------  -------------
Net increase..................................    697,155  $  9,473,806     314,980  $   4,585,478
                                               ----------  ------------  ----------  -------------

3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Trust are also officers and/or directors of the following entities:

Entity                                                        Affiliation
------------------------------------------------------------------------------------
Franklin Templeton Services, LLC (FT Services)                Administrative manager
Franklin Advisers, Inc. (Advisers)                            Investment manager
Franklin/Templeton Distributors, Inc. (Distributors)          Principal underwriter
Franklin/Templeton Investor Services, LLC (Investor Services) Transfer agent

The Fund pays an investment management fee to Advisors based on the average net asets of the Fund as follows:

     Annualized Fee Rate Daily Net Assets
     ---------------------------------------------------------------------
                   .75%  First $500 million
                   .625% Over $500 million, up to and including $1 billion
                    .50% Over $1 billion

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the aversge daily net assets, and is not an additional expense to the Fund.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN LARGE CAP GROWTH SECURITIES FUND

Notes to Financial Statements (unaudited) (continued)


3. TRANSACTIONS WITH AFFILIATES (cont.)

The Fund reimburses Distributors up to .25% per year of its average daily net assets of Class 2 shares for costs incurred in marketing the Fund's shares.

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

4. INCOME TAXES

At December 31, 2001, the Fund had tax basis capital losses of $8,952,191 which may be carried over to offset future capital gains. Such losses expire in 2009.

At December 31, 2001, the Fund had deferred capital losses occuring subsequent to October 31, 2001, of $9,241,661. For tax purposes, such losses will be reflected in the year ending December 31, 2002.

Net realized capital gains (losses) differ for financial statement and tax purposes primarily due to differing treatment of wash sales.

At June 30, 2002, the net unrealized appreciation based on the cost of investments for income tax purposes of $ 241,359,483 was as follows:

                   Unrealized appreciation.... $ 24,241,564
                   Unrealized depreciation....  (30,240,773)
                                               ------------
                   Net unrealized appreciation $ (5,999,209)
                                               ------------

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the period ended June 30, 2002 aggregated $90,796,800 and $118,111,204, respectively.

                                                      FRANKLIN REAL ESTATE FUND

--------------------------------------------------------------------------------
Fund Goals and Primary Investments: Franklin Real Estate Fund seeks capital appreciation, with current income as a secondary goal. The Fund invests primarily in equity securities of companies, including small capitalization companies, operating in the real estate sector, primarily real estate investment trusts (REITs).

--------------------------------------------------------------------------------

We are pleased to bring you Franklin Real Estate Fund's semiannual report covering the period ended June 30, 2002. During the six months under review, real estate stocks displayed resilience and performed well despite a slowdown in real estate fundamentals. At the property operating level, the U.S. economic recession manifested itself in higher vacancies and lower rental rates across most property types and geographical regions. Recent economic strength has not yet resulted in improved fundamentals, which is understandable because the sector typically has a delayed reaction to economic movements. Despite this weakened environment, investors seemed to gravitate toward real estate securities due to the asset class's defensive nature.

In particular, they focused on real estate investment trusts (REITs) with their generally high dividend yields. For the six months ended June 30, 2002, the Wilshire Real Estate Securities Index rose 13.08%, while the Standard & Poor's 500 Composite Index fell 13.15%./1/

At period-end, the office real estate, apartment and diversified property sectors represented our three largest weightings. Office real estate stocks, at 19.5% of the Fund's total net assets, lagged most other property types during the Fund's fiscal year primarily due to widespread concerns about a protracted slowdown in office space demand. However, we continue to believe that office real estate securities represent an attractive combination of favorable supply characteristics, the safety of long-term leases and compelling valuations. Apartments and diversified property companies, whose focus is not limited to one property type, represented 16.1% and 15.2% of total net assets on June 30, 2002. In our opinion, all of the Fund's top three sectors display excellent long-term fundamentals and trade at reasonable valuations.

During the period under review, we maintained an underweighted position in the hotel sector relative to the Wilshire Real Estate Securities Index. We had become increasingly concerned about the economic slowdown's effect on this sector because, of all the real estate property groups, hotel operations typically have the most sensitivity to economic

1. Source: Standard & Poor's Micropal. Please see Index Descriptions following the Fund Summaries.


[GRAPHIC]
(Bar chart with data as follows)

Property-Type Breakdown
Franklin Real Estate Fund
Based on Total Net Assets
6/30/02

Office                     19.5%
Apartment                  16.1%
Diversified                15.2%
Retail                     12.1%
Industrial                  8.7%
Hotels & Travel             8.1%
Manufactured Homes          4.0%
Storage                     3.2%
Other                       4.2%
Short-Term Investments &
Other Net Assets            8.9%


                                                                          FRE-1
changes. However, we sought to take advantage of stock price weakness during the period by increasing our exposure to the sector. We purchased shares in RFS Hotel Investors, one of only a few hotel REITs that still pays a significant dividend in this difficult time. Since the tragic events of September 11, the travel industry seems to be recovering much faster than most investors expected.

We initiated several positions in other sectors as well. In the residential sector, we purchased two apartment REITs, Camden Property Trust and Essex Property Trust, and Sun Communities, a manufactured housing REIT. Given their leases' relatively short-term nature, these companies should benefit as the economy begins to improve. In the office and diversified property sectors, the Fund purchased Cousins Properties (REIT) and Forest City Enterprises (real estate operating company). Based on our analysis, these securities traded at discounts to their net asset values at the time of purchase.

During the reporting period, the Fund sold a few positions across various property segments. We profited from the sale of Security Capital Group, a diversified real estate operating company, which was the target of a buyout offer. In addition, we sold Reckson Associates Realty, a diversified REIT, and First Industrial Realty Trust, an industrial REIT, after these stocks met our value-based target prices.

Looking ahead, we remain optimistic as real estate securities, in our opinion, generally appear attractively valued and may enjoy healthy operating fundamentals at the property level as demand and supply balance returns. Although demand for space moderated with the past economic malaise, we believe the nascent economic recovery could lead to demand stabilization. In addition, unlike previous real estate cycles, supply seems to be under control. This is primarily because three years of disciplined borrowing curtailed overdevelopment. In many cases, development projects able to get financing were significantly preleased to committed tenants before actual construction began. As a result, we believe the supply side of the equation is likely to enjoy less cyclicality, or economic sensitivity, than ever before.

 This discussion reflects our views, opinions and portfolio holdings as of June 30, 2002, the end of the reporting period. These opinions may not be relied upon as investment advice or an offer for a particular security. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy. Since the Fund concentrates its investments in a single industry or group of industries, it may experience greater volatility than a fund with a more broadly diversified portfolio.



 Top 10 Holdings
 Franklin Real Estate Fund
 6/30/02

                   Security                       % of Total
                   Security Type                  Net Assets
                   -----------------------------------------

                   Vornado Realty Trust              4.4%
                   Equity REIT - Diversified
                   Property Type

                   Simon Property Group Inc.         4.4%
                   Equity REIT - Retail

                   Equity Office Properties Trust    4.4%
                   Equity REIT - Office

                   Glenborough Realty Trust Inc.     3.7%
                   Equity REIT - Diversified
                   Property Type

                   Avalonbay Communities Inc.        3.4%
                   Equity REIT - Apartments

                   Archstone-Smith Trust             3.1%
                   Equity REIT - Apartments

                   AMB Property Corp.                2.9%
                   Equity REIT - Industrial

                   ProLogis Trust                    2.9%
                   Equity REIT - Industrial

                   PS Business Parks Inc.            2.8%
                   Equity REIT - Industrial

                   iStar Financial Inc.              2.8%
                   Equity REIT - Other

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments.

FRE-2

PERFORMANCE SUMMARY AS OF 6/30/02

Franklin Real Estate Fund - Class 2 delivered a +12.63% cumulative total return for the six-month period ended 6/30/02. Total return of Class 2 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

         Franklin Real Estate Fund - Class 2*
         Periods ended 6/30/02
                                                                Since
                                                              Inception
                                     1-Year  5-Year  10-Year  (1/24/89)
         --------------------------------------------------------------
         Cumulative Total Return     +13.90% +39.72% +220.14% +296.65%
         Average Annual Total Return +13.90%  +6.92%  +12.34%  +10.80%
         Value of $10,000 Investment $11,390 $13,972  $32,014  $39,665

*Because Class 2 shares were not offered until 1/6/99, standardized Class 2 Fund performance for prior periods represents the historical results of Class 1 shares. For periods beginning on 1/6/99, Class 2's results reflect an additional 12b-1 fee expense, which also affects future performance. Since 1/6/99 (commencement of sales), the cumulative and average annual total returns of Class 2 shares were +47.66% and +11.85%.

Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ.


Franklin Real Estate Fund - Class 2

 Performance reflects the Fund's Class 2 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

 Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

                                                                          FRE-3
              Past performance does not guarantee future results.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN REAL ESTATE FUND

Financial Highlights


                                                                              Class 1
                                                ------------------------------------------------------------------
                                                                              Year Ended December 31,
                                                                 -------------------------------------------------
                                                Six Months Ended
                                                 June 30, 2002
                                                  (unaudited)      2001      2000      1999       1998      1997
                                                ---------------- --------  --------  --------  ---------  --------
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period...........     $  18.14     $  17.47  $  14.92  $  19.93  $   25.60  $  22.15
                                                -------------------------------------------------------------------
Income from investment operations:
  Net investment income/a/.....................          .31          .74       .84       .88       1.45       .72
  Net realized and unrealized gains (losses)...         1.99          .65      3.55     (1.77)     (5.60)     3.72
                                                -------------------------------------------------------------------
Total from investment operations...............         2.30         1.39      4.39      (.89)     (4.15)     4.44
                                                -------------------------------------------------------------------
Less distributions from:
  Net investment income........................         (.54)        (.72)    (1.15)    (1.73)      (.94)     (.67)
  Net realized gains...........................           --           --      (.69)    (2.39)      (.58)     (.32)
                                                -------------------------------------------------------------------
Total distributions............................         (.54)        (.72)    (1.84)    (4.12)     (1.52)     (.99)
                                                -------------------------------------------------------------------
Net asset value, end of period.................     $  19.90     $  18.14  $  17.47  $  14.92  $   19.93  $  25.60
                                                -------------------------------------------------------------------

Total return/b/................................       12.73%        8.19%    31.95%   (6.14)%   (16.82)%    20.70%

Ratios/supplemental data
Net assets, end of period (000's)..............     $138,273     $134,058  $153,203  $158,553  $ 282,290  $440,554
Ratios to average net assets:
  Expenses.....................................         .57%/c/      .59%      .60%      .58%       .54%      .54%
  Net investment income........................        3.24%/c/     4.25%     5.29%     4.83%      5.44%     3.59%
Portfolio turnover rate........................        8.70%       34.21%    16.41%    10.27%     13.21%    11.62%


/a/Based on average shares outstanding effective year ended December 31, 1999. /b/Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
/c/Annualized

FRE-4

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN REAL ESTATE FUND

Financial Highlights (continued)


                                                                   Class 2
                                                --------------------------------------------
                                                                   Year Ended December 31,
                                                                 ---------------------------
                                                Six Months Ended
                                                 June 30, 2002
                                                  (unaudited)      2001     2000    1999/d/
                                                ---------------- -------  -------  ---------
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period...........     $  17.99     $ 17.38  $ 14.88  $   20.21
                                                ---------------------------------------------
Income from investment operations:
  Net investment income/a/.....................          .28         .80      .93       1.29
  Net realized and unrealized gains (losses)...         1.98         .52     3.41      (2.50)
                                                ---------------------------------------------
Total from investment operations...............         2.26        1.32     4.34      (1.21)
                                                ---------------------------------------------
Less distributions from:
  Net investment income........................         (.52)       (.71)   (1.15)     (1.73)
  Net realized gains...........................           --          --     (.69)     (2.39)
                                                ---------------------------------------------
Total distributions............................         (.52)       (.71)   (1.84)     (4.12)
                                                ---------------------------------------------
Net asset value, end of period.................     $  19.73     $ 17.99  $ 17.38  $   14.88
                                                ---------------------------------------------

Total return/b/................................       12.63%       7.88%   31.59%    (7.66)%

Ratios/supplemental data
Net assets, end of period (000's)..............     $184,530     $95,891  $23,743  $   2,449
Ratios to average net assets:
  Expenses.....................................         .82%/c/     .84%     .85%    .83%/c/
  Net investment income........................        2.94%/c/    4.60%    5.75%   8.84%/c/
Portfolio turnover rate........................        8.70%      34.21%   16.41%     10.27%


/a/Based on average shares outstanding.
/b/Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
/c/Annualized
/d/For the period January 6, 1999 (effective date) to December 31, 1999.

                                                                          FRE-5
                      See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN REAL ESTATE FUND

Statement of Investments, June 30, 2002 (unaudited)


                                                   SHARES     VALUE
          ------------------------------------------------------------
          Common Stocks 90.4%
          Equity REIT - Apartments 14.4%
          Apartment Investment & Management Co., A 175,000 $ 8,610,000
          Archstone-Smith Trust................... 372,060   9,934,002
          Avalonbay Communities Inc............... 232,000  10,834,400
          Camden Property Trust................... 170,000   6,295,100
          Equity Residential Properties Trust..... 305,000   8,768,750
          Essex Property Trust Inc................  36,100   1,974,670
                                                           -----------
                                                            46,416,922
                                                           -----------
          Equity REIT - Diversified Property 13.8%
          Bedford Property Investors Inc.......... 120,600   3,268,260
          Crescent Real Estate Equities Co........ 226,800   4,241,160
          Duke Realty Corp........................ 135,000   3,908,250
          Glenborough Realty Trust Inc............ 498,700  11,819,190
          Liberty Property Trust.................. 195,000   6,825,000
          Vornado Realty Trust.................... 310,800  14,358,960
                                                           -----------
                                                            44,420,820
                                                           -----------
          /a/Equity REIT - Home Builders .7%
          Meritage Corp...........................
                                                    52,500   2,396,625
                                                           -----------
          Equity REIT - Hotels 1.4%
          MeriStar Hospitality Corp............... 108,800   1,659,200
          RFS Hotel Investors Inc................. 210,000   2,843,400
                                                           -----------
                                                             4,502,600
                                                           -----------
          Equity REIT - Industrial 8.7%
          AMB Property Corp....................... 306,200   9,492,200
          ProLogis Trust.......................... 363,800   9,458,800
          PS Business Parks Inc................... 260,000   9,087,000
                                                           -----------
                                                            28,038,000
                                                           -----------
          Equity REIT - Manufactured Homes 4.0%
          Manufactured Home Communities Inc....... 206,600   7,251,660
          Sun Communities Inc..................... 134,000   5,594,500
                                                           -----------
                                                            12,846,160
                                                           -----------
          Equity REIT - Office 19.5%
          Alexandria Real Estate Equities Inc..... 128,400   6,335,256
          Arden Realty Inc........................ 250,100   7,115,345
          Boston Properties Inc................... 135,250   5,403,238
          Brandywine Realty Trust................. 297,700   7,710,430
          CarrAmerica Realty Corp................. 233,600   7,206,560
          Cousins Properties Inc.................. 117,100   2,899,396
          Equity Office Properties Trust.......... 470,652  14,166,625
          SL Green Realty Corp.................... 179,000   6,381,350
          Trizec Properties Inc................... 341,700   5,761,062
                                                           -----------
                                                            62,979,262
                                                           -----------
          Equity REIT - Other 3.5%
          Entertainment Properties Trust..........  90,000   2,218,500
          iStar Financial Inc..................... 315,000   8,977,500
                                                           -----------
                                                            11,196,000
                                                           -----------
          Equity REIT - Retail 12.1%
          Chelsea Property Group Inc.............. 130,000   4,348,500
          General Growth Properties Inc........... 117,200   5,977,200
          Glimcher Realty Trust................... 284,500   5,263,250
          Ramco-Gershenson Properties Trust....... 237,100   4,777,565

FRE-6

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN REAL ESTATE FUND

Statement of Investments, June 30, 2002 (unaudited) (cont.)


                                                                                                      SHARES       VALUE
----------------------------------------------------------------------------------------------------------------------------
Common Stocks (cont.)
Equity REIT - Retail (cont.)
Simon Property Group Inc...........................................................................     384,800 $ 14,176,032
Taubman Centers Inc................................................................................     305,000    4,651,250
                                                                                                                ------------
                                                                                                                  39,193,797
                                                                                                                ------------
Equity REIT - Storage 3.2%
Public Storage Inc.................................................................................     211,600    7,850,360
Shurgard Storage Centers Inc., A...................................................................      70,000    2,429,000
                                                                                                                ------------
                                                                                                                  10,279,360
                                                                                                                ------------
Apartments 1.7%
Boardwalk Equities Inc. (Canada)...................................................................     563,300    5,576,670
                                                                                                                ------------
Diversified Property 1.4%
/a/Catellus Development Corp.......................................................................      95,000    1,939,900
Forest City Enterprises Inc., A....................................................................      80,000    2,780,000
                                                                                                                ------------
                                                                                                                   4,719,900
                                                                                                                ------------
Hotels & Travel 6.0%
/a/Candlewood Hotel Co. Inc........................................................................     350,000      472,500
/a/Cendant Corp....................................................................................     417,500    6,629,900
Host Marriott Corp.................................................................................     526,900    5,953,970
/a/MeriStar Hotels & Resorts Inc...................................................................     170,000      153,000
Starwood Hotels & Resorts Worldwide Inc............................................................     185,200    6,091,227
                                                                                                                ------------
                                                                                                                  19,300,597
                                                                                                                ------------
Total Common Stocks (Cost $229,175,382)............................................................              291,866,713
                                                                                                                ------------
Convertible Preferred Stocks .7%
Hotels & Travel
Host Marriott Corp., 6.75%, cvt. pfd. (Cost $1,503,132)............................................      56,900    2,436,060
                                                                                                                ------------
Total Long Term Investments (Cost $230,678,514)....................................................              294,302,773
                                                                                                                ------------

                                                                                                     PRINCIPAL
                                                                                                      AMOUNT
                                                                                                    -----------
/b/Repurchase Agreement 8.0%
Joint Repurchase Agreement, 1.903%, 7/01/02, (Maturity Value $25,694,627) (Cost $25,690,553)....... $25,690,553   25,690,553
  ABN AMRO Inc.
  BNP Paribas Securities Corp.
  Barclays Capital Inc.
  Bear, Stearns & Co. Inc.
  Deutsche Banc Alex Brown Inc.
  Dresdner Kleinwort Wasserstein Securities LLC
  Goldman, Sachs & Co.
  Greenwich Capital Markets Inc.
  Lehman Brothers Inc.
  Morgan Stanley & Co. Inc.
  UBS Warburg LLC
   Collateralized by U.S. Treasury Bills, Notes, and Bonds, and U.S. Government Agency Securities..
                                                                                                                ------------
Total Investments (Cost $256,369,067) 99.1%........................................................              319,993,326
Other Assets, less Liabilities .9%.................................................................                2,808,922
                                                                                                                ------------
Net Assets 100.0%..................................................................................             $322,802,248
                                                                                                                ------------

/a/Non-income producing
/b/Investment is through participation in a joint account with other funds managed by the investment advisor. At June 30, 2002, all repurchase agreements had been entered into on June 28, 2002.

                                                                          FRE-7
                      See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN REAL ESTATE FUND

Financial Statements


Statement of Assets and Liabilities
June 30, 2002 (unaudited)

         Assets:
           Investments in securities:
             Cost....................................... $ 256,369,067
                                                         -------------
             Value......................................   319,993,326
           Cash.........................................         5,101
           Receivables:
             Capital shares sold........................     3,006,662
             Dividends..................................     1,819,019
                                                         -------------
              Total assets..............................   324,824,108
                                                         -------------
         Liabilities:
           Payables:
             Investment securities purchased............     1,789,817
             Capital shares redeemed....................        11,809
             Affiliates.................................       200,093
           Other liabilities............................        20,141
                                                         -------------
              Total liabilities.........................     2,021,860
                                                         -------------
                Net assets, at value.................... $ 322,802,248
                                                         -------------
         Net assets consist of:
           Undistributed net investment income.......... $   5,671,839
           Net unrealized appreciation..................    63,624,259
           Accumulated net realized loss................    (7,006,993)
           Capital shares...............................   260,513,143
                                                         -------------
                Net assets, at value.................... $ 322,802,248
                                                         -------------
         Class 1:
           Net assets, at value.........................  $138,272,735
                                                         -------------
           Shares outstanding...........................     6,947,465
                                                         -------------
           Net asset value and offering price per share.        $19.90
                                                         -------------
         Class 2:
           Net assets, at value.........................  $184,529,513
                                                         -------------
           Shares outstanding...........................     9,351,493
                                                         -------------
           Net asset value and offering price per share.        $19.73
                                                         -------------

FRE-8
                      See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN REAL ESTATE FUND

Financial Statements (continued)

Statement of Operations
for the six months ended June 30, 2002 (unaudited)

      Investment income:
        Dividends............................................ $ 4,791,629
        Interest.............................................     217,715
                                                              -----------
          Total investment income............................   5,009,344
                                                              -----------
      Expenses:
        Management fees (Note 3).............................     717,132
        Distribution fees - Class 2 (Note 3).................     162,587
        Transfer agent fees..................................       2,479
        Custodian fees.......................................       1,289
        Reports to shareholders..............................      14,604
        Professional fees....................................      22,578
        Trustees' fees and expenses..........................       1,122
        Other................................................       1,224
                                                              -----------
          Total expenses.....................................     923,015
                                                              -----------
             Net investment income...........................   4,086,329
                                                              -----------
      Realized and unrealized gains:
             Net realized gain from investments..............   6,635,231
             Net unrealized appreciation on investments......  20,935,940
                                                              -----------
      Net realized and unrealized gain.......................  27,571,171
                                                              -----------
      Net increase in net assets resulting from operations... $31,657,500
                                                              -----------

                                                                          FRE-9
                      See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN REAL ESTATE FUND

Financial Statements (continued)

Statements of Changes in Net Assets
for the six months ended June 30, 2002 (unaudited) and the year ended December 31, 2001

                                                                                            Six Months Ended    Year Ended
                                                                                             June 30, 2002   December 31, 2001
                                                                                            ---------------- -----------------
Increase in net assets:
  Operations:
    Net investment income..................................................................   $  4,086,329     $  8,507,378
    Net realized gain from investments and foreign currency transactions...................      6,635,231        1,891,909
    Net unrealized appreciation on investments and translation of assets and liabilities
     denominated in foreign currencies.....................................................     20,935,940        5,339,878
                                                                                            ----------------------------------
     Net increase in net assets resulting from operations..................................     31,657,500       15,739,165
  Distributions to shareholders from:
    Net investment income:
     Class 1...............................................................................     (3,665,154)      (5,720,085)
     Class 2...............................................................................     (4,495,007)      (1,934,491)
                                                                                            ----------------------------------
  Total distributions to shareholders......................................................     (8,160,161)      (7,654,576)
  Capital share transactions: (Note 2)
     Class 1...............................................................................     (8,347,427)     (23,904,085)
     Class 2...............................................................................     77,703,435       68,822,468
                                                                                            ----------------------------------
  Total capital share transactions.........................................................     69,356,008       44,918,383
     Net increase in net assets............................................................     92,853,347       53,002,972
Net assets:
  Beginning of period......................................................................    229,948,901      176,945,929
                                                                                            ----------------------------------
  End of period............................................................................   $322,802,248     $229,948,901
                                                                                            ----------------------------------
Undistributed net investment income included in net assets:
  End of period............................................................................   $  5,671,839     $  9,745,671
                                                                                            ----------------------------------

FRE-10
                      See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN REAL ESTATE FUND

Notes to Financial Statements (unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of twenty-four series (the Funds). Franklin Real Estate Fund (the
Fund) included in this report is diversified. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. The Fund's investment objective is growth and income.

The following summarizes the Fund's significant accounting policies.

a. Security Valuation

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Income Taxes

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

d. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

Distributions received by the Fund from securities may be a return of capital
(ROC). Such distributions reduce the cost basis of the securities, and any distributions in excess of the cost basis are recognized as capital gains.

                                                                         FRE-11

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN REAL ESTATE FUND

Notes to Financial Statements (unaudited) (continued)


Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

e. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. SHARES OF BENEFICIAL INTEREST

The Fund offers two classes of shares: Class 1 and Class 2. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class, and its exchange privilege.

At June 30, 2002, there were an unlimited number of shares authorized ($.01 par value). Transactions in the Fund's shares were as follows:

                                                   Six Months Ended            Year Ended
                                                    June 30, 2002           December 31, 2001
                                               -----------------------  -------------------------
                                                 Shares      Amount       Shares       Amount
                                               ---------  ------------  ----------  ------------
Class 1 Shares:
Shares sold...................................   237,310  $  4,577,392     496,158  $  8,759,819
Shares issued in reinvestment of distributions   187,668     3,665,154     327,424     5,720,085
Shares redeemed...............................  (869,032)  (16,589,973) (2,199,336)  (38,383,989)
                                               -------------------------------------------------
Net decrease..................................  (444,054) $ (8,347,427) (1,375,754) $(23,904,085)
                                               -------------------------------------------------
Class 2 Shares:
Shares sold................................... 4,028,358  $ 77,772,657   4,223,454  $ 73,341,370
Shares issued in reinvestment of distributions   232,180     4,495,007     111,498     1,934,491
Shares redeemed...............................  (238,159)   (4,564,229)   (372,218)   (6,453,393)
                                               -------------------------------------------------
Net increase.................................. 4,022,379  $ 77,703,435   3,962,734  $ 68,822,468
                                               -------------------------------------------------

3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Trust are also officers and/or directors of the following entities:

Entity                                                        Affiliation
------------------------------------------------------------------------------------
Franklin Templeton Services, LLC (FT Services)                Administrative manager
Franklin Advisers, Inc. (Advisers)                            Investment manager
Franklin/Templeton Distributors, Inc. (Distributors)          Principal underwriter
Franklin/Templeton Investor Services, LLC (Investor Services) Transfer agent

The Fund pays an investment management fee to Advisers based on the average net assets of the Fund as follows:

    Annualized Fee Rate Daily Net Assets
    -----------------------------------------------------------------------
           .625%        First $100 million
           .50%         Over $100 million, up to and including $250 million
           .45%         Over $250 million, up to and including $10 billion

Fees are further reduced on net assets over $10 billion.

FRE-12

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN REAL ESTATE FUND

Notes to Financial Statements (unaudited) (continued)


Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the average daily net assets, and is not an additional expense of the Fund.

The Fund reimburses Distributors up to .25% per year of its average daily net assets of Class 2 for costs incurred in marketing the Fund's shares.

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

4. INCOME TAXES

At December 31, 2001, the Fund had tax basis capital losses of $9,921,882 which may be carried over to offset future capital gains. Such losses expire in 2008.

At December 31, 2001, the Fund had deferred capital losses occurring subsequent to October 31, 2001 of $3,720,342. For tax purposes, such losses will be reflected in the year ending December 31, 2002.

Net investment income (loss) differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions.

At June 30, 2002, the net unrealized appreciation based on the cost of investments for income tax purposes of $256,369,067 was as follows:

                    Unrealized appreciation.... $68,386,222
                    Unrealized depreciation....  (4,761,963)
                                                -----------
                    Net unrealized appreciation $63,624,259
                                                -----------

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the period ended June 30, 2002 aggregated $80,100,589 and $21,168,220, respectively.

                                                                         FRE-13

                                      FRANKLIN RISING DIVIDENDS SECURITIES FUND


-------------------------------------------------------------------------------
Fund Goal and Primary Investments: Franklin Rising Dividends Securities
Fund seeks long-term capital appreciation. Preservation of capital, although not a goal, is also an important consideration. The Fund invests primarily in equity securities of companies that have paid rising dividends, including small capitalization companies.
-------------------------------------------------------------------------------

The economic stimuli discussed in the December 2001 annual report of lower interest rates, tax cuts and increased government spending appeared to pull the U.S. economy out of recession during the six-month period ended June 30, 2002. Gross domestic product expanded in 2002's first quarter at a 5.0% annualized rate. The economic growth continued in the second quarter although at a slower rate. From January through March, many stocks responded positively to the economic recovery. By the end of June, however, major stock market indexes were down significantly year-to-date. Weighing heavily on the market were continuing fears of terrorism and other geopolitical issues, various accounting and corporate governance problems, and lingering concerns about earnings growth prospects.

The widely followed Standard & Poor's 500 Composite Index (S&P 500) fell 13.15% during the period, and technology continued to struggle as evidenced by the Nasdaq Composite Index's 24.78% drop. Typical of economic recoveries, smaller stocks outperformed larger stocks. Within this environment, Franklin Rising Dividends Securities Fund performed well, exceeding the return of its benchmark index, the Russell Midcap(R) Value Index, which posted a 2.86% total return for the six months ended June 30, 2002./1/

We base our investment strategy on our belief that companies with consistently rising dividends should, over time, also realize stock price appreciation. We select portfolio securities based on several criteria. To be eligible for purchase, stocks must pass certain investment "screens," or screening procedures, requiring consistent and substantial dividend increases, strong balance sheets and relatively low price/earnings ratios. We seek fundamentally sound companies that meet our standards and attempt to acquire them at attractive prices, often when they are out of favor with other investors.

1. Source: Standard & Poor's Micropal. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio. Please see Index Descriptions following the Fund Summaries.

[GRAPHIC]
(Bar chart with data as follows)

Portfolio Breakdown
Franklin Rising Dividends Securities Fund
Based on Total Net Assets
6/30/02

Finance                     27.1%
Producer Manufacturing      22.2%
Consumer Non-Durables        8.4%
Health Technology            7.9%
Retail Trade                 7.7%
Process Industries           5.9%
Consumer Durables            5.1%
Electronic Technology        4.9%
Technology Services          3.9%
Non-Energy Minerals          2.5%
Energy Minerals              1.3%
Commercial Services          1.2%
Short-Term Investments &
Other Net Assets             1.9%

                                                                          FRD-1

During the period we established a significant, new position in General Electric (GE) as well as a smaller, new position in Old Republic International. GE is a large, well-known company that for the first time in many years fell out of favor. Many investors became concerned with GE's complexity given its many diverse business units. Forecasts for a decline in GE's gas turbine business also negatively impacted its stock. Notwithstanding its AAA credit rating, GE's heavy reliance on the commercial paper market added pressure as well. Despite these concerns, we are confident that GE remains an exceptionally well-run company with many market-leading businesses. In our opinion, strong growth opportunities exist throughout the company, which boasts 26 years of dividend increases. Old Republic is an insurance company with several business lines including various specialty property lines, mortgage guaranty and title insurance. Old Republic has raised its dividend for 21 consecutive years. We increased four other holdings significantly during the six months under review: supplemental health insurer AFLAC, diversified manufacturer Roper Industries, commercial insurance broker Arthur J. Gallagher, and designer and distributor of gift products Russ Berrie.

The only position we eliminated during the six-month period was Wallace Computer Services, which stopped increasing its dividend in 2000. Significantly reduced positions include Cohu, which also stopped dividend increases, and Pall Corp., which lowered its dividend. We reduced several other positions to make room for better opportunities as we found them.

Despite a difficult market in the first half of 2002, five of the Fund's top ten positions provided double-digit returns. Washington Mutual's stock price reacted positively to the stable interest rate environment during the reporting period. Going into the year many investors had expected interest rates to rise. Washington Mutual has increased its dividend every quarter since the fourth quarter of 1995. West Pharmaceutical Services's stock price began discounting the beneficial impact expected in the coming years from the company's new product pipeline. In 2001, despite the recession that decimated many industrial companies' earnings, Teleflex was able to report its 27th year of earnings growth. In addition, Teleflex has increased its dividend for 25 consecutive years. Family Dollar Stores continued gaining recognition for its consistent record of strong sales and earnings growth. Family Dollar has increased its dividend for 26 straight years. And finally, many investors are

 Top 10 Holdings
 Franklin Rising Dividends
 Securities Fund
 6/30/02

Company                   % of Total
Sector/Industry           Net Assets
------------------------------------

West Pharmaceutical
Services Inc.                4.7%
Health Technology

Family Dollar Stores Inc.    4.6%
Retail Trade

Teleflex Inc.                4.3%
Producer Manufacturing

Alberto-Culver Co., A        4.2%
Consumer Non-Durables

Washington Mutual Inc.       4.1%
Finance

Reynolds & Reynolds
Co., A                       3.9%
Technology Services

Diebold Inc.                 3.6%
Electronic Technology

National Commerce
Financial Corp.              3.4%
Finance

General Electric Co.         3.2%
Producer Manufacturing

AFLAC Inc.                   3.1%
Finance


The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments.

FRD-2
anticipating that Reynolds & Reynolds' growth rate may accelerate as the company rolls out its new suite of information management solutions for automotive retailers.

Notable year-over-year dividend increases during the six-month reporting period came from AFLAC (+20%), State Street (+20%), Washington Mutual (+18%), Arthur
J. Gallagher (+15%), and Superior Industries International (+14%).

Our 10 largest positions as of June 30, 2002, comprised 39.1% of the Fund's total net assets. It is interesting to note how these 10 companies would, in the aggregate, respond to the Fund's screening criteria based on a simple average of statistical measures. On average, these 10 companies have raised their dividends 21 years in a row and by 279% in the past 10 years. Their most recent dividend increases averaged 9.8%, for a yield of 1.7% on June 30, 2002, and a dividend payout ratio of 28%. Long-term debt averaged 17% of capitalization, and the average price/earnings ratio was 17.9 on calendar year 2002 estimates versus 20.2 for that of the S&P 500 on the same date. In our opinion, these companies are representative of the portfolio's fundamentally high quality. We also believe that, over the long term, companies that increase cash payments to shareholders, year after year, will be superior builders of wealth.

 This discussion reflects our views, opinions and portfolio holdings as of June 30, 2002, the end of the reporting period. These opinions may not be relied upon as investment advice or an offer for a particular security. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.


                                                                          FRD-3

PERFORMANCE SUMMARY AS OF 6/30/02

Franklin Rising Dividends Securities Fund - Class 2 delivered a +7.79% cumulative total return for the six-month period ended 6/30/02. Total return of Class 2 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

         Franklin Rising Dividends Securities Fund - Class 2*
         Periods ended 6/30/02
                                                                         Since
                                                                       Inception
                                        1-Year     5-Year     10-Year  (1/27/92)
         -----------------------------------------------------------------------
         Cumulative Total Return        +13.00%    +62.59%    +210.11% +209.80%
         Average Annual Total Return    +13.00%    +10.21%     +11.98%  +11.46%
         Value of $10,000 Investment    $11,300    $16,259     $31,011  $30,980

*Because Class 2 shares were not offered until 1/6/99, standardized Class 2 Fund performance for prior periods represents the historical results of Class 1 shares. For periods beginning on 1/6/99, Class 2's results reflect an additional 12b-1 fee expense, which also affects future performance. Since 1/6/99 (commencement of sales), the cumulative and average annual total returns of Class 2 shares were +31.75% and +8.25%.

Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ.

Franklin Rising Dividends Securities Fund - Class 2


 Performance reflects the Fund's Class 2 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.



 Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.


FRD-4
              Past performance does not guarantee future results.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN RISING DIVIDENDS SECURITIES FUND

Financial Highlights


                                                                             Class 1
                                                -----------------------------------------------------------------
                                                Six Months Ended              Year Ended December 31,
                                                 June 30, 2002   ------------------------------------------------
                                                  (unaudited)      2001      2000      1999      1998      1997
                                                -----------------------------------------------------------------
Per share operating performance
(For a share outstanding throughout the period)
Net asset value, beginning of period...........     $  14.19     $  13.23  $  13.61  $  18.11  $  19.68  $  15.40
                                                -----------------------------------------------------------------
Income from investment operations:
  Net investment income/a/.....................          .08          .18       .20       .22       .23       .22
  Net realized and unrealized gains (losses)...         1.05         1.60      2.18     (1.57)     1.07      4.77
                                                -----------------------------------------------------------------
Total from investment operations...............         1.13         1.78      2.38     (1.35)     1.30      4.99
                                                -----------------------------------------------------------------
Less distributions from:
  Net investment income........................         (.19)        (.01)     (.50)     (.29)     (.22)     (.26)
  Net realized gains...........................         (.29)        (.81)    (2.26)    (2.86)    (2.65)     (.45)
                                                -----------------------------------------------------------------
Total distributions............................         (.48)        (.82)    (2.76)    (3.15)    (2.87)     (.71)
                                                -----------------------------------------------------------------
Net asset value, end of period.................     $  14.84     $  14.19  $  13.23  $  13.61  $  18.11  $  19.68
                                                -----------------------------------------------------------------

Total return/b/................................        7.92%       13.90%    21.05%    (9.70%)    6.92%    33.03%

Ratios/supplemental data
Net assets, end of period (000's)..............     $353,429     $347,336  $363,485  $450,549  $751,869  $780,298
Ratios to average net assets:
  Expenses.....................................         .76%/c/      .76%      .78%      .75%      .72%      .74%
  Net investment income........................        1.05%/c/     1.36%     1.66%     1.35%     1.20%     1.24%
Portfolio turnover rate........................       10.95%       11.78%    12.26%     5.32%    26.44%    37.04%

/a/Based on average shares outstanding effective year ended December 31, 1999. /b/Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
/c/Annualized

                                                                          FRD-5

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN RISING DIVIDENDS SECURITIES FUND

Financial Highlights (continued)


                                                                   Class 2
                                                --------------------------------------------
                                                Six Months Ended   Year Ended December 31,
                                                 June 30, 2002   ---------------------------
                                                  (unaudited)      2001     2000    1999/d/
                                                --------------------------------------------
Per share operating performance
(For a share outstanding throughout the period)
Net asset value, beginning of period...........     $ 14.09      $ 13.18  $ 13.56  $   18.28
                                                --------------------------------------------
Income from investment operations:
  Net investment income/a/.....................         .06          .15      .17        .17
  Net realized and unrealized gains (losses)...        1.04         1.58     2.17      (1.74)
                                                --------------------------------------------
Total from investment operations...............        1.10         1.73     2.34      (1.57)
                                                --------------------------------------------
Less distributions from:
  Net investment income........................        (.18)        (.01)    (.46)      (.29)
  Net realized gains...........................        (.29)        (.81)   (2.26)     (2.86)
                                                --------------------------------------------
Total distributions............................        (.47)        (.82)   (2.72)     (3.15)
                                                --------------------------------------------
Net asset value, end of period.................     $ 14.72      $ 14.09  $ 13.18  $   13.56
                                                --------------------------------------------

Total return/b/................................       7.79%       13.57%   20.71%    (10.84%)

Ratios/supplemental data
Net assets, end of period (000's)..............     $32,965      $11,831  $ 1,041  $     549
Ratios to average net assets:
  Expenses.....................................        1.01%/c/    1.01%    1.03%   1.01%/c/
  Net investment income........................        .83%/c/     1.13%    1.44%   1.15%/c/
Portfolio turnover rate........................      10.95%       11.78%   12.26%      5.32%

/a/Based on average shares outstanding.
/b/Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
/c/Annualized
/d/For the period January 6, 1999 (effective date) to December 31, 1999.

                      See notes to financial statements.

FRD-6

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN RISING DIVIDENDS SECURITIES FUND

Statement of Investments, June 30, 2002 (unaudited)


                                                       SHARES     VALUE
    -----------------------------------------------------------------------
    Common Stocks 98.1%
    Commercial Services 1.2%
    ABM Industries Inc................................ 264,000 $  4,583,040
                                                               ------------
    Consumer Durables 5.1%............................
    Leggett & Platt Inc............................... 487,500   11,407,500
    Russ Berrie & Co. Inc............................. 231,400    8,191,560
                                                               ------------
                                                                 19,599,060
                                                               ------------
    Consumer Non-Durables 8.4%
    Alberto-Culver Co., A............................. 360,300   16,278,354
    Lancaster Colony Corp............................. 162,800    5,805,448
    Philip Morris Cos. Inc............................  48,000    2,096,640
    Superior Uniform Group Inc........................ 276,600    2,854,512
    Universal Corp.................................... 151,300    5,552,710
                                                               ------------
                                                                 32,587,664
                                                               ------------
    Electronic Technology 4.9%
    Cohu Inc.......................................... 279,400    4,828,032
    Diebold Inc....................................... 374,900   13,961,276
                                                               ------------
                                                                 18,789,308
                                                               ------------
    Energy Minerals 1.3%
    Royal Dutch Petroleum Co., N.Y. shs. (Netherlands)  90,300    4,990,881
                                                               ------------
    Finance 27.1%
    AFLAC Inc......................................... 375,600   12,019,200
    American International Group Inc.................. 145,855    9,951,687
    Arthur J. Gallagher & Co.......................... 233,000    8,073,450
    Fannie Mae........................................ 115,200    8,496,000
    Mercantile Bankshares Corp........................ 197,525    8,104,451
    Mercury General Corp..............................  87,200    4,229,200
    National Commerce Financial Corp.................. 504,200   13,260,460
    Old Republic International Corp...................  60,000    1,890,000
    RLI Corp.......................................... 176,256    8,989,056
    State Street Corp.................................  75,400    3,370,380
    TrustCo Bank Corp. NY............................. 328,588    4,327,504
    U.S. Bancorp......................................  87,749    2,048,939
    Washington Mutual Inc............................. 429,300   15,931,323
    Wilmington Trust Corp............................. 139,000    4,239,500
                                                               ------------
                                                                104,931,150
                                                               ------------
    Health Technology 7.9%
    Becton, Dickinson & Co............................ 103,300    3,558,685
    Hillenbrand Industries Inc........................  95,000    5,334,250
    Pall Corp......................................... 169,600    3,519,200
    West Pharmaceutical Services Inc.................. 562,800   18,060,252
                                                               ------------
                                                                 30,472,387
                                                               ------------
    Non-Energy Minerals 2.5%
    Nucor Corp........................................ 149,800    9,742,992
                                                               ------------

                                                                          FRD-7

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN RISING DIVIDENDS SECURITIES FUND

Statement of Investments, June 30, 2002 (unaudited) (cont.)


                                                                                 SHARES      VALUE
------------------------------------------------------------------------------------------------------
Common Stocks (cont.)
Process Industries 5.9%
Bemis Co. Inc..................................................................   108,600 $  5,158,500
Brady Corp., A.................................................................   134,400    4,704,000
Donaldson Co. Inc..............................................................   104,900    3,675,696
Myers Industries Inc...........................................................   530,958    9,100,620
                                                                                          ------------
                                                                                            22,638,816
                                                                                          ------------
Producer Manufacturing 22.2%
Baldor Electric Co.............................................................   210,333    5,300,392
Carlisle Cos. Inc..............................................................   164,300    7,390,214
CIRCOR International Inc.......................................................   255,350    4,379,253
Dover Corp.....................................................................   210,600    7,371,000
General Electric Co............................................................   420,000   12,201,000
Graco Inc......................................................................   447,075   11,239,466
Kaydon Corp....................................................................   223,600    5,279,196
Roper Industries Inc...........................................................   171,300    6,389,490
Superior Industries International Inc..........................................   218,400   10,101,000
Teleflex Inc...................................................................   287,900   16,453,485
                                                                                          ------------
                                                                                            86,104,496
                                                                                          ------------
Retail Trade 7.7%
Family Dollar Stores Inc.......................................................   501,600   17,681,400
Fresh Brands Inc...............................................................   227,700    3,850,407
Limited Brands Inc.............................................................   379,046    8,073,680
                                                                                          ------------
                                                                                            29,605,487
                                                                                          ------------
Technology Services 3.9%
Reynolds & Reynolds Co., A.....................................................   543,600   15,193,618
                                                                                          ------------
Total Long Term Investments (Cost $249,330,217)................................            379,238,899
                                                                                          ------------
/a/Short Term Investments 1.5%
Franklin Institutional Fiduciary Trust Money Market Portfolio (Cost $5,618,348) 5,618,348    5,618,348
                                                                                          ------------
Total Investments (Cost $254,948,565) 99.6%....................................            384,857,247
Other Assets, less Liabilities .4%.............................................              1,537,058
                                                                                          ------------
Net Assets 100.0%..............................................................           $386,394,305
                                                                                          ------------

/a/The Franklin Institutional Fiduciary Trust Money Market Portfolio is managed by Franklin Advisors Inc.

FRD-8
                      See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN RISING DIVIDENDS SECURITIES FUND

Financial Statements


              Statement of Assets and Liabilities
              June 30, 2002 (unaudited)

              Assets:
                Investments in securities:
                  Cost.............................. $254,948,565
                                                     ------------
                  Value.............................  384,857,247
                Receivables:
                  Capital shares sold...............    1,423,639
                  Dividends.........................      511,656
                                                     ------------
                   Total assets.....................  386,792,542
                                                     ------------
              Liabilities:
                Payables:
                  Capital shares redeemed...........      130,878
                  Affiliates........................      249,809
                Other liabilities...................       17,550
                                                     ------------
                   Total liabilities................      398,237
                                                     ------------
                     Net assets, at value........... $386,394,305
                                                     ------------
              Net assets consist of:
                Undistributed net investment income. $  1,973,989
                Net unrealized appreciation.........  129,908,682
                Accumulated net realized gain.......    8,783,489
                Capital shares......................  245,728,145
                                                     ------------
                     Net assets, at value........... $386,394,305
                                                     ------------
              Class 1:
                Net assets, at value................ $353,429,422
                                                     ------------
                Shares outstanding..................   23,815,231
                                                     ------------
                Net asset value and offering price.. $      14.84
                                                     ------------
              Class 2:
                Net assets, at value................ $ 32,964,883
                                                     ------------
                Shares outstanding..................    2,239,693
                                                     ------------
                Net asset value and offering price.. $      14.72
                                                     ------------

                                                                          FRD-9
                      See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN RISING DIVIDENDS SECURITIES FUND

Financial Statements (continued)


Statement of Operations
for the six months ended June 30, 2002 (unaudited)

        Investment income:
          Dividends......................................... $ 3,452,484
                                                             -----------
        Expenses:
          Management fees (Note 3)..........................   1,412,018
          Distribution fees - Class 2 (Note 3)..............      26,070
          Transfer agent fees...............................       5,681
          Custodian fees....................................       1,745
          Reports to shareholders...........................      18,221
          Trustees' fees and expenses.......................       1,843
          Other.............................................      10,474
                                                             -----------
            Total expenses..................................   1,476,052
                                                             -----------
               Net investment income........................   1,976,432
                                                             -----------
        Realized and unrealized gains:
          Net realized gain from investments................   9,253,753
          Net unrealized appreciation on investments........  16,810,908
                                                             -----------
        Net realized and unrealized gain....................  26,064,661
                                                             -----------
        Net increase in net assets resulting from operations $28,041,093
                                                             -----------

FRD-10
                      See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN RISING DIVIDENDS SECURITIES FUND

Financial Statements (continued)


Statements of Changes in Net Assets
for the six months ended June 30, 2002 (unaudited) and the year ended December 31, 2001

                                                              Six Months Ended    Year Ended
                                                               June 30, 2002   December 31, 2001
                                                              ---------------------------------
Increase (decrease) in net assets:
  Operations:
    Net investment income....................................  $   1,976,432     $  4,798,342
    Net realized gain from investments.......................      9,253,753        7,477,923
    Net unrealized appreciation on investments...............     16,810,908       33,117,628
                                                              ---------------------------------
     Net increase in net assets resulting from operations....     28,041,093       45,393,893
  Distributions to shareholders from:
    Net investment income:
     Class 1.................................................     (4,426,633)        (287,341)
     Class 2.................................................       (372,154)          (2,621)
    Net realized gains:
     Class 1.................................................     (6,786,420)     (20,433,946)
     Class 2.................................................       (588,470)        (186,374)
                                                              ---------------------------------
  Total distributions to shareholders........................   (12,173,677)      (20,910,282)
  Capital share transactions: (Note 2)
     Class 1.................................................    (10,104,141)     (39,938,709)
     Class 2.................................................     21,463,785       10,096,993
                                                              ---------------------------------
  Total capital share transactions...........................     11,359,644      (29,841,716)
     Net increase (decrease) in net assets...................     27,227,060       (5,358,105)
Net assets:
  Beginning of period........................................    359,167,245      364,525,350
                                                              ---------------------------------
  End of period..............................................  $ 386,394,305     $359,167,245
                                                              ---------------------------------
Undistributed net investment income included in net assets:
  End of period..............................................  $   1,973,989     $  4,796,344
                                                              ---------------------------------


                                                                         FRD-11
                      See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN RISING DIVIDENDS SECURITIES FUND

Notes to Financial Statements (unaudited)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of twenty-four series (the Funds). The Franklin Rising Dividends Securities Fund (the Fund) included in this report is diversified. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. As of June 30, 2002, 100% of the Fund's shares were sold through one insurance company. The Fund's investment objective is growth and income.

The following summarizes the Fund's significant accounting policies.

a. Security Valuation

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b. Income Taxes

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

c. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

d. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

FRD-12

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN RISING DIVIDENDS SECURITIES FUND

Notes to Financial Statements (unaudited) (continued)


2. SHARES OF BENEFICIAL INTEREST

The Fund offers two classes of shares: Class 1 and Class 2. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

At June 30, 2002, there were an unlimited number of shares authorized ($.01 par value). Transactions in the Fund's shares were as follows:

                                                      Six Months Ended             Year Ended
                                                        June 30, 2002           December 31, 2001
                                                  ------------------------  -------------------------
                                                    Shares       Amount       Shares       Amount
Class 1 Shares:                                   ----------  ------------  ----------  ------------
  Shares sold....................................    978,909  $ 14,932,654   2,293,568  $ 31,059,696
  Shares issued in reinvestment of distributions.    741,604    11,213,053   1,561,514    20,721,286
  Shares redeemed................................ (2,389,819)  (36,249,848) (6,846,242)  (91,719,691)
                                                  ----------  ------------  ----------  ------------
  Net decrease...................................   (669,306) $(10,104,141) (2,991,160) $(39,938,709)

                                                  ----------  ------------  ----------  ------------
Class 2 Shares:
  Shares Sold....................................  1,404,280  $ 21,530,091   2,084,799  $ 27,935,810
  Shares issued in reinvestment of distributions.     64,041       960,624      14,329       188,994
  Shares redeemed................................    (68,551)   (1,026,930) (1,338,138)  (18,027,811)
                                                  ----------  ------------  ----------  ------------
  Net increase...................................  1,399,770  $ 21,463,785     760,990  $ 10,096,993
                                                  ----------  ------------  ----------  ------------

3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Trust are also officers and/or directors of the following entities:

Entity                                                        Affiliation
------------------------------------------------------------------------------------
Franklin Templeton Services, LLC (FT Services)                Administrative manager
Franklin Advisers, Inc. (Advisers)                            Investment manager
Franklin/Templeton Distributors, Inc. (Distributors)          Principal underwriter
Franklin/Templeton Investor Services, LLC (Investor Services) Transfer agent

The Fund pays an investment management fee to Advisers based on the average net assets of the Fund as follows:

     Annualized Fee Rate Daily Net Assets
     ---------------------------------------------------------------------
            .75%         First 500 million
            .625%        Over $500 million, up to and including $1 billion
            .50%         Over $1 billion

Management fees were reduced on assets invested in the Franklin Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund) in an amount not to exceed the management fees paid by the Sweep Money Fund.

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Fund.

The Fund reimburses Distributors up to .25% per year of its average daily net assets of Class 2, for costs incurred in marketing the Fund's shares.

Investor Services, under the terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

                                                                         FRD-13

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN RISING DIVIDENDS SECURITIES FUND

Notes to Financial Statements (unaudited) (continued)


4. INCOME TAXES

Net realized capital gains and losses differ for financial statement and tax purposes primarily due to the differing treatment of wash sales.

At June 30, 2002, the net unrealized appreciation based on the cost of investments for income tax purposes of $255,416,609 was as follows:

                   Unrealized appreciation.... $133,218,461
                   Unrealized depreciation....   (3,777,823)
                                               ------------
                   Net unrealized appreciation $129,440,638
                                               ------------

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the period ended June 30, 2002 aggregated $45,147,576 and $40,878,006, respectively

FRD-14

                                                    FRANKLIN S&P 500 INDEX FUND


--------------------------------------------------------------------------------
Fund Goal and Primary Investments: Franklin S&P 500 Index Fund seeks to match the performance of the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index) before the deduction of Fund expenses. The Fund uses investment "indexing" strategies designed to track the performance of the S&P 500 Index./1/

--------------------------------------------------------------------------------

As of June 1, 2002, the Fund closed to all new investments, except for the automatic reinvestment of any net investment income and capital gains. On December 31, 2001, the Board of Trustees of FTVIP approved a proposal to liquidate the Fund, which is expected to occur later this year. Please refer to the Fund's prospectus for more details.

This semiannual report of Franklin S&P 500 Index Fund covers the period ended June 30, 2002. During the six months under review, uncertainty characterized the domestic equity market as the aftermath of the September 11 terrorist attacks and continued armed conflicts in Afghanistan and the Middle East contributed to general investor uneasiness. A series of fraudulent accounting scandals in corporate America exacerbated investors' concerns. Despite some positive first-quarter economic recovery data, corporate spending remained tight and further hindered upward stock market movement. Fortunately evidence of improved productivity managed to offset some of the economy's sluggishness. The Department of Labor Statistics reported an impressive 8.4% productivity rise while unit labor costs declined 5.2%, setting the fastest productivity pace since 1983. Many companies worked down their excessive inventories of the late 1990s' boom, and hopes are high that capital spending will resume in the next few quarters, which could lead to increased earnings reports.

After returning 10.68% in 2001's fourth quarter, the S&P 500 Index gained 0.28% in 2002's first quarter. This was the first time the index posted back-to-back positive quarterly returns since the same period in 1999-2000. A sharp reversal in April 2002 slipped the S&P 500 Index into negative territory, which led to its -13.15% return for the six months ended June 30, 2002. Other major equity indexes also fell during this same time, with the Dow Jones Industrial Average and the Nasdaq Composite Index down 6.91% and 24.78%./1 /

Franklin S&P 500 Index Fund is currently managed with a full replication technique. With this passive strategy, the Fund holds each


                                                                          FSP-1


1. Source: Standard & Poor's Micropal. One cannot invest directly in an index. Please see Index Descriptions following the Fund Summaries.

constituent of the index, with the exception of some minor securities, in its approximate capitalization weight. We believe this replication technique allows the Fund to more tightly track the S&P 500 Index, with performance discrepancies generally attributable to the Fund's cash flow, fees and expenses. Fund performance is reported after fees and expenses, while the S&P 500 Index serves as an unmanaged benchmark and includes reinvested dividends. Tracking differences may be caused by Fund cash flow and trading expenses. Positive cash flow in a down market will provide positive tracking (deviation between the Fund and the S&P 500 Index which is beneficial to the Fund) that will help offset fees and expenses. One cannot invest directly in an index.

As a result of changes to the S&P 500 Index, there were 17 additions and 15 deletions to the Fund's portfolio between January 1 and June 30, 2002, based upon rebalancing activity. Deletions generally occur because of merger and acquisition activity, bankruptcies and restructurings, or lack of representation. Whenever a company is deleted from the index, another company is added to keep the number of index constituents at 500.

Going forward, we will seek to keep the Fund's passively managed portfolio invested in the common stocks of the S&P 500 Index by holding constituent securities. We will also seek to use financial futures to manage the Fund's liquidity while maintaining exposure to the S&P 500 Index. However, whichever "indexing" strategy we determine would be cost-effective or otherwise beneficial for the Fund, Fund performance should continue to be dictated by the performance of the S&P 500 Index and general U.S. equity market conditions.

 This discussion reflects our views, opinions and portfolio holdings as of June 30, 2002, the end of the reporting period. These opinions may not be relied upon as investment advice or an offer for a particular security. The information provided is not a complete analysis of every aspect of any industry, security, indexing strategy or the Fund. Our indexing strategy and the Fund's portfolio composition may change depending on market conditions and the composition of the S&P 500 Stock Index. Although historical performance does not guarantee future results, these insights may help you understand our management philosophy.




 Top 10 Holdings
 Franklin S&P 500 Index Fund
 6/30/02

                       Company                % of Total
                       Sector/Industry        Net Assets
                       ---------------------- ----------

                       Microsoft Corp.           3.2%
                       Technology Services

                       General Electric Co.      3.1%
                       Producer Manufacturing

                       Exxon Mobil Corp.         3.0%
                       Energy Minerals

                       Wal-Mart Stores Inc.      2.7%
                       Retail Trade

                       Pfizer Inc.               2.4%
                       Health Technology

                       Citigroup Inc.            2.2%
                       Finance

                       American International
                       Group Inc.                1.9%
                       Finance

                       Johnson & Johnson         1.7%
                       Health Technology

                       Coca-Cola Co.             1.5%
                       Consumer Non-Durables

                       International Business
                       Machines Corp.            1.3%
                       Electronic Technology


The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments.

FSP-2

PERFORMANCE SUMMARY AS OF 6/30/02

Franklin S&P 500 Index Fund - Class 2 delivered a -13.21% cumulative total return for the six-month period ended 6/30/02. Total return of Class 2 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

            Franklin S&P 500 Index Fund - Class 2
            Periods ended 6/30/02
                                                            Since
                                                          Inception
                                                  1-Year  (11/1/99)
            -------------------------------------------------------
            Cumulative Total Return               -18.29%  -26.90%
            Average Annual Total Return           -18.29%  -11.09%
            Value of $10,000 Investment            $8,171   $7,310

Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ.

Franklin S&P 500 Index Fund - Class 2


 Performance reflects the Fund's Class 2 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.


 Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

                                                                          FSP-3
              Past performance does not guarantee future results.

                                                        FRANKLIN SMALL CAP FUND

--------------------------------------------------------------------------------
Fund Goal and Primary Investments: Franklin Small Cap Fund seeks long-term capital growth. The Fund invests primarily in equity securities of U.S. small-capitalization companies with market capitalization values not exceeding:
(i) $1.5 billion; or (ii) the highest market capitalization value in the Russell 2000(R) Index; whichever is greater, at the time of purchase./1/

--------------------------------------------------------------------------------

The six months ended June 30, 2002, offered investors encouraging evidence of an improving domestic economy. Economic surveys showed that export orders rose, inventories fell, layoff announcements declined and manufacturing activity expanded at a moderate pace. However, declining consumer confidence and weaker-than-expected vehicle sales seemed to signify that the economic expansion would not be smooth, uniform or robust. Indeed, concern mounted that consumer spending, which has so far been resilient, would not be strong enough to sustain the economy's fragile momentum. Investors looked to enterprise spending for staffing, equipment and services to restart before consumer spending faltered. However, by mid-May, enterprise spending was still sluggish while consumer spending had clearly decelerated. Additionally, investors feared that the fragile economic recovery could be unsettled by Middle East tensions, mounting federal government deficits, a weaker dollar and what the federal government classified as the inevitability of another terrorist attack.

Eroding confidence in corporate governance and domestic capital markets compounded economic concerns. High-profile corporate misconduct cast doubt on many corporate executives' honesty and on the domestic capital markets' transparency. Investors grew doubtful of the economic rebound and suspicious of the quality and predictability of corporate earnings. Furthermore, the weakening dollar increased the probability that foreign investors might sell their dollar-denominated equities.

During the first half of 2002, nearly every sector experienced steep price declines except the interest rate-sensitive home building, real estate and finance sectors. Within this challenging environment, Franklin Small Cap Fund performed poorly on an absolute basis. However, it outperformed its benchmark index, the Russell 2500(TM) Growth Index, which declined 19.09%./1 /


Fund performance was hurt most by its exposure to early cyclical sectors. Since the fall of 2001, we had positioned the Fund to benefit

1. Source: Standard & Poor's Micropal. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio. Please see Index Descriptions following the Fund Summaries.

[GRAPHIC]
(Bar chart with data as follows)

Portfolio Breakdown
Franklin Small Cap Fund
Based on Total Net Assets
6/30/02

Electronic Technology        20.1%
Technology Services          11.5%
Finance                       8.6%
Producer Manufacturing        6.8%
Health Technology             6.3%
Process Industries            5.9%
Industrial Services           5.6%
Energy Minerals               4.5%
Transportation                4.2%
Consumer Services             4.0%
Commercial Services           3.9%
Health Services               2.4%
Consumer Non-Durables         1.8%
Retail Trade                  1.3%
Distribution Services         1.1%
Consumer Durables             1.0%
Other                         1.6%
Short-Term Investments
& Other Net Assets            9.4%

                                                                          FSC-1
from the early stages of an economic recovery. Many of our investments in early cyclicals such as specialty chemicals, transportation, technology, media and commercial services performed well in the first quarter of 2002. However, in the second quarter, virtually all of these sectors performed poorly as investors grew skeptical that the nascent economic recovery could be sustained.

We were very surprised by the swift onset of economic concern and capital markets suspicion. Thus, the Fund suffered from its corresponding underweighted exposure in the aforementioned interest rate-sensitive sectors relative to the index. During the reporting period, the relatively defensive sectors of minerals, retail, consumer durables, health services and energy services outperformed the markets. With the exception of energy services, we were underweighted in all of these leading sectors. The Fund was also hampered by its exposure to small-cap stocks, which underperformed mid-cap stocks.

Against an uncertain economic backdrop, however, we found some high-quality, small-cap growth stocks selling at what we believed were attractive valuations. Many small-cap growth issues were available at prices below their post-September 11 lows despite a healthier economy and lowered cost structures. Thus, we selected many of what we considered quality growth stocks across all sectors.

Looking forward, we cannot precisely predict when enterprise spending will recover or when confidence in the capital markets will return. However, despite the uncertainty and suspicion that exist today, we believe this country has a strong foundation for economic growth and an effective system of capital markets regulation that, for all its faults, is still unrivaled in the world. As fear and skepticism continue to drive equity prices lower, we will actively seek, evaluate and invest in what we believe to be superior, small-cap growth companies with honest management teams whose businesses have the potential to grow as the economy recovers.

 This discussion reflects our views, opinions and portfolio holdings as of June 30, 2002, the end of the reporting period. These opinions may not be relied upon as investment advice or an offer for a particular security. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

 Franklin Small Cap Fund buys small-cap stocks that the managers believe will appreciate in value. When our strategy is successful, our small-cap holdings grow to be mid- and sometimes large-cap stocks. For this reason, the Fund's average market cap has tended to grow as many holdings in excellent small-cap companies have grown, sometimes dramatically. Given the Fund's strategy, the managers believe the Fund's average market cap has ranged, and likely will continue to range, from small to mid cap.



                    Top 10 Holdings
                    Franklin Small Cap Fund
                    6/30/02

                    Company                      % of Total
                    Sector/Industry              Net Assets
                    ---------------------------------------

                    Integrated Circuit
                    Systems Inc.                    1.8%
                    Electronic Technology

                    Affiliated Computer Services
                    Inc., A                         1.8%
                    Technology Services

                    Gentex Corp.                    1.5%
                    Producer Manufacturing

                    Expeditors International of
                    Washington Inc.                 1.4%
                    Transportation

                    Newfield Exploration Co.        1.4%
                    Energy Minerals

                    Varco International Inc.        1.3%
                    Industrial Services

                    Nova Chemicals Corp.            1.3%
                    Process Industries

                    Micrel Inc.                     1.3%
                    Electronic Technology

                    Mettler-Toledo
                    International Inc.              1.2%
                    Producer Manufacturing

                    C.H. Robinson
                    Worldwide Inc.                  1.2%
                    Transportation

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments.

FSC-2

PERFORMANCE SUMMARY AS OF 6/30/02

Franklin Small Cap Fund - Class 2 delivered a -17.62% cumulative total return for the six-month period ended 6/30/02. Total return of Class 2 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

          Franklin Small Cap Fund - Class 2*
          Periods ended 6/30/02
                                                               Since
                                                             Inception
                                             1-Year  5-Year  (11/1/95)
          ------------------------------------------------------------
          Cumulative Total Return            -21.32% +25.73%  +79.41%
          Average Annual Total Return        -21.32%  +4.69%   +9.16%
          Value of $10,000 Investment         $7,868 $12,573  $17,941

*Because Class 2 shares were not offered until 1/6/99, standardized Class 2 Fund performance for prior periods represents the historical results of Class 1 shares. For periods beginning on 1/6/99, Class 2's results reflect an additional 12b-1 fee expense, which also affects future performance. Since 1/6/99 (commencement of sales), the cumulative and average annual total returns of Class 2 shares were +12.51% and +3.44%.

Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ.

Franklin Small Cap Fund - Class 2


 Performance reflects the Fund's Class 2 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.


 Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

                                                                          FSC-3
              Past performance does not guarantee future results.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN SMALL CAP FUND

Financial Highlights


                                                                              Class 1
                                                -------------------------------------------------------------------
                                                Six Months Ended                Year Ended December 31,
                                                 June 30, 2002   --------------------------------------------------
                                                  (unaudited)       2001       2000      1999      1998      1997
                                                ---------------- ---------  ---------  --------  --------  --------
Per share operating performance
(For a share outstanding throughout the period)
Net asset value, beginning of period...........    $   17.97     $   21.25  $   26.87  $  13.72  $  15.05  $  13.20
                                                ---------------- ---------  ---------  --------  --------  --------
Income from investment operations:
  Net investment income (loss)/a/..............         (.01)          .09        .11      (.01)      .07       .01
  Net realized and unrealized gains (losses)...        (3.14)        (3.28)     (3.81)    13.25      (.20)     2.24
                                                ---------------- ---------  ---------  --------  --------  --------
Total from investment operations...............        (3.15)        (3.19)     (3.70)    13.24      (.13)     2.25
                                                ---------------- ---------  ---------  --------  --------  --------
Less distributions from:
  Net investment income........................         (.07)         (.09)        --      (.08)     (.01)     (.03)
  Net realized gains...........................           --            --      (1.92)     (.01)    (1.19)     (.37)
                                                ---------------- ---------  ---------  --------  --------  --------
Total distributions............................         (.07)         (.09)     (1.92)     (.09)    (1.20)     (.40)
                                                ---------------- ---------  ---------  --------  --------  --------
Net asset value, end of period.................    $   14.75     $   17.97  $   21.25  $  26.87  $  13.72  $  15.05
                                                ---------------- ---------  ---------  --------  --------  --------

Total return/b/................................     (17.56)%      (15.02)%   (14.60)%    96.94%    (.98)%    17.42%

Ratios/supplemental data
Net assets, end of period (000's)..............    $ 214,593     $ 266,694  $ 387,474  $488,062  $315,460  $313,462
Ratios to average net assets:
  Expenses.....................................        1.07%/c/       .76%       .75%      .77%      .77%      .77%
  Net investment income (loss).................       (.10)%/c/       .50%       .42%    (.05)%      .51%      .06%
Portfolio turnover rate........................       14.82%        37.94%     19.49%    39.49%    53.01%    64.07%

/a/Based on average shares outstanding effective year ended December 31, 1999. /b/Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
/c/Annualized

FSC-4

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN SMALL CAP FUND

Financial Highlights (continued)


                                                                     Class 2
                                                ---------------------------------------------
                                                Six Months Ended      Year Ended December 31,
                                                 June 30, 2002   ----------------------------
                                                  (unaudited)       2001       2000      1999/d/
                                                ---------------------------------------------
Per share operating performance
(For a share outstanding throughout the period)
Net asset value, beginning of period...........   $     17.85    $  21.14   $   26.80  $14.25
                                                ---------------------------------------------
Income from investment operations:
  Net investment income (loss)/a/..............          (.03)        .03         .12    (.04)
  Net realized and unrealized gains (losses)...         (3.11)      (3.25)      (3.86)  12.68
                                                ---------------------------------------------
Total from investment operations...............         (3.14)      (3.22)      (3.74)  12.64
                                                ---------------------------------------------
Less distributions from:
  Net investment income........................          (.04)       (.07)         --    (.08)
  Net realized gains...........................            --          --       (1.92)   (.01)
                                                ---------------------------------------------
Total distributions............................          (.04)       (.07)      (1.92)   (.09)
                                                ---------------------------------------------
Net asset value, end of period.................   $     14.67    $  17.85   $   21.14  $26.80
                                                ---------------------------------------------
Total return/b/................................        (17.62)%    (15.25)%  (14.76)%   89.05%

Ratios/supplemental data
Net assets, end of period (000's)..............   $   407,250    $401,663   $ 301,420  $6,156
Ratios to average net assets:
  Expenses.....................................         1.32%/c/     1.01%       1.00%   1.02%/c/
  Net investment income (loss).................    (1.35)%/c/         .19%        .49%   (.18)%/c/
Portfolio turnover rate........................        14.82%       37.94%      19.49%  39.49%

/a/Based on average shares outstanding.
/b/Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
/c/Annualized
/d/For the period January 6, 1999 (effective date) to December 31, 1999.


                                                                          FSC-5
                      See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN SMALL CAP FUND

Statement of Investments, June 30, 2002 (unaudited)

                                                      SHARES     VALUE
       ------------------------------------------------------------------
       Common Stocks 90.6%
       /a/Commercial Services 3.9%
       Administaff Inc............................... 215,000 $ 2,150,000
       Answerthink Inc............................... 138,900     526,430
       Corporate Executive Board Co.................. 110,000   3,767,500
       DoubleClick Inc............................... 188,700   1,400,154
       Lamar Advertising Co., A......................  32,000   1,190,720
       Learning Tree International Inc...............  52,000     964,080
       Maximus Inc................................... 225,000   7,132,500
       Pittston Brinks Group......................... 134,400   3,225,600
       ProBusiness Services Inc...................... 103,000   1,500,607
       Resources Connection Inc......................  74,600   2,013,454
       Robert Half International Inc.................  19,000     442,700
                                                              -----------
                                                               24,313,745
                                                              -----------
       Communications .5%
       /a/Alaska Communications Systems Holdings Inc.  86,900     412,688
       /a/AT&T Wireless Services Inc................. 236,610   1,384,169
       CenturyTel Inc................................  40,900   1,206,550
                                                              -----------
                                                                3,003,407
                                                              -----------
       Consumer Durables 1.0%
       The Black & Decker Corp....................... 130,000   6,266,000
                                                              -----------
       Consumer Non-Durables 1.8%
       Adolph Coors Co., B...........................  65,000   4,049,500
       /a/Dean Foods Inc.............................  41,800   1,559,140
       /a/Jones Apparel Group Inc....................  34,200   1,282,500
       /a/Timberland Co., A..........................  70,000   2,507,400
       Wolverine World Wide Inc......................  84,800   1,479,760
                                                              -----------
                                                               10,878,300
                                                              -----------
       /a/Consumer Services 4.0%
       Brinker International Inc.....................  36,800   1,168,400
       CEC Entertainment Inc.........................  25,000   1,032,500
       DeVry Inc..................................... 135,000   3,083,400
       Entercom Communications Corp..................  62,000   2,845,800
       Entravision Communications Corp............... 285,900   3,502,275
       Hispanic Broadcasting Corp., A................ 226,100   5,901,210
       Insight Communications Co. Inc., A............  90,400   1,100,168
       Jack in the Box Inc...........................  72,200   2,295,960
       Mediacom Communications Corp., A.............. 220,000   1,713,800
       Radio One Inc.................................  39,500     587,365
       Radio One Inc., D.............................  42,900     637,923
       Ticketmaster Inc., B..........................  50,000     935,500
                                                              -----------
                                                               24,804,301
                                                              -----------
       Distribution Services 1.1%
       /a/Andrx Group................................  14,500     391,065
       /a/Aramark Corp., B...........................  10,000     250,000
       Fleming Cos. Inc.............................. 200,000   3,630,000
       /a/Performance Food Group Co..................  70,300   2,380,358
                                                              -----------
                                                                6,651,423
                                                              -----------

FSC-6

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN SMALL CAP FUND

Statement of Investments, June 30, 2002 (unaudited) (cont.)

                                                       SHARES     VALUE
     ----------------------------------------------------------------------
     Common Stocks (cont.)
     Electronic Technology 20.1%
     /a/Advanced Energy Industries Inc................ 175,000 $  3,881,500
     /a/Advanced Fibre Communications Inc............. 175,000    2,894,500
     /a/Aeroflex Inc..................................  31,500      218,925
     /a/Anaren Microwave Inc.......................... 240,200    2,075,328
     /a/Avocent Corp.................................. 140,000    2,228,800
     /a/Caliper Technologies Corp.....................  25,000      208,750
     /a/Catapult Communications Corp..................  38,600      844,220
     /a/CIENA Corp.................................... 252,973    1,059,959
     /a/Cirrus Logic Inc.............................. 425,000    3,183,250
     /a/Coherent Inc..................................  90,400    2,670,326
     /a/Credence Systems Corp......................... 403,600    7,171,972
     /a/DDI Corp...................................... 722,000      721,278
     /a/DMC Stratex Networks Inc......................  61,100      122,810
     /a/DRS Technologies Inc.......................... 106,400    4,548,600
     /a/EMCORE Corp...................................  89,200      535,200
     /a/Integrated Circuit Systems Inc................ 550,000   11,104,500
     /a/Intersil Corp................................. 116,500    2,490,770
     /a/Kronos Inc....................................  50,000    1,524,450
     /a/L-3 Communications Holdings Inc............... 114,400    6,177,600
     /a/Lam Research Corp............................. 400,000    7,192,000
     /a/Lattice Semiconductor Corp.................... 119,000    1,040,060
     /a/McDATA Corp., A............................... 415,000    3,656,150
     /a/Micrel Inc.................................... 548,300    7,884,554
     /a/Novellus Systems Inc.......................... 128,500    4,369,000
     /a/Oak Technology Inc............................ 243,000    1,100,790
     PerkinElmer Inc.................................. 450,000    4,972,500
     /a/PLX Technology Inc............................ 200,000      850,000
     /a/PMC-Sierra Inc. (Canada)...................... 166,502    1,543,474
     /a/Polycom Inc................................... 140,300    1,682,197
     /a/Powerwave Technologies Inc.................... 210,400    1,927,264
     /a/QLogic Corp...................................  11,400      434,340
     /a/Rudolph Technologies Inc...................... 126,500    3,153,645
     /a/Semtech Corp.................................. 250,000    6,675,000
     /a/Sierra Wireless Inc. (Canada).................  11,900       40,103
     /a/Silicon Laboratories Inc......................  39,200    1,060,752
     /a/Skyworks Solutions Inc........................  60,700      336,885
     /a/Synopsys Inc.................................. 102,400    5,612,544
     /a/Tekelec....................................... 101,000      811,030
     /a/Tektronix Inc................................. 375,000    7,016,250
     /a/Varian Semiconductor Equipment Associates Inc. 200,000    6,786,000
     /a/Veeco Instruments Inc.........................  28,560      660,022
     /a/Waters Corp................................... 100,000    2,670,000
                                                               ------------
                                                                125,137,298
                                                               ------------
     Energy Minerals 4.5%
     Cabot Oil & Gas Corp., A......................... 165,000    3,770,250
     /a/Chesapeake Energy Corp........................ 331,900    2,389,680
     /a/Forest Oil Corp...............................  70,000    1,990,100
     /a/Newfield Exploration Co....................... 230,000    8,549,100
     /a/Pure Resources Inc............................  52,057    1,082,786

                                                                          FSC-7

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN SMALL CAP FUND

Statement of Investments, June 30, 2002 (unaudited) (cont.)

                                                   SHARES     VALUE
         -------------------------------------------------------------
         Common Stocks (cont.)
         Energy Minerals (cont.)
         /a/Spinnaker Exploration Co..............  90,000 $ 3,241,800
         /a/Stone Energy Corp.....................  66,611   2,681,093
         /a/Swift Energy Co....................... 100,000   1,579,000
         /a/Tom Brown Inc......................... 100,000   2,835,000
                                                           -----------
                                                            28,118,809
                                                           -----------
         Finance 8.6%
         /a/Affiliated Managers Group Inc.........  28,000   1,722,000
         Alexandria Real Estate Equities Inc......  21,000   1,036,140
         Allied Capital Corp...................... 150,000   3,397,500
         American Capital Strategies Ltd..........  35,000     961,450
         /a/Bank United Corp......................  53,200       4,788
         City National Corp.......................  21,500   1,155,625
         Commerce Bancorp Inc.....................  24,840   1,097,928
         Federated Investors Inc., B.............. 192,900   6,668,553
         General Growth Properties Inc............  52,000   2,652,000
         Glenborough Realty Trust Inc.............  49,000   1,161,300
         Golden State Bancorp Inc................. 109,000   3,951,250
         /a/Investment Technology Group Inc.......  55,000   1,798,500
         /a/Knight Trading Group Inc.............. 126,000     660,240
         /a/Labranche & Co. Inc................... 125,000   2,862,500
         MeriStar Hospitality Corp................ 100,000   1,525,000
         National Commerce Financial Corp......... 153,000   4,023,900
         Radian Group Inc.........................  77,676   3,794,473
         Reinsurance Group of America Inc.........  84,600   2,607,372
         /a/Silicon Valley Bancshares............. 145,100   3,824,836
         SL Green Realty Corp.....................  38,700   1,379,655
         TCF Financial Corp.......................  85,000   4,173,500
         Waddell & Reed Financial Inc., A......... 110,000   2,521,200
         Wilmington Trust Corp....................  19,600     597,800
                                                           -----------
                                                            53,577,510
                                                           -----------
         /a/Health Services 2.4%
         AdvancePCS...............................  15,200     363,888
         Alliance Imaging Inc.....................  57,900     781,650
         Caremark RX Inc..........................  84,900   1,400,850
         Community Health Systems Inc.............  40,000   1,072,000
         Laboratory Corp. of America Holdings.....  58,000   2,647,700
         PDI Inc..................................  74,700   1,157,103
         Pharmaceutical Product Development Inc...  75,000   1,975,500
         Renal Care Group Inc.....................  97,350   3,032,453
         Triad Hospitals Inc......................  61,100   2,589,418
                                                           -----------
                                                            15,020,562
                                                           -----------
         Health Technology 6.3%
         /a/Abgenix Inc...........................  50,800     502,412
         /a/Alkermes Inc..........................  52,800     845,328
         Alpharma Inc., A......................... 140,400   2,383,992
         /a/American Medical Systems Holdings Ltd.  22,100     443,326
         /a/Barr Laboratories Inc.................  12,600     800,478
         /a/Cerus Corp............................  31,600   1,070,608
         /a/Enzon Inc.............................  27,900     686,619

FSC-8

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN SMALL CAP FUND

Statement of Investments, June 30, 2002 (unaudited) (cont.)

                                                           SHARES     VALUE
  ----------------------------------------------------------------------------
  Common Stocks (cont.)
  Health Technology (cont.)
  /a/Epoch Biosciences Inc................................  50,900 $    92,638
  /a/First Horizon Pharmaceutical Corp....................  72,500   1,500,025
  Galen Holdings PLC, ADR (United Kingdom)................  50,600   1,416,076
  /a/Genta Inc............................................   9,600      79,584
  ICN Pharmaceuticals Inc................................. 147,200   3,563,712
  /a/Integra LifeSciences Holdings Corp...................  85,900   1,868,325
  /a/Intermune Inc........................................  97,700   2,061,470
  /a/Medimmune Inc........................................  70,000   1,848,000
  /a/Millennium Pharmaceuticals Inc....................... 101,292   1,230,698
  /a/Neurocrine Biosciences Inc...........................  21,500     615,975
  /a/NPS Pharmaceuticals Inc.............................. 155,000   2,374,600
  /a/OSI Pharmaceuticals Inc.............................. 114,000   2,738,280
  /a/Shire Pharmaceuticals Group PLC, ADR (United Kingdom)  44,300   1,143,383
  /a/SICOR Inc............................................  51,700     958,518
  /a/Thoratec Corp........................................ 420,800   3,782,992
  /a/Varian Medical Systems Inc........................... 133,400   5,409,370
  /a/Ventana Medical Systems Inc..........................  42,700     937,265
  /a/Versicor Inc.........................................  22,600     303,970
  /a/Visible Genetics Inc. (Canada).......................  98,400     187,944
                                                                   -----------
                                                                    38,845,588
                                                                   -----------
  Industrial Services 5.6%
  /a/Allied Waste Industries Inc.......................... 250,000   2,400,000
  /a/Atwood Oceanics Inc..................................  59,200   2,220,000
  /a/Core Laboratories NV (Netherlands)................... 100,000   1,202,000
  /a/Grey Wolf Inc........................................ 568,800   2,309,328
  /a/Hydril Co............................................  29,314     785,615
  /a/Oil States International Inc......................... 200,000   2,380,000
  /a/Pride International Inc.............................. 270,000   4,228,200
  Rowan Cos. Inc.......................................... 300,000   6,435,000
  /a/Superior Energy Services Inc......................... 285,000   2,892,750
  /a/Trico Marine Services Inc............................ 127,200     863,688
  /a/Varco International Inc.............................. 475,000   8,331,500
  /a/Waste Connections Inc................................  16,600     518,584
                                                                   -----------
                                                                    34,566,665
                                                                   -----------
  Non-Energy Minerals .6%
  Lafarge North America Inc............................... 100,000   3,515,000
  Reliance Steel & Aluminum Co............................  13,500     411,750
                                                                   -----------
                                                                     3,926,750
                                                                   -----------
  Process Industries 5.9%
  Bowater Inc............................................. 100,000   5,437,000
  Bunge Ltd............................................... 237,300   5,007,030
  ChemFirst Inc...........................................  50,000   1,432,500
  /a/CUNO Inc.............................................  12,800     463,104
  FMC Corp................................................ 150,000   4,525,500
  Minerals Technologies Inc...............................  50,000   2,466,000
  Nova Chemicals Corp. (Canada)........................... 350,000   7,889,000
  Olin Corp............................................... 275,500   6,102,325
  Valspar Corp............................................  70,300   3,173,342
                                                                   -----------
                                                                    36,495,801
                                                                   -----------

                                                                          FSC-9

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN SMALL CAP FUND

Statement of Investments, June 30, 2002 (unaudited) (cont.)

                                                        SHARES     VALUE
     ----------------------------------------------------------------------
     Common Stocks (cont.)
     Producer Manufacturing 6.8%
     CNH Global NV (Netherlands)....................... 650,000 $ 2,619,500
     Cummins Inc.......................................  25,000     827,500
     /a/Gentex Corp.................................... 339,400   9,323,318
     Gibraltar Steel Corp..............................  52,800   1,171,632
     /a/Mettler-Toledo International Inc. (Switzerland) 200,000   7,374,000
     Milacron Inc...................................... 239,500   2,430,925
     Oshkosh Truck Corp................................  65,000   3,842,150
     /a/Power-One Inc.................................. 294,600   1,832,412
     Roper Industries Inc..............................  62,000   2,312,600
     /a/Varian Inc..................................... 195,100   6,428,545
     Wilson Greatbatch Technologies Inc................ 150,000   3,822,000
                                                                -----------
                                                                 41,984,582
                                                                -----------
     Retail Trade 1.3%
     /a/Abercrombie & Fitch Co., A.....................  44,000   1,061,280
     /a/Barnes & Noble Inc............................. 121,000   3,198,030
     Fred's Inc........................................  55,000   2,022,900
     /a/The Men's Wearhouse Inc........................  42,000   1,071,000
     /a/Tuesday Morning Corp...........................  50,000     928,000
                                                                -----------
                                                                  8,281,210
                                                                -----------
     /a/Technology Services 11.5%
     Actuate Corp...................................... 122,700     552,150
     Affiliated Computer Services Inc., A.............. 231,800  11,005,864
     Aspen Technology Inc.............................. 475,000   3,961,500
     Borland Software Corp............................. 545,000   5,613,500
     Brio Software Inc.................................  93,400     107,410
     Check Point Software Technologies Ltd. (Israel)...  70,200     951,912
     CNET Networks Inc................................. 119,390     237,586
     Documentum Inc....................................  58,600     703,200
     Entrust Inc....................................... 750,000   2,040,000
     HNC Software Inc.................................. 145,000   2,421,500
     Informatica Corp.................................. 500,000   3,545,000
     Inforte Corp......................................  81,000     803,520
     Internet Security Systems Inc.....................   8,400     110,208
     Interwoven Inc.................................... 300,000     915,000
     Intuit Inc........................................  67,800   3,371,016
     Liberate Technologies Inc.........................  64,900     171,270
     Manugistics Group Inc............................. 125,000     763,750
     MatrixOne Inc.....................................  27,300     164,073
     Mercury Interactive Corp..........................  63,100   1,448,776
     Micromuse Inc..................................... 370,000   1,646,500
     National Instruments Corp......................... 191,200   6,225,472
     Netiq Corp........................................ 250,000   5,657,500
     Nuance Communications Inc.........................  58,500     244,530
     Openwave Systems Inc.............................. 425,026   2,384,396
     Precise Software Solutions Ltd. (Israel).......... 200,000   1,910,000
     Predictive Systems Inc............................  65,000      20,150
     Quest Software Inc................................ 103,300   1,500,949
     Retek Inc......................................... 175,000   4,252,500
     RSA Security Inc.................................. 200,000     962,000
     Sapient Corp...................................... 202,200     214,332

FSC-10

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN SMALL CAP FUND

Statement of Investments, June 30, 2002 (unaudited) (cont.)

                                                                   SHARES        VALUE
------------------------------------------------------------------------------------------
Common Stocks (cont.)
/a/Technology Services (cont.)
Serena Software Inc.............................................      37,400 $    512,279
SonicWALL Inc...................................................     175,000      878,500
SpeechWorks International Inc...................................      15,100       55,553
VERITAS Software Corp...........................................      32,650      646,144
Verity Inc......................................................     150,000    1,663,500
webMethods Inc..................................................     355,000    3,514,500
Wind River Systems Inc..........................................      75,000      375,750
                                                                             ------------
                                                                               71,551,790
                                                                             ------------
Transportation 4.2%
/a/Alaska Air Group Inc.........................................      61,100    1,594,710
/a/Atlantic Coast Airlines Holdings Inc.........................     248,000    5,381,600
C.H. Robinson Worldwide Inc.....................................     216,800    7,269,304
Expeditors International of Washington Inc......................     272,600    9,039,415
SkyWest Inc.....................................................     120,000    2,806,800
UTI Worldwide Inc...............................................      14,100      278,757
                                                                             ------------
                                                                               26,370,586
                                                                             ------------
Utilities .5%
Atmos Energy Corp...............................................      75,000    1,758,000
Energen Corp....................................................      44,100    1,212,750
/a/Sierra Pacific Resources.....................................      54,700      426,660
                                                                             ------------
                                                                                3,397,410
                                                                             ------------
Total Common Stocks (Cost $618,011,674).........................              563,191,737
                                                                             ------------
/a,b/Preferred Stock
Electronic Technology
3Ware Inc., pfd., D (Cost $229,176).............................      41,093           --
                                                                             ------------
Total Long Term Investments (Cost $618,240,850).................              563,191,737
                                                                             ------------
Short Term Investments 9.9%
Mutual Fund 9.9%
/c/Franklin Institutional Fiduciary Trust Money Market Portfolio  61,372,943   61,372,943
                                                                             ------------

                                                                  PRINCIPAL
                                                                   AMOUNT
                                                                 -----------
Convertible Bonds
/b/Electronic Technology
3Ware Inc., cvt., zero cpn., 9/04/02............................ $   124,480      124,480
                                                                             ------------
Total Short Term Investments (Cost $61,497,423).................               61,497,423
                                                                             ------------
Total Investments (Cost $679,738,273) 100.5%....................              624,689,160
Other Assets, less Liabilities (.5)%............................               (2,846,769)
                                                                             ------------
Net Assets 100.0%...............................................             $621,842,391
                                                                             ------------


/a/Non-income producing
/b/See Note 6 regarding restricted securities.
/c/The Franklin Institutional Fiduciary Trust Money Market Portfolio is managed by Franklin Advisers Inc.

                                                                         FSC-11
                      See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN SMALL CAP FUND

Financial Statements


Statement of Assets and Liabilities
June 30, 2002 (unaudited)

     Assets:
       Investments in securities:
         Cost............................................... $679,738,273
                                                             ------------
         Value..............................................  624,689,160
       Receivables:
         Investment securities sold.........................    1,412,156
         Capital shares sold................................      370,717
         Dividends..........................................      112,323
                                                             ------------
          Total assets......................................  626,584,356
                                                             ------------
     Liabilities:
       Payables:
         Investment securities purchased....................    2,275,938
         Capital shares redeemed............................    1,748,867
         Affiliates.........................................      564,173
         Funds advanced by custodian........................        7,919
       Other liabilities....................................      145,068
                                                             ------------
          Total liabilities.................................    4,741,965
                                                             ------------
            Net assets, at value............................ $621,842,391
                                                             ------------
     Net assets consist of:
       Undistributed net investment loss.................... $   (628,339)
       Net unrealized depreciation..........................  (55,049,113)
       Accumulated net realized loss........................  (71,109,741)
       Capital shares.......................................  748,629,584
                                                             ------------
            Net assets, at value............................ $621,842,391
                                                             ------------
     Class 1:
       Net assets, at value................................. $214,592,850
                                                             ------------
       Shares outstanding...................................   14,546,112
                                                             ------------
       Net asset value and maximum offering price per share. $      14.75
                                                             ------------
     Class 2:
       Net assets, at value................................. $407,249,541
                                                             ------------
       Shares outstanding...................................   27,767,555
                                                             ------------
       Net asset value and maximum offering price per share. $      14.67
                                                             ------------


FSC-12
                      See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN SMALL CAP FUND

Financial Statements (continued)

Statement of Operations
for the six months ended June 30, 2002 (unaudited)

      Investment income:
        Dividends......................................... $   2,165,169
                                                           -------------
      Expenses:
        Management fees (Note 3)..........................     1,531,616
        Administrative fees (Note 3)......................       828,669
        Distribution fees - Class 2 (Note 3)..............       524,186
        Reports to shareholders...........................       110,226
        Other.............................................        37,112
                                                           -------------
          Total expenses..................................     3,031,809
                                                           -------------
             Net investment loss..........................      (866,640)
                                                           -------------
      Realized and unrealized gains (losses):
        Net realized loss from investments................   (24,326,939)
        Net unrealized depreciation on investments........  (104,147,315)
                                                           -------------
      Net realized and unrealized loss....................  (128,474,254)
                                                           -------------
      Net decrease in net assets resulting from operations $(129,340,894)
                                                           -------------

                                                                         FSC-13
                      See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN SMALL CAP FUND

Financial Statements (continued)

Statements of Changes in Net Assets
for the six months ended June 30, 2002 (unaudited) and the year ended December 31, 2001

                                                                             Six Months          Year
                                                                                Ended            Ended
                                                                            June 30, 2002  December 31, 2001
                                                                            -------------  -----------------
Increase (decrease) in net assets:
  Operations:
    Net investment income.................................................. $    (866,640)   $   2,096,281
    Net realized loss from investments and foreign currency transactions...   (24,326,939)     (28,388,262)
    Net unrealized depreciation on investments.............................  (104,147,315)     (80,822,391)
                                                                            -------------------------------
     Net decrease in net assets resulting from operations..................  (129,340,894)    (107,114,372)
  Distributions to shareholders from:
    Net investment income:
     Class 1...............................................................      (968,152)      (1,494,401)
     Class 2...............................................................      (994,005)      (1,228,650)
                                                                            -------------------------------
  Total distributions to shareholders......................................    (1,962,157)      (2,723,051)
  Capital share transactions: (Note 2)
     Class 1...............................................................    (4,571,109)     (60,969,661)
     Class 2...............................................................    89,359,721      150,270,069
                                                                            -------------------------------
  Total capital share transactions.........................................    84,788,612       89,300,408
     Net decrease in net assets............................................   (46,514,439)     (20,537,015)
Net assets :
  Beginning of period......................................................   668,356,830      688,893,845
                                                                            -------------------------------
  End of period............................................................ $ 621,842,391    $ 668,356,830
                                                                            -------------------------------
Undistributed net investment income (loss) included in net assets:
  End of period............................................................ $    (628,339)   $   2,200,458
                                                                            -------------------------------

FSC-14
                      See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN SMALL CAP FUND

Notes to Financial Statements (unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of twenty-four series (the Funds). Franklin Small Cap Fund (the
Fund) included in this report is diversified. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. The Fund's investment objective is capital growth.

The following summarizes the Fund's significant accounting policies.

a. Security Valuation

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Restricted securities and securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Income Taxes

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

d. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Distributions received by the Fund from securities may be a return of capital
(ROC). Such distributions reduce the cost basis of the securities, and any distributions in excess of the cost basis are recognized as capital gains.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

                                                                         FSC-15

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN SMALL CAP FUND

Notes to Financial Statements (unaudited) (continued)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (cont.)

e. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. SHARES OF BENEFICIAL INTEREST

The Fund offers two classes of shares: Class 1 and 2. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

At June 30, 2002, there were an unlimited number of shares authorized ($.01 par value). Transactions in the Fund's shares were as follows:

                                                   Six Months Ended              Year Ended
                                                     June 30, 2002            December 31, 2001
                                               ------------------------  ---------------------------
                                                 Shares       Amount        Shares        Amount
Class 1 Shares:                                ----------  ------------  -----------  -------------
Share Sold....................................    769,411  $ 13,263,801    5,216,738  $  93,510,478
Shares issued on merger (Note 7)..............  1,202,758    20,098,091           --             --
Shares issued in reinvestment of distributions     63,569       968,152       81,975      1,494,401
Shares redeemed............................... (2,334,254)  (38,901,153)  (8,687,695)  (155,974,540)
                                               ----------------------------------------------------
Net decrease..................................   (298,516) $ (4,571,109)  (3,388,982) $ (60,969,661)
                                               ----------------------------------------------------
Class 2 Shares:
Share Sold....................................  8,943,072  $150,506,404   24,732,130  $ 440,412,015
Shares issued on merger (Note 7)..............     36,720       609,184           --             --
Shares issued in reinvestment of distributions     65,654       994,005       67,732      1,228,650
Shares redeemed............................... (3,782,539)  (62,749,872) (16,555,130)  (291,370,596)
                                               ----------------------------------------------------
Net increase..................................  5,262,907  $ 89,359,721    8,244,732  $ 150,270,069
                                               ----------------------------------------------------

3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Trust are also officers and/or directors of the following entities:

Entity                                                        Affiliation
------------------------------------------------------------------------------------
Franklin Templeton Services, LLC (FT Services)                Administrative manager
Franklin Advisers, Inc. (Advisers)                            Investment manager
Franklin/Templeton Distributors, Inc. (Distributors)          Principal underwriter
Franklin/Templeton Investor Services, LLC (Investor Services) Transfer agent

The Fund may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (the Sweep Money Fund) which is managed by Advisers. The Fund earned dividend income of $1,116,470 from the investment in the Sweep Money Fund.

The Fund pays an investment management fee to Advisers based on the average net assets of the Fund as follows:

     Annualized Fee Rate                 Daily Net Assets
     ---------------------------------------------------------------------
                    .55% First $500 million
                    .45% Over $500 million, up to and including $1 billion
                    .40% Over $1 billion, up to and including $1.5 billion

Fees are further reduced on net assets over $1.5 billion.

The Fund pays an administration fee to FT Services of .25% per year of the average daily net assets of the Fund.

FSC-16

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN SMALL CAP FUND

Notes to Financial Statements (unaudited) (continued)


3. TRANSACTIONS WITH AFFILIATES (cont.)

Management fees were reduced on assets invested in the Sweep Money Fund.

The Fund reimburses Distributors up to .25% per year of its average daily net assets of Class 2 for costs incurred in marketing the Fund's shares.

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

4. INCOME TAXES

At December 31, 2001, the Fund had tax basis capital losses which may be carried over to offset future capital gains. Such losses expire as follows:

                Capital loss carryovers expiring in:
                  2008.............................. $11,665,898
                  2009..............................  23,892,226
                                                     -----------
                                                     $35,558,124
                                                     -----------

At December 31, 2001, the Fund has deferred capital losses occurring subsequent to October 31, 2001 of $10,945,756. For tax purposes, such losses will be reflected in the year ending December 31, 2002.

Net investment income differs for financial statement and tax purposes primarily due to differing treatments for foreign currency transactions.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales and foreign currency transactions.

At June 30, 2002, the net unrealized depreciation based on the cost of investments for income tax purposes of $680,134,070 was as follows:

                   Unrealized appreciation.... $  87,808,687
                   Unrealized depreciation....  (143,253,597)
                                               -------------
                   Net unrealized depreciation $ (55,444,910)
                                               -------------

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the period ended June 30, 2002 aggregated $246,201,423 and $81,873,654, respectively.

                                                                         FSC-17

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN SMALL CAP FUND

Notes to Financial Statements (unaudited) (continued)


6. RESTRICTED SECURITIES

The Fund may purchase securities through a private offering that generally cannot be resold to the public without prior registration under the Securities Act of 1933. The costs of registering such securities are paid by the issuer. At June 30, 2002, the Fund held restricted securities as follows:

Principal/                                          Acquisition
  Shares                  Issuer                       Date           Cost   Value
-------------------------------------------------------------------------------------
   41,093  3 Ware Inc., pfd., D                       7/28/00       $229,176 $     --
 $124,480  3 Ware Inc., cvt., zero cpn., 9/04/02 10/18/01 - 5/07/02  124,480  124,480
                                                                             --------
           Total Restricted Securities (.02% of net assets)                  $124,480
                                                                             --------

7. MERGER OF FRANKLIN GLOBAL HEALTH CARE SECURITIES FUND

On May 1, 2002, the Franklin Templeton Variable Insurance Products Trust (FTVIPT) - Franklin Small Cap Growth Fund (Small Cap) acquired the net assets of the FTVIPT - Franklin Global Health Care Securities Fund (Health Care) pursuant to a plan of reorganization. The merger was accomplished by a taxable exchange, and accounted for as a purchase.

The selected financial information and shares outstanding immediately before and after the acquisition were as follows.

                                   Class 1                        Class 2
                        ------------------------------ ------------------------------
                         Net Assets   NAV     Shares    Net Assets   NAV     Shares
Fund Name               ------------ ------ ---------- ------------ ------ ----------
Health Care............ $ 20,098,091 $11.53  1,743,180 $    609,184 $11.46     53,527
Small Cap.............. $233,620,637 $16.71 13,979,515 $438,722,582 $16.59  6,447,283
Small Cap - post merger $253,718,728 $16.71 15,182,273 $439,331,766 $16.59 26,447,283

                                  Fund Level
                        ------------------------------
                         Net Assets           Shares
Fund Name               ------------ ------ ----------
Health Care............ $ 20,707,275         1,796,707
Small Cap.............. $672,343,219        40,426,798
Small Cap - post merger $693,050,494        41,666,276

FSC-18

                                       FRANKLIN SMALL CAP VALUE SECURITIES FUND

--------------------------------------------------------------------------------
Fund Goal and Primary Investments: Franklin Small Cap Value Securities Fund (formerly Franklin Value Securities Fund) seeks long-term total return. Income, although not a goal, is a secondary consideration. The Fund invests primarily in equity securities of U.S. small capitalization companies, that the Fund's manager believes are selling substantially below the underlying value of their assets or their private market value.

--------------------------------------------------------------------------------

It is a pleasure to present this semiannual report for Franklin Small Cap Value Securities Fund covering the period ended June 30, 2002. On May 1, 2002, the Fund changed its name to Franklin Small Cap Value Securities Fund. The new name more clearly describes the Fund's primary investments, small-cap value stocks, an area where we generally have found opportunities that match our investment criteria.

The year 2002 began with frequent reports of questionable accounting practices by some large companies, driving many investors into smaller companies due, in part, to their more understandable financial statements. Small cap value stocks performed well during the first quarter of 2002 before joining the overall market downturn by the end of the second quarter. Gold and cash emerged as investments of choice for many investors who became more cautious about corporate America in general. Additionally, the threat of domestic terrorism as well as geopolitical risks exacerbated an already edgy market.

Within this environment, Franklin Small Cap Value Securities Fund performed well for the six months ended June 30, 2002, as shown in the Performance Summary following this report. The Fund's benchmark, the Russell 2000(R) Value Index returned 7.26% during the same period, while the broad Standard & Poor's 500 Composite Index, tech-heavy Nasdaq Composite Index, and Dow Jones Industrial Average declined 13.15%, 24.78% and 6.91%, respectively./1/

Our value investment strategy focuses on securities that sell at low prices compared with the underlying companies' earnings, cash flow or book value. We also search for understated assets such as real estate, tax-loss carryforwards or valuable intangibles such as patents or distribution systems. We consider fallen angels -- former growth companies suffering from short-term setbacks and sharp price declines,

1. Source: Standard & Poor's Micropal. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio. Please see Index Descriptions following the Fund Summaries.

[GRAPHIC]
(Bar chart with data as follows)

Portfolio Breakdown
Franklin Small Cap Value Securities Fund
Based on Total Net Assets
6/30/02

Producer Manufacturing      22.7%
Energy Minerals              9.6%
Transportation               8.5%
Finance                      7.7%
Consumer Non-Durables        6.3%
Industrial Services          5.5%
Retail Trade                 5.4%
Process Industries           5.0%
Consumer Durables            4.4%
Electronic Technology        3.7%
Non-Energy Minerals          3.7%
Technology Services          2.1%
Health Technology            1.4%
Utilities                    1.3%
Consumer Services            1.0%
Closed End Mutual Funds      0.8%
Short-Term Investments
& Other Net Assets          10.9%

                                                                          FSV-1
but which we believe still retain significant, long-term potential. For example, the 1998-99 bear market in value stocks provided many opportunities to buy solid companies at valuations we found attractive.
As patient investors, we benefited from these bargains when other investors recognized their value and bid up the prices of many Fund holdings.

Two top contributors to the Fund's performance during the reporting period were Dillards and Brown Shoe Company. Dillards, which operates retail department stores in the southwest, southeast and midwest regions of the U.S., has more than 10 years of consistent book value growth and was recently selling below book value. The company's strategy to enhance its private-label businesses and tighten its inventories helped Dillards expand operating margins and increase earnings. Brown Shoe, a 123-year-old operator of retail shoe stores in the U.S. and Canada, is well known for its "Buster Brown" children's brand. Cost-cutting initiatives launched in 2001 contributed to the company's improved performance. With shares recently selling at 14 times 2002 earnings estimates and 1.6 times book value, we consider Brown Shoe a good value.

After the rewarding upturn in small cap value stock prices over the past two years we are frequently asked by investors whether there are still attractive buying opportunities available. We certainly think so as indicated by the large number of new positions we acquired during the past six months. We added 21 new stocks to the portfolio during the reporting period, all with what we believe to be strong financials, quality management and attractive values. Two of these additions were ABM Industries and United States Steel. ABM, the largest facility services contractor listed on the New York Stock Exchange, has increased its dividend consistently for 36 years and maintains a strong balance sheet with virtually no long-term debt. U.S. Steel produces, sells and transports steel mill products. With the recently legislated domestic steel tariff protection in force and the closing of a major competitor, we believe U.S. Steel is well-positioned for an upswing. Selling at 11 times next year's earnings estimates and less than tangible book value, U.S. Steel strikes us as a real bargain.

During the six months under review, we eliminated several of the Fund's positions. We sold Airborne and Pier 1 Imports because we believed these companies were fully valued. Disappointing earnings led



 Top 10 Holdings
 Franklin Small Cap Value Securities Fund
 6/30/02

                      Company
                      Sector/Industry,         % of Total
                      Country                  Net Assets
                      -----------------------------------
                      Reliance Steel &
                      Aluminum Co.                2.3%
                      Non-Energy Minerals,
                      U.S.

                      Peabody Energy Corp.        2.2%
                      Energy Minerals, U.S.

                      Russ Berrie & Co. Inc.      2.2%
                      Consumer Durables, U.S.

                      Avocent Corp.               2.2%
                      Electronic Technology,
                      U.S.

                      York International Corp.    2.1%
                      Producer Manufacturing,
                      U.S.

                      Mettler-Toledo
                      International Inc.          1.8%
                      Producer Manufacturing,
                      Switzerland

                      Arch Coal Inc.              1.8%
                      Energy Minerals, U.S.

                      Teekay Shipping Corp.       1.7%
                      Transportation, Bahamas

                      Brown Shoe Co. Inc.         1.7%
                      Consumer Non-Durables,
                      U.S.

                      Roper Industries Inc.       1.6%
                      Producer Manufacturing,
                      U.S.


The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments.

FSV-2
us to sell Delta Air Lines, Commonwealth Industries and Reinsurance Group of America.

We remain committed to our value investment philosophy and are confident that despite the recent economic and political uncertainty, investors will continue to return to rational valuations and commonsense investing. We believe Franklin Small Cap Value Securities Fund will provide shareholders with a portfolio of well-managed, financially sound companies offering the potential for solid earnings growth and stock price appreciation over the long term.





 This discussion reflects our views, opinions and portfolio holdings as of June 30, 2002, the end of the reporting period. These opinions may not be relied upon as investment advice or an offer for a particular security. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.



                                                                          FSV-3

PERFORMANCE SUMMARY AS OF 6/30/02

Franklin Small Cap Value Securities Fund - Class 2 delivered a +6.41% cumulative total return for the six-month period ended 6/30/02. Total return of Class 2 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

             Franklin Small Cap Value Securities Fund - Class 2*
             Periods ended 6/30/02
                                                                           Since
                                                                         Inception
                                                 1-Year          3-Year  (5/1/98)
             ---------------------------------------------------------------------
             Cumulative Total Return              +7.70%         +38.55%  +19.57%
             Average Annual Total Return          +7.70%         +11.48%   +4.38%
             Value of $10,000 Investment         $10,770         $13,855  $11,957

*Because Class 2 shares were not offered until 1/6/99, standardized Class 2 Fund performance for prior periods represents the historical results of Class 1 shares. For periods beginning on 1/6/99, Class 2's results reflect an additional 12b-1 fee expense, which also affects future performance. Since 1/6/99 (commencement of sales), the cumulative and average annual total returns of Class 2 shares were +50.02% and +12.36%.

Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ.

Franklin Small Cap Value Securities Fund - Class 2

 Performance reflects the Fund's Class 2 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.


 Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

FSV-4
              Past performance does not guarantee future results.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN SMALL CAP VALUE SECURITIES FUND

Financial Highlights

                                                                       Class 1
                                                ---------------------------------------------------
                                                Six Months Ended        Year Ended December 31,
                                                 June 30, 2002   ----------------------------------
                                                  (unaudited)      2001     2000     1999    1998/d/
                                                ---------------- -------  -------  -------  -------
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period...........     $ 10.97      $  9.86  $  7.90  $  7.79  $ 10.00
                                                ------------------------------------------------------
Income from investment operations:
  Net investment income/a/.....................         .04          .11      .10      .05      .02
  Net realized and unrealized gains (losses)...         .69         1.29     1.89      .08    (2.23)
                                                ------------------------------------------------------
Total from investment operations...............         .73         1.40     1.99      .13    (2.21)
                                                ------------------------------------------------------
Less distributions from:
  Net investment income........................        (.05)        (.05)    (.03)    (.02)      --
  Net realized gains...........................        (.28)        (.24)      --       --       --
                                                ------------------------------------------------------
Total distributions............................        (.33)        (.29)    (.03)    (.02)      --
                                                ------------------------------------------------------
Net asset value, end of period.................     $ 11.37      $ 10.97  $  9.86  $  7.90  $  7.79
                                                ------------------------------------------------------

Total return/b/................................       6.61%       14.21%   25.23%    1.65%   (22.10)%

Ratios/supplemental data
Net assets, end of period (000's)..............     $39,576      $32,604  $19,455  $11,320  $ 9,013
Ratios to average net assets:
  Expenses.....................................        .73%/c/      .77%     .84%     .81%     .83%/c/
  Net investment income........................        .65%/c/     1.07%    1.13%     .65%     .95%/c/
Portfolio turnover rate........................       2.75%       40.54%   42.47%   61.23%   22.79%


/a/Based on average shares outstanding effective year ended December 31,1999. /b/Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
/c/Annualized
/d/For the period May 1, 1998 (effective date) to December 31, 1998.

                                                                          FSV-5

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN SMALL CAP VALUE SECURITIES FUND

Financial Highlights (continued)


                                                                  Class 2
                                                ----------------------------------------
                                                Six Months Ended  Year Ended December 31,
                                                 June 30, 2002   -----------------------
                                                  (unaudited)      2001    2000    1999/d/
                                                ---------------- -------  ------  ------
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period...........     $ 10.89      $  9.81  $ 7.88  $ 7.97
                                                ----------------------------------------
Income from investment operations:
  Net investment income/a/.....................         .02          .08     .08     .05
  Net realized and unrealized gains (losses)...         .68         1.28    1.88    (.12)
                                                ----------------------------------------
Total from investment operations...............         .70         1.36    1.96    (.07)
                                                ----------------------------------------
Less distributions from:
  Net investment income........................        (.04)        (.04)   (.03)   (.02)
  Net realized gains...........................        (.28)        (.24)     --      --
                                                ----------------------------------------
Total distributions............................        (.32)        (.28)   (.03)   (.02)
                                                ----------------------------------------
Net asset value, end of period.................     $ 11.27      $ 10.89  $ 9.81  $ 7.88
                                                ----------------------------------------

Total return/b/................................       6.41%       13.79%  25.02%  (.90)%

Ratios/supplemental data
Net assets, end of period (000's)..............     $92,969      $34,282  $7,209  $1,263
Ratios to average net assets:
  Expenses.....................................        .98%/c/     1.02%   1.09%   1.06%/c/
  Net investment income........................        .40%/c/      .81%    .90%    .62%/c/
Portfolio turnover rate........................       2.75%       40.54%  42.47%  61.23%



/a/Based on average shares outstanding.
/b/Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
/c/Annualized
/d/For the period January 6, 1999 (effective date) to December 31, 1999.

FSV-6
                      See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN SMALL CAP VALUE SECURITIES FUND

Statement of Investments, June 30, 2002 (unaudited)


                                                      SHARES     VALUE
      -------------------------------------------------------------------
      Closed End Mutual Funds .8%
      High Income Opportunity Fund...................  71,500 $   440,440
      High Yield Income Fund Inc.....................  34,200     158,346
      Managed High Income Portfolio Inc..............  73,000     439,460
                                                              -----------
      Total Closed End Mutual Funds (Cost $1,492,131)           1,038,246
                                                              -----------
      Common Stocks 88.3%
      Consumer Durables 4.4%
      Briggs & Stratton Corp.........................  32,000   1,226,880
      D.R. Horton Inc................................  14,250     370,928
      La-Z-Boy Inc...................................  41,000   1,034,020
      M/I Schottenstein Homes Inc....................   7,000     263,760
      Russ Berrie & Co. Inc..........................  82,300   2,913,420
                                                              -----------
                                                                5,809,008
                                                              -----------
      Consumer Non-Durables 6.3%
      Brown Shoe Co. Inc.............................  78,000   2,191,800
      Dimon Inc......................................  54,000     373,680
      Standard Commercial Corp.......................  48,500   1,052,450
      /a/Timberland Co., A...........................  54,500   1,952,190
      /a/Tommy Hilfiger Corp......................... 150,000   2,148,000
      /a/Tropical Sportswear International Corp......  16,500     366,135
      Wolverine World Wide Inc.......................  13,000     226,850
                                                              -----------
                                                                8,311,105
                                                              -----------
      Consumer Services 1.0%
      /a/Aztar Corp..................................  52,000   1,081,600
      ABM Industries Inc.............................  16,000     277,760
                                                              -----------
                                                                1,359,360
                                                              -----------
      Electronic Technology 3.7%
      /a/Avocent Corp................................ 180,000   2,865,600
      Cohu Inc.......................................  73,000   1,261,440
      Diebold Inc....................................  20,000     744,800
      /a/ESCO Technologies Inc.......................     600      21,000
      /a/SPACEHAB Inc................................  13,500      17,145
                                                              -----------
                                                                4,909,985
                                                              -----------
      Energy Minerals 9.6%
      Arch Coal Inc.................................. 105,000   2,384,550
      Consol Energy Inc.............................. 100,000   2,125,000
      Holly Corp.....................................  39,000     653,250
      Massey Energy Co............................... 118,400   1,503,680
      /a/Nuevo Energy Co............................. 122,000   1,927,600
      Peabody Energy Corp............................ 105,000   2,971,500
      /a/Pioneer Natural Resources Co................  41,700   1,086,285
                                                              -----------
                                                               12,651,865
                                                              -----------
      Finance 7.7%
      American National Insurance Co.................  13,000   1,251,900
      First Indiana Corp.............................  14,100     306,957
      1st Source Corp................................  26,200     647,664
      Hancock Holding Co.............................  15,000   1,010,700
      Harleysville Group Inc.........................  26,800     742,896
      /a/IPC Holdings Ltd. (Bermuda).................  55,000   1,679,700

                                                                          FSV-7

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN SMALL CAP VALUE SECURITIES FUND

Statement of Investments, June 30, 2002 (unaudited) (cont.)

                                                        SHARES    VALUE
     ---------------------------------------------------------------------
     Common Stocks (cont.)
     Finance (cont.)
     Penn-America Group Inc............................  56,250    592,313
     Presidential Life Corp............................ 105,400  2,136,458
     RLI Corp..........................................  30,000  1,530,000
     /a/StanCorp Financial Group Inc...................   6,000    333,000
                                                                ----------
                                                                10,231,588
                                                                ----------
     Health Technology 1.4%
     ICN Pharmaceuticals Inc...........................  18,700    452,727
     West Pharmaceutical Services Inc..................  44,000  1,411,960
                                                                ----------
                                                                 1,864,687
                                                                ----------
     Industrial Services 5.5%
     /a/Atwood Oceanics Inc............................  30,000  1,125,000
     ENSCO International Inc...........................  27,500    749,650
     /a/Global Industries Ltd.......................... 215,000  1,502,850
     GlobalSantaFe Corp................................  17,500    478,625
     /a/Offshore Logistics Inc.........................  31,700    757,313
     /a/Oil States International Inc...................  91,900  1,093,610
     Rowan Cos. Inc....................................  52,800  1,132,560
     Transocean Inc....................................  13,000    404,950
                                                                ----------
                                                                 7,244,558
                                                                ----------
     Non-Energy Minerals 3.7%
     Reliance Steel & Aluminum Co...................... 102,000  3,111,000
     United States Steel Corp..........................  91,800  1,825,902
                                                                ----------
                                                                 4,936,902
                                                                ----------
     Process Industries 5.0%
     AptarGroup Inc....................................  28,000    861,000
     Bunge Ltd.........................................  95,000  2,004,500
     Myers Industries Inc..............................  58,000    994,120
     Olin Corp.........................................  46,000  1,018,900
     RPM Inc........................................... 118,100  1,801,025
                                                                ----------
                                                                 6,679,545
                                                                ----------
     Producer Manufacturing 22.7%
     /a/Agco Corp......................................  10,500    204,750
     /a/Cable Design Technologies Corp.................  65,000    666,250
     Carlisle Cos. Inc.................................  20,500    922,090
     CIRCOR International Inc..........................  70,000  1,200,500
     CNH Global NV (Netherlands)....................... 350,000  1,410,500
     /a/Genlyte Group Inc..............................  27,000  1,097,010
     Graco Inc.........................................  76,500  1,923,210
     JLG Industries Inc................................  85,000  1,192,550
     Lancaster Colony Corp.............................  30,000  1,069,800
     /a/Lone Star Technologies Inc.....................  84,000  1,923,600
     /a/Mettler-Toledo International Inc. (Switzerland)  64,900  2,392,863
     /a/Mueller Industries Inc.........................  50,000  1,587,500
     /a/Powell Industries Inc..........................  15,500    375,875
     Roper Industries Inc..............................  58,500  2,182,050
     Stewart & Stevenson Services Inc.................. 105,000  1,862,700
     Superior Industries International Inc.............  21,000    971,250
     Teleflex Inc......................................  20,000  1,143,000

FSV-8

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN SMALL CAP VALUE SECURITIES FUND

Statement of Investments, June 30, 2002 (unaudited) (cont.)

                                                                                   SHARES       VALUE
---------------------------------------------------------------------------------------------------------
Common Stocks (cont.)
Producer Manufacturing (cont.)
Thomas Industries Inc...........................................................     35,000    1,008,000
Timken Co.......................................................................     67,000    1,496,110
/a/Tower Automotive Inc.........................................................    105,000    1,464,750
Watts Industries Inc., A........................................................     60,000    1,191,000
York International Corp.........................................................     82,500    2,787,675
                                                                                            ------------
                                                                                              30,073,033
                                                                                            ------------
Retail Trade 5.4%
/a/American Eagle Outfitters Inc................................................     70,000    1,479,800
Dillards Inc., A................................................................     61,000    1,603,690
Fresh Brands Inc................................................................     18,000      304,380
/a/Linens 'n Things Inc.........................................................     53,000    1,738,930
/a/The Men's Wearhouse Inc......................................................     80,000    2,040,000
                                                                                            ------------
                                                                                               7,166,800
                                                                                            ------------
Technology Services 2.1%
/a/Netiq Corp...................................................................     86,651    1,960,911
Reynolds & Reynolds Co., A......................................................     30,000      838,500
                                                                                            ------------
                                                                                               2,799,411
                                                                                            ------------
Transportation 8.5%
/a/Atlantic Coast Airlines Holdings Inc.........................................     95,000    2,061,500
/a/Midwest Express Holdings Inc.................................................    105,000    1,386,000
/a/OMI Corp.....................................................................    410,000    1,681,000
Overseas Shipholding Group Inc..................................................     75,000    1,581,000
Stolt Nielsen SA, ADR (Norway)..................................................     93,200    1,304,800
Teekay Shipping Corp. (Bahamas).................................................     60,000    2,214,600
Tidewater Inc...................................................................     33,500    1,102,820
                                                                                            ------------
                                                                                              11,331,720
                                                                                            ------------
Utilities 1.3%
Northeast Utilities.............................................................     21,500      404,415
/a/Sierra Pacific Resources.....................................................    168,000    1,310,400
                                                                                            ------------
                                                                                               1,714,815
                                                                                            ------------
Total Common Stocks (Cost $108,606,858).........................................             117,084,382
                                                                                            ------------
Total Long Term Investments (Cost $110,098,989).................................             118,122,628
                                                                                            ------------
/b/Short Term Investments 11.2%.................................................
Franklin Institutional Fiduciary Trust Money Market Portfolio (Cost $14,812,033) 14,812,033   14,812,033
                                                                                            ------------
Total Investments (Cost $124,911,022) 100.3%....................................             132,934,661
Other Assets, less Liabilities (.3)%............................................                (389,639)
                                                                                            ------------
Net Assets 100.0%...............................................................            $132,545,022
                                                                                            ------------

/a/Non-income producing
/b/The Franklin Institutional Fiduciary Trust Money Market Portfolio is managed by Franklin Advisers, Inc.

                      See notes to financial statements.

                                                                          FSV-9

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN SMALL CAP VALUE SECURITIES FUND

Financial Statements

Statement of Assets and Liabilities
June 30, 2002 (unaudited)

          Assets:
            Investments in securities:
              Cost....................................... $124,911,022
                                                          ------------
              Value......................................  132,934,661
          Receivables:
              Capital shares sold........................    1,046,747
              Dividends..................................       44,348
                                                          ------------
               Total assets..............................  134,025,756
                                                          ------------
          Liabilities:
            Payables:
              Investment securities purchased............    1,365,554
              Capital shares redeemed....................          591
              Affiliates.................................      105,268
            Other liabilities............................        9,321
                                                          ------------
               Total liabilities.........................    1,480,734
                                                          ------------
                 Net assets, at value.................... $132,545,022
                                                          ------------
          Net assets consist of:
            Undistributed net investment income.......... $    234,400
            Net unrealized appreciation..................    8,023,639
            Accumulated net realized gain................      118,166
            Capital shares...............................  124,168,817
                                                          ------------
                 Net assets, at value.................... $132,545,022
                                                          ------------
          Class 1:
            Net assets, at value......................... $ 39,576,446
                                                          ------------
            Shares outstanding...........................    3,481,755
                                                          ------------
            Net asset value and offering price per share. $      11.37
                                                          ------------
          Class 2:
            Net assets, at value......................... $ 92,968,576
                                                          ------------
            Shares outstanding...........................    8,246,236
                                                          ------------
            Net asset value and offering price per share. $      11.27
                                                          ------------

FSV-10
                      See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN SMALL CAP VALUE SECURITIES FUND

Financial Statements (continued)


Statement of Operations
for the six months ended June 30, 2002 (unaudited)

        Investment income:
          Dividends......................................... $  646,500
                                                             ----------
        Expenses:
          Management fees (Note 3)..........................    255,239
          Administrative fees (Note 3)......................     70,010
          Distribution fees - Class 2 (Note 3)..............     69,933
          Transfer agent fees...............................        791
          Custodian fees....................................        280
          Reports to shareholders...........................      5,637
          Professional fees.................................      9,508
          Trustees' fees and expenses.......................        302
          Other.............................................         85
                                                             ----------
            Total expenses..................................    411,785
                                                             ----------
               Net investment income........................    234,715
                                                             ----------
        Realized and unrealized gains:
          Net realized gain from Investments................    269,210
          Net unrealized appreciation on investments........  2,785,322
                                                             ----------
        Net realized and unrealized gain....................  3,054,532
                                                             ----------
        Net increase in net assets resulting from operations $3,289,247
                                                             ----------

                                                                         FSV-11
                      See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN SMALL CAP VALUE SECURITIES FUND

Financial Statements (continued)


Statements of Changes in Net Assets
for the six months ended June 30, 2002 (unaudited) and the year ended December 31, 2001

                                                                            Six Months Ended    Year Ended
                                                                             June 30, 2002   December 31, 2001
                                                                            ----------------------------------
Increase in net assets:
  Operations:
    Net investment income..................................................   $    234,715         $   457,784
    Net realized gain from investments and foreign currency transactions...        269,210           3,231,290
    Net unrealized appreciation on investments.............................      2,785,322           1,845,897
                                                                            ----------------------------------
     Net increase in net assets resulting from operations..................      3,289,247           5,534,971
  Distributions to shareholders from:
    Net investment income:
     Class 1...............................................................       (158,450)           (138,408)
     Class 2...............................................................       (299,301)            (66,481)
    Net realized gains:
     Class 1...............................................................       (959,619)           (696,403)
     Class 2...............................................................     (2,093,611)           (384,593)
                                                                            ----------------------------------
  Total distributions to shareholders......................................    (3,510,981)          (1,285,885)
  Capital share transactions: (Note 2)
     Class 1...............................................................      5,993,377          11,101,212
     Class 2...............................................................     59,887,528          24,871,679
                                                                            ----------------------------------
  Total capital share transactions.........................................     65,880,905          35,972,891
     Net increase in net assets............................................     65,659,171          40,221,977
Net assets:
  Beginning of period......................................................     66,885,851          26,663,874
                                                                            ----------------------------------
  End of period............................................................   $132,545,022         $68,885,851
                                                                            ----------------------------------
Undistributed net investment income included in net assets:
  End of period............................................................   $    234,400         $   457,436
                                                                            ----------------------------------

FSV-12
                      See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN SMALL CAP VALUE SECURITIES FUND

Notes to Financial Statements (unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (the Trust) is registered under the Investment Company Act of 1940 as an open end investment company, consisting of twenty-four series (the Funds). Franklin Small Cap Value Securities Fund (the Fund) included in this report is non-diversified. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. The Fund's investment objective is total return.

Effective May 1, 2002, the Franklin Value Securities Fund changed its name to the Franklin Small Cap Value Securities Fund. The Fund's principal investment policy changed to one of investing primarily in small cap companies.

The following summarizes the Fund's significant accounting policies.

a. Security Valuation

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Restricted securities and securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Income Taxes

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

d. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

                                                                         FSV-13

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN SMALL CAP VALUE SECURITIES FUND

Notes to Financial Statements (unaudited) (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (cont.)

e. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. SHARES OF BENEFICIAL INTEREST

The Fund offers two classes of shares: Class 1 and Class 2. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class, and its exchange privilege.

At June 30, 2002, there were an unlimited number of shares authorized ($.01 par value). Transactions in the Fund's shares were as follows:

                                                  Six Months Ended            Year Ended
                                                    June 30, 2002          December 31, 2001
                                               ----------------------  -------------------------
                                                 Shares      Amount      Shares       Amount
Class 1 Shares:                                ---------  -----------  ----------  ------------
Shares sold...................................   937,469  $10,997,320   2,603,644  $ 27,580,868
Shares issued in reinvestment of distributions    97,904    1,118,069      77,083       834,811
Shares redeemed ..............................  (525,058)  (6,122,012) (1,682,135)  (17,314,467)
                                               ------------------------------------------------
Net increase..................................   510,315  $ 5,993,377     998,592  $ 11,101,212
                                               ------------------------------------------------
Class 2 Shares:
Shares sold................................... 5,038,052  $59,305,102   2,766,851  $ 28,619,896
Shares issued in reinvestment of distributions   211,201    2,392,912      41,921       451,074
Shares redeemed ..............................  (150,078)  (1,810,486)   (396,376)   (4,199,291)
                                               ------------------------------------------------
Net increase.................................. 5,099,175  $59,887,528   2,412,396  $ 24,871,679
                                               ------------------------------------------------

3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Trust are also officers and/or directors of the following entities:

Entity                                                        Affiliation
------------------------------------------------------------------------------------
Franklin Templeton Services, LLC (FT Services)                Administrative manager
Franklin Advisory Services, LLC (Advisory Services)           Investment manager
Franklin/Templeton Distributors, Inc. (Distributors)          Principal underwriter
Franklin/Templeton Investor Services, LLC (Investor Services) Transfer agent

The Fund pays an investment management fee to Advisory Services based on the average net assets of the Fund as follows:

    Annualized Fee Rate Daily Net Assets
    -----------------------------------------------------------------------
           .60%         First $200 million
           .50%         Over $200 million, up to and including $1.3 billion
           .40%         Over $1.3 billion

FSV-14

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN SMALL CAP VALUE SECURITIES FUND

Notes to Financial Statements (unaudited) (continued)

3. TRANSACTIONS WITH AFFILIATES (cont.)

The Fund pays administrative fees to FT Services based on the average daily net assets of the Fund as follows:

    Annualized Fee Rate Daily Net Assets
    -----------------------------------------------------------------------
           .15%         First $200 million
           .135%        Over $200 million, up to and including $700 million
           .10%         Over $700 million, up to and including $1.2 billion

Fees are further reduced on net assets over $1.2 billion.

Management fees were reduced on assets invested in the Franklin Institutional Fiduciary Trust Money Market Portfolio.

The Fund reimburses Distributors up to .25% per year of its average daily net assets of Class 2, for costs incurred in marketing the Fund's shares.

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

4. INCOME TAXES

Net realized capital gains (losses) differ for financial statements and tax purposes primarily due to differing treatments of wash sales.

At June 30, 2002, the net unrealized appreciation based on the cost of investments for income tax purposes of $125,051,298 was as follows:

                    Unrealized appreciation.... $13,243,023
                    Unrealized depreciation....  (5,359,660)
                                                -----------
                    Net unrealized appreciation $ 7,883,363
                                                -----------

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the period ended June 30, 2002 aggregated $58,843,358 and $2,264,632, respectively.

                                                                         FSV-15

                                      FRANKLIN STRATEGIC INCOME SECURITIES FUND


--------------------------------------------------------------------------------
Fund Goals and Primary Investments: Franklin Strategic Income Securities Fund seeks to earn a high level of current income, with capital appreciation over the long term as a secondary goal. The Fund uses an active asset allocation process and invests in securities of U.S. and foreign governments, U.S. and foreign high yield, fixed income securities, mortgage and other asset-backed securities, preferred stock, income-producing securities convertible into common stock of such companies, and common stock that pays dividends.

--------------------------------------------------------------------------------

The six months ended June 30, 2002, began with signs that the domestic economy was rebounding from the 2001 recession, as first quarter gross domestic product
(GDP) posted a 5.0% annualized growth rate. However, concerns over the integrity of corporate America's financial statements and its senior management teams contributed to a pronounced equity market sell-off during the second quarter, which led to a more tempered, yet still positive, outlook for economic growth for the balance of 2002. On the inflationary front, pricing pressures remained benign, with modest increases in retail prices (CPI) and actual year-over-year declines in wholesale prices (PPI), supported by the economy's moderated growth rate and some energy price stabilization.

Against this backdrop, the Federal Reserve Board (the Fed) maintained its short-term interest rate target throughout 2002's first half. Overall, intermediate-term interest rates moved lower during the period as many investors sought safety in Treasuries, and the 10-year Treasury bond's yield declined from 5.07% at the beginning of the reporting period to 4.86% at the end.

Throughout this volatile period, Franklin Strategic Income Securities Fund executed its strategy of seeking relative value opportunities within the fixed income universe across six primary asset classes. Over the past six months, we increased the Fund's exposure to the corporate bond sector, given an intermediate-term outlook for improving corporate earnings and valuation levels in the high yield and investment-grade corporate markets that were cheap relative to historical averages by period-end. We also increased the Fund's exposure to foreign developed country sovereign bonds, given attractive relative yields as well as an expectation for a somewhat weaker U.S. dollar. We sought to take advantage of some equity market strength during the period to reduce exposure to convertible securities, given concerns over the potential for declining valuations. Within the emerging markets, we attempted to take advantage of a sell-off toward period-end to increase exposure to bonds from certain developing countries, such as Russia, while reducing

[GRAPHIC]
(Bar chart with data as follows)

Portfolio Breakdown
Franklin Strategic Income Securities Fund
Based on Total Net Assets
6/30/02

High Yield Corporate Bonds/Preferred Stock    37.3%
Emerging Market Debt Securities               14.0%
Developed Country Foreign Bonds               11.2%
Mortgage and other Asset-Backed Securities    11.1%
U.S. Government Securities                     7.6%
Investment Grade Corporate Bonds               5.2%
Convertible Securities                         4.0%
Short-Term Investments
& Other Net Assets                             9.6%

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments.

                                                                          FSI-1
exposure to Brazil toward the end of the reporting period because of concerns over that country's political outlook. Given low nominal rates and relative total return potential in more interest rate-sensitive sectors, we held an underweighted exposure to U.S. government bonds; although we did increase the allocation following an intra-period rise in interest rates.

Overall, the equity market downdraft precipitated weak performance from the more growth-oriented fixed income sectors (corporate bonds, emerging market bonds and convertible securities) during the period and dampened the Fund's total return. However, considering the intermediate-term outlook for moderate global economic growth, we believe our portfolio positioning at period-end, which favors more growth-oriented sectors, such as corporate bonds, should lead to superior returns for our shareholders over the long term, which is our daily focus as we manage the Fund.

Corporate Bonds

The equity market plunge and continued concerns over corporate earnings pressured prices in the high yield and investment-grade corporate bond markets in the reporting period's second half. Moreover, after experiencing net inflows for much of the six months under review, high yield corporate bond mutual funds had cash outflows toward the end of the period, which, combined with a relatively large new-issue supply, further exacerbated the high yield bond market's downward pricing trend. However, the high yield market's overall default rate is still anticipated to decline by year-end 2002, and we believe a moderately growing economy should positively support corporate issuers' overall fundamental operating outlook. At the same time, the high yield market's yield spread over Treasury securities, a common valuation metric, increased to nearly 8.25%, indicating that high yield valuations are meaningfully cheap relative to historical averages.

In the investment-grade corporate market, continued disclosure and accounting concerns combined with significant pricing pressure on the securities of telecommunications-related issuers kept this sector's valuations inexpensive relative to historical averages. However, similar to the high yield corporate bond market, we expect companies in the investment-grade arena to also experience improved earnings by the second half of 2002 given the prospects for global economic growth.


FSI-2

Also, although the corporate market faces near-term accounting and fraud issues, we believe that the intensified focus on earnings quality should serve to improve corporate disclosure and accounting conservatism in the long term.

Given our view of the relatively attractive valuations and improving fundamental outlook for corporate bond issuers, we increased our exposure to this sector, particularly as valuations became more attractive toward the end of the period, and corporate bonds remained the Fund's largest sector weighting at period-end.

Emerging Market Debt Securities

After posting relatively strong performance during the first half of the reporting period, developing country bonds traded lower by period-end, impacted by Brazil's market turmoil. Specifically, the increased likelihood that a leftist politician may be elected president in October 2002 elections pushed Brazilian sovereign bond prices significantly lower, with a spill-over impact on other emerging bond markets. During the period, we modestly increased the Fund's emerging market bond weighting after having lowered its exposure on strength at the end of 2001. Toward the end of the reporting period, we began to reduce our exposure in Brazil given concerns that further fiscal and financial distress could occur following the upcoming elections. At the same time, we sought to take advantage of a sympathy sell-off in other emerging markets to add to our Russian government bond position, given the country's improving fiscal outlook, which we expect should lead to continued sovereign credit improvement.

Developed Country Foreign Bonds

Significant appreciation of foreign developed market currencies relative to the dollar over the past six months drove the developed country foreign bond sector to the strongest total return across the fixed income markets. With currencies such as the euro up more than 10% versus the dollar and relatively flat intermediate-term interest rates, this sector generated nearly double-digit total returns during the period. Given a more cautious view on the U.S. dollar as well as developed country bond yields that approached and in some cases exceeded comparable U.S. Treasury rates, we increased our exposure to this sector during the period. In particular, we added to holdings in dollar-bloc countries New Zealand and Canada given a more sanguine outlook for those markets' currency appreciation potential.


                                                                          FSI-3

Convertible Securities

The broad U.S. equity indexes experienced double-digit declines over the past six months, and the convertible securities sector posted the weakest return across the fixed income markets. However, during early 2002 we were able to take advantage of an equity market rebound from September 2001 lows to reduce our exposure to the sector. Following the recent equity market sell-off, we may look to selectively add convertible holdings as valuations become more attractive to us and as a sustained improvement in corporate earnings becomes more visible.

U.S. Government Securities

The drop in domestic interest rates prompted healthy returns across the Fund's more interest rate-sensitive fixed income sectors, such as U.S. government and other asset-backed securities. We held an underweighted exposure to these more interest rate-sensitive sectors at period-end given the low nominal yields being offered in the context of a domestic economic recovery and considering the recent "flight-to-quality" premium that appears to be priced into these sectors. However, following a temporary rise in intermediate-term interest rates midway through the period, we did moderately increase our U.S. government exposure, continuing to favor the yield pickup of agency issues versus Treasury securities.

U.S. Mortgage and Other Asset-Backed Securities

Considering the yield spread advantage versus Treasuries, we maintained a heavier exposure to mortgage and other asset-backed sectors. Over the past six months, the overall interest rate decline tempered mortgage-backed securities' returns primarily because of concerns over rising prepayment risk. However, within the government agency mortgage-backed market, we favored lower-coupon mortgage pools, given these securities' generally lower prepayment risk during periods of rising consumer home refinancings.

Looking Forward

Although second quarter domestic economic growth did slow to a 1.1% annualized rate, we believe low interest rates, relatively healthy consumer spending patterns and a positive boost on exports from a lower dollar should allow the economy to continue expanding for the balance of 2002. Moreover, we see no signs that point to any meaningful jump in domestic inflationary pressures.


FSI-4

Internationally, although select countries have significant political and fiscal risks, our intermediate-term outlook for the global economy is relatively positive. Against this backdrop and considering current relative valuation levels, the Fund ended the period with its largest sector exposures in the more growth-oriented fixed income sectors, with its largest weighting in corporate bonds. We had less exposure to the more interest rate-sensitive sectors, considering the relatively low nominal yields and more limited total return those sectors offered. As always, we will continue to look for opportunities to enhance the Fund's long-term returns while reducing overall volatility by actively managing its sector and security allocations.

 This discussion reflects our views, opinions and portfolio holdings as of June 30, 2002, the end of the reporting period. These opinions may not be relied upon as investment advice or an offer for a particular security. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance does not guarantee future results, these insights may help you understand our investment and management philosophy.



                                                                          FSI-5

PERFORMANCE SUMMARY AS OF 6/30/02

Franklin Strategic Income Securities Fund - Class 2 delivered a
-1.81% cumulative total return for the six-month period ended 6/30/02. Total return of Class 2 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results. Past expense reductions increased total return.

     Franklin Strategic Income Securities Fund - Class 2*
     Periods ended 6/30/02
                                                                   Since
                                                                 Inception
                                                          1-Year (7/1/99)
     ---------------------------------------------------------------------
     Cumulative Total Return                              +0.91%  +9.90%
     Average Annual Total Return                          +0.91%  +3.20%

*Because Class 2 shares were not offered until 5/15/01, standardized Class 2 Fund performance for prior periods represents the historical results of Class 1 shares. For periods beginning on 5/15/01, Class 2's results reflect an additional 12b-1 fee expense, which also affects future performance. Since 5/15/01 (commencement of sales), the cumulative and average annual total returns of Class 2 shares were -0.46% and -0.40%.

Ongoing bond market volatility can dramatically change the Fund's short-term performance; current results may differ.

Franklin Strategic Income Securities Fund - Class 2

 Performance reflects the Fund's Class 2 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

 Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

FSI-6
              Past performance does not guarantee future results.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN STRATEGIC INCOME SECURITIES FUND

Financial Highlights

                                                                            Class 1
                                                        --------------------------------------------
                                                        Six Months Ended     Year Ended December 31,
                                                         June 30, 2002   ---------------------------
                                                          (unaudited)       2001       2000    1999/g/
                                                        --------------------------------------------
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period...................     $   9.87     $  9.89     $  9.96  $10.00
                                                        --------------------------------------------
Income from investment operations:
  Net investment income/a/.............................          .37         .76/b/      .82     .38
  Net realized and unrealized losses...................         (.54)       (.32)/b/    (.33)   (.12)
                                                        --------------------------------------------
Total from investment operations.......................         (.17)        .44         .49     .26
                                                        --------------------------------------------
Less distributions from net investment income..........           --/d/     (.46)       (.56)   (.30)
                                                        --------------------------------------------
Net asset value, end of period.........................     $   9.70     $  9.87     $  9.89  $ 9.96
                                                        --------------------------------------------

Total return/c/........................................      (1.67)%       4.51%       4.95%   2.61%

Ratios/supplemental data
Net assets, end of period (000's)......................     $ 62,226     $43,778     $11,437  $4,741
Ratios to average net assets:
  Expenses.............................................         .65%/e/     .71%        .75%    .75%/e/
  Expenses, excluding waiver and payments by affiliate.         .65%/e/     .71%        .99%   1.46%/e/
  Net investment income................................        7.43%/e/    7.48%/b/    8.13%   7.52%/e/
Portfolio turnover rate................................       17.84%/f/   30.32%/f/   29.19%   9.96%



/a/Based on average shares outstanding.
/b/The November, 2000, revised AICPA Audit and Accounting Guide of Investment
   Companies was implemented January 1, 2001 resulting in a decrease to the net investment income and a corresponding increase to the net realized and unrealized losses in the amount of $.018 per share, and a decrease of .18% to the ratio of net investment income to average net assets for the year ended December 31, 2001.
/c/Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
/d/Includes distributions of net investment income in the amount of $.005. /e/Annualized
/f/Excludes mortgage dollar roll transactions.
/g/For the period July 1, 1999 (effective date) to December 31, 1999.

                                                                          FSI-7

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN STRATEGIC INCOME SECURITIES FUND

Financial Highlights (continued)

                                                            Class 2
                                                --------------------------
                                                Six Months Ended  Year Ended
                                                 June 30, 2002   December 31,
                                                  (unaudited)      2001/g/
                                                --------------------------
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period...........     $   9.82       $ 10.14
                                                --------------------------
Income from investment operations:
  Net investment income/a/.....................          .35           .45/b/
  Net realized and unrealized losses...........         (.53)         (.31)/b/
                                                --------------------------
Total from investment operations...............         (.18)          .14
                                                --------------------------
Less distributions from net investment income..           --/d/       (.46)
                                                --------------------------
Net asset value, end of period.................     $   9.64       $  9.82
                                                --------------------------

Total return/c/................................      (1.81)%         1.38%

Ratios/supplemental data
Net assets, end of period (000's)..............     $    158       $    48
Ratios to average net assets:
  Expenses.....................................         .90%/e/       .96%/e/
  Net investment income........................        7.16%/e/      7.05%/b,e/
Portfolio turnover rate........................       17.84%/f/     30.32%/f/



/a/Based on average shares outstanding.
/b/The November, 2000, revised AICPA Audit and Accounting Guide of Investment
   Companies was implemented January 1, 2001 resulting in a decrease to the net investment income and a corresponding increase to the net realized and unrealized losses in the amount of $.018 per share, and a decrease of .18% to the ratio of net investment income to average net assets for the year ended December 31, 2001.
/c/Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
/d/Includes distributions of net investment income in the amount of $.003. /e/Annualized
/f/Excludes mortgage dollar roll transactions.
/g/For the period May 15, 2001 (effective date) to December 31, 2001.

FSI-8
                      See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN STRATEGIC INCOME SECURITIES FUND

Statement of Investments, June 30, 2002 (unaudited)

                                                                                                                  SHARES/
                                                                                                      COUNTRY    WARRANTS
----------------------------------------------------------------------------------------------------------------------------
/a/Warrants
McLeodUSA Inc., wts., 4/16/07 (Cost $22,528)...................................................... United States      3,021

/b/Preferred Stocks .9%
Fresenius Medical Care Capital Trust, 7.875% (Cost $581,789)...................................... United States        600

Convertible Preferred Stocks 2.1%
/a/Communications
McLeodUSA Inc., cvt. pfd.......................................................................... United States      1,364

Consumer Durables .5%
Ford Motor Co. Capital Trust II, 6.50%, cvt. pfd.................................................. United States      5,500

Finance .4%
Capital One Financial, 6.25%, cvt. pfd............................................................ United States      5,000

Industrial Services .3%
Weatherford International Inc., 5.00%, cvt. pfd................................................... United States      4,000

Technology Services .5%
Electronic Data Systems Corp., 7.625%, cvt. pfd................................................... United States      7,500

Transportation .4%
Union Pacific Capital Trust, 6.25%, cvt. pfd...................................................... United States      5,200

Total Convertible Preferred Stocks (Cost $1,475,652)..............................................


                                                                                                                 PRINCIPAL
                                                                                                                 AMOUNT/f/
                                                                                                                 ----------
Bonds 41.6%
Commercial Services .7%
Iron Mountain Inc., senior sub. note, 8.625%, 4/01/13............................................. United States $  300,000
Johnsondiversey Inc., senior sub. note, 144A, 9.625%, 5/15/12..................................... United States    100,000



Communications 3.9%
Allegiance Telecom Inc., senior disc. note, B, zero cpn. to 2/15/03, 11.75% thereafter, 2/15/08... United States    450,000
American Cellular Corp., senior sub. note, 9.50%, 10/15/09........................................ United States    500,000
AT&T Wireless Services Inc., senior note, 8.125%, 5/01/12......................................... United States    600,000
Crown Castle International Corp., senior note, 9.375%, 8/01/11.................................... United States    600,000
Dobson Communications Corp., senior note, 10.875%, 7/01/10........................................ United States    400,000
/c/Global Crossing Holdings Ltd., senior note, 9.50%, 11/15/09....................................    Bermuda       400,000
Nextel Communications Inc., senior disc. note, zero cpn. to 10/31/02, 9.75% thereafter, 10/31/07.. United States    600,000
Nextel Partners Inc., senior note, 12.50%, 11/15/09............................................... United States    400,000
Rural Cellular Corp., senior sub. note, 9.75%, 1/15/10............................................ United States    200,000
Spectrasite Holdings Inc., senior disc. note, zero cpn. to 4/15/04, 11.25% thereafter, 4/15/09.... United States    550,000
Triton PCS Inc., senior sub. note, 9.375%, 2/01/11................................................ United States    600,000
VoiceStream Wireless Corp., senior disc. note, zero cpn. to 11/15/04, 11.875% thereafter, 11/15/09 United States     88,000
/c/XO Communications Inc., senior disc. note, zero cpn. to 6/01/04, 12.25% thereafter, 6/01/09.... United States    400,000



Consumer Non-Durables 3.8%
American Greetings, senior sub. note, 11.75%, 7/15/08............................................. United States    200,000
Armkel Finance Inc., senior sub. note, 9.50%, 8/15/09............................................. United States    600,000
Dimon Inc., senior note, 9.625%, 10/15/11......................................................... United States    500,000
Kellogg Co., note, 6.60%, 4/01/11................................................................. United States    400,000
Revlon Consumer Products Corp., senior note, 9.00%, 11/01/06...................................... United States    500,000
Russell Corp., senior note, 144A, 9.25%, 5/01/10.................................................. United States    200,000




                                                                                                     VALUE
-------------------------------------------------------------------------------------------------------------
/a/Warrants
McLeodUSA Inc., wts., 4/16/07 (Cost $22,528)...................................................... $      378
                                                                                                   ----------
/b/Preferred Stocks .9%
Fresenius Medical Care Capital Trust, 7.875% (Cost $581,789)......................................    541,500
                                                                                                   ----------
Convertible Preferred Stocks 2.1%
/a/Communications
McLeodUSA Inc., cvt. pfd..........................................................................      5,115
                                                                                                   ----------
Consumer Durables .5%
Ford Motor Co. Capital Trust II, 6.50%, cvt. pfd..................................................    309,375
                                                                                                   ----------
Finance .4%
Capital One Financial, 6.25%, cvt. pfd............................................................    240,000
                                                                                                   ----------
Industrial Services .3%
Weatherford International Inc., 5.00%, cvt. pfd...................................................    197,860
                                                                                                   ----------
Technology Services .5%
Electronic Data Systems Corp., 7.625%, cvt. pfd...................................................    279,000
                                                                                                   ----------
Transportation .4%
Union Pacific Capital Trust, 6.25%, cvt. pfd......................................................    267,982
                                                                                                   ----------
Total Convertible Preferred Stocks (Cost $1,475,652)..............................................  1,299,332
                                                                                                   ----------




Bonds 41.6%
Commercial Services .7%
Iron Mountain Inc., senior sub. note, 8.625%, 4/01/13.............................................    308,250
Johnsondiversey Inc., senior sub. note, 144A, 9.625%, 5/15/12.....................................    104,500
                                                                                                   ----------
                                                                                                      412,750
                                                                                                   ----------
Communications 3.9%
Allegiance Telecom Inc., senior disc. note, B, zero cpn. to 2/15/03, 11.75% thereafter, 2/15/08...     51,750
American Cellular Corp., senior sub. note, 9.50%, 10/15/09........................................     92,500
AT&T Wireless Services Inc., senior note, 8.125%, 5/01/12.........................................    490,183
Crown Castle International Corp., senior note, 9.375%, 8/01/11....................................    381,000
Dobson Communications Corp., senior note, 10.875%, 7/01/10........................................    238,000
/c/Global Crossing Holdings Ltd., senior note, 9.50%, 11/15/09....................................      6,000
Nextel Communications Inc., senior disc. note, zero cpn. to 10/31/02, 9.75% thereafter, 10/31/07..    301,500
Nextel Partners Inc., senior note, 12.50%, 11/15/09...............................................    170,000
Rural Cellular Corp., senior sub. note, 9.75%, 1/15/10............................................     97,000
Spectrasite Holdings Inc., senior disc. note, zero cpn. to 4/15/04, 11.25% thereafter, 4/15/09....    145,750
Triton PCS Inc., senior sub. note, 9.375%, 2/01/11................................................    387,000
VoiceStream Wireless Corp., senior disc. note, zero cpn. to 11/15/04, 11.875% thereafter, 11/15/09     62,040
/c/XO Communications Inc., senior disc. note, zero cpn. to 6/01/04, 12.25% thereafter, 6/01/09....      8,000
                                                                                                   ----------
                                                                                                    2,430,723
                                                                                                   ----------
Consumer Non-Durables 3.8%
American Greetings, senior sub. note, 11.75%, 7/15/08.............................................    220,000
Armkel Finance Inc., senior sub. note, 9.50%, 8/15/09.............................................    627,000
Dimon Inc., senior note, 9.625%, 10/15/11.........................................................    526,250
Kellogg Co., note, 6.60%, 4/01/11.................................................................    420,121
Revlon Consumer Products Corp., senior note, 9.00%, 11/01/06......................................    352,500
Russell Corp., senior note, 144A, 9.25%, 5/01/10..................................................    207,000
                                                                                                   ----------
                                                                                                    2,352,871
                                                                                                   ----------

                                                                          FSI-9

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN STRATEGIC INCOME SECURITIES FUND

Statement of Investments, June 30, 2002 (unaudited) (cont.)

                                                                                                        PRINCIPAL
                                                                                            COUNTRY     AMOUNT/f/    VALUE
-----------------------------------------------------------------------------------------------------------------------------
Bonds (cont.)
Consumer Services 13.6%
AOL Time Warner Inc., notes, 6.75%, 4/15/11............................................. United States  $  600,000 $  553,046
CanWest Media Inc., senior sub. note, 10.625%, 5/15/11..................................     Canada        300,000    300,000
/c/Century Communications Corp., senior disc. note, B, 1/15/08.......................... United States     700,000    133,000
Chancellor Media Corp., senior note, 8.00%, 11/01/08.................................... United States     600,000    595,500
Charter Communications Holdings LLC, senior disc. note, zero cpn. to 4/01/04,
 9.92% thereafter, 4/01/11.............................................................. United States     750,000    361,875
CSC Holdings Inc., senior sub. deb., 9.875%, 4/01/23.................................... United States     100,000     74,500
Diamond Holdings PLC, senior note, 9.125%, 2/01/08...................................... United Kingdom    200,000    179,000
D.R. Horton Inc., senior note, 144A, 8.50%, 4/15/12..................................... United States     600,000    605,250
EchoStar Broadband Corp., senior note, 10.375%, 10/01/07................................ United States     600,000    576,000
Host Marriott LP, senior note, 9.25%, 10/01/07.......................................... United States     600,000    606,000
Meristar Hospitality, senior note, 144A, 10.50%, 6/15/09................................ United States     600,000    609,000
Park Place Entertainment Corp., senior sub. note, 9.375%, 2/15/07....................... United States     600,000    630,000
Penton Media Inc., senior sub. note, 10.375%, 6/15/11................................... United States     300,000    184,500
Quebecor Media Inc., senior disc. note, zero cpn. to 7/15/06, 13.75% thereafter, 7/15/11     Canada        400,000    236,000
Royal Caribbean Cruises, senior notes, 7.25%, 3/15/18................................... United States     500,000    385,962
Sinclair Broadcast Group Inc., senior sub. note, 8.75%, 12/15/07........................ United States     500,000    500,000
Six Flags Inc., senior note, 8.875%, 2/01/10............................................ United States     600,000    600,000
Station Casinos Inc., senior sub. note, 9.875%, 7/01/10................................. United States     500,000    531,250
Venetian Casino/LV Sands, 144A, 11.00%, 6/15/10......................................... United States     400,000    404,500
Yell Finance BV, senior disc. note, zero cpn. to 8/01/06, 13.50% thereafter, 8/01/11.... United Kingdom    500,000    342,500
Yell Finance BV, senior note, 10.75%, 8/01/11........................................... United Kingdom    100,000    109,500
                                                                                                                   ----------
                                                                                                                    8,517,383
                                                                                                                   ----------
Electronic Technology .9%
Motors & Gears, senior note, 10.75%, 11/15/06........................................... United States     200,000    192,000
Solectron Corp., senior note, 9.625%, 2/15/09........................................... United States     400,000    366,000
                                                                                                                   ----------
                                                                                                                      558,000
                                                                                                                   ----------
Energy Minerals 1.5%
Chesapeake Energy Corp., senior note, 8.125%, 4/01/11................................... United States     400,000    395,000
Hanover Equipment Trust 01, B, senior secured note, 144A, 8.75%, 9/01/11................ United States     600,000    552,000
                                                                                                                   ----------
                                                                                                                      947,000
                                                                                                                   ----------
Finance 2.6%
General Electric Capital Corp., notes, 6.75%, 3/15/32................................... United States     500,000    492,691
General Motors Acceptance Corp., note, 6.875%, 9/15/11.................................. United States     600,000    596,693
Western Financial Bank-FSB, sub debentures, 9.625%, 5/15/12............................. United States     500,000    502,500
                                                                                                                   ----------
                                                                                                                    1,591,884
                                                                                                                   ----------
Health Services 2.2%
Magellan Health Services Inc., senior sub. note, 9.00%, 2/15/08......................... United States     600,000    219,000
Pacificare Health System, senior note, 144A, 10.75%, 6/01/09............................ United States     400,000    411,500
United Surgical Partners, senior sub. note, 10.00%, 12/15/11............................ United States     500,000    520,000
Ventas Realty LP Capital Corp., senior note, 144A, 9.00%, 5/01/12....................... United States     200,000    206,000
                                                                                                                   ----------
                                                                                                                    1,356,500
                                                                                                                   ----------
Industrial Services .9%
Allied Waste North America Inc., senior note, B, 7.875%, 1/01/09........................ United States     600,000    579,000
                                                                                                                   ----------
Non-Energy Minerals .2%
Century Aluminum Co., first mortgage, 11.75%, 4/15/08................................... United States     100,000    108,000
                                                                                                                   ----------

FSI-10

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN STRATEGIC INCOME SECURITIES FUND

Statement of Investments, June 30, 2002 (unaudited) (cont.)

                                                                                     PRINCIPAL
                                                                          COUNTRY    AMOUNT/f/     VALUE
-----------------------------------------------------------------------------------------------------------
Bonds (cont.)
Process Industries 4.4%
/c/Anchor Glass, first mortgage, 11.25%, 4/01/05...................... United States $  200,000 $   219,000
Buckeye Technologies Inc., senior sub. note, 8.50%, 12/15/05.......... United States    300,000     271,500
Consolidated Container Co. LLC, senior sub. note, 10.125%, 7/15/09.... United States    300,000     256,500
Equistar Chemical, senior note, 10.125%, 9/01/08...................... United States    500,000     480,000
Graham Packaging Co., senior sub. note, B, 8.75%, 1/15/08............. United States    500,000     467,500
Huntsman ICI Chemicals, senior disc. note, zero cpn., 12/31/09........ United States  1,000,000     255,000
Macdermid Inc., senior sub. note, 9.125%, 7/15/11..................... United States    200,000     211,000
Packaging Corp. of America, senior sub. note, 9.625%, 4/01/09......... United States    100,000     108,500
Riverwood International, senior sub. note, 10.875%, 4/01/08........... United States    200,000     209,000
Stone Container Corp., senior note, 144A, 8.375%, 7/01/12............. United States    300,000     303,750
                                                                                                -----------
                                                                                                  2,781,750
                                                                                                -----------
Producer Manufacturing 3.2%
American Axle & Manufacturing, Inc., senior sub. note, 9.75%, 3/01/09. United States    500,000     532,500
Arvinmeritor, note, 8.75%, 3/01/12.................................... United States    200,000     214,724
Joy Global Inc., senior note, 144A, 8.75%, 3/15/12.................... United States    100,000     102,750
NMHG Holding Co., senior note, 144A, 10.00%, 5/15/09.................. United States    100,000     102,000
Nortek Inc., senior note, B, 8.875%, 8/01/08.......................... United States    500,000     506,250
Terex Corp., senior sub. note, 9.25%, 7/15/11......................... United States    300,000     312,000
Terex Corp., senior sub. note, D, 8.875%, 4/01/08..................... United States    200,000     204,000
                                                                                                -----------
                                                                                                  1,974,224
                                                                                                -----------
Retail Trade 1.2%
Kroger Co., senior note, 6.80%, 4/01/11............................... United States    400,000     416,921
Rite Aid Corp., debentures, 7.70%, 2/15/27............................ United States    600,000     342,000
                                                                                                -----------
                                                                                                    758,921
                                                                                                -----------
Transportation 1.2%
/d/CP Ships Ltd., senior note, 144A, 10.375%, 7/15/12................. United States    500,000     490,000
URS Corp., senior sub. note, 12.25%, 5/01/09.......................... United States    300,000     301,500
                                                                                                -----------
                                                                                                    791,500
                                                                                                -----------
Utilities 1.3%
Calpine Corp., senior note, 8.625%, 8/15/10........................... United States    600,000     393,000
CMS Energy Corp., senior note, 7.50%, 1/15/09......................... United States    600,000     414,575
                                                                                                -----------
                                                                                                    807,575
                                                                                                -----------
Total Bonds (Cost $29,247,602)........................................                           25,968,081
                                                                                                -----------
Convertible Bonds 1.9%
Consumer Services .7%
/c/Adelphia Communications Corp., cvt., sub. note, 6.00%, 2/15/06..... United States    450,000      40,500
Charter Communications Inc., cvt., senior note, 4.75%, 6/01/06........ United States    350,000     166,436
Liberty Media Corp., into Motorola, cvt., senior note, 3.50%, 1/15/31. United States    300,000     222,750
                                                                                                -----------
                                                                                                    429,686
                                                                                                -----------
Electronic Technology .8%
International Rectifier Corp., cvt., subordinated note, 4.25%, 7/15/07 United States    250,000     209,063
SCI Systems Inc., cvt., subordinated note, 3.00%, 3/15/07............. United States    450,000     319,500
                                                                                                -----------
                                                                                                    528,563
                                                                                                -----------
Health Technology .4%
ICN Pharmaceuticals Inc., cvt., subordinated note, 6.50%, 7/15/08..... United States    250,000     245,938
                                                                                                -----------
Total Convertible Bonds (Cost $1,839,146).............................                            1,204,187
                                                                                                -----------

                                                                         FSI-11

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN STRATEGIC INCOME SECURITIES FUND

Statement of Investments, June 30, 2002 (unaudited) (cont.)

                                                                                         PRINCIPAL
                                                                            COUNTRY      AMOUNT/f/       VALUE
-----------------------------------------------------------------------------------------------------------------
Other Mortgages/Other Asset Backed Securities 1.7%
Centex Home Equity Loan Trust, 6.39%, 10/25/27.......................... United States $  500,000     $   523,692
GMAC Commercial Mortgage Securities Inc., 1998-C2, A2, 6.42%, 5/15/35... United States    400,000         426,033
Green Tree Financial Corp., 1993-4, B1, 7.20%, 1/15/19.................. United States     44,859          45,201
Vanderbilt Mortgage Finance, 6.525%, 1/07/32............................ United States    125,000         123,214
                                                                                                      -----------
Total Other Mortgages/Other Asset Backed Securities (Cost $1,089,885)...                                1,118,140
                                                                                                      -----------
U.S. Government and Agency Securities/Mortgages 17.0%
Other U.S. Government and Agency Securities 7.3%
FHLMC, 7.00%, 3/15/10................................................... United States    300,000         336,226
FHLMC, 5.50%, 9/15/11................................................... United States    300,000         303,644
FNMA, 6.00%, 12/15/05................................................... United States    500,000         534,327
FNMA, 5.25%, 6/15/06.................................................... United States    500,000         520,828
FNMA, 5.00%, 1/15/07.................................................... United States  1,500,000       1,542,495
FNMA, 6.00%, 5/15/08.................................................... United States    150,000         160,032
FNMA, 5.25%, 1/15/09.................................................... United States    250,000         255,704
FNMA, 6.625%, 11/15/10.................................................. United States    350,000         381,529
FNMA, 6.00%, 5/15/11.................................................... United States    500,000         524,915
                                                                                                      -----------
                                                                                                        4,559,700
                                                                                                      -----------
U.S. Government Agencies/Mortgages 9.4%
FHLMC, 7.50%, 3/01/30................................................... United States     59,870          62,943
FHLMC, 7.50%, 8/01/30................................................... United States     28,247          29,697
FHLMC, 7.00%, 1/01/32................................................... United States    370,112         383,888
FNMA, 7.00%, 5/01/12.................................................... United States     45,082          47,578
FNMA, 6.00%, 4/01/16.................................................... United States     90,847          92,828
FNMA, 6.00%, 7/01/16.................................................... United States    470,660         480,925
FNMA, 5.50%, 10/01/16................................................... United States     96,943          97,197
FNMA, 7.00%, 2/01/29.................................................... United States    138,474         143,907
FNMA, 6.00%, 5/01/29.................................................... United States     84,305          84,767
/d/FNMA, 6.50%, 7/01/29................................................. United States  1,625,356       1,657,355
FNMA, 6.00%, 5/01/31.................................................... United States    191,241         191,075
FNMA, 6.00%, 9/01/31.................................................... United States     95,277          95,194
FNMA, 7.50%, 9/01/31.................................................... United States    411,876         432,602
FNMA, 7.00%, 1/01/32.................................................... United States    199,080         206,464
FNMA, 6.00%, 3/01/32.................................................... United States    799,176         798,333
GNMA, 7.00%, 2/15/29.................................................... United States    168,937         175,862
GNMA, 7.50%, 9/15/30.................................................... United States    102,773         108,582
GNMA, 6.50%, 4/20/31.................................................... United States    130,071         132,460
GNMA, 6.50%, 11/15/31................................................... United States    299,112         305,892
GNMA, 6.00%, 12/15/31................................................... United States    198,668         198,903
GNMA, 6.50%, 2/15/32.................................................... United States     99,811         102,065
GNMA, SF, 8.00%, 6/15/26................................................ United States     34,277          36,640
                                                                                                      -----------
                                                                                                        5,865,157
                                                                                                      -----------
Government Securities .3%
U.S. Treasury Bond, 6.125%, 11/15/27.................................... United States    150,000         158,667
                                                                                                      -----------
Total U.S. Government and Agency Securities/Mortgages (Cost $10,350,233)                               10,583,524
                                                                                                      -----------
Foreign Government and Agency Securities 25.2%
New South Wales Treasury Corp., 6.50%, 5/01/06..........................   Australia      483,000 AUD     276,582
New South Wales Treasury Corp., 8.00%, 3/01/08..........................   Australia      511,000 AUD     312,984
Kingdom of Belgium, 7.75%, 10/15/04.....................................    Belgium        76,000 EUR      80,919

FSI-12

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN STRATEGIC INCOME SECURITIES FUND

Statement of Investments, June 30, 2002 (unaudited) (cont.)

                                                                                   PRINCIPAL
                                                                     COUNTRY       AMOUNT/f/       VALUE
-----------------------------------------------------------------------------------------------------------
Foreign Government and Agency Securities (cont.)
Kingdom of Belgium, 7.50%, 7/29/08...............................    Belgium     $  146,000 EUR $   164,303
Republic of Brazil, 5.00%, 4/15/14...............................     Brazil      1,044,236         655,429
Republic of Brazil, 10.125%, 5/15/27.............................     Brazil          4,000           2,135
Republic of Brazil, 12.25%, 3/06/30..............................     Brazil        716,000         438,550
Republic of Brazil, 11.00%, 8/17/40..............................     Brazil        538,000         308,005
Republic of Brazil DCB, L, FRN, 7.437%, 4/15/12..................     Brazil        250,000         133,438
Republic of Bulgaria, 144A, 8.25%, 1/15/15.......................    Bulgaria       498,000         494,639
Government of Canada, 6.00%, 6/01/11.............................     Canada        635,000 CAD     434,240
Republic of Colombia, 9.75%, 4/23/09.............................    Colombia        85,000          90,823
Republic of Colombia, 10.00%, 1/23/12............................    Colombia       118,000         111,658
Kingdom of Denmark, 5.00%, 8/15/05...............................    Denmark      1,729,000 DKK     232,310
Republic of Ecuador, 12.00%, 11/15/12............................    Ecuador         65,000          44,606
Republic of Ecuador, 144A, 12.00%, 11/15/12......................    Ecuador         75,000          51,469
Republic of Ecuador, FRN, 4.00%, 8/15/30.........................    Ecuador        301,000         154,639
Government of France, 5.50%, 10/25/07............................     France         10,000 EUR      10,155
Government of France, 4.00%, 10/25/09............................     France        943,000 EUR     885,838
Federal Republic of Germany, 6.875%, 5/12/05.....................    Germany        400,000 EUR     422,810
Federal Republic of Germany, 6.00%, 7/04/07......................    Germany        580,000 EUR     610,095
Federal Republic of Germany, 4.50%, 7/04/09......................    Germany        192,000 EUR     186,148
Federal Republic of Germany, 5.00%, 7/04/11......................    Germany        551,000 EUR     547,457
Buoni Poliennali Del Tesoro, 7.75%, 11/01/06.....................     Italy         300,000 EUR     333,669
Buoni Poliennali Del Tesoro, 5.50%, 11/01/10.....................     Italy          43,000 EUR      43,872
Government of Italy, 6.75%, 2/01/07..............................     Italy         130,000 EUR     139,865
United Mexican States, 10.375%, 2/17/09..........................     Mexico        134,000         153,564
United Mexican States, 9.875%, 2/01/10...........................     Mexico        912,000       1,026,000
United Mexican States, 11.375%, 9/15/16..........................     Mexico        802,000         996,485
Government of Netherlands, 5.75%, 2/15/07........................  Netherlands      170,000 EUR     175,967
Government of New Zealand, 7.00%, 7/15/09........................  New Zealand    1,870,000 NZD     928,152
New Zealand, 6, 6.00%, 11/15/11..................................  New Zealand      340,000 NZD     157,666
Republic of Panama, 8.875%, 9/30/27..............................     Panama         85,000          77,350
Republic of Panama, 9.375%, 4/01/29..............................     Panama         75,000          75,750
Republic of Peru, PDI, 4.50%, 3/07/17............................      Peru         345,510         249,631
Republic of Philippines, 9.875%, 3/16/10.........................  Philippines       30,000          32,025
Republic of Philippines, 10.625%, 3/16/25........................  Philippines      752,000         779,072
Federation of Russia, 11.00%, 7/24/18............................     Russia        680,000         733,160
Federation of Russia, FRN, 5.00%, 3/31/30........................     Russia      2,145,000       1,494,797
Federation of Russia, Reg S, 10.00%, 6/26/07.....................     Russia        116,000         123,142
Russia Federation, 3.00%, 5/14/06................................     Russia        160,000         125,000
Bonos Y Oblig Del Estado, 3.25%, 1/31/05.........................     Spain         143,000 EUR     138,049
Bonos Y Oblig Del Estado, 6.00%, 1/31/08.........................     Spain          80,000 EUR      83,850
Government of Spain, 10.15%, 1/31/06.............................     Spain          58,000 EUR      67,883
Kingdom of Sweden, 10.25%, 5/05/03...............................     Sweden        300,000 SEK      34,086
Kingdom of Sweden, 6.00%, 2/09/05................................     Sweden      1,490,000 SEK     165,927
United Kingdom, 7.50%, 12/07/06.................................. United Kingdom    332,000 GBP     555,417
Republic of Venezuela, 9.25%, 9/15/27............................   Venezuela       597,000         384,467
                                                                                                -----------
Total Foreign Government and Agency Securities (Cost $15,471,004)                                15,724,078
                                                                                                -----------
Long Term Investments (Cost $60,077,839).........................                                56,439,220
                                                                                                -----------

                                                                         FSI-13

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN STRATEGIC INCOME SECURITIES FUND

Statement of Investments, June 30, 2002 (unaudited) (cont.)

                                                                                   COUNTRY     SHARES      VALUE
--------------------------------------------------------------------------------------------------------------------
/e/Short Term Investments 12.2%
Franklin Institutional Fiduciary Trust Money Market Portfolio (Cost $7,580,537) United States 7,580,537   7,580,537
                                                                                                        -----------
Total Investments (Cost $67,658,376) 102.6%....................................                          64,019,757
Other Assets, less Liabilities (2.6)%..........................................                          (1,636,102)
                                                                                                        -----------
Net Assets 100.0%..............................................................                         $62,383,655
                                                                                                        -----------

Currency Abbreviations:
AUD - Australian Dollar
CAD - Canadian Dollar
DKK - Danish Krone
EUR - European Union Euro
GBP - British Pound
NZD - New Zealand Dollar
SEK - Swedish Krona




/a/Non-income producing
/b/1 share = $1,000 par value
/c/See Note 6 regarding defaulted securities.
/d/Sufficient collateral has been segregated for securities traded on a when-issued or delayed delivery basis.
/e/The Franklin Institutional Fiduciary Trust Money Market Portfolio is managed by Franklin Advisers, Inc.
/f/The principal amount is stated in U.S. dollars unless otherwise indicated.

FSI-14
                      See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN STRATEGIC INCOME SECURITIES FUND

Financial Statements

Statement of Assets and Liabilities
June 30, 2002 (unaudited)

          Assets:
            Investments in securities:
              Cost....................................... $67,658,376
                                                          -----------
              Value......................................  64,019,757
            Receivables:
              Investment securities sold.................     424,200
              Capital shares sold........................     235,443
              Dividends and interest.....................   1,266,370
                                                          -----------
               Total assets..............................  65,945,770
                                                          -----------
          Liabilities:
            Payables:
              Investment securities purchased............   3,521,928
              Capital shares redeemed....................          99
              Affiliates.................................      29,725
            Other liabilities............................      10,363
                                                          -----------
               Total liabilities.........................   3,562,115
                                                          -----------
                 Net assets, at value.................... $62,383,655
                                                          -----------
          Net assets consist of:
            Undistributed net investment income.......... $ 1,928,414
            Net unrealized depreciation..................  (3,625,854)
            Accumulated net realized loss................    (685,676)
            Capital shares...............................  64,766,771
                                                          -----------
                 Net assets, at value.................... $62,383,655
                                                          -----------
          Class 1:
            Net assets, at value......................... $62,225,887
                                                          -----------
            Shares outstanding...........................   6,416,451
                                                          -----------
            Net asset value and offering price per share. $      9.70
                                                          -----------
          Class 2:
            Net assets, at value......................... $   157,768
                                                          -----------
            Shares outstanding...........................      16,369
                                                          -----------
            Net asset value and offering price per share. $      9.64
                                                          -----------

                                                                         FSI-15
                      See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN STRATEGIC INCOME SECURITIES FUND

Financial Statements (continued)

Statement of Operations
for the six months ended June 30, 2002 (unaudited)

Investment income:
  Dividends................................................................... $    92,972
  Interest....................................................................   2,062,532
                                                                               -----------
    Total investment income...................................................   2,155,504
                                                                               -----------
Expenses:
  Management fees (Note 3)....................................................     101,780
  Administrative fees (Note 3)................................................      52,818
  Distribution fees - Class 2 (Note 3)........................................          85
  Transfer agent fees.........................................................         442
  Custodian fees..............................................................       1,812
  Reports to shareholders.....................................................       5,326
  Professional fees...........................................................       6,985
  Trustees' fees and expenses.................................................         208
  Other.......................................................................       4,924
                                                                               -----------
    Total expenses............................................................     174,380
                                                                               -----------
       Net investment income..................................................   1,981,124
                                                                               -----------
Realized and unrealized gains (losses):
  Net realized gain (loss) from:
    Investments...............................................................    (537,708)
    Foreign currency transactions.............................................       6,961
                                                                               -----------
       Net realized loss......................................................    (530,747)
  Net unrealized appreciation (depreciation) on:
    Investments...............................................................  (2,766,858)
    Translation of assets and liabilities denominated in foreign currencies...      13,124
                                                                               -----------
       Net unrealized depreciation............................................  (2,753,734)
                                                                               -----------
Net realized and unrealized loss..............................................  (3,284,481)
                                                                               -----------
Net decrease in net assets resulting from operations.......................... $(1,303,357)
                                                                               -----------

FSI-16
                      See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN STRATEGIC INCOME SECURITIES FUND

Financial Statements (continued)

Statements of Changes in Net Assets
for the six months ended June 30, 2002 (unaudited) and the year ended December 31, 2001

                                                                                            Six Months Ended    Year Ended
                                                                                             June 30, 2002   December 31, 2001
                                                                                            ---------------- -----------------
Increase (decrease) in net assets:
  Operations:
    Net investment income..................................................................   $ 1,981,124       $ 1,906,729
    Net realized loss from investments and foreign currency transactions...................      (530,747)         (138,623)
    Net unrealized depreciation on investments and translation of assets and liabilities
     denominated in foreign currencies.....................................................    (2,753,734)         (765,241)
                                                                                            ----------------------------------
     Net increase (decrease) in net assets resulting from operations.......................    (1,303,357)        1,002,865
  Distributions to shareholders from:
    Net investment income:
     Class 1...............................................................................       (29,968)       (1,914,278)
     Class 2...............................................................................           (32)           (2,100)
                                                                                            ----------------------------------
  Total distributions to shareholders......................................................      (30,000)        (1,916,378)
  Capital share transactions: (Note 2)
     Class 1...............................................................................    19,776,940        33,253,748
     Class 2...............................................................................       114,104            48,813
                                                                                            ----------------------------------
  Total capital share transactions.........................................................    19,891,044        33,302,561
     Net increase in net assets............................................................    18,557,687        32,389,048
Net assets:
  Beginning of period......................................................................    43,825,968        11,436,920
                                                                                            ----------------------------------
  End of period............................................................................   $62,383,655       $43,825,968
                                                                                            ----------------------------------
Undistributed net investment income included in net assets:
  End of period............................................................................   $ 1,928,414       $   (22,710)
                                                                                            ----------------------------------

                                                                         FSI-17
                      See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN STRATEGIC INCOME SECURITIES FUND

Notes to Financial Statements (unaudited)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of twenty-four series (the Funds). Franklin Strategic Income Securities Fund (the Fund) included in this report is non-diversified. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. As of June 30, 2002, over 99% of the Fund's shares were sold through one insurance company. The Fund's investment objective is growth and income.

The following summarizes the Fund's significant accounting policies.

a. Security Valuation

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Income Taxes

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

d. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Bond discount and premium are amortized on a yield to maturity basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

FSI-18

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN STRATEGIC INCOME SECURITIES FUND

Notes to Financial Statements (unaudited) (continued)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (cont.)

e. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. SHARES OF BENEFICIAL INTEREST

The Fund offers two classes of shares: Class 1 and Class 2. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class, and its exchange privilege.

At June 30, 2002, there were an unlimited number of shares authorized ($.01 par value). Transactions in the Fund's shares were as follows:

                                                  Six Months Ended           Year Ended
                                                    June 30, 2002       December 31, 2001/a/
                                               ----------------------  -----------------------
                                                 Shares      Amount      Shares      Amount
                                               ----------------------------------------------
Class 1 Shares:
Shares sold................................... 2,050,666  $20,469,166  3,561,244  $36,156,662
Shares issued in reinvestment of distributions     3,021       29,968    194,525    1,914,279
Shares redeemed...............................   (72,407)    (722,194)  (476,418)  (4,817,193)
                                               ---------  -----------  ---------  -----------
Net increase.................................. 1,981,280  $19,776,940  3,279,331  $33,253,748
                                               ---------  -----------  ---------  -----------
Class 2 Shares:
Shares sold...................................    11,976  $   118,675      4,754  $    47,845
Shares issued in reinvestment of distributions         3           32        215        2,100
Shares redeemed...............................      (465)      (4,603)      (114)      (1,132)
                                               ---------  -----------  ---------  -----------
Net increase..................................    11,514  $   114,104      4,855  $    48,813
                                               ---------  -----------  ---------  -----------

/a/For the period May 15, 2001 (effective date) to December 31, 2001, for Class
   2.

3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Trust are also officers and/or directors of the following entities:

Entity                                                        Affiliation
------------------------------------------------------------------------------------
Franklin Advisers,Inc. (Advisers)                             Investment manager
Templeton Investment Counsel, LLC (TIC)                       Sub-adviser
Franklin Templeton Services, LLC (FT Services)                Administrative manager
Franklin/Templeton Distributors, Inc. (Distributors)          Principal underwriter
Franklin/Templeton Investor Services, LLC (Investor Services) Transfer agent

The Fund pays an investment management fee to Advisers based on the average net assets of the Fund as follows:

     Annualized Fee Rate Average Daily Net Assets
     ---------------------------------------------------------------------
             .425%       First $500 million
             .325%       Over $500 million, up to and including $1 billion
              .28%       Over $1 billion, up to and including $1.5 billion

Fees are further reduced on assets over $1.5 billion.

                                                                         FSI-19

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN STRATEGIC INCOME SECURITIES FUND

Notes to Financial Statements (unaudited) (continued)


3. TRANSACTIONS WITH AFFILIATES (cont.)

Management fees were reduced on assets invested in the Franklin Institutional Fiduciary Trust Money Market Portfolio (the Sweep Money Fund) in an amount not to exceed the management fees paid by the Sweep Money Fund.

Under a subadvisory agreement, TIC provides subadvisory services to the Fund and receives fees from Advisers based on the average daily net assets of the Fund.

The Fund pays an administrative fee to FT Services of .20% per year of the Fund's average daily net assets.

The Fund reimburses Distributors up to .25% per year of the average daily net assets of Class 2 for costs incurred in marketing the Fund's shares.

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

4. INCOME TAXES

At December 31, 2001, the Fund had tax basis capital losses of $162,828 which may be carried over to offset future capital gains. Such losses expire as follows:

                 Capital loss carryovers expiring in:
                   2007.............................. $ 14,176
                   2009..............................  148,652
                                                      --------
                                                      $162,828
                                                      --------

At December 31, 2001, the Fund had deferred currency losses of $639 occurring subsequent to October 31, 2001. For tax purposes, such losses will be reflected in the year ending December 31, 2002.

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of defaulted securities, foreign currency transactions, mortgage dollar rolls, paydown losses, and bond discounts and premiums.

Net realized losses differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, mortgage dollar rolls, paydown losses, and bond discounts and premiums.

At June 30, 2002, the net unrealized depreciation based on the cost of investments for income tax purposes of $67,735,820 was as follows:

                    Unrealized appreciation.... $ 1,649,109
                    Unrealized depreciation....  (5,365,172)
                                                -----------
                    Net unrealized depreciation $(3,716,063)
                                                -----------

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the period ended June 30, 2002 aggregated $30,190,110 and $8,438,165, respectively.

FSI-20

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN STRATEGIC INCOME SECURITIES FUND

Notes to Financial Statements (unaudited) (continued)


6. CREDIT RISK AND DEFAULTED SECURITIES

The Fund has 48.9% of its portfolio invested in below investment grade and comparable quality unrated high yield securities, which tend to be more sensitive to economic conditions than higher rated securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer. At June 30, 2002, the Fund held defaulted securities with a value aggregating $406,500 representing ..65% of the Fund's net assets. For information as to specific securities, see the accompanying Statement of Investments.

For financial reporting purposes, the Fund discontinues accruing income on defaulted bonds and provides an estimate for losses on interest receivable.

                                                                         FSI-21

                                            FRANKLIN TECHNOLOGY SECURITIES FUND

--------------------------------------------------------------------------------
Fund Goal and Primary Investments: Franklin Technology Securities Fund seeks capital appreciation. The Fund invests in equity securities of companies expected to benefit from the development, advancement and use of technology.
The Fund may have significant holdings in smaller companies and a smaller portion in foreign securities.

--------------------------------------------------------------------------------

During the six months ended June 30, 2002, investors monitored economic indicators for signs of a rebound. We do think that the economy began improving according to a number of indicators that we track. However, consumer confidence, which rose sharply following the September 11 attacks, fell toward period-end as uncertainty continued to pervade the stock markets. Equity markets produced mixed results and experienced volatility over the reporting period. In particular, the technology-laden Nasdaq Composite Index posted a -24.78% return./1 /Projections for a decline in 2002 corporate technology spending coupled with a lack of earnings visibility and an uncertain outlook for sustained profit growth kept technology stocks under pressure.

On a positive note, the technology sector experienced stabilizing corporate revenues and earnings during the period. Throughout most of 2001, technology companies delivered results that mostly disappointed investor expectations. In contrast, more technology companies met expectations and reported fewer negative surprises in 2002's first half.

We believe it is imperative for investors to adhere to sound investment strategies, which generally include diversification, investing in high-quality management teams, focusing on companies with strong financial positions and proactively researching new technologies and investment themes. We have not wavered from our strategy of seeking to buy high-quality companies that generally perform relatively well in declining markets. We continued to focus on identifying and investing in what we considered high-quality, well-established companies as well as a selection of smaller, higher-growth stocks with sustainable competitive advantages and growth prospects. During the period under review, small-cap technology stocks performed relatively better than large-cap technology stocks partly due to smaller companies' ability to find attractive growth opportunities despite an overall economic slowdown. However, we will continue to invest in all market capitalizations

1. Source: Standard & Poor's Micropal. Please see Index Descriptions following the Fund Summaries.

[GRAPHIC]
(Bar chart with data as follows)

Portfolio Breakdown
Franklin Technology Securities Fund
Based on Total Net Assets
6/30/02

Electronic Technology     55.0%
Technology Services       25.7%
Commercial Services        4.5%
Health Technology          3.7%
Consumer Services          2.3%
Finance                    1.1%
Consumer Durables          1.1%
Producer Manufacturing     1.1%
Short-Term Investments &
Other Net Assets           5.5%
within the technology sector because we believe a diversified approach should serve our shareholders well over time.

In our opinion, one of the major issues technology companies faced was the state of corporate information technology (IT) spending. As economies weakened worldwide, corporations focused on cost cutting, which included reducing IT budgets. These budgets are not likely to grow until corporate profits improve. Fortunately, signs have already appeared suggesting that the economy has reached a bottom and may even be rebounding. When corporate profits begin to recover, we believe the focus will quickly shift from cost cutting to revenue enhancing projects aimed at improving efficiency and competitive positions. Many of these projects should involve increased IT spending.

With this backdrop in mind, we positioned the Fund in areas we believe would be the first to enjoy the benefits of a technology capital-spending recovery. In addition, we also increased our holdings in areas that we think should continue to experience relatively healthy spending patterns. We added to our semiconductor and semiconductor equipment holdings because we believe these companies should perform relatively well in a broad economic recovery given their diversified end markets. For example, we purchased shares in Micrel, Xicor, Texas Instruments and Applied Materials. Other areas of focus and related new investments included computer peripherals (Logitech International), IT services (Accenture and Electronic Data Systems) and computer software (Intuit, Netiq, webMethods and Aspen Technology).

We sold positions in some technology segments we think will recover more slowly such as telecommunications equipment (Nokia, CIENA, ONI Systems and DDI Corp.), computer hardware (McData and Sun Microsystems) and health technology (Aviron, Inhale Therapeutics and Cubist Pharmaceuticals).

Looking forward, we are confident that the Fund is well-positioned in terms of growth potential and stock valuations. We will seek to maintain a well-diversified portfolio of large- and small-capitalization stocks. In the short term, we expect ongoing economic challenges and market volatility as the economy transitions out of a widespread slowdown and one of the most significant technology downturns ever. However, we are optimistic about technology stocks' long-term performance. We



 Top 10 Holdings
 Franklin Technology Securities Fund
 6/30/02

                       Company                 % of Total
                       Sector/Industry         Net Assets
                       ----------------------------------

                       Microsoft Corp.            3.3%
                       Technology Services

                       Integrated Circuit
                       Systems Inc.               2.7%
                       Electronic Technology

                       Linear Technology Corp.    2.6%
                       Electronic Technology

                       Intuit Inc.                2.6%
                       Technology Services

                       Network Appliance Inc.     2.4%
                       Electronic Technology

                       Accenture Ltd., A          2.3%
                       Technology Services

                       Applied Materials Inc.     2.0%
                       Electronic Technology

                       KLA-Tencor Corp.           1.9%
                       Electronic Technology

                       Exult Inc.                 1.9%
                       Commercial Services

                       Texas Instruments Inc.     1.9%
                       Electronic Technology

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments.

believe technology companies should once again be able to grow their revenues and earnings at a faster rate than the overall economy, as technology should continue to become an ever-growing part of the global economy.

 This discussion reflects our views, opinions and portfolio holdings as of June 30, 2002, the end of the reporting period. These opinions may not be relied upon as investment advice or an offer for a particular security. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy. Since the Fund concentrates its investments in a single industry or group of industries, it may experience greater volatility than a fund with a more broadly diversified portfolio.

PERFORMANCE SUMMARY AS OF 6/30/02

Franklin Technology Securities Fund - Class 2 delivered a -33.77% cumulative total return for the six-month period ended 6/30/02. Total return of Class 2 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

        Franklin Technology Securities Fund - Class 2*
        Periods ended 6/30/02
                                                                 Since
                                                               Inception
                                                       1-Year  (5/1/00)
        ----------------------------------------------------------------
        Cumulative Total Return                        -43.34%  -64.70%
        Average Annual Total Return                    -43.34%  -38.19%
        Value of $10,000 Investment                     $5,666   $3,530

*Because Class 2 shares were not offered until 9/1/00, standardized Class 2 Fund performance for prior periods represents the historical results of Class 1 shares. For periods beginning on 9/1/00, Class 2's results reflect an additional 12b-1 fee expense, which also affects future performance. Since 9/1/00 (commencement of sales), the cumulative and average annual total returns of Class 2 shares were -73.12% and -51.27%.

Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ.


Franklin Technology Securities Fund - Class 2

 Performance reflects the Fund's Class 2 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

 Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

FT-4
              Past performance does not guarantee future results.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN TECHNOLOGY SECURITIES FUND

Financial Highlights


                                                                Class 1
                                                -------------------------------------
                                                Six Months Ended Year Ended December 31,
                                                 June 30, 2002   --------------------
                                                  (unaudited)       2001      2000/d/
                                                ---------------- ---------  ---------
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period...........    $     5.35    $    7.58  $   10.00
                                                   ----------    ---------  ---------
Income from investment operations:
  Net investment loss/a/.......................          (.02)        (.01)      (.02)
  Net realized and unrealized losses...........         (1.78)       (2.22)     (2.40)
                                                   ----------    ---------  ---------
Total from investment operations...............         (1.80)       (2.23)     (2.42)
                                                   ----------    ---------  ---------
Net asset value, end of period.................    $     3.55    $    5.35  $    7.58
                                                -------------------------------------

Total return/b/................................      (33.64)%     (29.42)%   (24.20)%

Ratios/supplemental data
Net assets, end of period (000's)..............    $    2,691    $   5,126     $9,066
Ratios to average net assets:
  Expenses.....................................      1.04%/c/        1.03%       .99%/c/
  Net investment loss..........................     (.86)%/c/       (.17)%     (.30)%/c/
Portfolio turnover rate........................        79.84%      179.25%    106.77%

/a/Based on average shares outstanding.
/b/Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
/c/Annualized
/d/For the period May 1, 2000 (effective date) to December 31, 2000.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN TECHNOLOGY SECURITIES FUND

Financial Highlights (continued)


                                                                Class 2
                                                -------------------------------------
                                                Six Months Ended Year Ended December 31,
                                                 June 30, 2002   --------------------
                                                   (uaudited)       2001      2000/d/
                                                ---------------- ---------  ---------
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period...........   $      5.33    $    7.57  $   13.13
                                                -------------------------------------
Income from investment operations:
  Net investment loss/a/.......................          (.03)        (.03)      (.01)
  Net realized and unrealized losses...........         (1.77)       (2.21)     (5.55)
                                                -------------------------------------
Total from investment operations...............         (1.80)       (2.24)     (5.56)
                                                -------------------------------------
Net asset value, end of period.................   $      3.53    $    5.33  $    7.57
                                                -------------------------------------

Total return/b/................................      (33.77)%     (29.59)%   (42.35)%

Ratios/supplemental data
Net assets, end of period (000's)..............   $     7,258    $   8,740  $   1,855
Ratios to average net assets:
  Expenses.....................................      1.29%/c/        1.28%      1.24%/c/
  Net investment loss..........................    (1.11)%/c/       (.52)%     (.29)%/c/
Portfolio turnover rate........................        79.84%      179.25%    106.77%

/a/Based on average shares outstanding.
/b/Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year. / /
/c/Annualized
/d/For the period September 1, 2000 (effective date) to December 31, 2000.

FT-6
                      See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN TECHNOLOGY SECURITIES FUND

Statement of Investments, June 30, 2002 (unaudited)


                                                                       SHARES/
                                                                       WARRANTS   VALUE
------------------------------------------------------------------------------------------
Common Stocks And Warrants 94.5%
Commercial Services 4.5%
/a/Exult Inc..........................................................  29,300  $  190,450
Omnicom Group Inc.....................................................   2,100      96,180
/a/Sungard Data Systems Inc...........................................   6,000     158,880
                                                                                ----------
                                                                                   445,510
                                                                                ----------
/a/Consumer Durables 1.1%
THQ Inc...............................................................   3,600     107,352
                                                                                ----------
/a/Consumer Services 2.3%
eBay Inc..............................................................   1,900     117,078
PayPal Inc............................................................   5,400     109,085
                                                                                ----------
                                                                                   226,163
                                                                                ----------
Electronic Technology 55.0%
/a/02Micro International Ltd. (Cayman Islands)........................  13,400     138,690
/a/Apple Computer Inc.................................................   5,600      99,232
/a/Applied Materials Inc..............................................  10,700     203,514
/a/ARM Holdings PLC, ADR (United Kingdom).............................  19,700     128,444
/a/Avocent Corp.......................................................   9,900     157,608
/a/Cirrus Logic Inc...................................................  15,300     114,597
/a/Cisco Systems Inc..................................................  13,400     186,930
/a/Dell Computer Corp.................................................   5,300     138,542
/a/DRS Technologies Inc...............................................   3,900     166,725
/a/Extreme Networks Inc...............................................  16,900     165,113
/a/Hewlett-Packard Co.................................................   9,100     139,048
/a/Integrated Circuit Systems Inc.....................................  13,500     272,565
/a/Integrated Device Technology Inc...................................   6,600     119,724
Intel Corp............................................................   7,300     133,371
International Business Machines Corp..................................   1,600     115,200
/a/Intersil Corp......................................................   6,300     134,694
/a/KLA-Tencor Corp....................................................   4,400     193,556
/a/L-3 Communications Holdings Inc....................................   1,200      64,800
/a/Lexmark International Inc..........................................   2,600     141,440
Linear Technology Corp................................................   8,300     260,869
/a/Logitech International SA, ADR (Switzerland).......................   2,900     136,445
/a/Micrel Inc.........................................................  11,600     166,808
/a/Micron Technology Inc..............................................   6,800     137,496
/a/Microtune Inc......................................................  12,000     106,920
/a/Network Appliance Inc..............................................  19,000     235,790
/a/Novellus Systems Inc...............................................   4,000     136,000
/a/PLX Technology Inc.................................................  11,000      46,750
/a/QUALCOMM Inc.......................................................   4,900     134,701
/a/Semtech Corp.......................................................   4,900     130,830
/a/Taiwan Semiconductor Manufacturing Co. Ltd., wts., 8/23/02 (Taiwan)  79,000     160,790
/a/Tektronix Inc......................................................   6,800     127,228
/a/Teradyne Inc.......................................................   5,600     131,600
Texas Instruments Inc.................................................   8,000     189,600
/a/ViaSat Inc.........................................................  18,400     155,112
/a/Western Digital Corp...............................................  41,100     133,575
/a/Xicor Inc..........................................................  21,800      88,072
/a/Xilinx Inc.........................................................   8,200     183,926
                                                                                ----------
                                                                                 5,476,305
                                                                                ----------

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN TECHNOLOGY SECURITIES FUND

Statement of Investments, June 30, 2002 (unaudited) (cont.)

                                                                              SHARES/
                                                                              WARRANTS   VALUE
-------------------------------------------------------------------------------------------------
Common Stocks and Warrants (cont.)
/a/Finance 1.1%
Investment Technology Group Inc..............................................   3,400  $  111,180
                                                                                       ----------
/a/Health Technology 3.7%
Amgen Inc....................................................................   3,300     138,204
Appelera Corp-Celera Genomics Group..........................................   4,700      56,400
Cygnus Inc...................................................................  26,700      53,934
MedImmune Inc................................................................   4,705     124,212
                                                                                       ----------
                                                                                          372,750
                                                                                       ----------
/a/Producer Manufacturing 1.1%
Mettler-Toledo International Inc. (Switzerland)..............................   2,900     106,923
                                                                                       ----------
Technology Services 25.7%
/a/Accenture Ltd., A (Bermuda)...............................................  12,300     233,700
/a/Actuate Corp..............................................................  23,900     107,550
/a/Affiliated Computer Services Inc., A......................................   3,100     147,188
/a/Altiris Inc...............................................................   7,300      37,902
/a/Aspen Technology Inc......................................................  13,500     112,590
/a/Cadence Design Systems Inc................................................   9,400     151,528
/a/Concord EFS Inc...........................................................   4,800     144,672
Electronic Data Systems Corp.................................................   3,900     144,885
/a/Hewitt Associates Inc.....................................................     300       6,990
/a/Interwoven Inc............................................................  28,200      86,010
/a/Intuit Inc................................................................   5,200     258,544
/a/Microsoft Corp............................................................   6,000     328,200
/a/Netiq Corp................................................................   7,700     174,251
/a/Oracle Corp...............................................................  15,400     145,838
/a/Quest Software Inc........................................................  11,600     168,548
/a/VERITAS Software Corp.....................................................   6,500     128,635
/a/webMethods Inc............................................................  18,100     179,191
                                                                                       ----------
                                                                                        2,556,222
                                                                                       ----------
Total Common Stocks and Warrants (Cost $11,566,617)..........................           9,402,405
                                                                                       ----------
/a,b/Preferred Stocks
Micro Photonix Integration Corp., pfd., C (Cost $8,740)......................   1,384          --
                                                                                       ----------
/c/Short Term Investments 4.8%
Franklin Institutional Fiduciary Trust Money Market Portfolio (Cost $475,092) 475,092     475,092
                                                                                       ----------
Total Investments (Cost $12,050,449) 99.3%...................................           9,877,497
Other Assets, less Liabilities .7%...........................................              71,618
                                                                                       ----------
Net Assets 100.0%............................................................          $9,949,115
                                                                                       ----------

/a/Non-income producing
/b/See Note 6 regarding restricted securities.
/c/The Franklin Institutional Fiduciary Trust Money Market Portfolio is managed by Franklin Advisers Inc.

                      See notes to financial statements.
FT-8

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN TECHNOLOGY SECURITIES FUND

Financial Statements


Statement of Assets and Liabilities
June 30, 2002 (unaudited)

         Assets:
           Investments in securities:
             Cost....................................... $ 12,050,449
                                                         ------------
             Value......................................    9,877,497
           Receivables:
             Investment securities sold.................    1,022,996
             Capital shares sold........................       13,637
             Dividends..................................          552
                                                         ------------
              Total assets..............................   10,914,682
                                                         ------------
         Liabilities:
           Payables:
             Investment securities purchased............      909,130
             Capital shares redeemed....................       26,093
             Affiliates.................................       10,500
           Other liabilities............................       19,844
                                                         ------------
              Total liabilities.........................      965,567
                                                         ------------
                Net assets, at value.................... $  9,949,115
                                                         ------------
         Net assets consist of:
           Undistributed net investment income.......... $    (64,963)
           Net unrealized depreciation..................   (2,172,952)
           Accumulated net realized loss................  (11,878,330)
           Capital shares...............................   24,065,360
                                                         ------------
                Net assets, at value.................... $  9,949,115
                                                         ------------
         Class 1:
           Net assets, at value......................... $  2,691,310
                                                         ------------
           Shares outstanding...........................      758,671
                                                         ------------
           Net asset value and offering price per share. $       3.55
                                                         ------------
         Class 2:
           Net assets, at value......................... $  7,257,805
                                                         ------------
           Shares outstanding...........................    2,055,969
                                                         ------------
           Net asset value and offering price per share. $       3.53
                                                         ------------

                                                                           FT-9
                      See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN TECHNOLOGY SECURITIES FUND

Financial Statements (continued)


Statement of Operations
for the six months ended June 30, 2002 (unaudited)

       Investment income:
         Dividends......................................... $     11,623
                                                            ------------
           Total investment income.........................       11,623
                                                            ------------
       Expenses:
         Management fees (Note 3)..........................       33,621
         Administrative fees (Note 3)......................       15,793
         Distribution fees - Class 2 (Note 3)..............       10,768
         Transfer agent fees...............................          414
         Custodian fees....................................           65
         Reports to shareholders...........................        2,337
         Professional fees.................................       13,517
         Trustees' fees and expenses.......................           71
                                                            ------------
           Total expenses..................................       76,586
                                                            ------------
              Net investment loss..........................      (64,963)
                                                            ------------
       Realized and unrealized losses:
         Net realized loss from investments................  (2,499,830)
                                                            ------------
         Net unrealized depreciation on investments........   (2,408,576)
                                                            ------------
       Net realized and unrealized loss....................   (4,908,406)
                                                            ------------
       Net decrease in net assets resulting from operations $ (4,973,369)
                                                            ------------

FT-10
                      See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN TECHNOLOGY SECURITIES FUND

Financial Statements (continued)


Statements of Changes in Net Assets
for the six months ended June 30, 2002 (unaudited) and the year ended December 31, 2001

                                                                  Six Months         Year
                                                                     Ended           Ended
                                                                 June 30, 2002 December 31, 2001
                                                                 ------------------------------
Increase (decrease) in net assets:
  Operations:
    Net investment loss.........................................  $   (64,963)    $   (39,285)
    Net realized loss from investments..........................   (2,499,830)     (7,742,755)
    Net unrealized appreciation (depreciation) on investments...   (2,408,576)    $ 3,434,350
                                                                 ------------------------------
     Net decrease in net assets resulting from operations.......   (4,973,369)     (4,347,690)
  Capital share transactions: (Note 2)
    Class 1.....................................................     (923,658)       (909,781)
    Class 2.....................................................    1,979,700       8,202,992
                                                                 ------------------------------
  Total capital share transactions..............................    1,056,042       7,293,211
     Net increase (decrease) in net assets......................   (3,917,327)      2,945,521
Net assets:
  Beginning of period...........................................   13,866,442      10,920,921
                                                                 ------------------------------
  End of period.................................................  $ 9,949,115     $13,866,442
                                                                 ------------------------------
Undistributed net investment income included in net assets:
  End of period.................................................  $   (64,963)    $        --
                                                                 ------------------------------

                                                                          FT-11
                      See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN TECHNOLOGY SECURITIES FUND

Notes to Financial Statements (unaudited)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of twenty-four series (the Funds). Franklin Templeton Technology Securities Fund (the Fund) included in this report is non-diversified. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. As of June 30, 2002, over 71% of the Fund's shares were sold through one insurance company. The Fund's investment objective is capital growth.

The following summarizes the Fund's significant accounting policies.

a. Security Valuation

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Restricted securities and securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Income Taxes

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

d. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN TECHNOLOGY SECURITIES FUND

Notes to Financial Statements (unaudited) (continued)


e. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. SHARES OF BENEFICIAL INTEREST

The Fund offers two classes of shares: Class 1 and 2. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class, and its exchange privilege.

At June 30, 2002, there were an unlimited number of shares authorized ($.01 par value). Transactions in the Fund's shares were as follows:

                           Six Months Ended           Year Ended
                             June 30, 2002        December 31, 2001
                         --------------------- ------------------------
                          Shares     Amount      Shares       Amount
                         ----------------------------------------------
         Class 1 Shares:
         Shares sold....    1,573  $    7,266     980,416  $ 6,176,847
         Shares redeemed (201,210)   (930,924) (1,217,667)  (7,086,628)
                         --------  ----------  ----------  -----------
         Net decrease... (199,637) $ (923,658)   (237,251) $  (909,781)
                         --------  ----------  ----------  -----------
         Class 2 Shares:
         Shares sold....  626,374  $2,934,146   1,758,618  $10,174,555
         Shares redeemed (210,262)   (954,446)   (363,746)  (1,971,563)
                         --------  ----------  ----------  -----------
         Net increase...  416,112  $1,979,700   1,394,872  $ 8,202,992
                         --------  ----------  ----------  -----------

3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Trust are also officers and/or directors of the following entities:

Entity                                                        Affiliation
------------------------------------------------------------------------------------
Franklin Templeton Services, LLC (FT Services)                Administrative manager
Franklin Advisers, Inc. (Advisers)                            Investment manager
Franklin/Templeton Distributors, Inc. (Distributors)          Principal underwriter
Franklin/Templeton Investor Services, LLC (Investor Services) Transfer Agent

The Fund pays an administration fee to FT Services of .25% per year of the average daily net assets of the Fund.

The Fund pays an investment management fee to Advisers based on the average net assets of the Fund as follows:

     Annualized Fee Rate                 Daily Net Assets
     ---------------------------------------------------------------------
             .55%        First $500 million
             .45%        Over $500 million, up to and including $1 billion
             .40%        Over $1 billion, up to and including $1.5 billion

Fees are further reduced on net assets over $1.5 billion.

Management fees were reduced on assets invested in the Franklin Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund) in an amount not to exceed the management fees paid by the Sweep Money Fund.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN TECHNOLOGY SECURITIES FUND

Notes to Financial Statements (unaudited) (continued)


3. TRANSACTIONS WITH AFFILIATES (cont.)

The Fund reimburses Distributors up to .25% per year of its average daily net assets of Class 2 for costs incurred in marketing the Fund's shares.

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

4. INCOME TAXES

At December 31, 2001, the Fund had tax basis capital losses of $7,473,033 which may be carried over to offset future capital gains. Such losses expire as follows:

                Capital loss carryovers expiring in:
                  2008.............................. $  133,401
                  2009..............................  7,339,632
                                                     ----------
                                                     $7,473,033
                                                     ----------

At December 31, 2001, the Fund had deferred capital losses occurring subsequent to October 31, 2001 of $793,206. For tax purposes, such losses will be reflected in the year ending December 31, 2002.

Net realized losses differ for financial statement and tax purposes primarily due to differing treatment of wash sales.

At June 30, 2002, the net unrealized depreciation based on the cost of investments for income tax purposes of $12,161,446 was as follows:

                    Unrealized appreciation.... $   359,990
                    Unrealized depreciation....  (2,643,939)
                                                -----------
                    Net unrealized depreciation $(2,283,949)
                                                -----------

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the period ended June 30, 2002, aggregated $10,960,559 and $9,517,006, respectively.

6. RESTRICTED SECURITIES

The Fund may purchase securities through a private offering that generally cannot be resold to the public without prior registration under the Securities Act of 1933. The costs of registering such securities are paid by the issuer. At June 30, 2002, the Fund held one restricted security as follows:

 Shares                  Issuer                   Acquisition Date  Cost  Value
 ------------------------------------------------------------------------------
 1,384. Micro Photonix Integration Corp., pfd., C     6/23/00      $8,740  $--

                                                  FRANKLIN U.S. GOVERNMENT FUND

--------------------------------------------------------------------------------
Fund Goal and Primary Investments: Franklin U.S. Government Fund seeks income. The Fund invests exclusively in U.S. government securities, primarily fixed and variable rate mortgage-backed securities.

--------------------------------------------------------------------------------

During the six months ended June 30, 2002, the Federal Reserve Board (the Fed) left short-term interest rates unchanged, maintaining the federal funds target rate at 1.75%, the lowest level in more than 40 years. The strong growth scenario predicted by many economists deteriorated during the reporting period into a sluggish growth outlook. Some economists lowered their gross domestic product growth estimates for the remainder of 2002, as well as lowered their expectations for Fed tightening before the year is out. Largely due to such expectations, the 2-year Treasury note's yield declined 17 basis points (0.17%), and the 10-year Treasury bond's yield fell 21 basis points (0.21%).

Mortgage rates generally fell during the six months under review, reaching levels not seen since November 2001 when they sank as low as 6.45%. On June 30, 2002, the Federal Home Loan Mortgage Corporation 30-year commitment mortgage rate stood at 6.39%, down from 6.87% at the beginning of the period. In general, as mortgage rates fall, prepayments increase, which makes lower-coupon bonds more attractive to investors during these periods. Because of our proprietary models, we owned many such securities, and the Fund performed well during the reporting period. Another positive trend impacting the Fund was investors' flight to high-quality bonds as the corporate sector continued to experience credit events. Largely as a result, Government National Mortgage Association (GNMA) securities, which offer the same credit risk with lower volatility and higher income than comparable maturity U.S. Treasuries, became increasingly attractive during the reporting period. We believe the relatively high, risk-adjusted returns these bonds have historically offered make them a beneficial diversification tool in any investor's portfolio. On June 30, 2002, 47.5% of the Fund's total net assets were invested in GNMA securities.

[GRAPHIC]
Investment Holdings
Franklin U.S. Government Fund
Based on Total Net Assets
6/30/02

[PIE CHART APPEARS HERE WITH FOLLOWING INFORMATION]

Mortgage-Backed Securities   78.1%
Agency Notes & Bonds         16.5%
Short-Term Investments &
Other Net Assets              5.4%

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments.

                                                                          FUS-1

Looking forward, we believe the economic outlook remains uncertain. Investors continue to search for high-quality assets, and many seem unwilling to move into equities because of stock market volatility. As a result, investors have been seeking shelter in high-quality bonds, such as those in which the Fund invests. Strong corporate productivity and low inflation may allow the Fed to maintain low interest rates to help stimulate the economy, which we believe is beneficial for fixed income investments such as those the Fund holds.

 This discussion reflects our views, opinions and portfolio holdings as of June 30, 2002, the end of the reporting period. These opinions may not be relied upon as investment advice or an offer for a particular security. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.


FUS-2

PERFORMANCE SUMMARY AS OF 6/30/02

Franklin U.S. Government Fund - Class 2 delivered a +4.32% cumulative total return for the six-month period ended 6/30/02. Total return of Class 2 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

          Franklin U.S. Government Fund - Class 2*
          Periods ended 6/30/02
                                                               Since
                                                             Inception
                                      1-Year 5-Year  10-Year (3/14/89)
          ------------------------------------------------------------
          Cumulative Total Return     +8.47% +39.70% +96.92% +169.22%
          Average Annual Total Return +8.47%  +6.92%  +7.01%   +7.73%

* Because Class 2 shares were not offered until 1/6/99, standardized Class 2 Fund performance for prior periods represents the historical results of Class 1 shares. For periods beginning on 1/6/99, Class 2's results reflect an additional 12b-1 fee expense, which also affects future performance. Since 1/6/99 (commencement of sales), the cumulative and average annual total returns of Class 2 shares were +23.39% and +6.23%.

Franklin U.S. Government Fund - Class 2

 Performance reflects the Fund's Class 2 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.


 Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

                                                                          FUS-3
              Past performance does not guarantee future results.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN U.S. GOVERNMENT FUND

Financial Highlights

                                                                              Class 1
                                                -------------------------------------------------------------------
                                                Six Months Ended               Year Ended December 31,
                                                 June 30, 2002   --------------------------------------------------
                                                  (unaudited)       2001       2000      1999      1998      1997
                                                ---------------- --------    --------  --------  --------  --------
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period...........     $  13.16     $  13.16    $  11.78  $  13.89  $  13.92  $  13.47
                                                ---------------- --------    --------  --------  --------  --------
Income from investment operations:
  Net investment income/a/.....................          .38          .80/d/      .79       .83       .99      1.00
  Net realized and unrealized gains (losses)...          .20          .17/d/      .60      (.96)      .01       .21
                                                ---------------- --------    --------  --------  --------  --------
Total from investment operations...............          .58          .97        1.39      (.13)     1.00      1.21
                                                ---------------- --------    --------  --------  --------  --------
Less distributions from net investment income..         (.83)        (.97)       (.01)    (1.98)    (1.03)     (.76)
                                                ---------------- --------    --------  --------  --------  --------
Net asset value, end of period.................     $  12.91     $  13.16    $  13.16  $  11.78  $  13.89  $  13.92
                                                ---------------- --------    --------  --------  --------  --------

Total return/b/................................        4.42%        7.62%      11.82%    (.94)%     7.44%     9.31%

Ratios/supplemental data
Net assets, end of period (000's)..............     $375,844     $392,453    $424,513  $515,033  $710,832  $765,084
Ratios to average net assets:
  Expenses.....................................         .53%/c/      .53%        .52%      .51%      .50%      .50%
  Net investment income........................        5.70%/c/     6.06%/d/    6.48%     6.25%     6.22%     6.49%
Portfolio turnover rate........................       19.26%       29.09%/e/    6.28%     7.90%    31.34%    16.84%




/a/Based on average shares outstanding effective year ended December 31, 1999. /b/Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
/c/Annualized
/d/The November, 2000, revised AICPA Audit and Accounting Guide of Investment
   Companies was implemented January 1, 2001 resulting in an increase (decrease) of $.016 and ($.016) to the net investment income and net realized and unrealized gains per share, respectively, and an increase of .12% to the ratio of net investment income to average net assets for the year ended December 31, 2001.
/e/Excludes mortgage dollar roll transactions.

FUS-4

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN U.S. GOVERNMENT FUND

Financial Highlights (continued)

                                                                    Class 2
                                                ---------------------------------------------
                                                Six Months Ended     Year Ended December 31,
                                                 June 30, 2002   ----------------------------
                                                  (unaudited)       2001      2000     1999/f/
                                                ---------------- -------    -------  --------
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period...........     $ 13.08      $ 13.11    $ 11.78  $  13.89
                                                ---------------------------------------------
Income from investment operations:
  Net investment income/a/.....................         .36          .75/d/     .77       .77
  Net realized and unrealized gains (losses)...         .21          .18/d/     .57      (.92)
                                                ---------------------------------------------
Total from investment operations...............         .57          .93       1.34      (.15)
                                                ---------------------------------------------
Less distributions from net investment income..        (.83)        (.96)      (.01)    (1.96)
                                                ---------------------------------------------
Net asset value, end of period.................     $ 12.82      $ 13.08    $ 13.11  $  11.78
                                                ---------------------------------------------

Total return/b/................................       4.32%        7.37%     11.39%   (1.10)%

Ratios/supplemental data
Net assets, end of period (000's)..............     $64,493      $23,356    $ 3,961  $  1,877
Ratios to average net assets:
  Expenses.....................................        .77%/c/      .78%       .77%      .77%/c/
  Net investment income........................       5.44%/c/     5.69%/d/   6.22%     5.95%/c/
Portfolio turnover rate........................      19.26%       29.09%/e/   6.28%     7.90%



/a/Based on average shares outstanding.
/b/Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
/c/Annualized
/d/The November, 2000, revised AICPA Audit and Accounting Guide of Investment
   Companies was implemented January 1, 2001 resulting in an increase (decrease) of $.016 and ($.016) to the net investment income and net realized and unrealized gains per share, respectively, and an increase of .12% to the ratio of net investment income to average net assets for the year ended December 31, 2001.
/e/Excludes mortgage dollar roll transactions.
/f/For the period January 6, 1999 (effective date) to December 31, 1999.

                                                                          FUS-5
                      See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN U.S. GOVERNMENT FUND

Statement of Investments, June 30, 2002 (unaudited)


                                                                               PRINCIPAL
                                                                                AMOUNT       VALUE
------------------------------------------------------------------------------------------------------
Mortgage-Backed Securities 78.1%
Government National Mortgage Association (GNMA) - Fixed Rate 47.5%
GNMA I, SF, 5.50%, 11/15/28 - 1/15/29........................................ $ 5,369,844 $  5,235,629
GNMA II, 5.50%, 9/20/28 - 1/20/29............................................   2,257,287    2,181,395
GNMA I, SF, 6.00%, 11/15/23 - 12/15/31.......................................  27,936,958   28,049,198
GNMA II, 6.00%, 1/20/24 - 8/20/28............................................   5,736,166    5,744,682
/a/GNMA I, SF, 6.50%, 7/01/29................................................  26,000,000   26,528,125
GNMA I, SF, 6.50%, 5/15/23 - 4/15/32.........................................  45,886,572   47,106,772
GNMA II, 6.50%, 12/20/27 - 2/20/31...........................................  13,604,356   13,893,698
GNMA I, SF, 7.00%, 3/15/22 - 3/15/32.........................................  39,961,656   41,734,213
GNMA I, SF, 7.25%, 11/15/25..................................................     645,965      682,829
GNMA, PL, 7.25%, 5/15/22 - 8/15/22...........................................   2,039,125    2,170,897
GNMA I, SF, 7.50%, 2/15/17 - 5/15/28.........................................  12,164,988   12,945,515
GNMA II, 7.50%, 11/20/16 - 11/20/26..........................................   7,693,850    8,155,351
GNMA I, SF, 8.00%, 4/15/05 - 6/15/25.........................................   6,618,382    7,132,466
GNMA II, 8.00%, 7/20/16 - 8/20/26............................................     616,284      659,843
GNMA I, SF, 8.25%, 4/15/25...................................................     287,056      309,063
GNMA I, SF, 8.50%, 8/15/21 - 12/15/24........................................   1,612,118    1,751,499
GNMA I, SF, 9.00%, 4/15/16 - 2/15/21.........................................     934,857    1,032,932
GNMA I, SF, 9.50%, 7/15/16 - 12/15/21........................................   1,498,296    1,679,473
GNMA II, 9.50%, 4/20/25......................................................     141,708      158,390
GNMA I, SF, 10.00%, 8/15/17 - 8/15/21........................................   1,741,063    1,964,845

                                                                                          ------------
                                                                                           209,116,815

                                                                                          ------------
Federal National Mortgage Association (FNMA) - Fixed Rate 20.1%
FNMA, 6.00%, 1/01/24 - 12/01/31..............................................  40,208,487   40,195,597
/a/FNMA, 6.50%, 7/01/29......................................................   4,510,402    4,600,610
FNMA, 6.50%, 1/01/24 - 6/01/24...............................................  30,909,233   31,722,878
FNMA, 7.00%, 5/01/24 - 9/01/31...............................................   4,717,023    4,895,485
FNMA, PL, 7.00%, 3/17/35.....................................................   2,415,704    2,559,472
FNMA, 7.50%, 4/01/23 - 8/01/25...............................................   2,158,143    2,280,736
FNMA, 8.00%, 7/01/16 - 2/01/25...............................................   2,172,796    2,332,642
FNMA, 8.50%, 10/01/19 - 2/01/22..............................................      87,324       94,502

                                                                                          ------------
                                                                                            88,681,922

                                                                                          ------------
Federal National Mortgage Association (FNMA) - Adjustable Rate 2.5%
FNMA, Cap 12.49%, Margin 2.00% + CMT, Resets Annually, 5.942%, 2/01/19.......   1,419,780    1,457,460
FNMA, Cap 12.819%, Margin 2.127% + CMT, Resets Annually, 5.922%, 9/01/18.....   1,701,043    1,755,225
FNMA, Cap 13.313%, Margin 2.126% + CMT, Resets Annually, 6.379%, 7/01/19.....   1,708,388    1,766,712
FNMA, Cap 13.644%, Margin 2.011% + CMT, Resets Annually, 5.924%, 1/01/18.....   5,299,762    5,435,024
FNMA, Cap 15.156%, Margin 2.284% + 3CMT, Resets Tri-Annually, 7.252%, 3/01/20     711,233      744,294

                                                                                          ------------
                                                                                            11,158,715

                                                                                          ------------
Federal Home Loan Mortgage Corp. (FHLMC) - Fixed Rate 7.4%
FHLMC, 6.00%, 1/01/24 - 2/01/32..............................................  16,593,823   16,639,270
FHLMC, 7.00%, 4/01/24 - 2/01/31..............................................  10,929,476   11,370,317
FHLMC, 7.50%, 11/01/22 - 5/01/24.............................................   1,848,734    1,958,990
FHLMC, 8.00%, 1/01/17 - 5/01/22..............................................     808,162      867,932
FHLMC, 8.50%, 4/01/18 - 3/01/22..............................................     375,251      405,921
FHLMC, 15 year, 6.50%, 6/01/08 - 9/01/31.....................................   1,096,431    1,149,116
FHLMC, 15 year, 9.00%, 3/01/03...............................................      19,596       19,839

                                                                                          ------------
                                                                                            32,411,385

                                                                                          ------------

FUS-6

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN U.S. GOVERNMENT FUND

Statement of Investments, June 30, 2002 (unaudited) (cont.)

                                                                                                     PRINCIPAL
                                                                                                      AMOUNT        VALUE
-----------------------------------------------------------------------------------------------------------------------------
Mortgage-Backed Securities (cont.)
Federal Home Loan Mortgage Corp. (FHLMC) - Adjustable Rate .6%
FHLMC, Cap 12.522%, Margin 2.105% + CMT, Resets Annually, 6.886%, 6/01/22.......................... $ 1,116,644 $  1,153,068
FHLMC, Cap 13.458%, Margin 2.195% + CMT, Resets Annually, 7.264%, 2/01/19..........................   1,451,329    1,503,502

                                                                                                                ------------
                                                                                                                   2,656,570

                                                                                                                ------------
Total Mortgage-Backed Securities (Cost $331,832,650)                                                             344,025,407

                                                                                                                ------------
Other Agency Securities 16.5%
FICO Strip, Series 12, zero cpn., 12/06/14.........................................................  13,569,000    6,341,038
FICO Strip, zero cpn., 5/11/13.....................................................................  10,000,000    5,257,150
FICO Strip, Series 12, zero cpn., 6/06/14..........................................................   9,454,000    4,581,616
FICO Strip, Series 16, zero cpn., 10/05/10.........................................................   4,745,000    3,027,395
Housing Urban Development, 96-A, 7.63%, 8/01/14....................................................   5,000,000    5,377,775
Housing Urban Development, 96-A, 7.66%, 8/01/15....................................................   5,000,000    5,354,065
Small Business Administration, 6.00%, 9/01/18......................................................   8,200,105    8,414,489
Small Business Administration, 6.45%, 12/01/15.....................................................   3,032,995    3,176,190
Small Business Administration, 6.70%, 12/01/16.....................................................   3,415,075    3,607,611
Small Business Administration, 6.85%, 7/01/17......................................................   3,689,602    3,908,393
Small Business Administration, Cap 10.85%, Margin Prime - .40%, Resets Quarterly, 4.35%, 6/25/19...   1,738,791    1,859,385
Small Business Administration, Cap 10.875%, Margin Prime - .125%, Resets Quarterly, 4.625%, 3/25/18   1,815,531    1,949,551
Student Loan Marketing Association, zero cpn., 5/15/14.............................................  15,000,000    5,840,895
Tennessee Valley Authority, zero cpn., 4/15/42.....................................................   6,000,000    3,232,140
Tennessee Valley Authority, 5.88%, 4/01/36.........................................................  10,000,000   10,635,806

                                                                                                                ------------
Total Other Agency Securities (Cost $67,676,214)...................................................               72,563,499

                                                                                                                ------------
Total Long Term Investments (Cost $399,508,864)....................................................              416,588,906

                                                                                                                ------------
/b/Repurchase Agreement 12.0%......................................................................
Joint Repurchase Agreement, 1.903%, 7/01/02, (Maturity Value $52,686,398) (Cost $52,678,044).......  52,678,044   52,678,044
  ABN AMRO Inc. (Maturity Value $5,141,665)
  BNP Paribas Securities Corp. (Maturity Value $5,141,665)
  Barclays Capital Inc. (Maturity Value $5,141,665)
  Bear, Stearns & Co. Inc. (Maturity Value $4,570,546)
  Deutsche Banc Alex Brown Inc. (Maturity Value $4,570,546)
  Dresdner Kleinwort Wasserstein Securities LLC (Maturity Value $5,141,665)
  Goldman, Sachs & Co. (Maturity Value $5,141,665)
  Greenwich Capital Markets Inc. (Maturity Value $5,141,665)
  Lehman Brothers Inc. (Maturity Value $2,411,986)
  Morgan Stanley & Co. Inc. (Maturity Value $5,141,665)
  UBS Warburg LLC (Maturity Value $5,141,665)
  Collateralized by U.S. Treasury Bills, Notes, and Bonds, and U.S. Government Agency Securities

                                                                                                                ------------
Total Investments (Cost $452,186,908) 106.6%.......................................................              469,266,950
Other Assets, less Liabilities (6.6)%..............................................................              (28,929,950)

                                                                                                                ------------
Net Assets 100.0%..................................................................................             $440,337,000

                                                                                                                ------------

/a/Sufficient collateral has been segregated for securities traded on a when-issued or delayed delivery basis.
/b/See Note 1(b) regarding joint repurchase agreement.

                                                                          FUS-7
                      See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN U.S. GOVERNMENT FUND

Financial Statements


Statement of Assets and Liabilities
June 30, 2002 (unaudited)

         Assets:
           Investments in securities:
             Cost....................................... $399,508,864
                                                         ------------
             Value......................................  416,588,906
           Repurchase agreement, at value and cost......   52,678,044
           Receivables:
             Investment securities sold.................   16,395,205
             Capital shares sold........................       26,713
             Interest...................................    2,508,495
                                                         ------------
              Total assets..............................  488,197,363
                                                         ------------
         Liabilities:
           Payables:
             Investment securities purchased............   47,363,845
             Capital shares redeemed....................      270,897
             Affiliates.................................      206,231
           Other liabilities............................       19,390
                                                         ------------
              Total liabilities.........................   47,860,363
                                                         ------------
                Net assets, at value.................... $440,337,000
                                                         ------------
         Net assets consist of:
           Undistributed net investment income.......... $ 11,994,970
           Net unrealized appreciation..................   17,080,042
           Accumulated net realized loss................  (13,996,614)
           Capital shares...............................  425,258,602
                                                         ------------
                Net assets, at value.................... $440,337,000
                                                         ------------
         Class 1:
           Net assets, at value......................... $375,843,508
                                                         ------------
           Shares outstanding...........................   29,103,098
                                                         ------------
           Net asset value and offering price per share. $      12.91
                                                         ------------
         Class 2:
           Net assets, at value......................... $ 64,493,492
                                                         ------------
           Shares outstanding...........................    5,030,926
                                                         ------------
           Net asset value and offering price per share. $      12.82
                                                         ------------


FUS-8
                      See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN U.S. GOVERNMENT FUND

Financial Statements (continued)


Statement of Operations
for the six months ended June 30, 2002 (unaudited)

        Investment income:
          Interest.......................................... $13,315,429
                                                             -----------
        Expenses:
          Management fees (Note 3)..........................   1,077,437
          Distribution fees - Class 2 (Note 3)..............      57,207
          Transfer agent fees...............................       5,580
          Custodian fees....................................       2,159
          Reports to shareholders...........................      23,428
          Professional fees.................................       7,997
          Trustees' fees and expenses.......................       2,088
          Other.............................................       4,852
                                                             -----------
            Total expenses..................................   1,180,748
                                                             -----------
               Net investment income........................  12,134,681
                                                             -----------
        Realized and unrealized gains:
            Net realized gain from investments..............     140,504
            Net unrealized appreciation on investments......   6,116,772
                                                             -----------
        Net realized and unrealized gain....................   6,257,276
                                                             -----------
        Net increase in net assets resulting from operations $18,391,957
                                                             -----------


                                                                          FUS-9
                      See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN U.S. GOVERNMENT FUND

Financial Statements (continued)


Statements of Changes in Net Assets
for the six months ended June 30, 2002 (unaudited) and the year ended December 31, 2001

                                                               Six Months
                                                                  Ended        Year Ended
                                                              June 30, 2002 December 31, 2001
                                                              ------------- -----------------
Increase (decrease) in net assets:
  Operations:
    Net investment income.................................... $ 12,134,681       $ 25,560,912
    Net realized gain from investments.......................      140,504          1,863,562
    Net unrealized appreciation on investments...............    6,116,772          3,462,516
                                                              -------------------------------
     Net increase in net assets resulting from operations....   18,391,957         30,886,990
  Distributions to shareholders from net investment income:
     Class 1.................................................  (22,736,492)       (28,682,700)
     Class 2.................................................   (3,744,993)          (994,935)
                                                              -------------------------------
  Total distributions to shareholders........................  (26,481,485)       (29,677,635)
  Capital share transactions: (Note 2)
     Class 1.................................................  (10,367,025)       (33,635,462)
     Class 2.................................................   42,984,281         19,761,020
                                                              -------------------------------
  Total capital share transactions...........................   32,617,256        (13,874,442)
     Net increase (decrease) in net assets...................   24,527,728        (12,665,087)
Net assets:
  Beginning of period........................................  415,809,272        428,474,359
                                                              -------------------------------
  End of period.............................................. $440,337,000       $415,809,272
                                                              -------------------------------
Undistributed net investment income included in net assets:
  End of period.............................................. $ 11,994,970       $ 26,340,500
                                                              -------------------------------


FUS-10
                      See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN U.S. GOVERNMENT FUND

Notes to Financial Statements (unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of twenty-four series (the Funds). Franklin U.S. Government Fund (the Fund) included in this report is diversified. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. As of June 30, 2002, over 93% of the Fund's shares were sold through one insurance company. The Fund's investment objective is current income.

The following summarizes the Fund's significant accounting policies.

a. Security Valuation

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b. Joint Repurchase Agreement

The Fund may enter into a joint repurchase agreement whereby its uninvested cash balance is deposited into a joint cash account to be used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the Fund based on its pro-rata interest. A repurchase agreement is accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Fund's custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the Funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. At June 30, 2002, all repurchase agreements had been entered into on June 28, 2002.

c. Income Taxes

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

d. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Bond discount and premium are amortized on a yield to maturity basis. Distributions to shareholders are recorded on the ex-dividend date.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

                                                                         FUS-11

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN U.S. GOVERNMENT FUND

Notes to Financial Statements (unaudited) (continued)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (cont.)

e. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. SHARES OF BENEFICIAL INTEREST

The Fund offers two classes of shares: Class 1 and Class 2. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

At June 30, 2002, there were an unlimited number of shares authorized ($.01 par value). Transactions in the Fund's shares were as follows:

                                                      Six Months Ended              Year Ended
                                                        June 30, 2002           December 31, 2001
                                                  ---------------------------------------------------
Class 1 Shares:                                     Shares       Amount       Shares        Amount
                                                  ---------------------------------------------------
  Shares sold....................................    912,213  $ 12,209,012   3,465,164  $  45,802,899
  Shares issued in reinvestment of distributions.  1,762,519    22,736,492   2,260,260     28,682,700
  Shares redeemed................................ (3,389,676)  (45,312,529) (8,169,867)  (108,121,061)
                                                  ---------------------------------------------------
  Net decrease...................................   (714,944) $(10,367,025) (2,444,443) $ (33,635,462)
                                                  ---------------------------------------------------
Class 2 Shares:
  Shares sold....................................  3,727,701  $ 49,517,032   6,896,233  $  90,405,523
  Shares issued in reinvestment of distributions.    292,350     3,744,993      78,838        994,935
  Shares redeemed................................   (774,556)  (10,277,744) (5,491,777)   (71,639,438)
                                                  ---------------------------------------------------
  Net increase...................................  3,245,495  $ 42,984,281   1,483,294  $  19,761,020
                                                  ---------------------------------------------------

3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Trust are also officers and/or directors of the following entities:

Entity                                                        Affiliation
------------------------------------------------------------------------------------
Franklin Templeton Services, LLC (FT Services)                Administrative manager
Franklin Advisers, Inc. (Advisers)                            Investment manager
Franklin/Templeton Distributors, Inc. (Distributors)          Principal underwriter
Franklin/Templeton Investor Services, LLC (Investor Services) Transfer agent

The Fund pays an investment management fee to Advisers based on the average net assets of the Fund as follows:

    Annualized Fee Rate Daily Net Assets
    -----------------------------------------------------------------------
           .625%        First $100 million
           .50%         Over $100 million, up to and including $250 million
           .45%         Over $250 million, up to and including $10 billion

Fees are further reduced on net assets over $10 billion.

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the average daily net assets, and is not an additional expense of the Fund.

FUS-12

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN U.S. GOVERNMENT FUND

Notes to Financial Statements (unaudited) (continued)


3. TRANSACTIONS WITH AFFILIATES (cont.)

The Fund reimburses Distributors up to .25% per year of its average daily net assets of Class 2, for costs incurred in marketing the Fund's shares.

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

4. INCOME TAXES

At December 31, 2001, the Fund had tax basis capital losses, which may be carried over to offset future capital gains. Such losses expire as follows:

                Capital loss carryover expiring in:
                2002............................... $ 7,388,670
                2003...............................     826,481
                2005...............................     169,754
                2008...............................   5,752,213
                                                    -----------
                                                    $14,137,118
                                                    -----------

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of mortgage dollar rolls, paydown losses, bond discounts and premiums.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of mortgage dollar rolls, paydown losses, bond discounts and premiums.

At June 30, 2002, the net unrealized appreciation based on the cost of investments for income tax purposes of $452,199,862 was as follows:

                    Unrealized appreciation.... $17,789,848
                    Unrealized depreciation....    (722,760)
                                                -----------
                    Net unrealized appreciation $17,067,088
                                                -----------

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the period ended June 30, 2002 aggregated $99,909,846 and $79,393,331, respectively.

                                                                         FUS-13

                                               MUTUAL DISCOVERY SECURITIES FUND

--------------------------------------------------------------------------------
Fund Goals and Primary Investments: Mutual Discovery Securities Fund seeks capital appreciation. Using a value-driven approach, the Fund invests primarily in U.S. and foreign equity securities of companies that the Fund's manager believes are available at market prices less than their value based on certain recognized or objective criteria. Investments include undervalued stocks, restructuring companies and distressed companies. The Fund may also invest a significant portion in small capitalization companies.

--------------------------------------------------------------------------------

The beginning of 2002 saw widespread expectations for rapid and robust economic recovery. While these hopes proved overly optimistic, the global economy still appeared to be on a stronger footing than at the end of 2001, even though it was struggling to gain momentum. As weaker economic data reflected the fragility of the U.S. economic re-covery in the latter half of the reporting period, the U.S. dollar weakened appreciably against the euro, yen and pound. We generally hedge the Fund's currency exposure to focus on business fundamentals. Although we had partially removed our hedge versus the euro in the belief that it was undervalued, our remaining currency hedges proved a slight headwind for Fund performance.

The first six months of 2002 encompassed a period of substantial market volatility and broadly negative stock returns, driven largely by bad economic, corporate and geopolitical news and declining investor confidence. The great boom areas of the late 1990s -- technology, media and telecommunications -- were the same industries suffering the heaviest losses during the reporting period. Throughout the past few years' bull and bear markets, we have remained disciplined in our investing approach.

In a persistently difficult investment environment, Mutual Discovery Securities Fund posted slightly positive returns for the six months ended June 30, 2002. Of course, we are never happy to report such small returns for our shareholders. However, against the backdrop of unprecedented capital destruction and deeply negative overall performance within the equities markets, we believe these results are quite acceptable. The Fund also compared very favorably to its benchmarks, the Standard & Poor's 500 Composite Index (S&P 500) and Morgan Stanley Capital International World Index, which weakened appreciably in tandem during the latter half of the reporting period and returned -13.15% and -8.60% during the six months under review./1/

1. Source: Standard & Poor's Micropal. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio. Please see Index Descriptions following the Fund Summaries.

[GRAPHIC]
(Bar chart with data as follows)

Geographic Distribution
Mutual Discovery Securities Fund
Based on Total Net Assets
6/30/02

U.S.                            37.7%
U.K.                             9.8%
France                           6.6%
Canada                           5.4%
Spain                            4.1%
Switzerland                      3.8%
Netherlands                      2.5%
Irish Republic                   2.5%
Denmark                          2.0%
Japan                            1.9%
Norway                           1.9%
Belgium                          1.8%
Sweden                           1.8%
Germany                          1.5%
South Korea                      1.0%
Other Countries                  2.1%
U.S. Government Agencies
& Other Net Assets              13.6%

We attribute our performance during the first half of 2002 primarily to our continued focus on individual securities, which are often misunderstood, and our stringent due diligence and investment discipline, which can help us avoid major mistakes. The last few years have reminded many investors that a single year of severe losses can eliminate the progress of several years' diligent efforts to grow capital. As such, preservation of capital has always been a key tenet of our investment philosophy.

At Mutual Advisers, we focus on the value of businesses and buy only securities that are trading at meaningful discounts to our estimate of intrinsic value. We build a portfolio of securities whose returns are largely dependent upon individual drivers rather than the movements of overall markets or industries. Our three-pronged approach of investing in undervalued common stocks with a willingness to be activists when necessary, investing in bankruptcy and distressed companies, and participating in arbitrage opportunities has produced solid returns over time with less risk than the overall market.

The top three contributors to Fund performance this reporting period were British American Tobacco (BAT), the second-largest global tobacco company; Irish Life & Permanent, a financial services company; and Imperial Tobacco Group, a U.K.-based tobacco company. BAT's and Imperial's stock prices rose as investors apparently sought businesses with assured prospects in an uncertain economy, solid cash flows and low valuations. Imperial also benefited from its acquisition of Reemtsma, a private German tobacco company. We have confidence in the operating abilities of both companies' management teams, and believe continued tobacco industry consolidation bodes well for improving financial returns. Irish Life rose mainly due to its solid operational performance and the Irish economy's continued strength. We purchased this well-capitalized company when investors shunned Irish financial stocks as unexciting, slow-growth investments compared with the once-booming technology, media and telecommunications companies.

We sustained our biggest losses during the reporting period in our telecommunications and cable positions, namely Adelphia Communications (debt securities), and the stocks of Sprint/FON Group and AT&T Wireless. We are generally attracted to areas with difficult environments and poorly performing securities; we have found that these areas typically provide attractive long-term opportunities.



 Top 10 Sectors/Industries
 Mutual Discovery Securities Fund
 Based on Equity Securities
 6/30/02

                                               % of Total
                                               Net Assets
                       ----------------------------------
                       Insurance                  7.4%

                       Tobacco                    7.2%

                       Media                      6.0%

                       Food Products              5.6%

                       Banks                      5.4%

                       Diversified Financials     5.3%

                       Beverages                  4.5%

                       Oil & Gas                  3.5%

                       Construction &
                       Engineering                3.3%

                       Paper & Forest Products    2.9%

The telecommunications sector certainly performed poorly, routed by plummeting demand and negative earnings surprises; however, we misjudged the extent of the telecommunications market's many difficulties and, in retrospect, bought these securities too early. We underestimated the industry's competitive intensity, the impact that financially strapped players would have on pricing dynamics, and the extent to which a weak economy would contribute to slower demand growth. Additionally, in the case of Adelphia, we initially purchased subordinated debt securities that turned out to be less protected than we thought as the company revealed improper accounting practices that overstated cash flows.

During the first half of 2002, market volatility presented us with opportunities to add to existing positions and establish new ones. One position we increased significantly was Groupe Danone, a food com-pany with strategic positions in yogurt, cookies, snacks and bottled water. Danone experienced some difficulties in its U.S. and Chinese water businesses, which presented us with an opportunity to purchase shares at an attractive valuation, in our opinion. We believe manage- ment is appropriately addressing its quandaries, including a recent partnership with Coca-Cola to distribute its bottled water in the U.S. Additionally, we believe the businesses at Danone could make an attractive acquisition target for any one of several larger food companies.

Another position we added to is Conoco, whose proposed merger with Phillips Petroleum offers what we believe to be significant strategic and financial synergies that could position the combined entity to create substantial value going forward. We also initiated a position in Solvay, a Belgian chemicals/pharmaceuticals hybrid. We believed Solvay's shares were trading at a significant discount to their underlying value, and that management had shown willingness to restructure the business pro- actively in the interest of shareholders.

We also took opportunities to sell positions that we thought became fully valued. For example, we eliminated USA Interactive at a profit after the company announced a deal in which it sold a significant portion of its assets to Vivendi Universal. We also sold our position in Swedish Match when it became fully valued, in our analysis, primarily due to investor speculation that the company had become an acquisi- tion target. We sold most of the Fund's stake in the equity of PG&E, parent of California utility Pacific Gas & Electric, after the stock more than doubled from our cost basis in the first half of 2001.



 Top 10 Holdings
 Mutual Discovery Securities Fund
 6/30/02

                     Company
                     Sector/Industry,            % of Total
                     Country                     Net Assets
                     --------------------------------------

                     Berkshire Hathaway
                     Inc., A & B                    2.5%
                     Insurance, U.S.

                     British American
                     Tobacco PLC                    1.7%
                     Tobacco, U.K.

                     Carlsberg AS, B                1.6%
                     Beverages, Denmark

                     Imperial Tobacco Group PLC     1.5%
                     Tobacco, U.K.

                     Altadis SA                     1.5%
                     Tobacco, Spain

                     Vinci SA                       1.4%
                     Construction & Engineering,
                     France

                     Lagardere SCA                  1.4%
                     Media, France

                     Farmer Brothers Co.            1.4%
                     Food Products, U.S.

                     Kroger Co.                     1.4%
                     Food & Drug Retailing, U.S.

                     Brown-Forman Corp., A & B      1.3%
                     Beverages, U.S.


The dollar value, number shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments.

Lastly, we sold Tyco International on negative news, after it became apparent that the company's accounting policies were questionable.

Looking forward, it is impossible to predict how the overall securities markets will fare. Regardless, we believe Mutual Discovery Securities Fund is well-positioned no matter how the markets perform, with securities specifically chosen for their limited downside and significant appreciation potential. On June 30, 2002, the Fund held 6.4% of its total net assets in distressed/bankruptcy positions and 13.6% in cash (short-term investments and other net assets). This shift in the Fund's mix compares with 5.7% of total net assets in distressed/bankruptcy positions and 20.7% in cash at year-end 2001. We have been finding attractive opportunities in undervalued equities in the U.S. and abroad, as well as in the distressed arena as more companies are finding them- selves in financial trouble. We are still seeing relatively few attractive arbitrage opportunities. Historically, periods of financial stress and market weakness have given rise to attractive opportunities for us to invest your capital.

As always, we will strive to provide our shareholders with excellent risk-adjusted returns using our unique approach of investing in undervalued securities, distressed debt and risk arbitrage. We will continue to work diligently to find the most attractive, long-term investment opportunities globally, those offering little downside risk and substantial upside potential.

 This discussion reflects our views, opinions and portfolio holdings as of June 30, 2002, the end of the reporting period. These opinions may not be relied upon as investment advice or an offer for a particular security. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

PERFORMANCE SUMMARY AS OF 6/30/02

Mutual Discovery Securities Fund - Class 2 delivered a +0.76% cumulative total return for the six-month period ended 6/30/02. Total return of Class 2 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

 Mutual Discovery Securities Fund - Class 2*
 Periods ended 6/30/02

                                                           Since
                                                         Inception
                                          1-Year 5-Year  (11/8/96)
              ----------------------------------------------------
              Cumulative Total Return     -4.80% +40.40%  +59.00%
              Average Annual Total Return -4.80%  +7.02%   +8.57%
              Value of $10,000 Investment $9,520 $14,040  $15,900

*Because Class 2 shares were not offered until 1/6/99, standardized Class 2 Fund performance for prior periods represents the historical results of Class 1 shares. For periods beginning on 1/6/99, Class 2's results reflect an additional 12b-1 fee expense, which also affects future performance. Since 1/6/99 (commencement of sales), the cumulative and average annual total returns of Class 2 shares were +33.21% and +8.59%.

Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ.

Mutual Discovery Securities Fund - Class 2


 Performance reflects the Fund's Class 2 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits.
 See the contract prospectus for a complete description of these expenses, including sales charges.


 Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

                                                                           MD-5
              Past performance does not guarantee future results.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

MUTUAL DISCOVERY SECURITIES FUND

Financial Highlights

                                                                                                    Class 1
                                                                      ---------------------------------------------------------
                                                                      Six Months Ended              Year Ended December 31,
                                                                       June 30, 2002   ----------------------------------------
                                                                        (unaudited)      2001      2000      1999       1998
                                                                      ---------------- --------  --------  --------  --------
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period.................................     $  12.56     $  14.55  $  13.57  $  11.29  $  12.17
                                                                      ---------------------------------------------------------
Income from investment operations:
  Net investment income/a/...........................................          .11          .24       .26       .17       .20
  Net realized and unrealized gains (losses).........................          .03         (.08)     1.14      2.48      (.76)
                                                                      ---------------------------------------------------------
Total from investment operations.....................................          .14          .16      1.40      2.65      (.56)
                                                                      ---------------------------------------------------------
Less distributions from:
  Net investment income..............................................         (.19)        (.30)     (.42)     (.37)     (.17)
  Net realized gains.................................................         (.22)       (1.85)       --        --      (.15)
                                                                      ---------------------------------------------------------
Total distributions..................................................         (.41)       (2.15)     (.42)     (.37)     (.32)
                                                                      ---------------------------------------------------------
Net asset value, end of period.......................................     $  12.29     $  12.56  $  14.55  $  13.57  $  11.29
                                                                      ---------------------------------------------------------

Total return/b/......................................................         .97%         .39%    10.45%    23.76%     (5.00)%

Ratios/supplemental data
Net assets, end of period (000's)....................................     $154,747     $164,527  $191,051  $202,777  $224,656
Ratios to average net assets:
  Expenses/d/........................................................        1.02%/c/     1.02%     1.02%     1.01%     1.01%
  Net investment income..............................................        1.70%/c/     1.76%     1.80%     1.42%     1.94%
Portfolio turnover rate..............................................       26.44%       64.58%    74.77%   104.69%    93.99%

/d/Excluding dividend expense on securities sold short, the ratios of expenses to average net assets would have been:
Expenses.............................................................        1.02%/c/     1.00%      .98%      .99%     1.00%




                                                                        1997
                                                                      --------
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period................................. $  10.21

Income from investment operations:
  Net investment income/a/...........................................      .13
  Net realized and unrealized gains (losses).........................     1.84

Total from investment operations.....................................     1.97

Less distributions from:
  Net investment income..............................................     (.01)
  Net realized gains.................................................       --

Total distributions..................................................     (.01)

Net asset value, end of period....................................... $  12.17


Total return/b/......................................................   19.25%

Ratios/supplemental data
Net assets, end of period (000's).................................... $198,653
Ratios to average net assets:
  Expenses/d/........................................................    1.06%
  Net investment income..............................................    1.19%
Portfolio turnover rate..............................................   55.93%

/d/Excluding dividend expense on securities sold short, the ratios of expenses to average net assets would have been:
Expenses.............................................................       --


/a/Based on average shares outstanding effective year ended December 31, 1999. /b/Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
/c/Annualized.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

MUTUAL DISCOVERY SECURITIES FUND

Financial Highlights (continued)

                                                            Class 2
                                         -------------------------------------------
                                         Six Months Ended    Year Ended December 31,
                                          June 30, 2002   --------------------------
                                           (unaudited)      2001     2000     1999/c/
                                         ---------------- -------  -------  --------
Per share operating performance
(for a share outstanding throughout the
 period)
Net asset value, beginning of period....     $ 12.50      $ 14.50  $ 13.54  $  11.65
                                         -------------------------------------------
Income from investment operations:
 Net investment income/a/...............         .10          .13      .22       .11
 Net realized and unrealized gains......         .01          .01     1.14      2.15
                                         -------------------------------------------
Total from investment operations........         .11          .14     1.36      2.26
                                         -------------------------------------------
Less distributions from:
 Net investment income..................        (.18)        (.29)    (.40)     (.37)
 Net realized gains.....................        (.22)       (1.85)      --        --
                                         -------------------------------------------
Total distributions.....................        (.40)       (2.14)    (.40)     (.37)
                                         -------------------------------------------
Net asset value, end of period..........     $ 12.21      $ 12.50  $ 14.50  $  13.54
                                         -------------------------------------------

Total return/b/.........................        .76%         .24%   10.21%    19.68%

Ratios/supplemental data
Net assets, end of period (000's).......     $15,606      $ 5,681  $ 1,035  $    413
Ratios to average net assets:
 Expenses/e/............................       1.27%/d/     1.27%    1.27%     1.27%/d/
 Net investment income..................       1.68%/d/     1.03%    1.59%      .94%/d/
Portfolio turnover rate.................      26.44%       64.58%   74.77%   104.69%

/e/Excluding dividend expense on
securities sold short, the ratios of
expenses to average net assets would
have been:
Expenses................................       1.27%/d/     1.25%    1.23%        --


/a/Based on average shares outstanding effective year ended December 31, 1999. /b/Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
/c/For the period January 6, 1999 (effective date) to December 31, 1999. /d/Annualized.

                                                                           MD-7
                      See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

MUTUAL DISCOVERY SECURITIES FUND

Statement of Investments, June 30, 2002 (unaudited)

                                                               SHARES/
                                                  COUNTRY      WARRANTS     VALUE
-------------------------------------------------------------------------------------
Common Stocks and Other Equity Interests 78.1%
Aerospace & Defense .1%
Honeywell International Inc................... United States       2,850 $    100,406
                                                                         ------------
Auto Components .7%
Trelleborg AB, B..............................     Sweden        114,341    1,125,936
                                                                         ------------
Automobiles .3%
Ford Motor Co................................. United States      33,200      531,200
                                                                         ------------
Banks 5.4%
/a/Banca Nazionale del Lavoro SpA.............     Italy         224,600      391,502
Bank of America Corp.......................... United States      17,800    1,252,408
Bank of Ireland............................... Irish Republic    106,925    1,328,431
/a/Credit Suisse Group........................  Switzerland       37,000    1,174,702
Danske Bank...................................    Denmark         40,100      738,357
DNB Holding ASA...............................     Norway        296,400    1,615,442
Fleet Boston Financial Corp................... United States      51,700    1,672,495
Gjensidige Norway Sparebank, 144A.............     Norway          3,400      125,955
Greenpoint Financial Corp..................... United States       8,364      410,672
/a,c/Nippon Investment LLC....................     Japan         477,000      512,823
                                                                         ------------
                                                                            9,222,787
                                                                         ------------
Beverages 4.5%
Allied Domecq PLC............................. United Kingdom    140,900      924,035
Brown-Forman Corp., A......................... United States       3,900      273,390
Brown-Forman Corp., B......................... United States      29,000    2,001,000
Carlsberg AS, B...............................    Denmark         50,700    2,655,685
Coca-Cola West Japan Co. Ltd..................     Japan          28,330      529,444
Heineken Holding NV, A........................  Netherlands       40,200    1,363,344
                                                                         ------------
                                                                            7,746,898
                                                                         ------------
/a/Biotechnology .1%
Immunex Corp.................................. United States       6,800      151,912
                                                                         ------------
Chemicals 2.7%
Akzo Nobel NV.................................  Netherlands       38,900    1,693,827
ChemFirst Inc................................. United States      24,600      704,790
Solvay SA.....................................    Belgium         18,300    1,317,522
Syngenta AG...................................  Switzerland       14,240      855,883
                                                                         ------------
                                                                            4,572,022
                                                                         ------------
Commercial Services & Supplies 1.4%
/a/Alderwoods Group Inc....................... United States      26,228      200,906
/a/Cendant Corp............................... United States      51,800      822,584
/a/Republic Services Inc...................... United States      44,100      840,987
Waste Management Inc.......................... United States      19,700      513,185
                                                                         ------------
                                                                            2,377,662
                                                                         ------------
/a/Computers & Peripherals
DecisionOne Corp.............................. United States       5,288       10,576
                                                                         ------------
Construction & Engineering 3.3%
Acciona SA....................................     Spain          13,000      567,344
Actividades de Construcciones y Servicios SA..     Spain          26,800      862,843
Fomento de Construcciones y Contratas SA......     Spain          18,300      446,403

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

MUTUAL DISCOVERY SECURITIES FUND

Statement of Investments, June 30, 2002 (unaudited) (cont.)

                                                                SHARES/
                                                    COUNTRY     WARRANTS   VALUE
-----------------------------------------------------------------------------------
Common Stocks and Other Equity Interests (cont.)
Construction & Engineering (cont.)
Grupo Dragados SA...............................     Spain       71,800  $1,279,914
Vinci SA........................................     France      35,680   2,419,049
                                                                         ----------
                                                                          5,575,553
                                                                         ----------
Construction Materials 1.0%
Ciments Francais SA.............................     France      19,100     938,815
RMC Group PLC................................... United Kingdom  80,400     804,539
                                                                         ----------
                                                                          1,743,354
                                                                         ----------
Diversified Financials 5.3%
Bear Stearns Cos. Inc........................... United States    9,912     606,614
Brascan Corp., A................................     Canada      64,100   1,474,692
E-L Financial Corp. Ltd.........................     Canada       6,600   1,193,372
Invik & Co. AB, B...............................     Sweden       8,086     237,553
Irish Life & Permanent PLC...................... Irish Republic 151,400   2,206,176
JP Morgan Chase & Co............................ United States    9,240     313,421
Pargesa Holdings SA.............................  Switzerland     1,047   2,156,964
/a/Principal Financial Group.................... United States   22,500     697,500
Value Catalyst Fund Ltd......................... Cayman Islands   1,815     204,442
                                                                         ----------
                                                                          9,090,734
                                                                         ----------
Diversified Telecommunication Services 1.7%
BCE Inc.........................................     Canada      38,100     661,095
/ a/McLeodUSA Inc., wts., 4/16/07............... United States   11,131       1,391
Sprint Corp. FON Group.......................... United States  116,100   1,231,821
Telephone & Data Systems Inc.................... United States   15,800     956,690
                                                                         ----------
                                                                          2,850,997
                                                                         ----------
Electric Utilities 1.4%
Constellation Energy Group Inc.................. United States   12,600     369,684
E.On AG.........................................    Germany      18,600   1,083,788
Endesa SA.......................................     Spain       41,400     601,440
Endesa SA, ADR..................................     Spain        2,800      40,096
/ a/PG & E Corp................................. United States   13,400     239,726
                                                                         ----------
                                                                          2,334,734
                                                                         ----------
Electrical Equipment .3%
Kidde PLC....................................... United Kingdom 396,490     519,741
                                                                         ----------
/a/Food & Drug Retailing 1.9%
Kroger Co....................................... United States  115,200   2,292,480
Safeway Inc..................................... United States   31,500     919,485
                                                                         ----------
                                                                          3,211,965
                                                                         ----------
Food Products 5.7%
Cadbury Schweppes PLC........................... United Kingdom 163,227   1,222,847
Farmer Brothers Co.............................. United States    6,600   2,394,282
Greencore Group PLC............................. Irish Republic 241,100     690,517
Groupe Danone...................................     France      12,900   1,773,406
Lotte Confectionary Co. Ltd.....................  South Korea       470     255,121
Nestle SA.......................................  Switzerland     7,850   1,830,304
Orkla ASA.......................................     Norway      74,250   1,434,677
Weetabix Ltd., A................................ United Kingdom   1,200      44,357
                                                                         ----------
                                                                          9,645,511
                                                                         ----------

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

MUTUAL DISCOVERY SECURITIES FUND

Statement of Investments, June 30, 2002 (unaudited) (cont.)

                                                                    SHARES/
                                                        COUNTRY     WARRANTS    VALUE
----------------------------------------------------------------------------------------
Common Stocks and Other Equity Interests (cont.)
Health Care Providers & Services 1.5%
CIGNA Corp.......................................... United States    7,700  $   750,134
/a/Genesis Health Ventures Inc...................... United States   13,881      278,869
/a/Kindred Healthcare Inc........................... United States   28,754    1,219,126
/a/Kindred Healthcare Inc., wts., Series A, 4/20/06. United States    5,258       93,908
/a/Kindred Healthcare Inc., wts., Series B, 4/20/06. United States   13,145      192,998
                                                                             -----------
                                                                               2,535,035
                                                                             -----------
/a/Hotels Restaurants & Leisure .4%
Fine Host Corp...................................... United States   49,920      494,208
Moevenpick Holding AG, Br...........................  Switzerland       526      196,157
                                                                             -----------
                                                                                 690,365
                                                                             -----------
Household Products .6%
Kimberly-Clark Corp................................. United States   17,000    1,054,000
                                                                             -----------
Insurance 7.3%......................................
/a/Alleghany Corp................................... United States    3,544      676,904
Assurances Generales de France AGF..................     France       8,300      381,327
/a/Berkshire Hathaway Inc., A....................... United States       45    3,006,000
/a/Berkshire Hathaway Inc., B....................... United States      560    1,251,040
Industrial Alliance Life Insurance Co...............     Canada       3,730      101,754
/a/IPC Holdings Ltd.................................    Bermuda      15,500      473,370
MBIA Inc............................................ United States   17,700    1,000,581
/a,c/Montpelier Re Holdings Ltd.....................    Bermuda       1,070      105,502
Muenchener Rueckversicherungs-Gesellschaft..........    Germany       3,500      827,852
Old Republic International Corp..................... United States   31,100      979,650
/a,c/Olympus Re Holdings Ltd........................    Bermuda       2,140      228,317
/a/Prudential Financial Inc......................... United States   13,000      433,680
/a/Travelers Property Casualty...................... United States   23,050      407,985
United Fire & Casualty Co........................... United States   29,800    1,125,844
/c/White Mountains Insurance Group Inc. (Restricted) United States    5,000    1,503,375
                                                                             -----------
                                                                              12,503,181
                                                                             -----------
/a/Machinery .9%
Alfa Laval AB.......................................     Sweden      80,700      807,839
Joy Global Inc...................................... United States   39,109      693,794
                                                                             -----------
                                                                               1,501,633
                                                                             -----------
Marine .6%
Koninklijke Nedlloyd Groep NV.......................  Netherlands    22,500      418,864
Peninsular & Oriental Steam Navigation Co........... United Kingdom 189,700      696,852
                                                                             -----------
                                                                               1,115,716
                                                                             -----------
Media 6.0%
Astral Media Inc., A................................     Canada      63,300      861,536
/a/Hispanic Broadcasting Corp., A................... United States    1,800       46,980
Lagardere SCA.......................................     France      55,835    2,417,443
/a/Liberty Media Corp., A........................... United States  137,400    1,374,000
NV Holdingsmig de Telegraaf.........................  Netherlands    45,878      857,245
Omnicom Group Inc................................... United States    8,700      398,460
Reuters Group PLC................................... United Kingdom  16,900       89,644
Scripps Co., A...................................... United States   23,500    1,809,500
TVA Group Inc., B...................................     Canada      56,300      523,798
/a/TVMAX Holdings Inc............................... United States    3,535       67,165
Washington Post Co., B.............................. United States    3,321    1,809,945
                                                                             -----------
                                                                              10,255,716
                                                                             -----------

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

MUTUAL DISCOVERY SECURITIES FUND

Statement of Investments, June 30, 2002 (unaudited) (cont.)

                                                                SHARES/
                                                    COUNTRY     WARRANTS   VALUE
-----------------------------------------------------------------------------------
Common Stocks and Other Equity Interests (cont.)
Metals & Mining 1.6%
Anglo American PLC.............................. United Kingdom  36,300  $  603,654
Impala Platinum Holdings Ltd....................  South Africa   14,600     809,726
/a,c/International Steel Group.................. United States       31     310,000
Newmont Mining Corp............................. United States   37,700     992,641
                                                                         ----------
                                                                          2,716,021
                                                                         ----------
/a/Multiline Retail 1.2%
Federated Department Stores Inc................. United States   50,600   2,008,820
                                                                         ----------
Multi-Utilities 1.3%
Suez SA.........................................     France      83,795   2,234,401
                                                                         ----------
Oil & Gas 3.5%
Amerada Hess Corp............................... United States    8,400     693,000
BP PLC.......................................... United Kingdom  58,500     491,319
BP PLC, ADR..................................... United Kingdom   8,000     403,920
Burlington Resources Inc........................ United States    2,300      87,400
Conoco Inc...................................... United States   68,000   1,890,400
Encana Corp., A.................................     Canada      36,178   1,110,851
Pennzoil-Quaker State Co........................ United States    5,100     109,803
/a/Southwest Royalties Inc., A.................. United States    3,410     102,295
Total Fina Elf SA, B............................     France       1,324     214,966
Total Fina Elf SA, B, ADR.......................     France       9,670     782,303
                                                                         ----------
                                                                          5,886,257
                                                                         ----------
Paper & Forest Products 2.9%
Abitibi-Consolidated Inc........................     Canada     119,600   1,102,500
International Paper Co.......................... United States   13,400     583,972
MeadWestvaco Corp............................... United States   41,400   1,389,384
Potlatch Corp................................... United States   53,100   1,806,462
                                                                         ----------
                                                                          4,882,318
                                                                         ----------
Pharmaceuticals 2.4%
Bristol-Myers Squibb Co......................... United States   15,300     393,210
Daiichi Pharmaceutical Co.......................     Japan       59,300   1,083,489
Merck & Co. Inc................................. United States   21,600   1,093,824
Schering-Plough Corp............................ United States   15,300     376,380
Takeda Chemical Industries Ltd..................     Japan       25,300   1,110,279
                                                                         ----------
                                                                          4,057,182
                                                                         ----------
Real Estate 1.6%
Fastighets AB Tornet............................     Sweden      46,700     863,831
iStar Financial Inc............................. United States   33,200     946,200
/a,c/Security Capital European Realty...........   Luxembourg    13,770     193,847
Ventas Inc...................................... United States   55,600     708,900
                                                                         ----------
                                                                          2,712,778
                                                                         ----------
Road & Rail 1.3%
Canadian National Railway Co....................     Canada      11,000     578,894
Florida East Coast Industries Inc., A........... United States   25,200     637,560
Florida East Coast Industries Inc., B........... United States    3,000      71,400
Railtrack Group PLC............................. United Kingdom 297,998   1,010,648
                                                                         ----------
                                                                          2,298,502
                                                                         ----------

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

MUTUAL DISCOVERY SECURITIES FUND

Statement of Investments, June 30, 2002 (unaudited) (cont.)

                                                                                     SHARES/
                                                                      COUNTRY       WARRANTS        VALUE
-------------------------------------------------------------------------------------------------------------
Common Stocks and Other Equity Interests (cont.)
/a/Semiconductor Equipment & Products .2%
Agere Systems Inc., A............................................. United States    174,900      $    244,860
Agere Systems Inc., B............................................. United States     14,200            21,300
Teradyne Inc...................................................... United States      2,500            58,750
                                                                                                 ------------
                                                                                                      324,910
                                                                                                 ------------
Specialty Retail 1.0%
GIB Group SA......................................................    Belgium        44,900         1,720,067
                                                                                                 ------------
Textiles & Apparel .1%
Compagnie Financiere Richemont AG, Br., A.........................  Switzerland       8,500           193,331
                                                                                                 ------------
Tobacco 7.2%
Altadis SA (Paris Listed).........................................     Spain        116,500         2,404,648
Altadis SA........................................................     Spain          3,300            67,235
British American Tobacco PLC...................................... United Kingdom   262,400         2,819,742
Gallaher Group PLC................................................ United Kingdom    79,370           744,026
Gallaher Group PLC, ADR........................................... United Kingdom     1,800            67,230
Imperial Tobacco Group PLC........................................ United Kingdom   152,237         2,475,945
ITC Ltd...........................................................     India         58,468           765,732
Korea Tobacco & Ginseng Corp......................................  South Korea      89,380         1,159,042
Korea Tobacco & Ginseng Corp., GDR, 144A..........................  South Korea      36,250           235,263
Philip Morris Cos. Inc............................................ United States     34,600         1,511,328
                                                                                                 ------------
                                                                                                   12,250,191
                                                                                                 ------------
Trading Companies & Distributors .4%
Compania de Distribucion Intefral Logista SA......................     Spain         35,300           648,436
                                                                                                 ------------
Transportation Infrastructure .3%
Mersey Docks & Harbour Co......................................... United Kingdom    64,530           583,766
                                                                                                 ------------
Total Common Stocks and Other Equity Interests (Cost $117,443,040)                                132,984,614
                                                                                                 ------------
Preferred Stocks .4%
Dyckerhoff AG, pfd................................................    Germany         5,503            75,597
/a/McLeodUSA Inc., cvt. pfd....................................... United States      5,023            18,836
/a/Genesis Health Ventures Inc., 6.00%, cvt. pfd.................. United States        162            16,119
Henkel KGAA, pfd..................................................    Germany         7,800           536,146
United Fire & Casualty Co., cvt. pfd.............................. United States      5,300           147,234
                                                                                                 ------------
Total Preferred Stocks (Cost $737,753)                                                                793,932
                                                                                                 ------------
                                                                                    PRINCIPAL
                                                                                    AMOUNT/g/
                                                                                  ---------
Corporate Bonds & Notes 1.4%
Alderwoods Group Inc.:
  11.00%, 1/02/07................................................. United States  $  52,600            53,126
  12.25%, 1/02/09................................................. United States    280,600           290,421
DecisionOne Corp., Term Loan...................................... United States    193,761           164,697
Eurotunnel Finance Ltd., Equity Note, 12/31/03.................... United Kingdom   113,009  GBP       83,543
Eurotunnel PLC:
  12/31/25, Tier 3................................................ United Kingdom  234,024  GBP       235,430
  12/31/50, Resettable Advance R5................................. United Kingdom  294,249  GBP       197,344
  Stabilization Facility S8, Tier 1............................... United Kingdom  169,325  GBP        70,976
  Stabilization Facility S8, Tier 2............................... United Kingdom  209,106  GBP        82,870

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

MUTUAL DISCOVERY SECURITIES FUND

Statement of Investments, June 30, 2002 (unaudited) (cont.)


                                                                                  PRINCIPAL
                                                                    COUNTRY       AMOUNT/g/     VALUE
--------------------------------------------------------------------------------------------------------
Corporate Bonds & Notes (cont.)
Eurotunnel SA:
  12/31/25, Tier 3 (Libor)......................................     France        82,595 EUR $   53,021
  Stabilization Advance S6, Tier 1 (Pibor)......................     France        36,555 EUR      9,928
  Stabilization Advance S6, Tier 2 (Libor)......................     France        97,368 EUR     25,002
  Stabilization Advance S7, Tier 1 (Libor)......................     France        71,413 EUR     19,395
Intermedia Communications Inc.:
  8.50%, 1/15/08................................................ United States     40,000         13,000
  8.60%, 6/01/08................................................ United States     55,000         17,875
  9.50%, 3/01/09................................................ United States     52,000         16,900
Providian Financial Corp., senior note, cvt., zero cpn., 2/15/21 United States    684,000        207,764
Southwest Royalties Inc.,10.50%, 6/30/04........................ United States    227,000        227,000
Telewest Finance Ltd., cvt., 6.00%, 7/07/05..................... United Kingdom    90,000         63,352
Tyco International Group SA:
  6.375%, 2/15/06...............................................   Luxembourg     400,000        322,500
  6.125%, 11/01/08..............................................   Luxembourg     170,000        131,324
  6.125%, 1/15/09...............................................   Luxembourg      45,000         34,763
Tyco International Ltd., cvt., zero cpn., 11/17/20..............    Bermuda       125,000         77,436
                                                                                              ----------
Total Corporate Bonds & Notes (Cost $2,364,354).................                               2,397,667
                                                                                              ----------
/b/Bonds & Notes In Reorganization 6.5%
Adelphia Communications Corp.:
  9.25%, 10/01/02............................................... United States     76,000         30,020
  7.50%, 1/15/04................................................ United States     80,000         32,000
  10.50%, 7/15/04............................................... United States    124,000         50,220
  10.25%, 11/01/06.............................................. United States    236,000         94,400
  9.875%, 3/01/07............................................... United States     56,000         22,680
  8.375%, 2/01/08............................................... United States    260,000        105,300
  7.75%, 1/15/09................................................ United States    153,000         61,200
  7.875%, 5/01/09............................................... United States     85,000         33,150
  9.375%, 11/15/09.............................................. United States     60,000         24,600
  10.875%, 10/01/10............................................. United States     20,000          8,000
  10.25%, 6/15/11............................................... United States    194,000         80,510
  cvt., 6.00%, 2/15/06.......................................... United States  1,056,000         95,040
  cvt., 3.25%, 5/01/21.......................................... United States    123,000         11,070
Aiken Cnty S C Indl Rev Ref Beloit, 6.00%, 12/01/11............. United States     20,000          1,260
Century Communications Corp., zero cpn., 3/15/03................ United States    200,000         61,000
Comdisco Inc.:
  6.13%, 8/01/01................................................ United States    339,000        279,675
  7.23%, 8/16/01................................................ United States     85,000         70,975
  6.375%, 11/30/01.............................................. United States    196,000        158,760
  6.65%, 11/13/01............................................... United States     68,000         57,120
  6.00%, 1/30/02................................................ United States    406,000        339,010
  5.95%, 4/30/02................................................ United States    591,000        487,575
  6.125%, 1/15/03............................................... United States     78,000         64,740
  9.50%, 8/15/03................................................ United States    100,000         84,000
  Revolver...................................................... United States    205,600        170,648
Dow Corning Corp., 9.38%, 2/01/08............................... United States    300,000        561,000

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

MUTUAL DISCOVERY SECURITIES FUND

Statement of Investments, June 30, 2002 (unaudited) (cont.)


                                                                  PRINCIPAL
                                                    COUNTRY       AMOUNT/g/       VALUE
------------------------------------------------------------------------------------------
/b/Bonds & Notes In Reorganization (cont.)
Enron Corp., 144A, 8.00%, 8/15/05............... United States  $  104,000     $    20,800
Enron Corp. Trust II, 144A, 7.375%, 5/15/06..... United States      79,000          15,800
Frontier Corp., 7.25%, 5/15/04.................. United States      45,000           5,625
Genesis Health Ventures Inc., zero cpn., 9/15/04 United States         155             155
Global Crossing Holdings Ltd.:
  9.125%, 11/15/06.............................. United States     270,000           4,050
  9.625%, 5/15/08............................... United States     135,000           2,025
  9.50%, 11/15/09............................... United States     222,000           3,330
  Revolver...................................... United States     566,103         104,729
  Term Loan..................................... United States     400,000          74,000
Global Crossing Ltd, 6.00% 10/15/03............. United States      43,000           5,375
Harnischfeger Industries Inc.:
  8.90%, 3/01/22................................ United States     162,000           9,720
  8.70%, 6/15/22................................ United States     159,000           9,540
  7.25%, 12/15/25............................... United States     232,000          13,920
  6.875%, 2/15/27............................... United States     216,000          12,960
  Revolver...................................... United States     250,450          15,027
Laidlaw Inc.:
  7.70%, 8/15/02................................     Canada        305,000         189,863
  7.05%, 5/15/03................................     Canada        185,000         117,475
  6.65%, 10/01/04...............................     Canada         40,000          24,600
  7.875%, 4/15/05...............................     Canada        175,000         107,625
  6.50%, 5/01/05................................     Canada        137,000          83,570
  7.65%, 5/15/06................................     Canada        100,000          64,000
  6.70%, 5/01/08................................     Canada        130,000          79,300
  8.75%, 4/15/25................................     Canada        179,000         111,875
  6.72%, 10/01/27...............................     Canada        379,000         233,085
  Revolver......................................     Canada        852,321         551,878
Metromedia Fiber Network Inc.:
  14.00%, 3/15/07............................... United States     880,000         237,600
  10.00%, 11/15/08.............................. United States     577,000           8,655
  senior note, 10.00%, 12/15/09................. United States     575,000           8,625
  senior note, 10.00%, 12/15/09................. United States     280,000 EUR       5,531
NTL Communications Corp.:
  12.75%, 4/15/05............................... United Kingdom    103,000          31,930
  9.25%, 11/15/06............................... United Kingdom    220,000 EUR      65,181
  10.00%, 2/15/07............................... United Kingdom    435,000         130,500
  12.375%, 2/01/08.............................. United Kingdom    240,000 EUR      71,107
  11.50%, 10/01/08.............................. United Kingdom    394,000         118,200
  9.875%, 11/15/09.............................. United Kingdom    310,000 EUR      91,846
  11.875%, 10/01/10............................. United Kingdom    179,000          48,330
  cvt., 7.00%, 2/15/08.......................... United Kingdom    455,000         116,025
  Series B, 12.375%, 10/01/08................... United Kingdom    151,000          30,955
  Series B, 9.75%, 4/15/09...................... United Kingdom    810,000 GBP     359,060
  Series B, 11.50%, 11/15/09.................... United Kingdom    250,000 EUR      62,425
NTL Inc.:
  9.75%, 4/01/08................................ United Kingdom  1,482,000         400,140
  cvt., 5.75%, 12/15/09......................... United Kingdom    693,000         103,950
  Series B, 11.50%, 2/01/06..................... United Kingdom    363,000         108,900
  Series B, 9.50%, 4/01/08...................... United Kingdom    441,000 GBP     201,658
  Series B, 10.75%, 4/01/08..................... United Kingdom  1,215,000 GBP     555,589
Owens Corning, Revolver......................... United States     756,366         518,111

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

MUTUAL DISCOVERY SECURITIES FUND

Statement of Investments, June 30, 2002 (unaudited) (cont.)


                                                                                                       PRINCIPAL
                                                                                        COUNTRY        AMOUNT/g/        VALUE
---------------------------------------------------------------------------------------------------------------------------------
/b/Bonds & Notes In Reorganization (cont.)
PG & E Corp.:
  5.00%, 1/31/03.................................................................... United States  $    84,842     $     84,842
  7.375%, 11/01/05.................................................................. United States      853,000          857,265
  Commercial Paper, 1/18/01......................................................... United States       35,000           34,300
  Commercial Paper, 1/30/01......................................................... United States       18,000           17,640
  Commercial Paper, 2/16/01......................................................... United States       54,000           52,920
  FRN, 144A, 7.575%, 10/31/01....................................................... United States      271,000          266,935
  MTN, 5.94%, 10/07/03.............................................................. United States       44,000           40,920
Port Seattle Wash Ref - Beloit Proj., 6.00%, 12/01/17............................... United States       10,000              630
Safety Kleen Corp.:
  9.25%, 5/15/09.................................................................... United States       31,000              930
  Revolver.......................................................................... United States      278,669          153,268
  Term Loan......................................................................... United States       29,291 CAD        6,837
  Term Loan A....................................................................... United States      269,889          143,041
  Term Loan B....................................................................... United States      266,887          141,450
  Term Loan C....................................................................... United States      266,887          141,450
Safety Kleen Services, 9.25%, 6/01/08............................................... United States        3,000               68
Southern California Edison Co.:
  7.20%, 11/03/03................................................................... United States      448,000          459,200
  6.375%, 1/15/06................................................................... United States       25,000           24,125
  7.125%, 7/15/25................................................................... United States       25,000           22,750
Williams Communications Inc.:
  Term Loan......................................................................... United States      186,159          130,311
  Term Loan A....................................................................... United States       75,433           52,803
WorldCom Inc.:
  8.25%, 5/15/10.................................................................... United States      315,000           51,975
  7.375%, 1/15/11................................................................... United States      617,000          123,400
  7.50%, 5/15/11.................................................................... United States      490,000           75,950
  8.25%, 5/15/31.................................................................... United States       25,000            4,063
WorldCom Inc. - MCI Group:
  6.50%, 4/15/10.................................................................... United States       40,000           12,400
  7.125%, 6/15/27................................................................... United States       20,000            7,000
                                                                                                                    ------------
Total Bonds & Notes in Reorganization (Cost $12,064,566)............................                                  11,025,071
                                                                                                                    ------------
/b/Companies In Liquidation
United Companies Financial Corp., Revolver.......................................... United States    1,199,266           11,993
                                                                                                                    ------------
Short Term Investments 15.1%
Bradford & Bingley PLC, Commercial Paper, 7/15/02................................... United Kingdom   5,000,000        4,995,800
Federal Home Loan Bank, 1.855%, 9/23/02............................................. United States    3,000,000        2,988,240
/d/Federal National Mortgage Association,1.70% to 1.956%, with maturities to 8/05/02 United States   12,300,000       12,295,477
Northern Rock PLC, Commercial Paper, 8/27/02........................................ United Kingdom   5,000,000        4,984,750
U.S. Treasury Bill, 1.775%, 12/12/02................................................ United States      500,000          496,242
                                                                                                                    ------------
Total Short Term Investments (Cost $25,759,173).....................................                                  25,760,509
                                                                                                                    ------------
Total Investments (Cost $158,368,886) 101.5%........................................                                 172,973,786
Securities Sold Short...............................................................                                    (184,256)
Net Equity in Forward Contracts (2.6)%..............................................                                  (4,377,036)
Other Assets, less Liabilities 1.1%.................................................                                   1,939,862
                                                                                                                    ------------
Total Net Assets 100.0%.............................................................                                $170,352,356
                                                                                                                    ------------

/e/Securities Sold Short
ISSUER                                                                                  COUNTRY         SHARES          VALUE
---------------------------------------------------------------------------------------------------------------------------------
Amgen Inc........................................................................... United States       3,200      $    134,016
Univision Communications Inc., A.................................................... United States       1,600            50,240
                                                                                                                    ------------
Total Securities Sold Short (Proceeds $217,139).....................................                                $    184,256
                                                                                                                    ------------

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

MUTUAL DISCOVERY SECURITIES FUND

Statement of Investments, June 30, 2002 (unaudited) (cont.)



       /f/Synthetic Equity Swaps (ses)                VALUE AT UNREALIZED
       ISSUER                          COUNTRY SHARES 6/30/02     GAIN
       ------------------------------------------------------------------
       Assa Abloy AB, ses., 138.82.... Sweden  6,719  $ 94,676  $ 6,588
       Assa Abloy AB, ses., 161.30.... Sweden  3,440    48,472   11,761
       Assa Abloy AB, ses., 161.59.... Sweden  4,099    57,758   14,888
       Assa Abloy AB, ses., 161.59.... Sweden  4,264    60,083   20,530
       Assa Abloy AB, ses., 163.05.... Sweden  5,688    80,147   14,146
       Assa Abloy AB, ses., 169.50.... Sweden    505     7,116    2,177
                                                      -------------------
       Total Synthetic Equity Swaps...                $348,252  $70,090
                                                      -------------------

Currency Abbreviations:
CAD - Canadian Dollar
EUR  - European Unit
GBP  - British Pound

/a/Non-income producing.
/b/See Note 7 regarding defaulted securities.
/c/See Note 8 regarding restricted securities.
/d/See Note 1(f) regarding securities segregated with broker for securities sold short.
/e/See Note 1(f) regarding securities sold short.
/f/See Note 1(d) regarding synthetic equity swaps.
/g/The principal amount is stated in U.S. dollars unless otherwise indicated.

                      See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

MUTUAL DISCOVERY SECURITIES FUND

Financial Statements

Statement of Assets and Liabilities
June 30, 2002 (unaudited)

     Assets:
       Investments in securities:
         Cost................................................. $158,368,886
                                                               ------------
         Value................................................  172,973,786
       Cash...................................................       35,803
       Foreign currency at value (cost $304,774)..............      302,743
       Receivables:
         Investment securities sold...........................    2,101,891
         Dividends and interest...............................      340,873
       Unrealized gain on forward exchange contracts (Note 6).      141,057
       Deposits with broker for securities sold short.........      134,453
       Due from broker - variation margin.....................      140,463
                                                               ------------
          Total assets........................................  176,171,069
                                                               ------------
     Liabilities:
       Payables:
         Investment securities purchased......................      683,582
         Capital shares redeemed..............................      238,898
         Affiliates...........................................      143,447
         Professional fees....................................       14,370
       Securities sold short, at value (proceeds $217,139)....      184,256
       Unrealized loss on forward exchange contracts (Note 6).    4,518,093
       Other liabilities......................................       36,067
                                                               ------------
          Total liabilities...................................    5,818,713
                                                               ------------
            Net assets, at value.............................. $170,352,356
                                                               ------------
     Net assets consist of:
       Undistributed net investment income.................... $  1,326,097
       Net unrealized appreciation............................   10,391,988
       Accumulated net realized gain..........................      747,517
       Capital shares.........................................  157,886,754
                                                               ------------
            Net assets, at value.............................. $170,352,356
                                                               ------------
     Class 1:
       Net assets, at value................................... $154,746,673
                                                               ------------
       Shares outstanding.....................................   12,595,543
                                                               ------------
       Net asset value and offering price per share........... $      12.29
                                                               ------------
     Class 2:
       Net assets, at value................................... $ 15,605,683
                                                               ------------
       Shares outstanding.....................................    1,278,608
                                                               ------------
       Net asset value and offering price per share........... $      12.21
                                                               ------------

                                                                          MD-17
                      See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

MUTUAL DISCOVERY SECURITIES FUND

Financial Statements (continued)

Statement of Operations
for the six months ended June 30, 2002 (unaudited)

Investment Income:
(net of foreign taxes of $156,076)
  Dividends................................................................... $ 1,628,462
  Interest....................................................................     761,998
                                                                               -----------
    Total investment income...................................................   2,390,460
                                                                               -----------
Expenses:
  Management fees (Note 3)....................................................     699,048
  Administrative fees (Note 3)................................................     131,073
  Distribution fees - Class 2 (Note 3)........................................      13,849
  Custodian fees..............................................................      15,800
  Reports to shareholders.....................................................       9,900
  Professional fees...........................................................      18,900
  Trustees' fees and expenses.................................................         900
  Dividends for securities sold short.........................................       2,414
  Other.......................................................................      10,900
                                                                               -----------
    Total expenses............................................................     902,784
                                                                               -----------
       Net investment income..................................................   1,487,676
                                                                               -----------
Realized and unrealized gains (losses):
  Net realized gain (loss) from:
    Investments...............................................................   3,114,153
    Foreign currency transactions.............................................  (1,492,374)
                                                                               -----------
       Net realized gain......................................................   1,621,779
                                                                               -----------
  Net unrealized appreciation (depreciation) on:
    Investments...............................................................   3,029,401
    Translation of assets and liabilities denominated in foreign currencies...  (4,408,599)
                                                                               -----------
       Net unrealized depreciation............................................  (1,379,198)
                                                                               -----------
Net realized and unrealized gain..............................................     242,581
                                                                               -----------
Net increase in net assets resulting from operations.......................... $ 1,730,257
                                                                               -----------

MD-18
                      See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

MUTUAL DISCOVERY SECURITIES FUND

Financial Statements (continued)

Statements of Changes in Net Assets
for the six months ended June 30, 2002 (unaudited) and year ended December 31, 2001

                                                                            Six months ended    Year ended
                                                                             June 30, 2002   December 31, 2001
                                                                            ---------------- -----------------
Increase (decrease) in net assets:
  Operations:
    Net investment income..................................................   $  1,487,676        $  3,239,128
    Net realized gain from investments and foreign currency transactions...      1,621,779             919,258
    Net unrealized depreciation on investments and translation
     of assets and liabilities denominated in foreign currencies...........     (1,379,198)         (3,108,272)
                                                                            ---------------- -----------------
     Net increase in net assets resulting from operations..................      1,730,257           1,050,114
  Distributions to shareholders from:
    Net investment income:
     Class 1...............................................................     (2,341,069)         (3,692,922)
     Class 2...............................................................       (221,015)            (35,475)
    Net realized gains:
     Class 1...............................................................     (2,749,123)        (22,821,911)
     Class 2...............................................................       (269,767)           (229,100)
                                                                            ---------------- -----------------
  Total distributions to shareholders......................................    (5,580,974)         (26,779,408)
  Capital share transactions: (Note 2)
     Class 1...............................................................     (6,607,369)           (774,421)
     Class 2...............................................................     10,602,213           4,626,027
                                                                            ---------------- -----------------
  Total capital share transactions.........................................      3,994,844           3,851,606
     Net increase (decrease) in net assets.................................        144,127         (21,877,688)
Net assets:
  Beginning of period......................................................    170,208,229         192,085,917
                                                                            ---------------- -----------------
  End of period............................................................   $170,352,356        $170,208,229
                                                                            ---------------- -----------------
Undistributed net investment income included in net assets:
  End of period............................................................   $  1,326,097        $  2,400,505
                                                                            ---------------- -----------------

                                                                          MD-19
                      See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

MUTUAL DISCOVERY SECURITIES FUND

Notes to Financial Statements (unaudited)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Mutual Discovery Securities Fund (the Fund) is a separate, diversified series of Franklin Templeton Variable Insurance Products Trust (the Trust), which is an open-end investment company registered under the Investment Company Act of 1940. Shares of the Fund are sold to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. As of June 30, 2002, 100% of the Fund's shares were sold through one insurance company. The Fund seeks capital appreciation, with income as a secondary goal. Using a value-driven approach, the portfolio invests primarily in U.S. equity securities. Investments include securities of small capitalization companies, undervalued stocks, reorganizing companies and distressed companies. The portfolio may also invest in foreign securities.

The following summarizes the Fund's significant accounting policies.

a. Security Valuation

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Restricted securities and securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Foreign Currency Contracts

The Fund may enter into forward exchange contracts to hedge against fluctuations in foreign exchange rates. A forward exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate at a future date. These contracts are valued daily and the Fund's equity therein is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations.

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. Realized and unrealized gains and losses are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

MUTUAL DISCOVERY SECURITIES FUND

Notes to Financial Statements (unaudited) (continued)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (cont.)

d. Synthetic Equity Swaps

Synthetic equity swaps are contracts entered into between a broker and the Fund under which the parties agree to make payments to each other so as to replicate the economic consequences that would apply had a short sale of the underlying security taken place. Upon entering into synthetic equity swaps, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount ("initial margin"). Subsequent payments known as "variation margin", are made or received by the Fund periodically, depending on fluctuations in the value of the underlying security. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the synthetic equity swaps and may realize a loss.

e. Options

The Fund may purchase or write options. Options are contracts entitling the holder to purchase or sell a specified number of shares or units of a particular security at a specified price at any time until the contract stated expiration date. Options purchased are recorded as investments; options written
(sold) are recorded as liabilities. When the exercise of an option results in a cash settlement, the difference between the premium (original option value) and the settlement proceeds is realized as a gain or loss. When securities are acquired or delivered upon exercise of an option, the acquisition cost or sale proceeds are adjusted by the amount of the premium. When an option is closed, the difference between the premium and the cost to close the position is realized as a gain or loss. When an option expires, the premium is realized as a gain for options written or as a loss for options purchased. The risks include price movements in the underlying securities, the possibility there may be an illiquid options market, or the inability of the counterparties to fulfill their obligations under the contract.

f. Securities Sold Short

The Fund is engaged in selling securities short, which obligates the Fund to replace a security borrowed with the same security at the current market value. The Fund would incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund would realize a gain if the price of the security declines between those dates.

The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale. The Fund must maintain a deposit for the broker consisting of cash and securities having a value equal to a specified percentage of the value of the securities sold short.

g. Income Taxes

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

h. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Bond discount and premium are amortized on a yield to maturity basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

MUTUAL DISCOVERY SECURITIES FUND

Notes to Financial Statements (unaudited) (continued)


1 ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (cont.)

h. Security Transactions, Investment Income, Expenses and Distributions (cont.)

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets. Other expenses are charged to the Fund on a specific identification basis.

i. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. SHARES OF BENEFICIAL INTEREST

The Fund offers two classes of shares: Class 1 and Class 2. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class, and its exchange privilege.

At June 30, 2002, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Fund's shares were as follows:

                                                   Six months ended              Year ended
                                                     June 30, 2002           December 31, 2001
                                               ------------------------- --------------------------
                                                 Shares       Amount       Shares        Amount
Class 1 Shares:                                ----------  ------------  ----------  -------------
Shares sold...................................    386,792  $  5,006,754     683,165  $   9,492,676
Shares issued on reinvestment of distributions    403,663     5,090,192   2,008,699     26,514,833
Shares redeemed............................... (1,294,659)  (16,704,315) (2,721,296)   (36,781,930)
                                               ----------  ------------  ----------  -------------
Net decrease..................................   (504,204) $ (6,607,369)    (29,432) $    (774,421)
                                               ----------  ------------  ----------  -------------
Class 2 Shares:
Shares sold...................................  5,319,390  $ 67,863,804   9,516,328  $ 118,869,743
Shares issued on reinvestment of distributions     39,169       490,782      20,135        264,575
Shares redeemed............................... (4,534,501)  (57,752,373) (9,153,280)  (114,508,291)
                                               ----------  ------------  ----------  -------------
Net increase..................................    824,058  $ 10,602,213     383,183  $   4,626,027
                                               ----------  ------------  ----------  -------------

3. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

Certain officers and trustees of the Trust are also officers and/or directors of the following entities:

Entity                                                        Affiliation
------------------------------------------------------------------------------------
Franklin Templeton Services, LLC (FT Services)                Administrative manager
Franklin Mutual Advisers, LLC (Franklin Mutual)               Investment manager
Franklin/Templeton Distributors, Inc. (Distributors)          Principal underwriter
Franklin/Templeton Investor Services, LLC (Investor Services) Transfer agent

The Fund pays an investment management fee to Franklin Mutual of .80% per year of the average daily net assets of the Fund.

The Fund pays administrative fees to FT Services based on the average daily net assets as follows:

    Annualized Fee Rate Daily Net Assets
    -----------------------------------------------------------------------
    0.15%               First $200 million
    0.135%              Over $200 million, up to and including $700 million
    0.10%               Over $700 million, up to and including $1.2 billion

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

MUTUAL DISCOVERY SECURITIES FUND

Notes to Financial Statements (unaudited) (continued)


3. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (cont.)

Fees are further reduced on net assets over $1.2 billion.

The Fund reimburses Distributors up to .25% per year of its average daily net assets of Class 2 shares for costs incurred in marketing the Fund's shares.

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

4. INCOME TAXES

At December 31, 2001, the Fund had deferred capital losses of $537,492 occurring subsequent to October 31, 2001. For tax purposes, such losses will be reflected in the year ending December 31, 2002.

At December 31, 2001, the Fund had deferred currency losses of $7,517 occurring subsequent to October 31, 2001. For tax purposes, such losses will be reflected in the year ended December 31, 2002.

Net investment income (loss) differs for financial statement and tax purposes primarily due to differing treatments of defaulted securities, foreign currency transactions and passive foreign investment company shares.

Net realized capital gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, passive foreign investment company shares and losses realized subsequent to October 31 on the sale of securities and foreign currencies.

At June 30, 2002, the cost of investments and net unrealized appreciation for income tax purposes were as follows:

                   Cost of investment......... $158,835,941
                                               ------------
                   Unrealized appreciation....   26,041,240
                   Unrealized depreciation....  (11,903,395)
                                               ------------
                   Net unrealized appreciation $ 14,137,845
                                               ------------

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the period ended June 30, 2002 aggregated $44,022,036 and $37,920,495 respectively.

Transactions in call options written during the six months ended June 30, 2002 were as follows:

                                                   Number of Premiums
                                                   Contracts Received
                                                   --------- --------
          Options outstanding at December 31, 2001      --   $     --
          Options written                            4,461     23,203
          Options expired                           (3,656)   (16,649)
          Options exercised                           (805)    (6,554)
                                                   ------------------
          Options outstanding at June 30, 2002          --   $     --
                                                   ------------------

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

MUTUAL DISCOVERY SECURITIES FUND

Notes to Financial Statements (unaudited) (continued)


6. FORWARD CURRENCY CONTRACTS

At June 30, 2002, the Fund has outstanding forward exchange contracts as set out below. The contracts are reported in the financial statements at the Fund's net equity, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at the day of entry into the contracts.

                                                                       In      Settlement        Unrealized
Contracts to Buy:                                                 Exchange for    Date         Gains (Losses)
-----------------                                                 ------------ ----------      --------------
        3,584,620               Danish Krone................ U.S. $   452,861    7/16/02  U.S.  $    23,262
          603,100               Canadian Dollars............          385,672    8/19/02             10,362
          800,000               European Unit...............          754,544    8/21/02             33,705
          150,000               Swiss Francs................           99,151    9/13/02              1,779
        2,480,475               Norwegian Krone.............          320,100   10/15/02              5,250
        1,550,000               European Unit...............        1,455,125   11/21/02             66,042
                                                                  -----------                   -----------
                                                             U.S. $ 3,467,453                       140,400
                                                                  -----------                   -----------
Net unrealized gain on offsetting forward exchange contracts                                            657
                                                                                                -----------
  Unrealized gain on forward exchange contracts...........                                          141,057
                                                                                                -----------

 Contracts to Buy:
 -----------------
          372,214               British Pounds.............. U.S. $   567,347    7/08/02               (322)
          300,000               Canadian Dollars............          197,336    8/30/02               (382)
          250,000               European Unit...............          246,233   11/21/02               (852)
                                                                  -----------                   -----------
                                                             U.S. $ 1,010,916                        (1,556)
                                                                  -----------                   -----------

Contracts to Sell:
------------------
        9,034,505               British Pounds.............. U.S. $13,129,841    7/08/02           (633,178)
       27,903,932               Danish Krone................        3,336,879    7/16/02           (369,384)
       11,990,054               Canadian Dollars............        7,549,335    8/19/02           (324,093)
    1,905,700,000               Korean Won..................        1,503,975    8/20/02            (73,154)
       15,015,164               European Unit...............       13,775,215    8/21/02         (1,019,392)
          300,000               European Unit...............          263,384    8/27/02            (32,131)
          815,670               British Pounds..............        1,186,375    8/28/02            (52,392)
          473,600               Swiss Francs................          302,585    9/13/02            (16,084)
       26,663,879               Swedish Krona...............        2,586,963    9/23/02           (295,746)
      361,494,690               Japanese Yen................        2,929,217    9/24/02           (100,994)
       24,702,538               Norwegian Krone.............        2,795,037   10/15/02           (445,053)
       13,500,000               European Unit...............       12,340,650   11/21/02           (908,228)
        7,754,853               Swiss Francs................        4,979,285   12/13/02           (246,708)
                                                                  -----------                   -----------
                                                             U.S. $66,678,741                    (4,516,537)
                                                                  -----------                   -----------
Unrealized loss on forward exchange contracts...............                                     (4,518,093)
                                                                                                -----------
  Net unrealized loss on forward exchange contracts.......                                U.S.  $(4,377,036)
                                                                                                -----------

7. CREDIT RISK AND DEFAULTED SECURITIES

At June 30, 2002, the Fund held defaulted securities with a value aggregating $11,037,064 representing 6.5% of the Fund's net assets. For information as to specific securities, see the accompanying Statement of Investments.

For financial reporting purposes, the Fund discontinued accruing income on defaulted bonds and provided an estimate for losses on interest receivable.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

MUTUAL DISCOVERY SECURITIES FUND

Notes to Financial Statements (unaudited) (continued)

8. RESTRICTED SECURITIES

The Fund may purchase securities through a private offering that generally cannot be resold to the public without prior registration under the Securities Act of 1933. The costs of registering such securities are paid by the issuer. Restricted securities held at June 30, 2002 are as follows:

                                                           Acquisition
 Shares  Issuer                                               Date        Cost      Value
--------------------------------------------------------------------------------------------
     31  International Steel Group........................   4/10/02   $  310,000 $  310,000
  1,070  Montpelier Re Holdings Ltd.......................  12/11/01      107,000    105,502
477,000  Nippon Investments LLC...........................   2/14/01      477,000    512,823
  2,140  Olympus Re holdings Ltd..........................  12/19/01      214,000    228,317
 13,770  Security Capital European Realty.................    4/8/98      275,400    193,847
  5,000  White Mountains Insurance Group Inc. (Restricted)    6/1/01    1,000,000  1,503,375
                                                                                  ----------
Total Restricted Securities (1.68% of net assets)                                 $2,853,864
                                                                                  ----------

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

MUTUAL DISCOVERY SECURITIES FUND

Tax Designation


At December 31, 2001, more than 50% of the Mutual Discovery Securities Fund's total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from dividends paid to the fund on these investments. The Fund intends to make an election under Section 853 of the Internal Revenue Code. This election will allow shareholders to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them.

The following table provides a breakdown by country of foreign source income and foreign taxes paid, as designated by the Fund, to Class 1 and Class 2 Shareholders of record on June 17, 2002.

MUTUAL DISCOVERY SECURITIES FUND

                               Class 1                   Class 2
                      ------------------------- -------------------------
                      Foreign Tax    Foreign    Foreign Tax    Foreign
                         Paid     Source Income    Paid     Source Income
       Country         Per Share    Per Share    Per Share    Per Share
       ------------------------------------------------------------------
       Austria.......    0.0004       0.0018       0.0004       0.0018
       Belgium.......    0.0006       0.0246       0.0006       0.0242
       Brazil........    0.0001       0.0004       0.0001       0.0003
       Canada........    0.0012       0.0059       0.0012       0.0058
       Denmark.......    0.0002       0.0011       0.0002       0.0010
       Finland.......    0.0001       0.0004       0.0001       0.0004
       France........    0.0031       0.0189       0.0031       0.0186
       Germany.......    0.0001       0.0017       0.0001       0.0017
       Hong Kong.....    0.0000       0.0006       0.0000       0.0006
       Ireland.......    0.0000       0.0083       0.0000       0.0082
       Italy.........    0.0001       0.0003       0.0001       0.0003
       Japan.........    0.0003       0.0015       0.0003       0.0014
       Netherlands...    0.0014       0.0065       0.0014       0.0064
       Norway........    0.0009       0.0044       0.0009       0.0043
       South Africa..    0.0000       0.0005       0.0000       0.0005
       South Korea...    0.0003       0.0016       0.0003       0.0015
       Spain.........    0.0009       0.0047       0.0009       0.0046
       Sweden........    0.0022       0.0160       0.0022       0.0157
       Switzerland...    0.0009       0.0050       0.0009       0.0049
       United Kingdom    0.0046       0.0421       0.0046       0.0413
                      ---------------------------------------------------
       TOTAL.........   $0.0174      $0.1463      $0.0174      $0.1435
                      ---------------------------------------------------

In January 2003, shareholders will receive Form 1099-DIV which will include their share of taxes withheld and foreign source income distributed during the calendar year 2002.

Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

                                                  MUTUAL SHARES SECURITIES FUND

--------------------------------------------------------------------------------
Fund Goals and Primary Investments: Mutual Shares Securities Fund seeks capital appreciation, with income as a secondary goal. Using a value-driven approach, the Fund invests primarily in U.S. equity securities of companies that the Fund's manager believes are available at market prices less than their value based on certain recognized or objective criteria. Investments include undervalued stocks, restructuring companies and distressed companies. The Fund may also invest a significant portion in small capitalization companies and a portion in foreign securities.

--------------------------------------------------------------------------------

During the first six months of the year, many economic indicators were positive or improving, but not all of the economic news proved to be encouraging. In the U.S., after marked growth in the first quarter, the rate of economic expansion in the second quarter moderated and concerns about a "double-dip" recession emerged. The Federal Reserve Board continued to pursue a stimulative monetary policy as they left short-term interest rates unchanged during the first half of the year at 1.75%, the lowest rate in four decades. Faced with a fragile economy, wartime expenditures, and lower growth in tax receipts, the U.S. deficit began to grow and the dollar weakened.

Against this economic background, U.S. and European equity markets demonstrated substantial volatility. During the first half of 2002, an incessant barrage of damaging news also battered the markets. After a brief rally in early March, the Standard & Poor's 500 Composite Index (S&P 500) lost momentum and began a slide that culminated in a loss for the first half of 2002. Most major European equity markets followed a similar trend and had also fallen into negative territory by the end of the period.

In this troubled investment environment, Mutual Shares Securities Fund held up quite well relative to its peer group and the equity index averages, but posted slightly negative six-month cumulative total return results nonetheless. The Fund's results compared quite favorably with the benchmark S&P 500, which returned -13.15%, and the Lipper VIP Multi-Cap Value Funds Average, which returned -8.37% during the same time./1/ We believe our distinctive investment discipline enabled the Fund to outperform these indexes not only during the first half of 2002, but also over the longer term, including multiple business and economic cycles.

1. Sources: Standard & Poor's Micropal; Lipper Inc. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio. Please see Index Descriptions following the Fund summaries.

 [GRAPHIC]
 (Bar chart with data as follows)

 Geographic Distribution
 Mutual Shares Securities Fund
 Based on Total Net Assets
 6/30/02

 U.S.                              51.9%
 U.K.                               8.0%
 France                             3.6%
 Spain                              2.1%
 Canada                             2.1%
 Switzerland                        1.9%
 Japan                              1.5%
 Germany                            1.4%
 Netherlands                        1.0%
 Other Countries                    2.7%
 U.S. Government Agencies
 & Other Net Assets                23.8%

Our unique investment strategy is composed of three different, yet complementary prongs. First, we construct the bulk of our investment portfolio with a solid base of what we believe are undervalued equities. We seek to invest in fundamentally strong companies with healthy balance sheets, high-quality assets and shareholder-oriented management teams, whose stocks are trading at material discounts to our assessment of their intrinsic value. This strict value approach not only enhances the likelihood of upside potential, but it also helps minimize the risk of substantial declines -- as evidenced in this reporting period. Second, we endeavor to enhance the Fund's portfolio with carefully selected investments in distressed or bankrupt companies. Often, when companies are reorganized in bankruptcy, owners of the old securities are repaid in securities of the new, stronger company when it emerges. While bankruptcy investing is highly specialized, we find it has proven quite profitable for our shareholders over the years. Our third focus is to participate in risk arbitrage situations, but only in announced takeover deals. This area of investing is also highly specialized but the returns can be attractive.

Some of the Fund's strongest performing securities during the period were quintessential value stocks we purchased when we believed they were selling at material discounts to their underlying value. British American Tobacco (BAT), a U.K.-based company, Scripps, a newspaper publisher and cable programmer, Greenpoint Financial, a mortgage bank, and Altadis, a Spanish tobacco company, were four of our best performers during the six months ended June 30, 2002.

BAT, a classic example of a value stock, was the strongest contributor to Fund performance. The market turbulence during the first half of 2002 prompted many investors to seek out defensive investments. BAT, and the whole tobacco industry, experienced multiple expansion due to the industry's attractive characteristics. During the period under review, BAT not only possessed a solid balance sheet, had a dividend yielding over 4% and generated substantial free cash flow, but it also occupied the number two global market share position. In an economic environment that was struggling to gain momentum, BAT was able to grow its earnings and its dividend payment. Furthermore, the new executive team was well-received by investors as the company's management appeared prepared to participate in industry consolidation if such a strategic move would create shareholder value.



 Top 10 Sectors/Industries
 Mutual Shares Securities Fund
 Based on Equity Securities
 6/30/02

                                            % of Total
                                            Net Assets
                          ----------------------------

                          Insurance            8.2%

                          Media                7.9%

                          Banks                6.3%

                          Tobacco              5.8%

                          Pharmaceuticals      3.8%

                          Paper & Forest
                          Products             3.3%

                          Oil & Gas            3.0%

                          Food Products        2.5%

                          Multiline Retail     2.4%

                          Diversified
                          Telecommunication
                          Services             2.3%

Scripps, headquartered in Cincinnati, Ohio, was another solid performer. Scripps, one of the oldest media companies in the U.S., owns and operates 21 newspapers, 10 television stations and 4 cable networks including Home & Garden Television and Food Network. During the first half of 2002, the company demonstrated that it had successfully restructured and turned around its Denver newspaper division, a business that had previously been suffering losses. Its cable assets continued to generate material top-line growth, which also contributed to the stock's price appreciation. Finally, Scripps was buoyed by expectations that the Federal Communications Commission may relax television station ownership regulations, which could usher in further consolidation and higher asset prices.

Greenpoint Financial operates two businesses, a New York area thrift and a national mortgage bank. During an ill-fated attempt to diversify in the late 1990s, Greenpoint purchased a manufactured home-lending business. This division began to generate significant losses when the economy softened and an inventory glut arose. Earlier this year, Greenpoint announced they would be shutting down their manufactured home-lending operations, thereby eliminating the associated losses. The market applauded this move and the stock promptly appreciated. Despite the stock's dramatic rise, we continued to believe Greenpoint's valuation was intriguing at period-end.

Altadis, another meaningful contributor, was formed in late 1999 when the French company Seita merged with the Spanish-based Tab- bacalerain. Management has been generating material profit growth by identifying and realizing cost savings as they integrate the merged companies and rationalize redundant facilities. Since the merger, we believe Altadis has also exhibited acute financial discipline when they refused to overpay for a large German acquisition when it became available. Instead, Altadis opted to repurchase their own undervalued shares, further enhancing shareholder value.

Unfortunately, not every security we owned during the period behaved as well as we would have liked. Three of the Fund's poor performers were AT&T Wireless, Sprint and Adelphia Communications. AT&T Wireless disappointed the markets as their subscriber growth rate fell short of earlier projections and their data revenues took longer to emerge than previously thought. Sprint was weighed down by the underperformance of Sprint PCS, a stock which tracks Sprint's domestic wireless business. Although we were too early in our investment of


 Top 10 Holdings
 Mutual Shares Securities Fund
 6/30/02

                    Company
                    Sector/Industry,             % of Total
                    Country                      Net Assets
                    ---------------------------------------

                    Berkshire Hathaway
                    Inc., A & B                     2.4%
                    Insurance, U.S.

                    White Mountains Insurance
                    Group Inc., Ord. &
                    Restricted                      1.8%
                    Insurance, U.S.

                    Federated Department
                    Stores Inc.                     1.8%
                    Multiline Retail, U.S.

                    British American Tobacco
                    PLC, Ord. & ADR                 1.8%
                    Tobacco, U.K.

                    Kroger Co.                      1.8%
                    Food & Drug Retailing, U.S.

                    Altadis SA                      1.7%
                    Tobacco, Spain

                    Scripps Co., A                  1.7%
                    Media, U.S.

                    Washington Post Co., B          1.7%
                    Media, U.S.

                    Lagardere SCA                   1.6%
                    Media, France

                    Fleet Boston Financial Corp.    1.5%
                    Banks, U.S.


The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments.

Adelphia's distressed bonds, we thought the debt securities continued to be interesting and we remained holders of this cable company at period-end.

We constantly monitor our portfolio, making adjustments where appropriate by buying securities we feel are a compelling value and selling investments that are no longer attractively priced. During the period, some of our largest purchases included Kroger, Bank of America and BMC Software. Kroger, the largest supermarket company in the U.S., was intriguing as it enjoys a solid balance sheet, ample free cash flow generation and enviable share in many of its markets. Bank of America, a superregional bank, is refocusing its operations by improving its balance sheet and narrowing its business mix. BMC, a leading provider of enterprise management software, has a strong balance sheet, generates free cash and has been a consistent purchaser of its shares.

Some of our largest sales during the reporting period included Telephone and Data Systems (TDS), AT&T, USA Interactive and Bois Cascade. We reduced our position in TDS after the management made an acquisition that, in our analysis, diluted shareholder value. We liquidated our position in AT&T after the company announced a deal to sell their cable assets to Comcast and we felt the stock was fully valued. We disposed of our USA Interactive position after the company sold the majority of its cable network assets and the stock had appreciated considerably. Finally, we took profits in Boise Cascade after the industry announced significant capacity reductions and the stock moved up nicely.

As we did during the euphoric bull market, and now through the brutal bear market, we will continue to adhere to our disciplined approach to investing because we believe it has enabled us to produce above-industry-average risk-adjusted returns for our shareholders.

At Mutual Shares Securities Fund, our investment approach is simple and time tested. We attempt to capitalize on the market's vagaries by remaining focused on determining the true value of businesses and buying securities at material discounts to our estimate of a company's intrinsic value. We seek to build our portfolio of special situations based on the individual drivers of the securities' fundamentals as opposed to trying to predict overall market movements or trends. We believe our three-pronged approach of investing in undervalued common stocks with a willingness to be activists if necessary, investing in bankrupt and distressed companies, and investing in arbitrage situations will continue to benefit our shareholders over time.

While the outlook for the major indexes during the remainder of 2002 is impossible to predict, the declines of the first half of the year and pervasive investor nervousness appear poised to continue into the third quarter. In these uncertain times, we are optimistic that ultimately the markets will present our investors with many opportunities, just as it has in past bear markets. At Mutual Shares Securities Fund we believe our skill set and our large cash balance will prove to be rewarding for patient investors.

 This discussion reflects our views, opinions and portfolio holdings as of June 30, 2002, the end of the reporting period. These opinions may not be relied upon as investment advice or an offer for a particular security. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

PERFORMANCE SUMMARY AS OF 6/30/02

Mutual Shares Securities Fund - Class 2 delivered a -3.89% cumulative total return for the six-month period ended 6/30/02. Total return of Class 2 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

 Mutual Shares Securities Fund - Class 2*
 Periods ended 6/30/02

                                                           Since
                                                         Inception
                                          1-Year 5-Year  (11/8/96)
              ----------------------------------------------------
              Cumulative Total Return     -7.83% +44.82%  +61.40%
              Average Annual Total Return -7.83%  +7.69%   +8.86%
              Value of $10,000 Investment $9,217 $14,482  $16,140

*Because Class 2 shares were not offered until 1/6/99, standardized Class 2 Fund performance for prior periods represents the historical results of Class 1 shares. For periods beginning on 1/6/99, Class 2's results reflect an additional 12b-1 fee expense, which also affects future performance. Since 1/6/99 (commencement of sales), the cumulative and average annual total returns of Class 2 shares were +28.05% and +7.37%.

Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ.

Mutual Shares Securities Fund - Class 2


 Performance reflects the Fund's Class 2 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.


 Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

MS-6
              Past performance does not guarantee future results.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

MUTUAL SHARES SECURITIES FUND

Financial Highlights


                                                                                                    Class 1
                                                                      ---------------------------------------------------------
                                                                      Six Months Ended               Year Ended December 31,
                                                                       June 30, 2002    ---------------------------------------
                                                                        (unaudited)       2001      2000      1999      1998
                                                                      ----------------  --------  --------  --------  --------
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period.................................        $   14.08  $  14.24  $  13.23  $  11.96  $  12.18
                                                                      ---------------------------------------------------------
Income from investment operations:
  Net investment income/a/...........................................              .12       .21       .30       .20       .28
  Net realized and unrealized gains (losses).........................             (.63)      .86      1.42      1.41      (.25)
                                                                      ---------------------------------------------------------
Total from investment operations.....................................             (.51)     1.07      1.72      1.61       .03
                                                                      ---------------------------------------------------------
Less distributions from:
  Net investment income..............................................             (.13)     (.29)     (.38)     (.34)     (.13)
  Net realized gains.................................................             (.28)     (.94)     (.33)       --      (.12)
                                                                      ---------------------------------------------------------
Total distributions..................................................             (.41)    (1.23)     (.71)     (.34)     (.25)
                                                                      ---------------------------------------------------------
Net asset value, end of period.......................................        $   13.16  $  14.08  $  14.24  $  13.23  $  11.96
                                                                      ---------------------------------------------------------

Total return/b/......................................................          (3.74)%     7.31%    13.62%    13.40%      .09%

Ratios/supplemental data
Net assets, end of period (000's)....................................        $ 360,002  $399,336  $407,063  $448,278  $482,444
Ratios to average net assets:
  Expenses/d/........................................................          .76%/c/      .79%      .80%      .79%      .79%
  Net investment income..............................................         1.67%/c/     1.42%     2.23%     1.59%     2.60%
Portfolio turnover rate..............................................           21.95%    54.73%    66.67%    80.02%    70.19%

/d/Excluding dividend expense on securities sold short, the ratios of expenses to average net assets would have been:
Expenses.............................................................          .76%/c/      .78%      .77%      .77%      .77%




                                                                        1997
                                                                      --------
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period................................. $  10.35

Income from investment operations:
  Net investment income/a/...........................................      .13
  Net realized and unrealized gains (losses).........................     1.71

Total from investment operations.....................................     1.84

Less distributions from:
  Net investment income..............................................     (.01)
  Net realized gains.................................................       --

Total distributions..................................................     (.01)

Net asset value, end of period....................................... $  12.18


Total return/b/......................................................   17.73%

Ratios/supplemental data
Net assets, end of period (000's).................................... $387,787
Ratios to average net assets:
  Expenses/d/........................................................     .80%
  Net investment income..............................................    2.10%
Portfolio turnover rate..............................................   49.01%

/d/Excluding dividend expense on securities sold short, the ratios of expenses to average net assets would have been:
Expenses.............................................................       --


/a/Based on average shares outstanding effective year ended December 31, 1999. /b/Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
/c/Annualized.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

MUTUAL SHARES SECURITIES FUND

Financial Highlights (continued)

                                                                                                     Class 2
                                                                                  -------------------------------------------
                                                                                                      Year ended December 31,
                                                                                                   --------------------------
                                                                                  Six Months Ended
                                                                                   June 30, 2002
                                                                                    (unaudited)      2001      2000    1999/c/
                                                                                  ---------------- --------  -------  -------
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period.............................................    $   14.03     $  14.22  $ 13.25  $ 12.36
                                                                                  -------------------------------------------
Income from investment operations:
  Net investment income/a/.......................................................          .10          .15      .26      .16
  Net realized and unrealized gains (losses).....................................         (.63)         .88     1.41     1.07
                                                                                  -------------------------------------------
Total from investment operations.................................................         (.53)        1.03     1.67     1.23
                                                                                  -------------------------------------------
Less distributions from:
  Net investment income..........................................................         (.12)        (.28)    (.37)    (.34)
  Net realized gains.............................................................         (.28)        (.94)    (.33)      --
                                                                                  -------------------------------------------
Total distributions..............................................................         (.40)       (1.22)    (.70)    (.34)
                                                                                  -------------------------------------------
Net asset value, end of period...................................................    $   13.10     $  14.03  $ 14.22  $ 13.25
                                                                                  -------------------------------------------

Total return/b/..................................................................      (3.89)%        7.04%   13.25%    9.91%

Ratios/supplemental data
Net assets, end of period (000's)................................................    $ 446,742     $262,621  $37,087  $ 5,716
Ratios to average net assets:
  Expenses/e/....................................................................        1.01%/d/     1.04%    1.05%    1.04%/d/
  Net investment income..........................................................        1.42%/d/     1.04%    1.96%    1.26%/d/
Portfolio turnover rate..........................................................       21.95%       54.73%   66.67%   80.02%

/e/Excluding dividend expense on securities sold short, the ratios of expenses to average net assets would have been:
 Expenses........................................................................     1.01%/d/        1.03%    1.02%       --

/a/Based on average shares outstanding effective year ended December 31, 1999. /b/Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
/c/For the period January 6, 1999 (effective date) to December 31, 1999. /d/Annualized.

                      See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

MUTUAL SHARES SECURITIES FUND

Statement of Investments, June 30, 2002 (unaudited)

                                                              SHARES/
                                                  COUNTRY     WARRANTS     VALUE
-----------------------------------------------------------------------------------
Common Stocks and Other Equity Interests 69.5%
Aerospace & Defense .1%
Honeywell International Inc................... United States     31,800 $ 1,120,314
                                                                        -----------
Automobiles .4%
Ford Motor Co................................. United States    201,000   3,216,000
                                                                        -----------
Banks 6.3%
Bank of America Corp.......................... United States    128,000   9,006,080
Bank of Ireland............................... Irish Republic   364,350   4,526,668
/a/Credit Suisse Group........................  Switzerland     136,550   4,335,285
Fleet Boston Financial Corp................... United States    371,600  12,021,260
Greenpoint Financial Corp..................... United States    105,394   5,174,845
/a,c/Nippon Investment LLC....................     Japan      1,148,000   1,234,215
Sovereign Bancorp Inc......................... United States    621,800   9,295,910
U.S. Bancorp.................................. United States    215,552   5,033,139
                                                                        -----------
                                                                         50,627,402
                                                                        -----------
Beverages 1.7%
Allied Domecq PLC............................. United Kingdom   655,600   4,299,483
Brown-Forman Corp., A......................... United States      4,000     280,400
Brown-Forman Corp., B......................... United States     85,100   5,871,900
Pepsi Bottling Group Inc...................... United States     96,100   2,959,880
                                                                        -----------
                                                                         13,411,663
                                                                        -----------
/a/Biotechnology .1%
Immunex Corp.................................. United States     25,100     560,734
                                                                        -----------
Chemicals 1.6%
Akzo Nobel NV.................................  Netherlands     185,730   8,087,260
Syngenta AG...................................  Switzerland      75,295   4,525,542
                                                                        -----------
                                                                         12,612,802
                                                                        -----------
Commercial Services & Supplies 1.9%
/a/Alderwoods Group Inc....................... United States     66,448     508,993
/a/Cendant Corp............................... United States    341,677   5,425,831
/a/Republic Services Inc...................... United States    338,900   6,462,823
Waste Management Inc.......................... United States    109,200   2,844,660
                                                                        -----------
                                                                         15,242,307
                                                                        -----------
/a/Computers & Peripherals....................
DecisionOne Corp.............................. United States     26,349      52,698
                                                                        -----------
Construction Materials .8%
Martin Marietta Materials Inc................. United States    162,200   6,325,800
                                                                        -----------
Diversified Financials 1.9%
Bear Stearns Cos. Inc......................... United States     96,420   5,900,904
Freddie Mac................................... United States     25,100   1,536,120
JP Morgan Chase & Co.......................... United States    100,700   3,415,744
/a/Principal Financial Group.................. United States    141,200   4,377,200
                                                                        -----------
                                                                         15,229,968
                                                                        -----------
Diversified Telecommunication Services 2.3%
BCE Inc.......................................     Canada       216,000   3,747,939
/a/McLeodUSA Inc., wts., 4/16/07.............. United States     47,355       5,919

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

MUTUAL SHARES SECURITIES FUND

Statement of Investments, June 30, 2002 (unaudited) (cont.)

                                                                   SHARES/
                                                       COUNTRY     WARRANTS    VALUE
----------------------------------------------------------------------------------------
Common Stocks and Other Equity Interests (cont.)
Diversified Telecommunication Services (cont.)
Sprint Corp. FON Group............................. United States  544,100  $  5,772,901
TDC AS.............................................    Denmark     107,400     2,969,888
Telephone & Data Systems Inc....................... United States  101,779     6,162,718
                                                                            ------------
                                                                              18,659,365
                                                                            ------------
Electric Utilities 1.5%
Constellation Energy Group Inc..................... United States   45,900     1,346,706
E.On AG............................................    Germany      88,000     5,127,597
Endesa SA..........................................     Spain      220,840     3,208,261
Endesa SA, ADR.....................................     Spain        5,000        71,600
/a/PG & E Corp..................................... United States   43,800       783,582
PPL Corp........................................... United States   44,300     1,465,444
                                                                            ------------
                                                                             12,003,190.
                                                                            ------------
/a/Electronic Equipment & Instruments .3%
Thermo Electron Corp............................... United States  115,300     1,902,450
                                                                            ------------
/a/Food & Drug Retailing 2.3%
Kroger Co.......................................... United States  711,200    14,152,880
Safeway Inc........................................ United States  156,500     4,568,235
                                                                            ------------
                                                                             18,721,115.
                                                                            ------------
Food Products 2.5%
Cadbury Schweppes PLC.............................. United Kingdom 379,124     2,840,281
Groupe Danone......................................     France      51,400     7,066,129
Nestle SA..........................................  Switzerland    25,300     5,898,942
Orkla ASA..........................................     Norway     227,360     4,393,108
                                                                            ------------
                                                                              20,198,460
                                                                            ------------
Health Care Providers & Services 1.5%
CIGNA Corp......................................... United States   59,200     5,767,264
/a/Genesis Health Ventures Inc..................... United States   29,163       585,885
/a/Health Net Inc., A.............................. United States   82,965     2,220,973
/a/Kindred Healthcare Inc.......................... United States   70,034     2,969,337
/a/Kindred Healthcare Inc., Series A, wts., 4/20/06 United States   12,897       230,340
/a/Kindred Healthcare Inc., Series B, wts., 4/20/06 United States   32,243       473,400
/a/Rotech Healthcare Inc........................... United States    1,457        43,346
/a/Rotech Medical Corp............................. United States    3,239            32
                                                                            ------------
                                                                             12,290,577.
                                                                            ------------
Hotels Restaurants & Leisure 1.9%
/a/Fine Host Corp.................................. United States  139,062     1,376,714
P & O Princess Cruises PLC......................... United Kingdom 693,460     4,386,579
/a/Park Place Entertainment Corp................... United States  912,900     9,357,225
                                                                            ------------
                                                                              15,120,518
                                                                            ------------
Household Products .9%
Kimberly-Clark Corp................................ United States  114,000     7,068,000
                                                                            ------------
Insurance 8.2%
/a/Alleghany Corp.................................. United States   21,144     4,038,504
Assurances Generales de France AGF.................     France      34,800     1,598,815
/a/Berkshire Hathaway Inc., A...................... United States      106     7,080,800
/a/Berkshire Hathaway Inc., B...................... United States    5,312    11,867,008

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

MUTUAL SHARES SECURITIES FUND

Statement of Investments, June 30, 2002 (unaudited) (cont.)

                                                                    SHARES/
                                                        COUNTRY     WARRANTS     VALUE
-----------------------------------------------------------------------------------------
Common Stocks and Other Equity Interests (cont.)
Insurance (cont.)
MBIA Inc............................................ United States     79,599 $ 4,499,731
/a,c/Montpelier Re Holdings Ltd.....................    Bermuda         8,140     802,604
Muenchener Rueckversicherungs-Gesellschaft..........    Germany        15,375   3,636,636
Old Republic International Corp..................... United States    213,700   6,731,550
/a,c/Olympus Re Holdings Ltd........................    Bermuda        16,280   1,736,913
Partnerre Ltd.......................................    Bermuda        71,300   3,490,135
/a/Prudential Financial Inc......................... United States     84,200   2,808,912
/a/Travelers Property Casualty...................... United States    182,885   3,237,065
White Mountains Insurance Group Inc................. United States     32,451  10,270,742
/c/White Mountains Insurance Group Inc. (Restricted) United States     15,000   4,510,125
                                                                              -----------
                                                                               66,309,540
                                                                              -----------
/a/Machinery .3%
Joy Global Inc...................................... United States    120,342   2,134,867
                                                                              -----------
Marine .4%
Peninsular & Oriental Steam Navigation Co........... United Kingdom   819,840   3,011,637
                                                                              -----------
Media 7.9%
Dow Jones & Co. Inc................................. United States     19,600     949,620
/a/Fox Entertainment Group Inc., A.................. United States    142,500   3,099,375
/a/General Motors Corp., H.......................... United States    340,316   3,539,286
/a/Hispanic Broadcasting Corp., A................... United States      8,500     221,850
Lagardere SCA.......................................     France       288,997  12,512,472
/a/Liberty Media Corp., A........................... United States  1,079,480  10,794,800
Meredith Corp....................................... United States    102,159   3,917,798
Omnicom Group Inc................................... United States     43,700   2,001,460
Scripps Co., A...................................... United States    175,916  13,545,532
/a/TVMAX Holdings Inc............................... United States      7,459     141,721
Washington Post Co., B.............................. United States     24,524  13,365,580
                                                                              -----------
                                                                               64,089,494
                                                                              -----------
Metals & Mining .7%
Anglo American PLC.................................. United Kingdom   166,000   2,760,510
Anglo American PLC, ADR............................. United Kingdom       200       3,270
/a,c/International Steel Group...................... United States        150   1,500,000
Newmont Mining Corp................................. United States     57,500   1,513,975
                                                                              -----------
                                                                                5,777,755
                                                                              -----------
Multiline Retail 2.4%
/a/Federated Department Stores Inc.................. United States    361,754  14,361,634
May Department Stores Co............................ United States    162,100   5,337,953
                                                                              -----------
                                                                               19,699,587
                                                                              -----------
Multi-Utilities .8%
Suez SA.............................................     France       252,885   6,743,200
                                                                              -----------
Oil & Gas 3.0%
Amerada Hess Corp................................... United States     39,900   3,291,750
BP PLC.............................................. United Kingdom   347,700   2,920,201
BP PLC, ADR......................................... United Kingdom    26,500   1,337,985
Burlington Resources Inc............................ United States    137,600   5,228,800
Conoco Inc.......................................... United States    396,683  11,027,787
Pennzoil-Quaker State Co............................ United States     15,900     342,327
/a/Southwest Royalties Inc., A...................... United States      6,820     204,590
                                                                              -----------
                                                                               24,353,440
                                                                              -----------

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

MUTUAL SHARES SECURITIES FUND

Statement of Investments, June 30, 2002 (unaudited) (cont.)

                                                                SHARES/
                                                    COUNTRY     WARRANTS     VALUE
-------------------------------------------------------------------------------------
Common Stocks and Other Equity Interests (cont.)
Paper & Forest Products 3.3%
Abitibi-Consolidated Inc........................     Canada       843,792 $ 7,778,265
International Paper Co.......................... United States    205,800   8,968,764
MeadWestvaco Corp............................... United States    290,500   9,749,180
                                                                          -----------
                                                                           26,496,209
                                                                          -----------
Pharmaceuticals 3.8%
Bristol-Myers Squibb Co......................... United States     71,400   1,834,980
Daiichi Pharmaceutical Co.......................     Japan        317,500   5,801,143
ICN Pharmaceuticals Inc......................... United States    345,500   8,364,555
Merck & Co. Inc................................. United States    152,400   7,717,536
Schering-Plough Corp............................ United States     78,600   1,933,560
Takeda Chemical Industries Ltd..................     Japan        121,200   5,318,805
                                                                          -----------
                                                                           30,970,579
                                                                          -----------
Real Estate 1.7%
/a/Alexander's Inc.............................. United States      8,000     614,400
/a/Canary Wharf Group PLC....................... United Kingdom 1,290,698   8,754,696
/a,c/Security Capital European Realty...........   Luxembourg      27,030     380,515
St. Joe Co...................................... United States     80,500   2,416,610
Ventas Inc...................................... United States     97,800   1,246,950
                                                                          -----------
                                                                           13,413,171
                                                                          -----------
Road & Rail 1.3%
Burlington Northern Santa Fe Corp............... United States     96,600   2,898,000
Canadian National Railway Co....................     Canada        34,800   1,831,410
Canadian National Railway Co., ADR..............     Canada         6,200     321,160
Florida East Coast Industries Inc., A........... United States    142,600   3,607,780
Florida East Coast Industries Inc., B........... United States     28,413     676,229
Railtrack Group PLC............................. United Kingdom   357,395   1,212,090
                                                                          -----------
                                                                           10,546,669
                                                                          -----------
/a/Semiconductor Equipment & Products .5%
Agere Systems Inc., A........................... United States  1,179,200   1,650,880
Agere Systems Inc., B........................... United States    144,800     217,200
Integrated Device Technology Inc................ United States    115,800   2,100,612
Teradyne Inc.................................... United States     11,400     267,900
                                                                          -----------
                                                                            4,236,592
                                                                          -----------
/a/Software .7%.................................
BMC Software Inc................................ United States    362,200   6,012,520
                                                                          -----------
Textiles & Apparel .3%
Compagnie Financiere Richemont AG, A............  Switzerland      19,700     448,073
/a/Jones Apparel Group Inc...................... United States     51,100   1,916,250
                                                                          -----------
                                                                            2,364,323
                                                                          -----------
Tobacco 5.8%
Altadis SA......................................     Spain        616,195  12,718,728
Altadis SA (Paris Listed).......................     Spain         60,400   1,230,596
British American Tobacco PLC.................... United Kingdom 1,333,956  14,334,649
British American Tobacco PLC, ADR............... United Kingdom     6,300     134,820
Gallaher Group PLC.............................. United Kingdom   203,707   1,909,578
Gallaher Group PLC, ADR......................... United Kingdom     4,500     168,075

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

MUTUAL SHARES SECURITIES FUND

Statement of Investments, June 30, 2002 (unaudited) (cont.)

                                                                                     SHARES/
                                                                      COUNTRY       WARRANTS        VALUE
-------------------------------------------------------------------------------------------------------------
Common Stocks and Other Equity Interests (cont.)
Tobacco (cont.)
Philip Morris Cos. Inc............................................ United States     208,870     $  9,123,442
UST Inc........................................................... United States     203,941        6,933,994
                                                                                                 ------------
                                                                                                   46,553,882
                                                                                                 ------------
/a/Wireless Telecommunication Services .4%........................
AT&T Wireless Services Inc........................................ United States     525,582        3,074,655
U.S. Cellular Corp................................................ United States      19,300          491,185
                                                                                                 ------------
                                                                                                    3,565,840
                                                                                                 ------------
Total Common Stocks and Other Equity Interests (Cost $518,887,659)                                560,642,668
                                                                                                 ------------
Preferred Stocks .3%
/a/Genesis Health Ventures Inc., 6.00%, cvt. pfd.................. United States         339           33,731
Henkel KGAA, pfd..................................................    Germany         32,200        2,213,320
/a/McLeodUSA Inc., cvt. pfd....................................... United States      21,372           80,145
                                                                                                 ------------
Total Preferred Stocks (Cost $2,081,036)..........................                                  2,327,196
                                                                                                 ------------

                                                                                    PRINCIPAL
                                                                                    AMOUNT/g/
                                                                                  ----------
Corporate Bonds & Notes 1.3%
Alderwoods Group Inc.:
  11.00%, 1/02/07................................................. United States  $  156,500          158,065
  12.25%, 1/02/09................................................. United States     655,400          678,339
DecisionOne Corp., Term Loan...................................... United States     965,638          820,793
Eurotunnel Finance Ltd., Equity Note, 12/31/03.................... United Kingdom    286,406 GBP      211,729
Eurotunnel PLC:
  12/31/25, Tier 3................................................ United Kingdom     531240 GBP      534,430
  12/31/50, Resettable Advance R5................................. United Kingdom    583,367 GBP      391,247
  PTC loan note, zero cpn., 4/30/40............................... United Kingdom     58,000 GBP       32,268
  Stabilization Facility S8, Tier 1............................... United Kingdom    220,793 GBP       92,550
  Stabilization Facility S8, Tier 2............................... United Kingdom    242,751 GBP       96,203
Eurotunnel SA:
  5.28%, 12/31/25, Tier 3 (Pibor).................................     France         84,795 EUR       54,433
  12/31/25, Tier 3 (Libor)........................................     France        619,054 EUR      397,394
  12/31/50, Resettable Advance R4.................................     France        495,703 EUR      215,404
  Stabilization Advance S6, Tier 1 (Pibor)........................     France         74,647 EUR       20,273
  Stabilization Advance S6, Tier 2 (Libor)........................     France        195,700 EUR       50,251
  Stabilization Advance S7, Tier 1 (Libor)........................     France        109,282 EUR       29,680
HIH Capital Ltd., cvt., 144A, 7.50%, 9/25/06...................... United Kingdom  1,235,000          389,025
Intermedia Communications Inc.:
  8.50%, 1/15/08.................................................. United States     185,000           60,125
  8.60%, 6/01/08.................................................. United States     255,000           82,875
  9.50%, 3/01/09.................................................. United States     240,000           78,000
Providian Financial Corp., senior note, cvt., zero cpn., 2/15/21.. United States   2,717,000          825,289
Southwest Royalties Inc.,10.50%, 6/30/04.......................... United States     454,000          454,000
Telewest Finance Ltd., cvt., 6.00%, 7/07/05....................... United Kingdom    406,000          285,787
Tyco International Group SA:
  6.375%, 2/15/06.................................................   Luxembourg    1,835,000        1,479,469
  6.125%, 11/01/08................................................   Luxembourg      790,000          610,275
  6.125%, 1/15/09.................................................   Luxembourg      205,000          158,363
Tyco International Ltd., cvt., zero cpn., 11/17/20................    Bermuda        595,000          368,597

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

MUTUAL SHARES SECURITES FUND

Statement of Investments, June 30, 2002 (unaudited) (cont.)

                                                                    PRINCIPAL
                                                      COUNTRY       AMOUNT/g/       VALUE
--------------------------------------------------------------------------------------------
Corporate Bonds & Notes (cont.)
Xerox Credit Corp.:
  0.80%, 12/16/02................................. United States 100,000,000 JPY $   784,248
  1.50%, 6/06/05.................................. United States 200,000,000 JPY   1,176,372
                                                                                 -----------
Total Corporate Bonds & Notes (Cost $11,122,610)..                                10,535,484
                                                                                 -----------
/b/Bonds & Notes In Reorganization 5.2%...........
Adelphia Communications Corp.:
  9.25%, 10/01/02................................. United States     365,000         144,175
  7.50%, 1/15/04.................................. United States     350,000         140,000
  10.50%, 7/15/04................................. United States     577,000         233,685
  10.25%, 11/01/06................................ United States   1,078,000         431,200
  9.875%, 3/01/07................................. United States     265,000         107,325
  8.375%, 2/01/08................................. United States   1,188,000         481,140
  7.75%, 1/15/09.................................. United States     711,000         284,400
  7.875%, 5/01/09................................. United States     383,000         149,370
  9.375%, 11/15/09................................ United States     280,000         114,800
  10.875%, 10/01/10............................... United States      90,000          36,000
  10.25%, 6/15/11................................. United States     903,000         374,745
  cvt., 6.00%, 2/15/06............................ United States   4,861,000         437,490
  cvt., 3.25%, 5/01/21............................ United States     565,000          50,850
Aiken Cnty SC Indl Rev Ref Beloit, 6.00%, 12/01/11 United States      45,000           2,835
Century Communications Corp., zero cpn., 3/15/03.. United States     900,000         274,500
Comdisco Inc.:
  6.13%, 8/01/01.................................. United States   1,460,000       1,204,500
  7.23%, 8/16/01.................................. United States     255,000         212,925
  6.65%, 11/13/01................................. United States     200,000         168,000
  6.375%, 11/30/01................................ United States     871,000         705,510
  6.00%, 1/30/02.................................. United States   1,664,000       1,389,440
  5.95%, 4/30/02.................................. United States   2,251,000       1,857,075
  6.125%, 1/15/03................................. United States     374,000         310,420
  9.50%, 8/15/03.................................. United States     398,000         334,320
  Revolver........................................ United States     710,000         589,300
Dow Corning Corp.:
  9.38%, 2/01/08.................................. United States     550,000       1,028,500
  Bank Claim...................................... United States     100,000         145,000
Enron Corp., 144A, 8.00%, 8/15/05................. United States     385,000          77,000
Enron Corp. Trust II, 144A, 7.375%, 5/15/06....... United States     277,000          55,400
Frontier Corp., 7.25%, 5/15/04.................... United States     185,000          23,125
Genesis Health Ventures Inc., zero cpn., 9/15/04.. United States         325             325
Global Crossing Holdings Ltd.:
  9.125%, 11/15/06................................ United States   1,135,000          17,025
  9.625%, 5/15/08................................. United States     550,000           8,250
  9.50%, 11/15/09................................. United States     915,000          13,725
  Revolver........................................ United States   2,370,183         438,483
  Term Loan....................................... United States   1,675,000         309,875
Global Crossing Ltd, 6.00%, 10/15/03.............. United States     200,000          25,000
Harnischfeger Industries Inc.:
  8.90%, 3/01/22.................................. United States     410,000          24,600
  8.70%, 6/15/22.................................. United States     360,000          21,600
  7.25%, 12/15/25................................. United States     519,000          31,140
  6.875%, 2/15/27................................. United States     463,000          27,780
  Revolver........................................ United States     603,475          36,209

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

MUTUAL SHARES SECURITIES FUND

Statement of Investments, June 30, 2002 (unaudited) (cont.)

                                                                       PRINCIPAL
                                                        COUNTRY        AMOUNT/g/      VALUE
----------------------------------------------------------------------------------------------
/b/Bonds & Notes in Reorganization (cont.)
Integrated Health Services Inc.:
  Revolver.......................................... United States  $   857,956     $   81,506
  Tranche B, Term Loan.............................. United States      633,412         60,174
  Tranche C, Term Loan.............................. United States       78,652          7,472
Laidlaw Inc.:
  7.70%, 8/15/02....................................     Canada         689,000        428,903
  7.05%, 5/15/03....................................     Canada         420,000        266,700
  6.65%, 10/01/04...................................     Canada         174,000        107,010
  7.875%, 4/15/05...................................     Canada         385,000        236,775
  6.50%, 5/01/05....................................     Canada         330,000        201,300
  7.65%, 5/15/06....................................     Canada         240,000        153,600
  6.70%, 5/01/08....................................     Canada         295,000        179,950
  8.75%, 4/15/25....................................     Canada         361,000        225,625
  6.72%, 10/01/27...................................     Canada         835,000        513,525
  Revolver..........................................     Canada       1,622,401      1,050,505
Metromedia Fiber Network Inc.:
  14.00%, 3/15/07................................... United States    2,897,000        782,190
  10.00%, 11/15/08.................................. United States    2,297,000         34,455
  senior note, 10.00%, 12/15/09..................... United States    2,418,000         36,270
  senior note, 10.00%, 12/15/09..................... United States    1,085,000 EUR     21,431
NTL Communications Corp.:
  12.75%, 4/15/05................................... United Kingdom     347,000        107,570
  9.25%, 11/15/06................................... United Kingdom   3,755,000 EUR  1,112,527
  10.00%, 2/15/07................................... United Kingdom     720,000        216,000
  12.375%, 2/01/08.................................. United Kingdom     590,000 EUR    174,804
  11.50%, 10/01/08.................................. United Kingdom   1,892,000        567,600
  9.875%, 11/15/09.................................. United Kingdom   3,887,000 EUR  1,151,635
  11.875%, 10/01/10................................. United Kingdom     485,000        130,950
  cvt., 7.00%, 02/15/08............................. United Kingdom   1,807,000        460,785
  Series B, 12.375%, 10/01/08....................... United Kingdom     540,000        110,700
  Series B, 9.75%, 4/15/09.......................... United Kingdom   8,985,000 GBP  3,982,907
  Series B, 11.50%, 11/15/09........................ United Kingdom   4,900,000 EUR  1,223,529
NTL Inc.:
  9.75%, 4/01/08.................................... United Kingdom   6,484,000      1,750,680
  cvt., 5.75%, 12/15/09............................. United Kingdom   2,794,000        419,100
  Series B, 11.50%, 2/01/06......................... United Kingdom   1,349,000        404,700
  Series B, 9.50%, 4/01/08.......................... United Kingdom     565,000 GBP    258,361
  Series B, 10.75%, 4/01/08......................... United Kingdom   4,849,000 GBP  2,217,327
Owens Corning, Revolver............................. United States    2,360,480      1,616,929
PG & E Corp.:
  5.00%, 1/31/03.................................... United States      225,438        225,438
  7.375%, 11/01/05.................................. United States    2,269,000      2,280,345
  Commercial Paper, 1/18/01......................... United States       92,000         90,160
  Commercial Paper, 1/30/01......................... United States       45,000         44,100
  Commercial Paper, 2/16/01......................... United States      136,000        133,280
  FRN, 144A, 7.575%, 10/31/01....................... United States      610,000        600,850
  MTN, 5.94%, 10/07/03.............................. United States      115,000        106,950
PIV Investment Finance (Cayman) Ltd., 12/01/00......   Hong Kong     12,200,000      1,647,000
Port Seattle Wash Ref--Beloit Proj., 6.00%, 12/01/17 United States       20,000          1,260

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

MUTUAL SHARES SECURITIES FUND

Statement of Investments, June 30, 2002 (unaudited) (cont.)


                                                                                                    PRINCIPAL
                                                                                      COUNTRY       AMOUNT/g/        VALUE
------------------------------------------------------------------------------------------------------------------------------
/b/Bonds & Notes in Reorganization (cont.)
Safety Kleen Corp.:
  9.25%, 5/15/09.................................................................. United States $    63,000     $      1,890
  Revolver........................................................................ United States     530,484          291,766
  Term Loan....................................................................... United States      55,747 CAD       19,790
  Term Loan A..................................................................... United States     516,275          273,626
  Term Loan B..................................................................... United States     510,705          270,674
  Term Loan C..................................................................... United States     510,705          270,674
Safety Kleen Services, 9.25%, 6/01/08............................................. United States       5,000              113
Southern California Edison Co.
  7.20%, 11/03/03................................................................. United States   1,236,000        1,266,900
  6.375%, 1/15/06................................................................. United States      65,000           62,725
  7.125%, 7/15/25................................................................. United States      55,000           50,050
Williams Communications Inc.:
  Term Loan....................................................................... United States     793,640          555,548
  Term Loan A..................................................................... United States     321,446          225,012
WorldCom Inc.:
  8.25%, 5/15/10.................................................................. United States   1,445,000          238,425
  7.375%, 1/15/11................................................................. United States   2,897,000          579,400
  7.50%, 5/15/11.................................................................. United States   2,220,000          344,100
  8.25%, 5/15/31.................................................................. United States     105,000           17,063
WorldCom Inc. - MCI Group:
  6.50%, 4/15/10.................................................................. United States     190,000           58,900
  7.125%, 6/15/27................................................................. United States     100,000           35,000
                                                                                                                 ------------
Total Bonds & Notes in Reorganization (Cost $48,314,863)..........................                                 42,301,576
                                                                                                                 ------------
Companies In Liquidation
Peregrine Investments Holdings Ltd., zero cpn., 1/22/98...........................   Hong Kong     5,000,000 JPY        2,712
United Companies Financial Corp., Revolver........................................ United States   2,450,427           24,504
                                                                                                                 ------------
Total Companies In Liquidation....................................................                                     27,216
                                                                                                                 ------------
Government Agencies 23.0%
Federal Home Loan Bank, 1.613% to 2.166%, with maturities to 1/31/03.............. United States  30,768,000       30,704,815
/d/Federal Home Loan Mortgage Corp., 1.757% to 2.455%, with maturities to 4/02/03. United States  53,730,000       53,408,711
Federal National Mortgage Association, 1.700% to 2.457% with maturities to 5/30/03 United States  95,100,000      100,014,521
U.S. Treasury Bills, 1.775%, 12/12/02............................................. United States   1,000,000          992,483
                                                                                                                 ------------
Total Government Agencies (Cost $184,887,141).....................................                                185,120,530
                                                                                                                 ------------
/e/Short Term Investments (Cost $15,654,548) 1.9%                                                    SHARES
                                                                                                 -----------
Franklin Institutional Fiduciary Trust Money Market Portfolio..................... United States  15,654,548       15,654,548
                                                                                                                 ------------
Total Investments (Cost $780,947,857) 101.2%......................................                                816,609,218
Options Written...................................................................                                    (22,770)
Securities Sold Short (.1)%.......................................................                                   (686,928)
Net Equity in Forward Contracts (1.2)%............................................                                (10,198,358)
Other Assets less Liabilities .1%.................................................                                  1,042,405
                                                                                                                 ------------
Total Net Assets 100.0%...........................................................                               $806,743,567
                                                                                                                 ------------
/f/Securities Sold Short
ISSUER                                                                                COUNTRY        SHARES          VALUE
------------------------------------------------------------------------------------------------------------------------------
Amgen Inc......................................................................... United States      11,004     $    460,848
Univision Communications Inc., A.................................................. United States       7,200          226,080
                                                                                                                 ------------
Total Securities Sold Short (Proceeds $786,158)...................................                               $    686,928
                                                                                                                 ------------

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

MUTUAL SHARES SECURITIES FUND

Statement of Investments, June 30, 2002 (unaudited) (cont.)

Options Written
ISSUER                                                 COUNTRY    SHARES     VALUE
---------------------------------------------------------------------------------------
Integrated Device Technology Inc., August/17.5/Puts United States   46   $        8,740
Integrated Device Technology Inc., July/17.5/Puts.. United States   23            2,760
Integrated Device Technology Inc., July/20/Puts.... United States   46           11,270
                                                                         --------------
Total Options Written (Premiums received $19,295)..                      $       22,770
                                                                         --------------

Currency Abbreviations:
CAD - Canadian Dollar
EUR - European Unit
GBP - British Pound
JPY - Japanese Yen

/a/Non-income producing.
/b/See Note 7 regarding defaulted securities.
/c/See Note 8 regarding restricted securities.
/d/See Note 1(f) regarding securities segregated with broker for securities sold short.
/e/The Franklin Institutional Fiduciary Trust Money Market Portfolio is managed by Franklin Advisers Inc.
/f/See Note 1(f) regarding securities sold short.
/g/The principal amount is stated in U.S. dollars unless otherwise indicated.

                                                                          MS-17
                      See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

MUTUAL SHARES SECURITIES FUND

Financial Statements

    Statement of Assets and Liabilities
    June 30, 2002 (unaudited)

    Assets:
      Investments in securities:
        Cost................................................. $780,947,857
                                                              ------------
        Value................................................  816,609,218
      Cash...................................................      147,898
      Foreign currency, at value (cost $814,683).............      813,261
      Receivables:
        Investment securities sold...........................    7,022,585
        Capital shares sold..................................    2,594,644
        Dividends and interest...............................      963,706
      Deposits with broker for securities sold short.........      401,591
      Unrealized gain on forward exchange contracts (Note 6).      115,420
                                                              ------------
         Total assets........................................  828,668,323
                                                              ------------
    Liabilities:
      Payables:
        Investment securities purchased......................    9,394,200
        Capital shares redeemed..............................      749,976
        Affiliates...........................................      676,691
        Professional fees....................................       18,020
      Securities sold short, at value (proceeds $786,158)....      686,928
      Options written, at value (premiums received $19,295)..       22,770
      Unrealized loss on forward exchange contracts (Note 6).   10,313,778
      Other liabilities......................................       62,393
                                                              ------------
         Total liabilities...................................   21,924,756
                                                              ------------
           Net assets, at value.............................. $806,743,567
                                                              ------------
    Net assets consist of:
      Undistributed net investment income.................... $  4,471,985
      Net unrealized depreciation............................   25,568,124
      Accumulated net realized loss..........................     (384,040)
      Capital shares.........................................  777,087,498
                                                              ------------
           Net assets, at value.............................. $806,743,567
                                                              ------------
    Class 1:
      Net assets, at value................................... $360,001,508
                                                              ------------
      Shares outstanding.....................................   27,358,025
                                                              ------------
      Net asset value and offering price per share........... $      13.16
                                                              ------------
    Class 2:
      Net assets, at value................................... $446,742,059
                                                              ------------
      Shares outstanding.....................................   34,098,659
                                                              ------------
      Net asset value and offering price per share........... $      13.10
                                                              ------------

MS-18
                      See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

MUTUAL SHARES SECURITIES FUND

Financial Statements (continued)


Statement of Operations
for the six months ended June 30, 2002 (unaudited)

Investment Income:
(net of foreign taxes of $289,326)
  Dividends................................................................... $  5,063,026
  Interest....................................................................    3,602,084
                                                                               ------------
    Total investment income...................................................    8,665,110
                                                                               ------------
Expenses:
  Management fees (Note 3)....................................................    2,215,610
  Administrative fees (Note 3)................................................      519,252
  Distribution fees - Class 2 (Note 3)........................................      448,299
  Custodian fees..............................................................       25,800
  Reports to shareholders.....................................................       42,100
  Professional fees...........................................................       31,800
  Trustees' fees and expenses.................................................        4,600
  Other.......................................................................        7,900
                                                                               ------------
    Total expenses............................................................    3,295,361
                                                                               ------------
       Net investment income..................................................    5,369,749
                                                                               ------------
Realized and unrealized gains (losses):
  Net realized gain (loss) from:
    Investments...............................................................    5,136,023
    Foreign currency transactions.............................................   (3,555,574)
                                                                               ------------
       Net realized gain......................................................    1,580,449
  Net unrealized depreciation on:
    Investments...............................................................  (30,846,998)
    Translation of assets and liabilities denominated in foreign currencies...  (10,077,187)
                                                                               ------------
       Net unrealized depreciation............................................  (40,924,175)
                                                                               ------------
Net realized and unrealized loss..............................................  (39,343,726)
                                                                               ------------
Net decrease in net assets resulting from operations.......................... $(33,973,977)
                                                                               ------------

                                                                          MS-19
                      See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

MUTUAL SHARES SECURITIES FUND

Notes to Financial Statements (continued)


Statements of Changes in Net Assets
for the six months ended June 30, 2002 (unaudited)
and year ended December 31, 2001
                                                                                 Six months ended    Year ended
                                                                                  June 30, 2002   December 31, 2001
                                                                                 ----------------------------------
Increase (decrease) in net assets:
  Operations:
    Net investment income.......................................................  $   5,369,749     $  7,154,316
    Net realized gain from investments and foreign currency transactions........      1,580,449       14,556,700
    Net unrealized appreciation (depreciation) on investments and translation
     of assets and liabilities denominated in foreign currencies................    (40,924,175)      11,361,345
                                                                                 ---------------- -----------------
     Net increase (decrease) in net assets resulting from operations............    (33,973,977)      33,072,361
  Distributions to shareholders from:...........................................
    Net investment income:......................................................
     Class 1....................................................................     (3,339,385)      (7,851,268)
     Class 2....................................................................     (3,698,558)      (1,837,489)
    Net realized gains:.........................................................
     Class 1....................................................................     (7,639,415)     (25,705,025)
     Class 2....................................................................     (9,170,486)      (6,177,652)
                                                                                 ---------------- -----------------
  Total distributions to shareholders...........................................    (23,847,844)     (41,571,434)
  Capital share transactions: (Note 2)
     Class 1....................................................................    (14,447,390)      (3,039,328)
     Class 2....................................................................    217,055,555      229,345,621
                                                                                 ---------------- -----------------
  Total capital share transactions..............................................    202,608,165      226,306,293
     Net increase in net assets.................................................    144,786,344      217,807,220
Net assets:
  Beginning of period...........................................................    661,957,223      444,150,003
                                                                                 ---------------- -----------------
  End of period.................................................................   $806,743,567     $661,957,223
                                                                                 ---------------- -----------------
Undistributed net investment income included in net assets:
  End of period.................................................................  $   4,471,985     $  6,140,179
                                                                                 ---------------- -----------------

MS-20
                      See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

MUTUAL SHARES SECURITIES FUND

Notes to Financial Statements (unaudited)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Mutual Shares Securities Fund (the Fund) is a separate, diversified series of Franklin Templeton Variable Insurance Products Trust (the Trust), which is an open-end investment company registered under the Investment Company Act of 1940. Shares of the Fund are sold to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. As of June 30, 2002, over 46.7% of the Fund's shares were sold through one insurance company. The Fund seeks capital appreciation, with income as a secondary goal. Using a value-driven approach, the portfolio invests primarily in U.S. equity securities. Investments include securities of small capitalization companies, undervalued stocks, reorganizing companies and distressed companies. The portfolio may also invest in foreign securities.

The following summarizes the Fund's significant accounting policies.

a. Security Valuation

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Restricted securities and securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Foreign Currency Contracts

The Fund may enter into forward exchange contracts to hedge against fluctuations in foreign exchange rates. A forward exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate at a future date. These contracts are valued daily and the Fund's equity therein is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations.

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. Realized and unrealized gains and losses are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts

d. Synthetic Equity Swaps

Synthetic equity swaps are contracts entered into between a broker and the Fund under which the parties agree to make payments to each other so as to replicate the economic consequences that would apply had a short sale of the underlying security

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

MUTUAL SHARES SECURITIES FUND

Notes to Financial Statements (unaudited) (continued)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (cont.)

d. Synthetic Equity Swaps (cont.)

taken place. Upon entering into synthetic equity swaps, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount ("initial margin"). Subsequent payments known as "variation margin", are made or received by the Fund periodically, depending on fluctuations in the value of the underlying security. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the synthetic equity swaps and may realize a loss.

e. Options

The Fund may purchase or write options. Options are contracts entitling the holder to purchase or sell a specified number of shares or units of a particular security at a specified price at any time until the contract stated expiration date. Options purchased are recorded as investments; options written
(sold) are recorded as liabilities. When the exercise of an option results in a cash settlement, the difference between the premium (original option value) and the settlement proceeds is realized as a gain or loss. When securities are acquired or delivered upon exercise of an option, the acquisition cost or sale proceeds are adjusted by the amount of the premium. When an option is closed, the difference between the premium and the cost to close the position is realized as a gain or loss. When an option expires, the premium is realized as a gain for options written or as a loss for options purchased. The risks include price movements in the underlying securities, the possibility there may be an illiquid options market, or the inability of the counterparties to fulfill their obligations under the contract.

f. Securities Sold Short

The Fund is engaged in selling securities short, which obligates the Fund to replace a security borrowed with the same security at the current market value. The Fund would incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund would realize a gain if the price of the security declines between those dates.

The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale. The Fund must maintain a deposit for the broker consisting of cash and securities having a value equal to a specified percentage of the value of the securities sold short.

g. Income Taxes

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

h. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Bond discount and premium are amortized on a yield to maturity basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Realized and unrealized gains and losses and net investment income other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets. Other expenses are charged to the Fund on a specific identification basis.

i. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

MUTUAL SHARES SECURITIES FUND

Notes to Financial Statements (unaudited) (continued)


2. SHARES OF BENEFICIAL INTEREST

The Fund offers two classes of shares: Class 1 and Class 2. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class, and its exchange privilege.

At June 30, 2002, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Fund's shares were as follows:

                                                   Six months ended             Year ended
                                                     June 30, 2002           December 31, 2001
                                               ------------------------  -------------------------
                                                 Shares       Amount       Shares       Amount
                                               ----------  ------------  ----------  ------------
Class 1 Shares:
Shares sold...................................    961,734  $ 13,732,889   3,012,112  $ 43,758,966
Shares issued on reinvestment of distributions    805,488    10,978,800   2,336,789    33,556,293
Shares redeemed............................... (2,771,775)  (39,159,079) (5,577,485)  (80,354,587)
                                               ----------  ------------  ----------  ------------
Net decrease.................................. (1,004,553) $(14,447,390)   (228,584) $ (3,039,328)
                                               ----------  ------------  ----------  ------------
Class 2 Shares:
Shares sold................................... 15,436,123  $218,305,018  17,449,242  $247,933,275
Shares issued on reinvestment of distributions    948,345    12,869,044     559,326     8,015,141
Shares redeemed............................... (1,007,096)  (14,118,507) (1,896,089)  (26,602,795)
                                               ----------  ------------  ----------  ------------
Net increase.................................. 15,377,372  $217,055,555  16,112,479  $229,345,621
                                               ----------  ------------  ----------  ------------

3. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

Certain officers and trustees of the Trust are also officers and/or directors of the following entities:

Entity                                                        Affiliation
------------------------------------------------------------------------------------
Franklin Templeton Services, LLC (FT Services)                Administrative manager
Franklin Mutual Advisers, LLC (Franklin Mutual)               Investment manager
Franklin/Templeton Distributors, Inc. (Distributors)          Principal underwriter
Franklin/Templeton Investor Services, LLC (Investor Services) Transfer agent

The Fund pays an investment management fee to Franklin Mutual of .60% per year of the average daily net assets of the Fund.

The Fund pays administrative fees to FT Services based on the average daily net assets as follows:

    Annualized Fee Rate Daily Net Assets
    -----------------------------------------------------------------------
           0.15%....... First $200 million
           0.135%...... Over $200 million, up to and including $700 million
           0.10%....... Over $700 million, up to and including $1.2 billion

Fees are further reduced on net assets over $1.2 billion.

Management fees were reduced on assets invested in the Franklin Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund) in an amount not to exceed the management fees paid by the Sweep Money Fund.

The Fund reimburses Distributors up to .25% per year of its average daily net assets of Class 2, for costs incurred in marketing the Fund's shares.

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

4. INCOME TAXES

At December 31, 2001, the Fund had deferred currency losses of $97,292 occuring subsequent to October 31, 2001. For tax purposes, such losses will be reflected in the year ended December 31, 2002.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

MUTUAL SHARES SECURITIES FUND

Notes to Financial Statements (unaudited) (continued)


4. INCOME TAXES (cont.)

Net investment income (loss) differs for financial statement and tax purposes primarily due to differing treatments of defaulted securities, foreign currency transactions and passive foreign investment company shares.

Net realized capital gains (losses) differs for financial statement and tax purposes primarily due to the differing treatments of wash sales, foreign currency transactions and passive foreign investment company shares.

At June 30, 2002, the cost of investments and net unrealized appreciation for income tax purposes were as follows:

                   Cost of investment......... $783,653,193
                                               ------------
                   Unrealized appreciation       79,524,513
                   Unrealized depreciation....  (46,568,488)
                                               ------------
                   Net unrealized appreciation $ 32,956,025
                                               ------------

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the period ended June 30, 2002 aggregated $281,002,989 and $124,179,607 respectively.

Transactions in call options written during the six months ended June 30, 2002 were as follows:

                                                   Number of Premiums
                                                   Contracts Received
                                                   --------- --------
          Options outstanding at December 31, 2001       --  $     --
          Options written                            15,266    92,438
          Options expired                           (11,728)  (44,618)
          Options exercised                          (3,423)  (28,525)
                                                   --------- --------
          Options outstanding at June 30, 2002          115  $ 19,295
                                                   --------- --------

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

MUTUAL SHARES SECURITIES FUND

Notes to Financial Statements (unaudited) (continued)


6. FORWARD CURRENCY CONTRACTS

At June 30, 2002, the Fund has outstanding forward exchange contracts as set out below. The contracts are reported in the financial statements at the Fund's net equity, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at the day of entry into the contracts.

                                                                    In      Settlement        Unrealized
Contracts to Buy:                                              Exchange for    Date         Gains (Losses)
-----------------                                              ------------ ---------- ---- --------------
    1,500,000.............  Danish Krone...............   U.S. $    190,030   7/16/02  U.S.  $      9,204
      640,000.............  Canadian Dollars...........             400,551   8/19/02              19,714
    1,600,000.............  British Pounds.............           2,352,320   8/28/02              77,617
      525,000.............  Swiss Francs...............             347,027   9/13/02               6,228
    2,688,665.............  Norwegian Krone............             350,000  10/15/02               2,657
                                                               ------------                  ------------
                                                          U.S. $  3,639,928                       115,420
                                                               ------------                  ------------
    Unrealized gain on forward exchange contracts..                                               115,420
                                                                                             ------------
Contracts to Buy:
-----------------
      644,031.............  British Pounds.............   U.S. $    981,664    7/8/02                (558)
      342,399.............  Swiss Francs...............             230,570   9/13/02                (181)
                                                               ------------                  ------------
                                                          U.S. $  1,212,234                          (739)
                                                               ------------                  ------------
Contracts to Sell:
------------------
   11,606,940.............  European Unit..............   U.S. $ 10,276,177    7/8/02          (1,182,036)
   35,152,794.............  British Pounds.............          51,069,673    7/8/02          (2,481,529)
   22,876,466.............  Danish Krone...............           2,723,020   7/16/02            (315,483)
    5,801,333.............  European Unit..............           5,252,294   8/15/02            (465,356)
   18,673,660.............  Canadian Dollars...........          11,819,495   8/19/02            (442,811)
   25,677,124.............  European Unit..............          23,636,863   8/21/02          (1,663,090)
    1,787,556.............  European Unit..............           1,565,280   8/27/02            (195,546)
    3,096,065.............  British Pounds.............           4,486,198   8/28/02            (215,828)
    4,820,440.............  European Unit..............           4,338,095    9/9/02            (407,510)
    1,123,116.............  Swiss Francs...............             716,367   9/13/02             (39,340)
1,647,679,501.............  Japanese Yen...............          13,351,264   9/24/02            (460,327)
      450,000.............  European Unit..............             398,691  10/15/02             (43,631)
   33,779,150.............  Norwegian Krone............           3,889,110  10/15/02            (541,506)
   20,500,000.............  European Unit..............          18,739,250  11/21/02          (1,379,416)
   15,189,197.............  Swiss Francs...............           9,756,370  12/13/02            (479,630)
                                                               ------------                  ------------
                                                          U.S. $162,018,147                   (10,313,039)
                                                               ------------                  ------------
    Unrealized loss on forward exchange contracts..                                           (10,313,778)
                                                                                             ------------
      Net unrealized loss on forward exchange contracts                                U.S.  $(10,198,358)
                                                                                             ------------

7. CREDIT RISK AND DEFAULTED SECURITIES

At June 30, 2002, the Fund held defaulted securities with a value aggregating $42,328,792, representing 5.2% of the Fund's net assets. For information as to specific securities, see the accompanying Statement of Investments.

For financial reporting purposes, the Fund discontinued accruing income on defaulted bonds and provided an estimate for losses on interest receivable.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

MUTUAL SHARES SECURITIES FUND

Notes to Financial Statements (unaudited) (continued)


8. RESTRICTED SECURITIES

The Fund may purchase securities through a private offering that generally cannot be resold to the public without prior registration under the Securities Act of 1933. The costs of registering such securities are paid by the issuer. Restricted securities held at June 30, 2002 are as follows:

                                                             Acquisition
 Shares    Issuer                                               Date        Cost       Value
-----------------------------------------------------------------------------------------------
      150  International Steel Group........................   4/10/02   $1,500,000 $ 1,500,000
    8,140  Montpelier Re Holdings Ltd.......................  12/11/01      814,000     802,604
1,148,000  Nippon Investment LLC............................   2/14/01    1,148,000   1,234,215
   16,280  Olympus Re holdings Ltd..........................  12/19/01    1,628,000   1,736,913
   27,030  Security Capital European Realty.................    4/8/98      540,600     380,515
   15,000  White Mountains Insurance Group Inc. (Restricted)    6/1/01    3,000,000   4,510,125
                                                                                    -----------
Total Restricted Securities (1.26% of net assets)                                   $10,164,372
                                                                                    -----------

                                   TEMPLETON DEVELOPING MARKETS SECURITIES FUND


--------------------------------------------------------------------------------
Fund Goal and Primary Investments: Templeton Developing Markets Securities Fund seeks long-term capital appreciation. The Fund invests primarily in emerging market equity securities.

--------------------------------------------------------------------------------

During the six months ended June 30, 2002, many emerging market economies continued to record high growth rates and build foreign reserves largely as a result of expanded exports. Improved investor confidence in the emerging market asset class led to increased capital inflows especially into Russia, South Korea and China. However, after a strong start in first quarter 2002, many emerging stock markets took a breather in the second quarter.

In Asia, hosting the 2002 World Cup drew considerable attention to Japan and South Korea. Confident of South Korea's recovery and economic policies, Moody's Investors Service, an independent rating agency, upgraded the country's sovereign credit rating by two notches to A3. Citing improved domestic demand and industrial production, the South Korean government raised its 2002 growth forecast. We expect South Korea's faster-than-expected economic rebound to continue attracting capital inflows. Greater export demand from the U.S., as well as neighboring Asian economies, helped enable Taiwan's economy to end three quarters of annualized declines. Taiwan's gross domestic product (GDP) grew at a 0.9% annualized rate in first quarter 2002 compared with first quarter 2001./1/ We anticipate exports to be a key driver of growth in 2002 and 2003.

Southeast Asian markets such as Indonesia and Thailand recorded strong performances over the reporting period. Improving macroeconomic fundamentals, greater political stability, strengthening currencies, low interest rates and strong domestic consumer markets contributed to increased investor confidence and capital investments for both countries.

Elsewhere in Asia, Turkey passed key reforms to fulfill International Monetary Fund (IMF) conditions for the release of additional funds. We believe continued reform efforts should allow Turkey to strengthen its social and financial standing. However, concerns over Prime Minister Bulent Ecevit's ailing health could lead to short-term pressure on the nation's stock markets.

In Latin America, attention focused once again on Argentina as the government closed its financial markets for about a week in April 2002

1. Source: China Economic News Service, Taiwan's GDP Grew in Q1 After Three Quarters of Fall, 5/20/02.

[GRAPHIC]
Geographic Distribution
Templeton Developing Markets
Securities Fund
Based on Total Net Assets
6/30/02

[PIE CHART APPEARS HERE WITH FOLLOWING INFORMATION]

Asia                      56.9%
Mid-East/Africa           16.1%
Europe                    11.8%
Latin America             11.4%
Short-Term Investments &
Other Net Assets           3.8%
and installed its sixth economic minister in 12 months. We believed Argentine investments warranted continued caution as the nation sought to comply with IMF conditions for the release of US$9.5 billion in suspended loans./2/ At period-end, economic minister Roberto Lavagna announced that Argentina had met most conditions and proposed new negotiations with the IMF.

Unlike in the recent past, the Argentinean crisis did not greatly impact neighboring Brazil as its financial markets decoupled from Argentina's markets. Brazilian presidential elections scheduled for this year may divert attention away from the implementation of much-needed reforms. However, given a stable political environment, Brazil's improving trade and fiscal accounts could allow the country to benefit from greater capital inflows over the long term. Mexico's macroeconomic stability and tight fiscal policy continued to make it one of Latin America's best-performing markets. The country's proximity to the U.S. and participation in the North American Free Trade Agreement (NAFTA) should enable it to benefit from the anticipated U.S. recovery later this year. We believe that Mexico's strengthening economy may keep attracting investors wishing to maintain exposure to the emerging markets asset class.

As a region, Eastern Europe performed the best as aspirations toward convergence with the European Monetary Union (EMU) benefited all Eastern European markets. In the next few years, convergence could lead the region to the falling inflation and interest rates as well as higher asset prices experienced by other countries that joined the EMU.

In South Africa, the government's inquiry into the rand's rapid devaluation during the last quarter of 2001 concluded with no significant explanations. Generally improving confidence in emerging markets and a weakening U.S. dollar contributed to the rand's rebound from this year's low. However, according to recent purchasing power parity studies, the rand is still undervalued by approximately 38%./3/

During the period under review, the Fund's exposure to South Africa increased due to additional purchases as well as currency appreciation. The rand's recovery allowed our investments to record greater U.S. dollar returns despite steady stock prices in rand terms. In Europe, we added positions in Russia. We believed Russia's continued economic recovery and implementation of key reforms provided us with attractive investment opportunities. Our South Korean exposure increased

2. Source: AFX News Limited, New IMF Mission Expected Monday in Argentina,
7/7/02.
3. Source: Business Times, Big Mac Index Finds Rand Undervalued, 7/15/02.


Top 10 Countries

Templeton Developing Markets
Securities Fund
6/30/02

               % of Total
               Net Assets
 -----------------------
South Africa     15.2%
South Korea      14.2%
Hong Kong         8.2%
Taiwan            7.9%
Mexico            6.1%
Indonesia         5.2%
Turkey            5.0%
China             4.7%
Brazil            4.2%
Russia            3.8%
substantially as we continued to find attractively valued stocks, in our opinion, which should benefit from the nation's improving macroeconomic fundamentals.

The Fund's exposure to Taiwan fell slightly as we undertook selective selling of those stocks we deemed to be fully valued. Moreover, we reduced our exposure to Thailand's banking sector because of sizable non-performing loans. Our relative exposure to the Latin American region declined somewhat as many Asian and Eastern European markets outperformed Latin American markets. Due to the strong performance of China H shares (Hong Kong listed Chinese companies), we sold selective shares at a profit.

We eliminated the Fund's smaller holdings in markets such as Finland and Spain and sold some Singapore and Hong Kong holdings to enable us to focus on larger markets such as South Korea. We also reduced our exposure to the Czech Republic through the sale of CEZ because of concerns over company transparency resulting from pending privatization.The Fund's exposure to Turkey fell mainly due to weak market performance during the period. As of June 30, 2002, we still held positions in Turkey as we believe the nation should benefit from recent improvements.

Over the long term, we expect emerging market economies to perform well as they continue their reform and liberalization efforts. Thus, we will seek to position the Fund to benefit from this expected recovery.


 This discussion reflects our views, opinions and portfolio holdings as of June 30, 2002, the end of the reporting period. These opinions may not be relied upon as investment advice or an offer for a particular security. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.



 Top 10 Equity Holdings
 Templeton Developing Markets Securities Fund
 6/30/02

                       Company
                       Sector/Industry,        % of Total
                       Country                 Net Assets
                       ----------------------------------

                       South African
                       Breweries PLC              3.2%
                       Beverages, South Africa

                       PT Telekomunikasi
                       Indonesia TBK, B           2.5%
                       Diversified
                       Telecommunication
                       Services, Indonesia

                       Kimberly Clark de
                       Mexico SA de CV, A         2.2%
                       Household Products,
                       Mexico

                       Korea Electric
                       Power Corp.                2.0%
                       Electric Utilities, South Korea

                       Akbank                     2.0%
                       Banks, Turkey

                       Lukoil Holdings, ADR       1.9%
                       Oil & Gas, Russia

                       Samsung Electronics
                       Co. Ltd.                   1.8%
                       Semiconductor
                       Equipment & Products,
                       South Korea

                       OMV AG                     1.7%
                       Oil & Gas, Austria

                       Siam Cement Public
                       Co. Ltd., fgn.             1.5%
                       Construction Materials,
                       Thailand

                       Sasol Ltd.                 1.5%
                       Oil & Gas, South Africa

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments.

PERFORMANCE SUMMARY AS OF 6/30/02

Templeton Developing Markets Securities Fund - Class 2 delivered a +5.39% cumulative total return for the six-month period ended 6/30/02. Total return of Class 2 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

 Templeton Developing Markets Securities Fund - Class 2*
 Periods ended 6/30/02

                                                           Since
                                                         Inception
                                          1-Year 5-Year  (3/4/96)
              ----------------------------------------------------
              Cumulative Total Return     -1.83% -46.77%  -46.90%
              Average Annual Total Return -1.83% -11.85%   -9.52%
              Value of $10,000 Investment $9,817  $5,323   $5,310

*Performance prior to the 5/1/00 merger reflects the historical performance of Templeton Developing Markets Fund. Additionally, because Class 2 shares were not offered until 5/1/97, standardized Class 2 Fund performance for prior periods represents the historical results of Class 1 shares. For periods beginning on 5/1/97, Class 2's results reflect an additional 12b-1 fee expense, which also affects future performance. Since 5/1/97 (commencement of sales), the cumulative and average annual total returns of Class 2 shares were -46.45% and -11.39%.

Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ.

Templeton Developing Markets Securities Fund - Class 2


 Performance reflects the Fund's Class 2 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.


 Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

TD-4
              Past performance does not guarantee future results.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON DEVELOPING MARKETS SECURITIES FUND

Financial Highlights/a/


                                                                                       Class 1
                                                                 ---------------------------------------------------
                                                Six Months Ended               Year Ended December 31,
                                                 June 30, 2002   ---------------------------------------------------
                                                  (unaudited)      2001       2000      1999       1998       1997
                                                --------------------------------------------------------------------
Per share operating performance
(For a share outstanding throughout the period)
Net asset value, beginning of period...........     $   4.78     $   5.25  $    7.77  $   5.13  $    6.63  $    9.43
                                                --------------------------------------------------------------------
Income from investment operations:
  Net investment income/b/.....................          .04          .08        .07       .05        .07        .09
  Net realized and unrealized gains (losses)...          .23         (.50)     (2.52)     2.67      (1.42)     (2.82)
                                                --------------------------------------------------------------------
Total from investment operations...............          .27         (.42)     (2.45)     2.72      (1.35)     (2.73)
                                                --------------------------------------------------------------------
Less distributions from:
  Net investment income........................         (.08)        (.05)      (.07)     (.08)      (.09)      (.04)
  Net realized gains...........................           --           --         --        --       (.06)      (.03)
                                                --------------------------------------------------------------------
Total distributions............................         (.08)        (.05)      (.07)     (.08)      (.15)      (.07)
                                                --------------------------------------------------------------------
Net asset value, end of period.................     $   4.97     $   4.78  $    5.25  $   7.77  $    5.13  $    6.63
                                                --------------------------------------------------------------------

Total return/c/................................        5.56%      (8.08)%   (31.76)%    53.84%   (20.94)%   (29.22)%

Ratios/supplemental data
Net assets, end of period (000's)..............     $247,128     $240,289  $ 301,645  $297,605  $ 180,684  $ 163,459
Ratios to average net assets:
  Expenses.....................................        1.59%/d/     1.57%      1.56%     1.50%      1.66%      1.58%
  Net investment income........................        1.68%/d/     1.64%      1.13%      .82%      1.67%      1.63%
Portfolio turnover rate........................       33.95%       78.29%     89.48%    60.27%     23.22%     23.82%



/a/Financial highlights presented reflect historical financial information from Templeton Variable Products Series Fund (TVP)-Templeton Developing Markets Fund as a result of a merger on May 1, 2000.
/b/Based on average shares outstanding effective year ended December 31, 1999. /c/Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON DEVELOPING MARKETS SECURITIES FUND

Financial Highlights/a/ (continued)


                                                                                        Class 2
                                                                 --------------------------------------------------
                                                Six Months Ended                Year Ended December 31,
                                                 June 30, 2002   --------------------------------------------------
                                                  (unaudited)      2001       2000      1999      1998      1997/e/
                                                -------------------------------------------------------------------
Per share operating performance
(For a share outstanding throughout the period)
Net asset value, beginning of period...........     $  4.76      $   5.22  $    7.74  $  5.12  $    6.62  $    9.85
                                                -------------------------------------------------------------------
Income from investment operations:
  Net investment income/b/.....................         .04           .07        .06      .03        .07        .04
  Net realized and unrealized gains (losses)...         .22          (.49)     (2.53)    2.66      (1.42)     (3.27)
                                                -------------------------------------------------------------------
Total from investment operations...............         .26          (.42)     (2.47)    2.69      (1.35)     (3.23)
                                                -------------------------------------------------------------------
Less distributions from:
  Net investment income........................        (.07)         (.04)      (.05)    (.07)      (.09)        --
  Net realized gains...........................          --            --         --       --       (.06)        --
                                                -------------------------------------------------------------------
Total distributions............................        (.07)         (.04)      (.05)    (.07)      (.15)        --
                                                -------------------------------------------------------------------
Net asset value, end of period.................     $  4.95      $   4.76  $    5.22  $  7.74  $    5.12  $    6.62
                                                -------------------------------------------------------------------

Total return/c/................................       5.39%       (8.08)%   (32.04)%   53.27%   (21.03)%   (32.79)%

Ratios/supplemental data
Net assets, end of period (000's)..............     $80,148      $ 64,081  $  56,617  $49,654  $  17,287  $   9,569
Ratios to average net assets:
  Expenses.....................................       1.84%/d/      1.82%      1.81%    1.75%      1.91%      1.77%/d/
  Net investment income........................       1.43%/d/      1.37%       .88%     .52%      1.44%      1.48%/d/
Portfolio turnover rate........................      33.95%        78.29%     89.48%   60.27%     23.22%     23.82%



/a/Financial highlights presented reflect historical financial information from Templeton Variable Products Series Fund (TVP) - Templeton Developing Markets Fund as a result of a merger on May 1, 2000.
/b/Based on average shares outstanding effective year ended December 31, 1999. /c/Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
/d/Annualized
/e/For the period May 1, 1997 (effective date) to December 31, 1997.

TD-6
                      See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON DEVELOPING MARKETS SECURITIES FUND

Statement of Investments, June 30, 2002 (unaudited)

                                                                     INDUSTRY               SHARES/RIGHTS    VALUE
---------------------------------------------------------------------------------------------------------------------
Long Term Investments 96.2%
Argentina .9%
/a/Molinos Rio de la Plata SA, B.......................            Food Products                  908,159 $ 1,172,741
/a/Perez Companc SA, B, ADR............................              Oil & Gas                     45,200     257,640
Quilmes Industrial SA, B, ADR..........................              Beverages                    159,795   1,562,795
                                                                                                          -----------
                                                                                                            2,993,176
                                                                                                          -----------
Austria 2.9%
BBAG Oesterreichische Brau-Beteiligungs AG.............              Beverages                     22,030   1,251,012
Erste Bank Der Oester Sparkassen AG....................                Banks                       14,140   1,010,339
/a/Erste Bank Der Oester Sparkassen AG, rts., 7/09/02..                Banks                       17,380          --
Mayr-Melnhof Karton AG.................................       Containers & Packaging               12,774     921,314
OMV AG.................................................              Oil & Gas                     56,595   5,561,352
Wienerberger Baustoffindustrie AG......................          Building Products                 42,600     746,771
                                                                                                          -----------
                                                                                                            9,490,788
                                                                                                          -----------
Brazil 4.2%
Banco Bradesco SA, pfd.................................                Banks                1,057,907,126   4,167,054
Centrais Eletricas Brasileiras SA......................         Electric Utilities            198,445,000   2,067,547
Centrais Eletricas Brasileiras SA (Eletrobras), B, pfd.         Electric Utilities             48,668,000     462,847
Cia de Bebidas Das Americas (AMBEV), pfd...............              Beverages                  2,180,000     338,449
Cia Vale do Rio Doce, A, pfd...........................           Metals & Mining                  36,910     956,150
/a/Cia Vale do Rio Doce, ADR...........................           Metals & Mining                  23,200     641,944
Companhia Paranaense De Energia-Copel, B, pfd..........         Electric Utilities            200,465,000     821,636
Duratex SA, pfd........................................          Building Products             47,747,583     743,832
Embraer-Empresa Brasileira de Aeronautica SA...........         Aerospace & Defense                52,000     255,756
Embraer-Empresa Brasileira de Aeronautica SA, ADR......         Aerospace & Defense                47,082   1,007,558
Embraer-Empresa Brasileira de Aeronautica SA, pfd......         Aerospace & Defense                 7,389      39,331
Petroleo Brasileiro SA, pfd............................              Oil & Gas                     96,000   1,672,676
Souza Cruz SA..........................................               Tobacco                       1,000       5,184
Unibanco Uniao de Bancos Brasileiros SA, GDR...........                Banks                       36,500     602,250
                                                                                                          -----------
                                                                                                           13,782,214
                                                                                                          -----------
Chile
Embotelladora Andina SA, A, ADR, pfd...................              Beverages                      3,000      21,450
                                                                                                          -----------
China 4.7%
China Everbright Ltd...................................       Diversified Financials            1,276,000     703,441
/a/China Mobile (Hong Kong) Ltd........................ Wireless Telecommunication Services       996,000   2,949,711
/a/China Petroleum & Chemical Corp., H.................              Oil & Gas                 23,828,000   4,246,299
China Resources Enterprise Ltd.........................            Distributors                 2,824,000   3,312,791
China Shipping Development Co. Ltd., H.................               Marine                    1,728,000     372,187
/a/China Unicom Ltd.................................... Wireless Telecommunication Services     1,290,000     992,314
Guangshen Railway Co. Ltd., H..........................             Road & Rail                 4,866,000     923,298
PetroChina Co. Ltd., H.................................              Oil & Gas                  5,098,000   1,084,966
TCL International Holdings Inc.........................         Household Durables              1,608,000     453,541
Travelsky Technology Ltd., H...........................      IT Consulting & Services             600,000     411,541
                                                                                                          -----------
                                                                                                           15,450,089
                                                                                                          -----------
Croatia .6%
Pliva D D, GDR, Reg S..................................           Pharmaceuticals                 126,300   1,847,769
                                                                                                          -----------
/a/Czech Republic
Unipetrol..............................................              Chemicals                     81,500     107,494
                                                                                                          -----------

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON DEVELOPING MARKETS SECURITIES FUND

Statement of Investments, June 30, 2002 (unaudited) (cont.)

                                                                    INDUSTRY                  SHARES      VALUE
------------------------------------------------------------------------------------------------------------------
Long Term Investments (cont.)
Egypt .7%
/a/Al Ahram Beverages Co., GDR......................               Beverages                    82,146 $   657,168
Commercial International Bank Ltd...................                 Banks                     246,450   1,480,722
                                                                                                       -----------
                                                                                                         2,137,890
                                                                                                       -----------
Greece .7%
Coca-Cola Hellenic Bottling Company SA..............               Beverages                    72,900   1,234,007
Hellenic Telecommunications Organization SA (OTE)... Diversified Telecommunication Services     64,860   1,024,887
                                                                                                       -----------
                                                                                                         2,258,894
                                                                                                       -----------
Hong Kong 8.2%
Beijing Enterprises Holdings Ltd....................        Industrial Conglomerates         1,346,000   1,535,830
Cheung Kong Holdings Ltd............................              Real Estate                  382,000   3,183,354
Cheung Kong Infrastructure Holdings Ltd.............         Construction Materials            126,000     202,732
China Merchants Holdings International Co. Ltd......        Industrial Conglomerates         3,882,000   2,986,173
China Travel International Investment Hong Kong Ltd.      Hotels Restaurants & Leisure         296,000      55,406
Citic Pacific Ltd...................................        Industrial Conglomerates         2,219,000   4,807,864
Cosco Pacific Ltd...................................     Transportation Infrastructure       5,066,000   4,026,846
/a/Dairy Farm International Holdings Ltd............         Food & Drug Retailing           1,511,833   1,315,295
Giordano International Ltd..........................            Specialty Retail             1,748,000   1,075,699
Hang Lung Group Ltd.................................              Real Estate                1,069,000   1,007,333
Henderson Investment Ltd............................              Real Estate                  942,000     791,044
Hutchison Whampoa Ltd...............................        Industrial Conglomerates            81,000     604,908
MTR Corp. Ltd.......................................              Road & Rail                1,358,984   1,759,721
Shanghai Industrial Holdings Ltd....................        Industrial Conglomerates         1,730,000   3,338,034
/a/Smartone Telecommunications Holdings Ltd.........  Wireless Telecommunication Services       19,000      21,436
                                                                                                       -----------
                                                                                                        26,711,675
                                                                                                       -----------
Hungary 2.2%
Egis Rt.............................................            Pharmaceuticals                 11,638     676,055
Gedeon Richter Ltd..................................            Pharmaceuticals                 42,612   2,440,963
Matav RT............................................ Diversified Telecommunication Services    463,300   1,482,097
MOL Magyar Olaj-Es Gazipari Rt......................               Oil & Gas                   142,840   2,702,487
                                                                                                       -----------
                                                                                                         7,301,602
                                                                                                       -----------
India 3.0%
Bharat Heavy Electricals Ltd........................          Electrical Equipment             132,700     482,348
/a/Grasim Industries Ltd............................        Industrial Conglomerates           328,692   2,131,184
ITC Ltd.............................................                Tobacco                    179,100   2,345,602
Mahanagar Telephone Nigam Ltd....................... Diversified Telecommunication Services    461,285   1,343,920
/a/Reliance Industries Ltd..........................               Chemicals                   166,200     916,719
Satyam Computers Services Ltd.......................        IT Consulting & Services           537,500   2,532,938
Tata Power Co. Ltd..................................           Electric Utilities               68,331     182,085
                                                                                                       -----------
                                                                                                         9,934,796
                                                                                                       -----------
Indonesia 5.2%
/a/PT Gudang Garam TBK..............................                Tobacco                  1,534,500   1,858,026
PT Indofoods Sukses Makmur TBK......................             Food Products              19,293,525   2,380,413
PT Indosat (Persero) TBK............................ Diversified Telecommunication Services  3,410,500   4,286,121
PT Telekomunikasi Indonesia TBK, B.................. Diversified Telecommunication Services 19,288,900   8,301,776
                                                                                                       -----------
                                                                                                        16,826,336
                                                                                                       -----------
/a/Israel .4%
Check Point Software Technologies Ltd...............      Internet Software & Services          97,100   1,316,676
                                                                                                       -----------

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON DEVELOPING MARKETS SECURITIES FUND

Statement of Investments, June 30, 2002 (unaudited) (cont.)

                                                             INDUSTRY                  SHARES      VALUE
-----------------------------------------------------------------------------------------------------------
Long Term Investments (cont.)
Malaysia 1.3%
Genting Bhd..................................      Hotels Restaurants & Leisure         803,600 $ 3,087,516
Petronas Dagangan Bhd........................               Oil & Gas                   174,000     261,000
SIME Darby Bhd...............................        Industrial Conglomerates           684,000     900,000
                                                                                                -----------
                                                                                                  4,248,516
                                                                                                -----------
Mexico 6.1%
Cemex SA.....................................         Construction Materials            591,721   3,135,616
Fomento Economico Mexicano SA De CV Femsa....               Beverages                    65,650   2,574,793
/a/Grupo Carso SA de CV......................        Industrial Conglomerates           824,500   2,482,205
Kimberly Clark de Mexico SA de CV, A.........           Household Products            2,712,600   7,228,145
Telefonos de Mexico SA de CV (TELMEX), L, ADR Diversified Telecommunication Services    102,252   3,280,244
Tubos De Acero De Mexico SA, ADR.............      Energy Equipment & Services          137,390   1,263,988
                                                                                                -----------
                                                                                                 19,964,991
                                                                                                -----------
Peru .2%
Credicorp Ltd................................                 Banks                      67,900     528,262
                                                                                                -----------
Philippines 1.2%
San Miguel Corp., B..........................               Beverages                 3,892,630   3,944,841
                                                                                                -----------
/a/Poland 1.4%
Polski Koncern Naftowy Orlen SA..............               Oil & Gas                 1,068,116   4,712,257
                                                                                                -----------
Russia 3.8%
JSC Mining and Smelting Co. Norilsk Nickel...            Metals & Mining                 65,822   1,369,098
Lukoil Holdings, ADR.........................               Oil & Gas                    93,307   6,064,955
Mosenergo, ADR...............................           Electric Utilities              184,480     553,440
Rostelecom, ADR.............................. Diversified Telecommunication Services     49,669     298,014
/a/Tatneft...................................               Oil & Gas                 1,703,690   1,175,546
Unified Energy Systems.......................           Electric Utilities           30,404,900   3,086,097
                                                                                                -----------
                                                                                                 12,547,150
                                                                                                -----------
Singapore 2.5%
Cycle & Carriage Ltd.........................              Distributors                 219,856     589,850
Fraser & Neave Ltd...........................               Beverages                   612,090   2,719,630
Keppel Corp., Ltd............................         Diversified Financials          1,371,600   3,198,524
Singapore Airlines Ltd.......................                Airlines                   134,000     978,407
Singapore Telecommunications Ltd............. Diversified Telecommunication Services    803,000     622,674
                                                                                                -----------
                                                                                                  8,109,085
                                                                                                -----------
Slovak Republic .1%
Slovnaft AS..................................               Oil & Gas                    27,210     433,685
                                                                                                -----------
South Africa 15.2%
ABSA Group Ltd...............................                 Banks                     325,400   1,024,805
Anglo American PLC...........................            Metals & Mining                 87,200   1,454,574
Barloworld Ltd...............................        Industrial Conglomerates           735,400   4,493,715
Bidvest Group Ltd............................        Industrial Conglomerates             2,500      11,154
/a/Datatec Ltd...............................        IT Consulting & Services           276,800     440,303
Firstrand Ltd................................                 Banks                   2,625,000   1,947,745
Imperial Holdings Ltd........................            Specialty Retail               282,077   1,518,182
Investec Group Ltd...........................         Diversified Financials             61,000     940,737
Johnnic Holdings Ltd.........................  Wireless Telecommunication Services      126,623     515,826
Liberty Group Ltd............................               Insurance                   454,262   2,467,378
Nampak Ltd...................................         Containers & Packaging            714,900     949,964

                                                    INDUSTRY                  SHARES      VALUE
--------------------------------------------------------------------------------------------------
Long Term Investments (cont.)
South Africa (cont.)
Nedcor Ltd..........................                 Banks                     141,281 $ 1,603,286
Old Mutual PLC......................               Insurance                 2,337,410   3,322,310
Remgro Ltd..........................        Industrial Conglomerates           677,070   4,557,581
Reunert Ltd.........................   Electronic Equipment & Instruments      446,000     813,269
Sanlam Ltd..........................               Insurance                 3,014,100   2,511,263
Sasol Ltd...........................               Oil & Gas                   455,800   4,863,045
Shoprite Holdings Ltd...............         Food & Drug Retailing             443,000     333,002
South African Breweries PLC.........               Beverages                 1,304,424  10,311,402
Standard Bank Group Ltd.............                 Banks                      58,000     180,019
Tiger Brands Ltd....................             Food Products                 573,142   3,891,362
Tongaat-Hulett Group Ltd............             Food Products                 282,995   1,351,294
/a/Venfin Ltd.......................  Wireless Telecommunication Services      120,000     203,686
Woolworths Holdings Ltd.............                                                        19,587
                                                Multiline Retail                46,000 -----------
                                                                                        49,725,489
                                                                                       -----------
South Korea 14.2%
Cheil Jedang Corp...................             Food Products                  55,900   2,283,861
/a/Cho Hung Bank Co. Ltd............                 Banks                     461,300   2,147,365
Daelim Industrial Co................       Construction & Engineering          140,180   1,514,830
Dongkuk Steel Mill Co. Ltd..........            Metals & Mining                 86,200     447,839
Hanjin Heavy Industries Co. Ltd.....               Machinery                   233,700     615,818
Hankook Tire Co. Ltd................            Auto Components                467,080     955,126
Hankuk Electric Glass Co. Ltd.......   Electronic Equipment & Instruments       11,310     649,643
/a/Hyundai Development Co...........       Construction & Engineering          158,960   1,013,486
Hyundai Motor Co. Ltd...............              Automobiles                   28,550     857,924
Kangwon Land Inc....................      Hotels Restaurants & Leisure          31,893   4,255,051
Kookmin Credit Card Co. Ltd.........         Diversified Financials             40,715   1,426,548
Korea Electric Power Corp...........           Electric Utilities              366,009   6,693,431
Korea Gas Corp......................             Gas Utilities                   4,490      63,450
KT Corp............................. Diversified Telecommunication Services     64,450   2,587,643
/a/KT Freetel.......................  Wireless Telecommunication Services       43,539   1,433,204
/a/LG Card Co. Ltd..................         Diversified Financials             12,640     560,027
/a/LG Chem Investment Ltd...........            Pharmaceuticals                261,950   2,841,602
LG Household & Health Care Ltd......           Household Products               14,260     428,511
Nong Shim Co. Ltd...................             Food Products                  13,530     849,140
POSCO...............................            Metals & Mining                  4,600     510,474
Samsung Electronics Co. Ltd.........   Semiconductor Equipment & Products       21,218   5,802,761
Samsung Fine Chemicals..............               Chemicals                   129,770   1,725,952
/a/Samsung Heavy Industries Co. Ltd.               Machinery                   512,590   1,874,810
/a/Samsung Securities Co. Ltd.......         Diversified Financials             30,320     867,006
SK Corp.............................               Oil & Gas                    49,340     848,992
SK Telecom Co. Ltd..................  Wireless Telecommunication Services       14,600   3,270,740
                                                                                       -----------
                                                                                        46,525,234
                                                                                       -----------
Taiwan 7.9%
Asustek Computer Inc................        Computers & Peripherals            378,000   1,137,055
/a/Avision Inc......................        Computers & Peripherals            584,000     564,597
China Airlines......................                Airlines                 1,073,000     423,933
/a/China Motor Co. Ltd..............              Automobiles                1,671,000   1,735,519
/a/Chinatrust Financial Holding Co..                 Banks                   1,422,000   1,255,582
/a/Chunghwa Telcom Co. Ltd.......... Diversified Telecommunication Services    620,000   1,002,095
/a/CMC Magnetics Corp...............        Computers & Peripherals          1,825,000   1,163,499

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON DEVELOPING MARKETS SECURITIES FUND

Statement of Investments, June 30, 2002 (unaudited) (cont.)

                                                                  INDUSTRY                   SHARES        VALUE
--------------------------------------------------------------------------------------------------------------------
Long Term Investments (cont.)
Taiwan (cont.)
/a/Compeq Manufacturing Co. Ltd...................        Computers & Peripherals             1,440,000 $  1,336,127
Delta Electronics Inc.............................   Electronic Equipment & Instruments         683,100      922,113
Elan Microelectronics Corp........................                Software                      240,000      253,577
Giant Manufacturing Co............................      Leisure Equipment & Products          1,029,000    1,074,891
/a/International Commercial Bank of China.........                 Banks                      2,508,000    1,583,921
Phoenixtec Power Co. Ltd..........................          Electrical Equipment              1,254,000      972,122
/a/Pou Chen Corp..................................           Textiles & Apparel               1,413,000    1,108,070
President Chain Store Corp........................         Food & Drug Retailing                 92,000      172,104
Procomp Informatics Co. Ltd.......................               Machinery                    1,562,500    1,608,800
Ritek Corp........................................        Computers & Peripherals             2,065,000    1,662,631
Siliconware Precision Industries Co. Ltd..........   Semiconductor Equipment & Products       1,694,000    1,186,459
/a/Sinopac Holdings...............................                 Banks                      2,472,325    1,080,393
Taiwan Cellular Corp..............................        Communications Equipment              674,000      861,413
UNI-President Enterprises Corp....................             Food Products                  2,786,000    1,021,506
Via Technologies Inc..............................   Semiconductor Equipment & Products         173,000      380,590
Walsin Lihwa Corp.................................          Electrical Equipment                767,000      215,798
/a/Wintek Corp....................................   Electronic Equipment & Instruments         356,000      223,765
/a/Yageo Corp.....................................   Electronic Equipment & Instruments       3,397,000    1,504,807
Yuanta Core Pacific Securities Co.................         Diversified Financials             2,383,000    1,476,447
                                                                                                        ------------
                                                                                                          25,927,814
                                                                                                        ------------
Thailand 3.6%
Electricity Generating Public Co. Ltd., fgn.......           Electric Utilities                 198,400      197,063
Hana Microelectronics Co. Ltd., fgn...............   Electronic Equipment & Instruments          89,000      153,655
PTT Exploration & Production Public Co. Ltd., fgn.               Oil & Gas                      775,800    2,185,615
PTT Public Co. Ltd., fgn..........................               Oil & Gas                      932,000      807,898
/a/Shin Corporation Public Co. Ltd., fgn..........  Wireless Telecommunication Services       6,707,000    2,260,968
Siam Cement Public Co. Ltd., fgn..................         Construction Materials               187,960    4,869,852
/a/Telecomasia Corp Public Co. Ltd., purch. rts... Diversified Telecommunication Services       344,616
/a/Thai Farmers Bank Public Co. Ltd., fgn.........                 Banks                      1,549,166    1,240,303
                                                                                                        ------------
                                                                                                          11,715,354
                                                                                                        ------------
Turkey 5.0%
/a/Acelik AS, Br..................................           Household Durables             380,089,600    2,397,286
/a/Akbank.........................................                 Banks                  2,026,336,525    6,518,015
Enka Holding AS...................................        Industrial Conglomerates            5,834,003      375,318
/a/Haci Omer Sabanci Holding AS...................         Diversified Financials           217,128,645      534,090
/a/KOC Holding AS.................................         Diversified Financials           240,283,328    2,349,034
/a/Tofas Turk Otomobil Fabrikasi AS...............              Automobiles                  10,317,424       26,680
Tupras-Turkiye Petrol Rafineleri AS...............               Oil & Gas                  665,183,000    2,727,018
/a/Vestel Electronik Sanayi ve Ticaret AS.........           Household Durables             208,140,000      420,087
/a/Yapi ve Kredi Bankasi AS.......................                 Banks                    909,345,000      903,324
                                                                                                        ------------
                                                                                                          16,250,852
                                                                                                        ------------
Total Long Term Investments (Cost $328,200,203)...                                                       314,814,379
                                                                                                        ------------

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON DEVELOPING MARKETS SECURITIES FUND

Statement of Investments, June 30, 2002 (unaudited) (cont.)

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON DEVELOPING MARKETS SECURITIES FUND

Statement of Investments, June 30, 2002 (unaudited) (cont.)


                                                                                                  PRINCIPAL
                                                                                                   AMOUNT
                        --------------------------------------------------------------------------------------------------
                        Short Term Investments 4.2%.............................................
                        U.S. Treasury Bills, 1.655%--1.715%, 8/08/02--9/26/02 (Cost $13,820,059) $13,872,000   13,822,286
                                                                                                             ------------
                        Total Investments (Cost $342,020,262) 100.4%............................              328,636,665
                        Other Assets, less Liabilities (.4%)....................................               (1,360,372)
                                                                                                             ------------
                        Total Net Assets 100.0%.................................................             $327,276,293
                                                                                                             ------------




/a/Non-income producing

TD-12
                      See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON DEVELOPING MARKETS SECURITIES FUND

Financial Statements


Statement of Assets and Liabilities
June 30, 2002 (unaudited)

         Assets:
           Investments in securities:
             Cost....................................... $  342,020,262
                                                         --------------
             Value...................................... $  328,636,665
           Cash.........................................         13,477
           Foreign currency, at value (Cost $1,162,179).      1,173,539
           Receivables:
             Investment securities sold.................      3,332,192
             Capital shares sold........................        346,966
             Dividends..................................      1,290,724
                                                         --------------
              Total assets..............................    334,793,563
                                                         --------------
         Liabilities:
           Payables:
             Investment securities purchased............      3,012,661
             Capital shares redeemed....................      3,698,091
             Affiliates.................................        426,971
             Transfer agent fees........................         16,136
           Other liabilities............................        363,411
                                                         --------------
              Total liabilities.........................      7,517,270
                                                         --------------
                Net assets, at value.................... $  327,276,293
                                                         --------------
         Net assets consist of:
           Undistributed net investment income.......... $    2,193,634
           Net unrealized depreciation..................   (13,446,402)
           Accumulated net realized loss................  (207,258,129)
           Capital shares...............................    545,787,190
                                                         --------------
                Net assets, at value.................... $  327,276,293
                                                         --------------
         Class 1:
           Net assets, at value......................... $  247,128,309
                                                         --------------
           Shares outstanding...........................     49,700,325
                                                         --------------
           Net asset value and offering price per share. $         4.97
                                                         --------------
         Class 2:
           Net assets, at value......................... $   80,147,984
                                                         --------------
           Shares outstanding...........................     16,179,068
                                                         --------------
           Net asset value and offering price per share. $         4.95
                                                         --------------


                                                                          TD-13
                      See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON DEVELOPING MARKETS SECURITIES FUND

Financial Statements (continued)


Statement of Operations
for the six months ended June 30, 2002 (unaudited)

Investment income:
(net of foreign taxes and fees of $519,172)
  Dividends................................................................... $ 5,410,382
  Interest....................................................................      84,550
                                                                               -----------
    Total investment income...................................................   5,494,932
                                                                               -----------
Expenses:
  Management fees (Note 3)....................................................   2,103,252
  Administrative fees (Note 3)................................................     242,027
  Distribution fees - Class 2 (Note 3)........................................     100,993
  Transfer agent fees.........................................................      17,259
  Custodian fees..............................................................     172,933
  Reports to shareholders.....................................................      93,987
  Professional fees...........................................................      38,955
  Trustees' fees and expenses.................................................       3,334
  Other.......................................................................       1,258
                                                                               -----------
    Total expenses............................................................   2,773,998
                                                                               -----------
       Net investment income..................................................   2,720,934
                                                                               -----------
Realized and unrealized gains (losses):
  Net realized gain (loss) from:
    Investments...............................................................   3,921,437
    Foreign currency transactions.............................................    (264,473)
                                                                               -----------
       Net realized gain......................................................   3,656,964
                                                                               -----------
  Net unrealized appreciation (depreciation) on:
    Investments...............................................................  12,039,792
    Translation of assets and liabilities denominated in foreign currencies...     (43,798)
                                                                               -----------
       Net unrealized appreciation............................................  11,995,994
                                                                               -----------
Net realized and unrealized gain..............................................  15,652,958
                                                                               -----------
Net increase in net assets resulting from operations.......................... $18,373,892
                                                                               -----------


TD-14
                      See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON DEVELOPING MARKETS SECURITIES FUND

Financial Statements (continued)


Statements of Changes in Net Assets
for the six months ended June 30, 2002 (unaudited) and the year ended December 31, 2001


                                                                                             Six Months         Year
                                                                                                Ended           Ended
                                                                                            June 30, 2002 December 31, 2001
Increase (decrease) in net assets:
  Operations:
    Net investment income.................................................................. $  2,720,934    $  5,298,349
    Net realized gain (loss) from investments and foreign currency transactions............    3,656,964     (64,139,840)
    Net unrealized appreciation on investments and translation of assets and liabilities
     denominated in foreign currencies.....................................................   11,995,994      34,395,953
                                                                                            ------------    ------------
     Net increase (decrease) in net assets resulting from operations.......................   18,373,892     (24,445,538)
  Distributions to shareholders from:
    Net investment income:
     Class 1...............................................................................   (3,878,945)     (2,724,470)
     Class 2...............................................................................   (1,149,535)       (485,657)
                                                                                            ------------    ------------
  Total distributions to shareholders......................................................   (5,028,480)     (3,210,127)
  Capital share transactions: (Note 2)
     Class 1...............................................................................   (3,010,735)    (34,976,459)
     Class 2...............................................................................   12,571,897       8,739,887
                                                                                            ------------    ------------
  Total capital share transactions.........................................................    9,561,162     (26,236,572)
     Net increase (decrease) in net assets.................................................   22,906,574     (53,892,237)
Net assets:
  Beginning of period......................................................................  304,369,719     358,261,956
                                                                                            ------------    ------------
  End of period............................................................................ $327,276,293    $304,369,719
                                                                                            ------------    ------------
Undistributed net investment income included in net assets:
  End of period............................................................................ $  2,193,634    $  4,501,180
                                                                                            ------------    ------------



















                                                                          TD-15
                      See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON DEVELOPING MARKETS SECURITIES FUND

Notes to Financial Statements (unaudited)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of twenty-four series (the Funds). Templeton Developing Markets Securities Fund (the Fund) included in this report is diversified. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. The Fund's investment objective is capital growth.

The following summarizes the Fund's significant accounting policies.

a. Security Valuation

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Foreign Currency Contracts

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate on a specified date. Realized and unrealized gains and losses are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts.

d. Income Taxes

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON DEVELOPING MARKETS SECURITIES FUND

Notes to Financial Statements (unaudited) (continued)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (cont.)

e . Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

f. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. SHARES OF BENEFICIAL INTEREST

The Fund offers two classes of shares: Class 1 and Class 2. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

At June 30, 2002, there were an unlimited number of shares authorized ($.01 par value). Transactions in the Fund's shares were as follows:

                                                    Six Months Ended                Year Ended
                                                      June 30, 2002             December 31, 2001
                                               --------------------------  ----------------------------
                                                  Shares        Amount        Shares         Amount
                                               -----------  -------------  ------------  -------------
Shares sold...................................   6,124,731  $  31,713,173    23,829,962  $ 119,530,717
Shares issued in reinvestment of distributions     751,734      3,878,945       523,937      2,724,470
Shares redeemed...............................  (7,479,747)   (38,602,853)  (31,504,501)  (157,231,646)
                                               -------------------------------------------------------
Net decrease..................................    (603,282) $  (3,010,735)   (7,150,602) $ (34,976,459)
                                               -------------------------------------------------------
Class 2 Shares:
Shares sold...................................  46,268,305  $ 233,624,209   167,290,965  $ 796,982,738
Shares issued in reinvestment of distributions     223,645      1,149,535        93,937        485,657
Shares redeemed............................... (43,785,785)  (222,201,847) (164,748,164)  (788,728,508)
                                               -------------------------------------------------------
Net increase..................................   2,706,165  $  12,571,897     2,636,738  $   8,739,887
                                               -------------------------------------------------------

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON DEVELOPING MARKETS SECURITIES FUND

Notes to Financial Statements (unaudited) (continued)


3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Trust are also officers and/or directors of the following entities:

Entity                                                        Affiliation
------------------------------------------------------------------------------------
Franklin Templeton Services, LLC (FT Services)                Administrative manager
Templeton Asset Management Ltd. (TAML)                            Investment manager
Franklin/Templeton Distributors, Inc. (Distributors)           Principal underwriter
Franklin/Templeton Investor Services, LLC (Investor Services)         Transfer agent

The Fund pays an administrative fee to FT Services based on the average net assets of the Fund as follows:

    Annualized Fee Rate                  Daily Net Assets
    -----------------------------------------------------------------------
            .15%        First $200 million
           .135%         Over $200 million up to and including $700 million
            .10%        Over $700 million, up to and including $1.2 billion

Fees are further reduced on net assets over $1.2 billion.

The Fund pays an investment management fee to TAML of 1.25% per year of the average daily net assets of the Fund.

The Fund reimburses Distributors up to .25% per year of its average daily net assets of Class 2 shares for costs incurred in marketing the Fund's shares.

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

4. INCOME TAXES

At December 31, 2001, the Fund had tax basis capital losses of $191,240,878, which may be carried over to offset future capital gains. Such losses expire as follows:

               Capital loss carryovers expiring in:
               2006................................ $ 37,259,962
               2007................................   91,657,992
               2009................................   62,322,924
                                                    ------------
                                                    $191,240,878
                                                    ------------

At December 31, 2001, the Fund had deferred capital losses and deferred currency losses of $9,226,381 and $309,015, respectively, occurring subsequent to October 31, 2001. For tax purposes, such losses will be reflected in the year ending December 31, 2002.

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of passive foreign investment company shares and foreign currency transactions.

Net realized gains differ for financial statement and tax purposes primarily due to differing treatments of wash sales, passive foreign investment company shares, and foreign currency transactions.

At June 30, 2002, the cost of investments and net unrealized depreciation for income tax purposes was as follows:

                   Cost of investments........ $ 345,891,859
                                               -------------
                   Unrealized appreciation....    28,599,490
                   Unrealized depreciation....   (45,854,684)
                                               -------------
                   Net unrealized depreciation $ (17,255,194)
                                               -------------

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON DEVELOPING MARKETS SECURITIES FUND

Notes to Financial Statements (unaudited)  (continued)


5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the period ended June 30, 2002 aggregated $109,975,626 and $110,852,851, respectively.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON DEVELOPING MARKETS SECURITIES FUND



Tax Designation

At December 31, 2001, more than 50% of the Fund's total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from dividends paid to the fund on these investments. The Fund intends to make an election under Section 853 of the Internal Revenue Code. This election will allow shareholders to treat their proportionate share of foreign taxes paid by the funds as having been paid directly by them.

The following table provides a breakdown by country of foreign source income and foreign taxes paid, as designated by the Fund, to Class 1 and Class 2 shareholders of record on June 17, 2002.

                               Class 1                   Class 2
                      ------------------------- -------------------------
                      Foreign Tax    Foreign    Foreign Tax    Foreign
                         Paid     Source Income    Paid     Source Income
      Country          Per Share    Per Share    Per Share    Per Share
      -------------------------------------------------------------------
      Argentina......    0.0000       0.0026       0.0000       0.0024
      Austria........    0.0006       0.0021       0.0006       0.0019
      Brazil.........    0.0026       0.0087       0.0026       0.0078
      China..........    0.0000       0.0027       0.0000       0.0025
      Colombia.......    0.0000       0.0002       0.0000       0.0001
      Croatia........    0.0000       0.0004       0.0000       0.0003
      Czech Republic.    0.0002       0.0008       0.0002       0.0008
      Egypt..........    0.0000       0.0025       0.0000       0.0022
      Estonia........    0.0000       0.0001       0.0000       0.0001
      Finland........    0.0000       0.0001       0.0000       0.0000
      Greece.........    0.0000       0.0007       0.0000       0.0007
      Hong Kong......    0.0000       0.0047       0.0000       0.0042
      Hungary........    0.0002       0.0005       0.0002       0.0004
      India..........    0.0000       0.0014       0.0000       0.0013
      Indonesia......    0.0009       0.0034       0.0009       0.0030
      Malaysia.......    0.0002       0.0003       0.0002       0.0003
      Mexico.........    0.0015       0.0155       0.0015       0.0138
      Peru...........    0.0000       0.0001       0.0000       0.0001
      Philippines....    0.0003       0.0006       0.0003       0.0005
      Poland.........    0.0002       0.0008       0.0002       0.0007
      Russia.........    0.0001       0.0005       0.0001       0.0005
      Singapore......    0.0015       0.0073       0.0015       0.0065
      Slovak Republic    0.0000       0.0002       0.0000       0.0001
      South Africa...    0.0001       0.0141       0.0001       0.0127
      South Korea....    0.0015       0.0048       0.0015       0.0043
      Taiwan.........    0.0002       0.0002       0.0002       0.0001
      Thailand.......    0.0001       0.0014       0.0001       0.0013
      Turkey.........    0.0000       0.0043       0.0000       0.0039
      United Kingdom.    0.0001       0.0013       0.0001       0.0012
      Venezuela......    0.0000       0.0006       0.0000       0.0005
                      ---------------------------------------------------
      TOTAL..........   $0.0103      $0.0829      $0.0103      $0.0742
                      ---------------------------------------------------

Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

                                              TEMPLETON FOREIGN SECURITIES FUND

--------------------------------------------------------------------------------
Fund Goal and Primary Investments: Templeton Foreign Securities Fund (formerly Templeton International Securities Fund) seeks long-term capital growth. The Fund invests primarily in equity securities of companies located outside the U.S., including those in emerging markets.

--------------------------------------------------------------------------------

The first half of 2002 was marked by uncertainty about the direction of global economies, currencies and interest rates, questions regarding accounting practices, and continued worries over the technology, media and telecommunications (TMT) sectors. As a result, equity markets experienced significant volatility that we believe may be with us for the near term. In our opinion, this environment may lead investors to lose sight of individual companies' future prospects, creating opportunities for long-term stock pickers and highlighting the benefits of well-diversified portfolios. In other words, we anticipate a significant shift away from the investment practices that resulted in the stock markets' late-1990s' run-up.

For the six months ended June 30, 2002, Templeton Foreign Securities Fund delivered a slightly negative absolute return. However, the Fund outperformed its benchmark, the Morgan Stanley Capital International Europe Australasia Far East (MSCI EAFE) Index, which returned -1.38% during the period./1/ We attribute this outperformance mainly to strong stock selection, relatively low exposure to the technology sector and favorable currency appreciation.

In spite of rampant short-term pessimism, signs of economic improvement appeared in Europe and Asia, and we identified several companies that are reducing cost structures and seem to be positioning themselves to survive the current environment and prosper in the next upturn. We acknowledge that the near term is uncertain and potentially unpleasant, but we remain focused on the long-term potential of the companies we own.

European markets turned in poor performances during the period, dragged down by the decline in financial and TMT stocks, but partially offset by a rebound in the euro. Fund performance was aided by strong gains in European cyclical stocks (BASF AG, Clariant AG and Michelin SA) and energy holdings (Eni SpA, Shell Transport & Trading, and Total Fina Elf SA) and hurt by our telecommunications exposure (Cable & Wireless and Telefonica SA). We believed for some time that the

1. Source: Standard & Poor's Micropal. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio. Please see Index Descriptions following the Fund Summaries.

[GRAPHIC]
Geographic Distribution
Templeton Foreign Securities Fund
Based on Total Net Assets
6/30/02

[PIE CHART APPEARS HERE WITH FOLLOWING INFORMATION]

Europe                      59.4%
Asia                        23.0%
Latin America                5.1%
Australia/New Zealand        4.3%
North America                2.7%
Mid-East/Africa              0.5%
Short-Term Investments &
Other Net Assets             5.0%
euro was undervalued. In light of worries over the U.S. market during the period, capital flows shifted to Europe and Japan, benefiting unhedged holders of assets in those regions. Our industry analysis continued to show inexpensive European equity valuations relative to the U.S. and that companies in the region were slowly restructuring their operations and improving their competitive positions. During the period, we identified a handful of what we believed were attractive opportunities in Europe across a diverse set of industries. New purchases included food manufacturer Nestle SA, insurer Sampo-Leonia, Italian bank San Paolo-IMI SpA and real estate operator Rodamco Europe NV. We purchased these securities with proceeds from selling our holdings in more poorly positioned companies in similar industries, including Zurich Financial and Banca Nazionale del Lavoro SpA.

The Asia/Pacific region turned in relatively strong performance, aided by currency appreciation, cheaper valuations and positive earnings reports. Japan, Australia and South Korea were among the region's best performing markets, led by the financial, base metals and selected technology industries. Top performers Samsung Electronics, Nippon Telegraph & Telephone, Nippon Express, Nomura Holdings and Australia & New Zealand Banking Group aided Fund performance. Although we identified some value in Japan, notably insurer Yasuda Fire and Marine, we remain cautious on the Japanese economy and stock market. Prime Minister Koizumi has not been able to push through meaningful reforms and his fading popularity could reduce the potential for change. The banking system is an ongoing concern and the high level of non-performing loans in the system remains an unresolved issue. Additionally, the Japanese government's debt has risen dramatically over the past 10 years. We are skeptical that Japanese corporations will effect rapid change, and the Fund is underweighted in Japanese equities as our industry analysts consistently identify cheaper opportunities in other regions of the world. Ironically, our most significant Asian purchase during the period was the aforementioned Yasuda Fire and Marine, a healthy insurer trading at what we considered attractive valuations. Our sales during the period were concentrated in Japan as we took advantage of market strength to reduce our holdings in Sony, Fujitsu and Nomura Holdings.

Latin America turned in poor performance, dragged down by political and economic turmoil in Brazil and Argentina. Mexico remained relatively healthy, sheltered by its U.S. ties, but declined modestly during the period as investors worried that a sluggish U.S. economy




                    Top 10 Holdings
                    Templeton Foreign Securities Fund
                    6/30/02
                    Company
                    Sector/Industry,             % of Total
                    Country                      Net Assets
                    ---------------------

                    Eni SpA                         1.9%
                    Oil & Gas, Italy

                    Samsung Electronics Co. Ltd.    1.9%
                    Semiconductor Equipment &
                    Products, South Korea

                    E.ON AG                         1.8%
                    Electric Utilities, Germany

                    Akzo Nobel NV                   1.8%
                    Chemicals, Netherlands

                    Cheung Kong Holdings Ltd.       1.7%
                    Real Estate, Hong Kong

                    Lloyds TSB Group PLC            1.7%
                    Banks, U.K.

                    Swiss Reinsurance Co.           1.7%
                    Insurance, Switzerland

                    BAE Systems PLC                 1.7%
                    Aerospace & Defense, U.K.

                    Iberdrola SA, Br.               1.7%
                    Electric Utilities, Spain

                    Shell Transport & Trading
                    Co. PLC                         1.6%
                    Oil & Gas, U.K.


The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments.

would slow Mexico's growth. The Fund's weighting in Latin America continued to decline as we were unable to identify new values, and we sold our holdings in Telecomunicacoes Brasileiras and Unibanco Uniao de Bancos Brasilieros due to deteriorating fundamentals, in our view.

As mentioned above, the Fund outperformed the MSCI EAFE Index, but unfortunately turned in a negative absolute return. We benefited from below-average exposure to the battered telecommunications and technology sectors but were hurt by our holdings in health care and insurance companies. We remain confident that the cyclical stocks we own are well managed, with strong earnings prospects, solid balance sheets and very attractive valuations. Please note that currency movements aided the Fund during the period as the euro and the yen each appreciated by more than 10% versus the U.S. dollar.

Looking forward, we do not foresee the current economic slowdown becoming a synchronized global recession. We believe the monetary stimulus under way will lay the groundwork for a recovery in global economies and in global equity prices. We are optimistic that the Fund holds a number of the world's best-managed companies and is well-positioned to take advantage of the next economic upturn. In the meantime, the Templeton research team will continue to follow the time-tested process that has allowed our organization to produce strong performance over the past several decades.

 This discussion reflects our views, opinions and portfolio holdings as of June 30, 2002, the end of the reporting period. These opinions may not be relied upon as investment advice or an offer for a particular security. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

PERFORMANCE SUMMARY AS OF 6/30/02

Templeton Foreign Securities Fund - Class 2 delivered a -0.67% cumulative total return for the six-month period ended 6/30/02. Total return of Class 2 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

         Templeton Foreign Securities Fund - Class 2*
         Periods ended 6/30/02
                                                                         Since
                                                                       Inception
                                          1-Year      5-Year  10-Year  (5/1/92)
         -----------------------------------------------------------------------
         Cumulative Total Return          -8.68%       +8.91% +148.82% +141.85%
         Average Annual Total Return      -8.68%       +1.72%   +9.54%   +9.08%
         Value of $10,000 Investment      $9,132      $10,891  $24,882  $24,185


*Performance prior to the 5/1/00 merger reflects the historical performance of Templeton International Fund. In addition, because Class 2 shares were not offered until 5/1/97, standardized Class 2 Fund performance for prior periods represents the historical results of Class 1 shares. For periods beginning on 5/1/97, Class 2's results reflect an additional 12b-1 fee expense, which also affects future performance. Since 5/1/97 (commencement of sales), the cumulative and average annual total returns of Class 2 shares were +19.86% and +3.57%.

Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ.

Templeton Foreign Securities Fund - Class 2


 Performance reflects the Fund's Class 2 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.


 Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

TF-4
              Past performance does not guarantee future results.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON FOREIGN SECURITIES FUND

Financial Highlights/a/


                                                                                Class 1
                                                -----------------------------------------------------------------------
                                                Six Months Ended                  Year Ended December 31,
                                                 June 30, 2002      ---------------------------------------------------
                                                  (unaudited)          2001      2000       1999       1998      1997
                                                -----------------------------------------------------------------------
Per share operating performance
(For a share outstanding throughout the period)
Net asset value, beginning of period...........         $  11.85    $   18.78  $  22.25  $    20.69  $  20.18  $  18.40
                                                ----------------    ---------  --------  ----------  --------  --------
Income from investment operations:
  Net investment income/b/.....................              .18          .23       .40         .33       .60       .49
  Net realized and unrealized gains (losses)...             (.25)       (5.23)     (.95)       3.78      1.29      2.01
                                                ----------------    ---------  --------  ----------  --------  --------
Total from investment operations...............             (.07)       (5.00)     (.55)       4.11      1.89      2.50
                                                ----------------    ---------  --------  ----------  --------  --------
Less distributions from:.......................
  Net investment income........................             (.19)        (.26)     (.43)       (.57)     (.49)     (.51)
  Net realized gains...........................               --        (1.67)    (2.49)      (1.98)     (.89)     (.21)
                                                ----------------    ---------  --------  ----------  --------  --------
Total distributions............................             (.19)       (1.93)    (2.92)      (2.55)    (1.38)     (.72)
                                                ----------------    ---------  --------  ----------  --------  --------
Net asset value, end of period.................         $  11.59    $   11.85  $  18.78  $    22.25  $  20.69  $  20.18
                                                ----------------    ---------  --------  ----------  --------  --------

Total return/c/................................           (.56)%     (15.75)%   (2.19)%      23.61%     9.33%    13.95%

Ratios/supplemental data
Net assets, end of period (000's)..............         $526,298    $ 565,220  $776,495  $1,056,798  $980,470  $938,410
Ratios to average net assets:
  Expenses.....................................           .90%/ d/       .90%      .87%        .85%      .86%      .81%
  Net investment income........................           2.98% /d/     1.59%     2.08%       1.69%     2.81%     2.70%
Portfolio turnover rate........................           14.37%       20.00%    32.81%      30.04%    29.56%    16.63%



/a/Financial highlights presented reflect historical financial information from Templeton Variable Products Series Fund (TVP) -Templeton International Fund as a result of a merger May 1, 2000.
/b/Based on average shares outstanding effective year ended December 31, 1999. /c/Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
/d/Annualized

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON FOREIGN SECURITIES FUND

Financial Highlights/a/ (continued)


                                                                               Class 2
                                                ------------------------------------------------------------------
                                                Six Months Ended                 Year Ended December 31,
                                                 June 30, 2002      ----------------------------------------------
                                                  (unaudited)         2001      2000      1999      1998    1997/d/
                                                ----------------    --------  --------  --------  -------  -------
Per share operating performance
(For a share outstanding throughout the period)
Net asset value, beginning of period...........         $  11.74    $  18.67  $  22.13  $  20.61  $ 20.14  $ 18.40
                                                ----------------    --------  --------  --------  -------  -------
Income from investment operations:
  Net investment income/b/.....................              .16         .18       .31       .25      .59      .07
  Net realized and unrealized gains (losses)...             (.24)      (5.21)     (.90)     3.78     1.25     1.67
                                                ----------------    --------  --------  --------  -------  -------
Total from investment operations...............             (.08)      (5.03)     (.59)     4.03     1.84     1.74
                                                ----------------    --------  --------  --------  -------  -------
Less distributions from:
  Net investment income........................             (.17)       (.23)     (.38)     (.53)    (.48)      --
  Net realized gains...........................               --       (1.67)    (2.49)    (1.98)    (.89)      --
                                                ----------------    --------  --------  --------  -------  -------
Total distributions............................             (.17)      (1.90)    (2.87)    (2.51)   (1.37)      --
                                                ----------------    --------  --------  --------  -------  -------
Net asset value, end of period.................         $  11.49    $  11.74  $  18.67  $  22.13  $ 20.61  $ 20.14
                                                ----------------    --------  --------  --------  -------  -------

Total return/c/................................           (.67)%    (15.99)%   (2.38)%    23.23%    9.08%    9.46%

Ratios/supplemental data
Net assets, end of period (000's)..............         $282,083    $225,505  $187,115  $101,365  $39,886  $17,606
Ratios to average net assets:
  Expenses.....................................            1.15%/e/    1.15%     1.12%     1.10%    1.11%    1.13%/e/
  Net investment income........................            2.77%/e/    1.32%     1.66%     1.26%    2.69%    1.14%/e/
Portfolio turnover rate........................           14.37%      20.00%    32.81%    30.04%   29.56%   16.63%



/a/Financial highlights presented reflect historical financial information from Templeton Variable Products Series Fund (TVP) -Templeton International Fund as a result of a merger May 1, 2000.
/b/Based on average shares outstanding effective year ended December 31, 1999. /c/Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
/d/For the period May 1, 1997 (effective date) to December 31, 1997.
/e/Annualized

TF-6
                      See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON FOREIGN SECURITIES FUND

Statement of Investments, June 30, 2002 (unaudited)


                                              COUNTRY      SHARES      VALUE
-------------------------------------------------------------------------------

Common Stocks 93.0%
Aerospace & Defense 1.8%
BAE Systems PLC........................... United Kingdom 2,624,811 $13,402,916
                                                                    -----------
Air Freight & Couriers 1.1%
Deutsche Post AG..........................    Germany       677,613   8,599,320
                                                                    -----------
/a/Airlines .5%
British Airways PLC....................... United Kingdom 1,500,553   4,259,946
                                                                    -----------
Auto Components 2.5%
Autoliv Inc., SDR.........................     Sweden       393,611   9,593,531
Michelin SA, B............................     France       266,820  10,811,828
/a/Valeo SA...............................     France         2,600     108,102
                                                                    -----------
                                                                     20,513,461
                                                                    -----------
Automobiles 1.1%
Volkswagen AG.............................    Germany       181,815   8,834,339
                                                                    -----------
Banks 8.1%
Australia & New Zealand Banking Group Ltd.   Australia    1,098,192  11,891,706
Banca Popolare di Verona SCRL.............     Italy         41,250     534,894
Dah Sing Financial Holdings Ltd...........   Hong Kong       90,400     440,413
DBS Group Holdings Ltd....................   Singapore      330,000   2,316,117
DBS Group Holdings Ltd., 144A.............   Singapore      650,000   4,562,049
HSBC Holdings PLC.........................   Hong Kong      454,655   5,216,908
HSBC Holdings PLC, ADR....................   Hong Kong      105,243   6,125,143
Laurentian Bank of Canada.................     Canada        29,465     596,701
Lloyds TSB Group PLC...................... United Kingdom 1,387,500  13,810,284
Nordea AB, FDR............................     Sweden     2,135,083  11,597,294
San Paolo-IMI SpA.........................     Italy        804,000   8,067,315
                                                                    -----------
                                                                     65,158,824
                                                                    -----------
Beverages
Grupo Continental SA......................     Mexico       175,040     241,131
                                                                    -----------
Building Products .5%
Novar PLC................................. United Kingdom 2,025,423   4,306,718
                                                                    -----------
Chemicals 5.3%
Akzo Nobel NV.............................  Netherlands     329,003  14,325,810
BASF AG...................................    Germany       132,069   6,123,726
Bayer AG, Br..............................    Germany       333,400  10,569,388
Clariant AG...............................  Switzerland     317,600   7,554,537
Imperial Chemical Industries PLC.......... United Kingdom   817,213   3,973,584
Yule Catto & Co. PLC...................... United Kingdom    64,300     297,458
                                                                    -----------
                                                                     42,844,503
                                                                    -----------
Commercial Services & Supplies 1.1%
Chubb PLC................................. United Kingdom 2,724,071   6,539,664
GTC Transcontinental Group Ltd., B........     Canada        36,925     861,154
Societe BIC SA............................     France        23,250     929,945
Vedior NV.................................  Netherlands      43,750     604,902
                                                                    -----------
                                                                      8,935,665
                                                                    -----------

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON FOREIGN SECURITIES FUND

Statement of Investments, June 30, 2002 (unaudited) (cont.)

                                                   COUNTRY       SHARES      VALUE
-------------------------------------------------------------------------------------
Common Stocks (cont.)
Communications Equipment .2%
Alcatel SA, ADR................................     France        163,403 $ 1,161,795
/a/Nortel Networks Corp........................     Canada        383,740     555,084
                                                                          -----------
                                                                            1,716,879
                                                                          -----------
Computers & Peripherals 1.4%
/a/ATI Technologies Inc........................     Canada         43,260     299,228
Fujitsu Ltd....................................     Japan         545,271   3,803,158
NEC Corp.......................................     Japan       1,058,000   7,361,689
                                                                          -----------
                                                                           11,464,075
                                                                          -----------
Construction & Engineering .1%
Grupo Dragados SA..............................     Spain          55,405     987,655
Imtech NV......................................  Netherlands        7,629     160,105
                                                                          -----------
                                                                            1,147,760
                                                                          -----------
Construction Materials .1%
Gujarat Ambuja Cements Ltd.....................     India         108,570     453,523
                                                                          -----------
Diversified Financials 4.5%
/a/Housing Development Finance Corp. Ltd.......     India          20,520     273,530
ING Groep NV...................................  Netherlands      450,610  11,570,534
Nomura Holdings Inc............................     Japan         525,730   7,719,713
North West Co. Fund............................     Canada         40,920     533,798
Rodamco Europe NV..............................  Netherlands      164,000   6,940,231
Swire Pacific Ltd., B..........................   Hong Kong    12,648,627   9,324,368
Vontobel Holding AG............................  Switzerland       10,375     250,966
                                                                          -----------
                                                                           36,613,140
                                                                          -----------
Diversified Telecommunication Services 8.3%
Asia Satellite Telecommunications Holdings Ltd.   Hong Kong       295,500     488,715
BCE Inc........................................     Canada        572,460   9,933,079
Cable & Wireless PLC........................... United Kingdom  2,145,348   5,469,156
Cia de Telecomunicaciones de Chile SA, ADR.....     Chile         251,452   3,080,287
KT Corp., ADR..................................  South Korea      420,880   9,112,052
Nippon Telegraph & Telephone Corp..............     Japan           2,248   9,246,321
/a/Philippine Long Distance Telephone Co., ADR.  Philippines      502,088   3,745,576
Telecom Corp. of New Zealand Ltd...............  New Zealand    2,964,626   7,098,814
Telefonica SA, ADR.............................     Spain         320,467   7,963,605
Telefonos de Mexico SA de CV (TELMEX), L, ADR..     Mexico        333,129  10,686,778
                                                                          -----------
                                                                           66,824,383
                                                                          -----------
Electric Utilities 5.9%
CLP Holdings Ltd...............................   Hong Kong     1,848,189   7,345,414
E.ON AG........................................    Germany        249,653  14,546,819
Endesa SA......................................     Spain         547,398   7,952,343
Iberdrola SA, Br...............................     Spain         918,222  13,375,775
Korea Electric Power Corp......................  South Korea      250,000   4,571,904
                                                                          -----------
                                                                           47,792,255
                                                                          -----------
Electrical Equipment 1.5%
Alstom SA......................................     France        691,212   7,311,054
Halla Climate Control Co. Ltd..................  South Korea       24,690   1,106,227
Kidde PLC...................................... United Kingdom  2,724,071   3,570,864
                                                                          -----------
                                                                           11,988,145
                                                                          -----------

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON FOREIGN SECURITIES FUND

Statement of Investments, June 30, 2002 (unaudited) (cont.)

                                             COUNTRY      SHARES      VALUE
  ----------------------------------------------------------------------------
  Common Stocks (cont.)
  Electronic Equipment & Instruments 1.3%
  Dae Duck Electronics Co. Ltd...........  South Korea      56,689 $   523,066
  Hitachi Ltd............................     Japan      1,494,867   9,665,626
  /a/Kardex AG, Br.......................  Switzerland       1,426     220,380
  Laird Group PLC........................ United Kingdom    80,890     204,056
                                                                   -----------
                                                                    10,613,128
                                                                   -----------
  Food & Drug Retailing 1.5%
  J.Sainsbury PLC........................ United Kingdom 2,300,000  12,480,566
                                                                   -----------
  Food Products 2.4%
  Geest PLC.............................. United Kingdom    58,390     493,511
  Nestle SA..............................  Switzerland      39,390   9,184,163
  Unilever PLC........................... United Kingdom 1,056,934   9,633,975
                                                                   -----------
                                                                    19,311,649
                                                                   -----------
  Gas Utilities
  Gas Authority of India Ltd., GDR, 144A.     India         30,270     277,727
                                                                   -----------
  Health Care Equipment & Supplies 1.0%
  Amersham PLC........................... United Kingdom   918,222   8,136,903
  Moulin International Holdings Ltd......   Hong Kong    2,957,176     265,389
                                                                   -----------
                                                                     8,402,292
                                                                   -----------
  Health Care Providers & Services 1.1%
  Gehe AG................................    Germany        18,859     800,878
  Mayne Group Ltd........................   Australia    3,390,208   7,878,805
                                                                   -----------
                                                                     8,679,683
                                                                   -----------
  Hotels Restaurants & Leisure .6%
  P & O Princess Cruises PLC............. United Kingdom   789,853   4,996,326
                                                                   -----------
  Household Durables 2.1%
  Koninklijke Philips Electronics NV.....    Netherlands   392,839  10,967,803
  Sony Corp..............................          Japan    75,634   3,994,354
  Techtronic Industries Co. Ltd..........      Hong Kong 2,430,000   2,071,744
                                                                   -----------
                                                                    17,033,901
                                                                   -----------
  Industrial Conglomerates .9%
  Hutchison Whampoa Ltd..................      Hong Kong   830,000   6,198,437
                                                                   -----------
  Insurance 8.1%
  Ace Ltd................................        Bermuda   269,803   8,525,775
  AXA SA.................................         France   479,792   8,775,527
  AXA SA, 144A...........................         France    40,480     740,390
  Sampo-Leonia OY, A.....................        Finland 1,292,550  10,084,484
  Scor SA................................         France   145,685   4,445,827
  Swiss Reinsurance Co...................    Switzerland   140,118  13,698,753
  XL Capital Ltd., A.....................        Bermuda    99,328   8,413,082
  Yasuda Fire & Marine Insurance Co. Ltd.          Japan 1,700,000  10,410,479
                                                                   -----------
                                                                    65,094,317
                                                                   -----------
  /a/Internet Software & Services .5%
  Check Point Software Technologies Ltd..         Israel   268,550   3,641,538
                                                                   -----------
  IT Consulting & Services
  Satyam Computers Services Ltd..........          India    18,000      84,824
                                                                   -----------

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON FOREIGN SECURITIES FUND

Statement of Investments, June 30, 2002 (unaudited) (cont.)

                                          COUNTRY      SHARES      VALUE
    -----------------------------------------------------------------------
    Common Stocks (cont.)
    Leisure Equipment & Products .1%
    Amer Group Ltd., A................    Finland        25,115 $   818,514
                                                                -----------
    Machinery 3.9%
    IHC Caland NV.....................  Netherlands     115,874   6,929,141
    Invensys PLC...................... United Kingdom 4,349,526   5,900,494
    Komatsu Ltd.......................     Japan      2,196,343   7,861,098
    Kurita Water Industries Ltd.......     Japan         35,000     430,711
    Metso OY..........................    Finland        39,810     515,042
    Volvo AB, B.......................     Sweden       491,704  10,192,059
                                                                -----------
                                                                 31,828,545
                                                                -----------
    Media 2.5%
    APN News & Media Ltd..............   Australia      103,453     211,968
    Torstar Corp., B..................     Canada        54,425     862,412
    United Business Media PLC......... United Kingdom 1,173,940   7,783,799
    Wolters Kluwer NV.................  Netherlands     600,280  11,394,270
                                                                -----------
                                                                 20,252,449
                                                                -----------
    Metals & Mining 2.6%
    Barrick Gold Corp.................     Canada       428,374   8,120,207
    BHP Billiton Ltd..................   Australia    1,338,050   7,736,477
    Iluka Resources Ltd...............   Australia      129,125     355,898
    Pechiney SA, A....................     France       101,700   4,645,280
                                                                -----------
                                                                 20,857,862
                                                                -----------
    Multiline Retail 1.1%
    Hudsons Bay Co....................     Canada        48,738     434,857
    Marks & Spencer Group PLC......... United Kingdom 1,515,517   8,610,630
                                                                -----------
                                                                  9,045,487
                                                                -----------
    Oil & Gas 5.8%
    Eni SpA...........................     Italy        955,840  15,198,135
    Repsol YPF SA.....................     Spain        730,405   8,612,858
    Shell Transport & Trading Co. PLC. United Kingdom 1,679,653  12,673,052
    Total Fina Elf SA, B..............     France        66,077  10,728,311
                                                                -----------
                                                                 47,212,356
                                                                -----------
    Paper & Forest Products 2.0%
    Stora Enso OYJ, R.................    Finland       584,330   8,170,047
    UPM-Kymmene Corp..................    Finland       204,542   8,051,912
                                                                -----------
                                                                 16,221,959
                                                                -----------
    Pharmaceuticals 4.4%
    Aventis SA........................     France       157,648  11,170,937
    /a/Elan Corp. PLC, ADR............ Irish Republic   413,269   2,260,581
    Merck KGAA........................    Germany       316,710   8,523,295
    Ono Pharmaceutical Co. Ltd........     Japan        351,000  12,533,623
    /a/Shire Pharmaceuticals Group PLC United Kingdom   103,500     915,008
                                                                -----------
                                                                 35,403,444
                                                                -----------
    Real Estate 1.7%
    Cheung Kong Holdings Ltd..........   Hong Kong    1,681,137  14,009,565
                                                                -----------

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON FOREIGN SECURITIES FUND

Statement of Investments, June 30, 2002 (unaudited)

                                                                                    COUNTRY       SHARES      VALUE
-----------------------------------------------------------------------------------------------------------------------
Common Stocks (cont.)
Road & Rail 2.6%
Nippon Express Co. Ltd..........................................................     Japan       2,115,342 $ 11,206,759
Stagecoach Group PLC............................................................ United Kingdom  9,845,827    9,417,213
Transportes Azkar SA............................................................     Spain          69,995      387,110
                                                                                                           ------------
                                                                                                             21,011,082
                                                                                                           ------------
Semiconductor Equipment & Products 2.5%
ASM Pacific Technology Ltd......................................................   Hong Kong       252,500      555,180
Samsung Electronics Co. Ltd.....................................................  South Korea       54,850   15,000,540
Taiwan Semiconductor Manufacturing Co...........................................     Taiwan      2,310,000    4,701,586
                                                                                                           ------------
                                                                                                             20,257,306
                                                                                                           ------------
Specialty Retail .1%
Athlon Groep NV.................................................................  Netherlands       25,515      320,273
Giordano International Ltd......................................................   Hong Kong     1,236,000      760,620
                                                                                                           ------------
                                                                                                              1,080,893
                                                                                                           ------------
Transportation Infrastructure
Grupo Aeroportuario Del Sureste SA de CV, ADR...................................     Mexico         18,575      239,618
                                                                                                           ------------
/a/Wireless Telecommunication Services .2%
China Mobile (Hong Kong) Ltd....................................................     China         611,000    1,809,512
Millicom International Cellular SA..............................................   Luxembourg       29,975       47,960
                                                                                                           ------------
                                                                                                              1,857,472
                                                                                                           ------------
Total Common Stocks (Cost $782,021,458).........................................                            752,007,923
                                                                                                           ------------
Preferred Stocks 2.0%
Volkswagen AG, pfd..............................................................    Germany        160,254    5,159,477
Cia Vale Do Rio Doce, ADR, pfd. A...............................................     Brazil        204,192    5,298,782
Petroleo Brasileiro SA, pfd.....................................................     Brazil        300,000    5,227,111
Hugo Boss AG, pfd...............................................................    Germany         27,485      499,447
                                                                                                           ------------
Total Preferred Stocks (Cost $16,072,057).......................................                             16,184,817
                                                                                                           ------------
Total Long Term Investments (Cost $798,093,515).................................                            768,192,740
                                                                                                           ------------
/b/Short Term Investments 4.4%
Franklin Institutional Fiduciary Trust Money Market Portfolio (Cost $35,061,539) United States  35,061,539   35,061,539
                                                                                                           ------------
Total Investments (Cost $833,155,054) 99.4%.....................................                            803,254,279
Other Assets, less Liabilities .6%..............................................                              5,126,993
                                                                                                           ------------
Total Net Assets 100.0%.........................................................                           $808,381,272
                                                                                                           ------------


/a/Non-income producing
/b/The Franklin Institutional Fiduciary Trust Money Market Portfolio is managed by Franklin Advisers Inc.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON FOREIGN SECURITIES FUND

Financial Statements


Statement of Assets and Liabilities
June 30, 2002 (unaudited)

         Assets:
           Investments in securities:
             Cost....................................... $833,155,054
                                                         ------------
             Value......................................  803,254,279
           Foreign currency, at value (cost $8,261,476).    8,538,494
           Receivables:
             Investment securities sold.................    2,451,905
             Capital shares sold........................      298,977
             Dividends and interest.....................    3,729,313
                                                         ------------
              Total assets..............................  818,272,968
                                                         ------------
         Liabilities:
           Payables:
             Investment securities purchased............    2,394,666
             Capital shares redeemed....................    6,169,209
             Affiliates.................................      660,418
             Reports to shareholders....................      343,453
           Funds advanced by custodian..................       95,309
           Other liabilities............................      228,641
                                                         ------------
              Total liabilities.........................    9,891,696
                                                         ------------
                Net assets, at value.................... $808,381,272
                                                         ------------
         Net assets consist of:
           Undistributed net investment income.......... $ 11,606,372
           Net unrealized depreciation..................  (29,446,165)
           Accumulated net realized loss................  (48,826,006)
           Capital shares...............................  875,047,071
                                                         ------------
                Net assets, at value.................... $808,381,272
                                                         ------------
         Class 1:
           Net asset, at value.......................... $526,298,031
                                                         ------------
           Shares outstanding...........................   45,415,221
                                                         ------------
           Net asset value and offering price per share. $      11.59
                                                         ------------
         Class 2:
           Net asset, at value.......................... $282,083,241
                                                         ------------
           Shares outstanding...........................   24,555,691
                                                         ------------
           Net asset value and offering price per share. $      11.49
                                                         ------------

TF-12
                      See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON FOREIGN SECURITIES FUND

Financial Statements (continued)


Statement of Operations
for the six months ended June 30, 2002 (unaudited)

Investment income:
  (net of foreign taxes and fees of $1,748,147)
  Dividends................................................................... $ 15,523,237
  Interest....................................................................        5,232
                                                                               ------------
    Total investment income...................................................   15,528,469
                                                                               ------------
Expenses:
  Management fees (Note 3 )...................................................    2,713,920
  Administrative fees (Note 3 )...............................................      534,903
  Distribution fees - Class 2 (Note 3 ).......................................      321,063
  Custodian fees..............................................................      122,115
  Reports to shareholders.....................................................      172,029
  Other.......................................................................       52,050
                                                                               ------------
    Total expenses............................................................    3,916,080
                                                                               ------------
       Net investment income..................................................   11,612,389
                                                                               ------------
Realized and unrealized gains and (losses):
  Net realized loss from:
    Investments...............................................................  (23,284,671)
    Foreign currency transactions.............................................      (73,129)
                                                                               ------------
       Net realized loss......................................................  (23,357,800)
  Net unrealized appreciation on:
    Investments...............................................................   11,715,962
    Translation of assets and liabilities denominated in foreign currencies...      649,143
                                                                               ------------
       Net unrealized appreciation............................................   12,365,105
                                                                               ------------
Net realized and unrealized loss..............................................  (10,992,695)
                                                                               ------------
Net increase in net assets resulting from operations.......................... $    619,694
                                                                               ------------




                                                                          TF-13
                      See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON FOREIGN SECURITIES FUND

Financial Statements (continued)


Statements of Changes in Net Assets
for the six months ended June 30, 2002 (unaudited) and the year ended December 31, 2001

                                                                                                Six Months          Year
                                                                                                   Ended            Ended
                                                                                               June 30, 2002  December 31, 2001
                                                                                               --------------------------------
Increase (decrease) in net assets:
  Operations:
    Net investment income..................................................................... $  11,612,389      $  13,400,247
    Net realized loss from investments and foreign currency translations......................   (23,357,800)       (25,399,603)
    Net unrealized appreciation (depreciation) on investments and translation of assets and
     liabilities denominated in foreign currencies............................................    12,365,105       (126,607,879)
                                                                                               --------------------------------
     Net increase (decrease) in net assets resulting from operations..........................       619,694       (138,607,235)
  Distributions to shareholders from:
    Net investment income:
     Class 1..................................................................................    (8,763,684)       (20,393,444)
     Class 2..................................................................................    (4,308,628)        (5,735,164)
    Net realized gains:
     Class 1..................................................................................            --       (152,779,558)
     Class 2..................................................................................            --        (45,106,353)
                                                                                               --------------------------------
  Total distributions to shareholders.........................................................  (13,072,312)       (224,014,519)
  Capital share transactions: (Note 2)
     Class 1..................................................................................   (27,501,548)        77,008,936
     Class 2..................................................................................    57,610,541        112,727,197
                                                                                               --------------------------------
  Total capital share transactions............................................................    30,108,993        189,736,133
       Net increase (decrease) in net assets..................................................    17,656,375       (172,885,621)
  Net assets:
    Beginning of period.......................................................................   790,724,897        963,610,518
                                                                                               --------------------------------
    End of period............................................................................. $ 808,381,272      $ 790,724,897
                                                                                               --------------------------------
  Undistributed net investment income included in net assets:
    End of period............................................................................. $  11,606,372      $  13,066,295
                                                                                               --------------------------------


TF-14
                      See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON FOREIGN SECURITIES FUND

Notes to Financial Statements (unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company consisting of twenty-four series (the Funds). Templeton Foreign Securities Fund (the Fund) included in this report is diversified. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. The Fund's investment objective is capital growth.

Effective May 1, 2002, the name of the Templeton International Securities Fund changed to Templeton Foreign Securities Fund. The Fund's investment objectives and other policies did not change as a result of the name change.

The following summarizes the Fund's significant accounting policies.

a. Security Valuation

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Restricted securities and securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Foreign Currency Contracts

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate on a specified date. Realized and unrealized gains and losses are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterpart to fulfill their obligations under the contracts.

d. Income Taxes

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON FOREIGN SECURITIES FUND

Notes to Financial Statements (unaudited) (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (cont.)

e. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

f. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. SHARES OF BENEFICIAL INTEREST

The Fund offers two classes of shares: Class 1 and Class 2. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class, and the exchange privilege of each class.

At June 30, 2002, there were an unlimited number of shares authorized ($.01 par value). Transactions in the Fund's shares were as follows:

                                                    Six Months Ended                 Year Ended
                                                      June 30, 2002              December 31, 2001
                                               --------------------------  ------------------------------
Class 1 Shares:                                   Shares        Amount        Shares          Amount
                                               ---------------------------------------------------------
Shares sold...................................   8,046,712  $  94,289,773    29,920,018  $   420,670,202
Shares issued on merger (Note 6)..............   1,133,785     13,775,492            --               --
Shares issued in reinvestment of distributions     754,190      8,763,684    13,351,812      173,173,002
Shares redeemed............................... (12,225,610)  (144,330,497)  (36,903,986)    (516,834,268)
                                               ---------------------------------------------------------
Net increase (decrease).......................  (2,290,923) $ (27,501,548)    6,367,844  $    77,008,936
                                               ---------------------------------------------------------
Class 2 Shares:
Shares sold...................................  83,217,357  $ 962,370,929   187,930,112  $ 2,573,046,300
Shares issued on merger (Note 6)..............   1,702,025     20,475,362            --               --
Shares issued in reinvestment of distributions     374,013      4,308,628     3,950,390       50,841,516
Shares redeemed............................... (79,951,284)  (929,544,378) (182,688,657)  (2,511,160,619)
                                               ---------------------------------------------------------
Net increase..................................   5,342,111  $  57,610,541     9,191,845  $   112,727,197
                                               ---------------------------------------------------------

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON FOREIGN SECURITIES FUND

Notes to Financial Statements (unaudited) (continued)


3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Trust are also officers and/or directors of the following entities:

Entity                                                        Affiliation
------------------------------------------------------------------------------------
Franklin Templeton Services, LLC (FT Services)                Administrative manager
Templeton Investment Counsel LLC (TIC)                        Investment manager
Franklin/Templeton Distributors, Inc. (Distributors)          Principal underwriter
Franklin/Templeton Investor Services, LLC (Investor Services) Transfer agent

The Fund may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (the Sweep Money Fund) which is managed by Advisors.

The Fund pays an investment management fee to TIC based on the average net assets of the Fund as follows:

    Annualized Fee Rate Daily Net Assets
    -----------------------------------------------------------------------
           .75%.......  First $200 million
          .675%.......  Over $200 million, up to and including $1.3 billion
           .60%.......  Over $1.3 billion

Management fees were reduced on assets invested in the Sweep Money Fund.

The Fund pays an administrative fee to FT Services based on the average net assets of the Fund as follows:

    Annualized Fee Rate Daily Net Assets
    -----------------------------------------------------------------------
           .15%........ First $200 million
           .135%....... Over $200 million, up to and including $700 million
           .10%........ Over $700 million, up to and including $1.2 billion

Fees are further reduced on net assets over $1.2 billion.

The Fund reimburses Distributors up to .25% per year of its average daily net assets of Class 2 shares for costs incurred in marketing the Fund's shares.

Investor Services, under terms of an agreement, performs shareholder servicing for the fund and is not paid by the fund for the services.

4. INCOME TAXES

At December 31, 2001, the fund had tax basis capital losses of $25,468,204, which may be carried over to future capital gains, subject to certain limitations. Such losses expire in the year ending December 31, 2009.

Net investment income (loss) and net realized (gains) losses differ for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON FOREIGN SECURITIES FUND

Notes to Financial Statements (unaudited) (continued)

4. INCOME TAXES (cont.)

At June 30, 2002, the net unrealized depreciation based on the cost of investments for income tax purposes of $833,155,054 was as follows:

                   Unrealized appreciation.... $ 125,252,142
                   Unrealized depreciation....  (155,152,917)
                                               -------------
                   Net unrealized depreciation $ (29,900,775)
                                               -------------

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the period ended June 30, 2002 aggregated $131,958,036 and $107,628,362 respectively.

6. MERGER OF TEMPLETON INTERNATIONAL SMALLER COMPANIES FUND

On May 1, 2002, the Franklin Templeton Variable Insurance Products Trust (FTVIPT) - Templeton Foreign Securities Fund (Foreign) acquired the net assets of the FTVIPT - Templeton International Smaller Companies Fund (International) pursuant to a plan of reorganization. The merger was accomplished by a taxable exchange, and accounted for as a purchase.

The selected financial information and shares outstanding immediately before and after the acquisition were as follows:

                                 Class 1                        Class 2
                      ------------ ------ ---------- ------------ ------ ----------
Fund Name              Net Assets   NAV     Shares    Net Assets   NAV     Shares
                      ------------ ------ ---------- ------------ ------ ----------
International........ $ 13,775,492 $11.13  1,234,290 $ 20,475,362 $11.11  1,839,213
Foreign.............. $545,708,561 $12.15 44,908,453 $266,341,959 $12.03 22,143,863
Foreign - post merger $559,484,053 $12.15 46,042,238 $286,817,321 $12.03 23,845,888
                                Fund Level
                      ------------------------------
Fund Name              Net Assets           Shares
                      ------------ ------ ----------
International........ $ 34,250,854         3,073,503
Foreign.............. $812,050,520        67,052,316
Foreign - post merger $846,301,374        69,888,126

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON FOREIGN SECURITIES FUND

Tax Designation


At December 31, 2001, more than 50% of the Templeton Foreign Securities Fund total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from dividends paid to the fund on these investments. The Fund intends to make an election under Section 853 of the Internal Revenue Code. This election will allow shareholders to treat their proportionate share of foreign taxes paid by the funds as having been paid directly by them.

The following table provides a breakdown by country of foreign source income and foreign taxes paid, as designated by the Fund, to Class 1 and Class 2 shareholders of record on June 17, 2002.

                               Class 1                   Class 2
                      ---------------------------------------------------
                      Foreign Tax    Foreign    Foreign Tax    Foreign
                         Paid     Source Income    Paid     Source Income
       Country         Per Share    Per Share    Per Share    Per Share
       ------------------------------------------------------------------
       Australia.....    0.0000       0.0098       0.0000       0.0089
       Bermuda.......    0.0000       0.0038       0.0000       0.0034
       Brazil........    0.0018       0.0115       0.0018       0.0104
       Canada........    0.0007       0.0029       0.0007       0.0026
       Finland.......    0.0015       0.0065       0.0015       0.0059
       France........    0.0023       0.0158       0.0023       0.0143
       Germany.......    0.0023       0.0154       0.0023       0.0139
       Hong Kong.....    0.0002       0.0211       0.0002       0.0191
       Israel........    0.0001       0.0003       0.0001       0.0002
       Italy.........    0.0020       0.0059       0.0020       0.0053
       Japan.........    0.0016       0.0072       0.0016       0.0065
       Mexico........    0.0004       0.0032       0.0004       0.0029
       Netherlands...    0.0029       0.0129       0.0029       0.0117
       New Zealand...    0.0009       0.0041       0.0009       0.0037
       Philippines...    0.0000       0.0001       0.0000       0.0001
       South Korea...    0.0013       0.0052       0.0013       0.0047
       Spain.........    0.0016       0.0074       0.0016       0.0066
       Sweden........    0.0015       0.0108       0.0015       0.0097
       Switzerland...    0.0015       0.0069       0.0015       0.0063
       United Kingdom    0.0083       0.0600       0.0083       0.0544
                      ---------------------------------------------------
       TOTAL.........   $0.0309      $0.2108      $0.0309      $0.1906
                      ---------------------------------------------------

Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

                                         TEMPLETON GLOBAL ASSET ALLOCATION FUND

--------------------------------------------------------------------------------
Fund Goal and Primary Investments: Templeton Global Asset Allocation Fund (formerly Templeton Asset Strategy Fund) seeks high total return. The Fund will invest in equity securities of companies of any country, debt securities of companies and governments of any country, and in money market instruments. The Fund may invest to a lesser extent in lower-rated "junk bonds."

--------------------------------------------------------------------------------

During the six months ended June 30, 2002, turmoil and volatility continued to beset the world, while corporate governance and accounting issues cast a pall over global securities markets. By the end of the reporting period, central banks' aggressive interest rate cuts, which initially propped up the markets, failed in their efforts as markets again neared 2001 lows. Within this environment, Templeton Global Asset Allocation Fund's performance compared favorably with the Morgan Stanley Capital International (MSCI) All Country World Free Index, which returned -8.12%. The J.P. Morgan Global Government Bond Index (JPM GGBI) returned 9.65% in U.S. dollar terms for the six months ended June 30, 2002./1/ During the period, we increased the Fund's fixed income and cash exposures as we sought to take advantage of market volatility to reduce the number of equity holdings and rebalance existing positions. At the end of the period, the Fund held 65.2% of its total net assets in equities, 28.8% in fixed income and 6.0% in short-term investments and other net assets.

Equity

A diverse selection of equity securities influenced the Fund's performance. During the period, heightened uncertainty returned gold to the forefront as a safe haven. The Fund benefited from the metal's upward move as shares of AngloGold and Barrick Gold performed strongly. Our energy exposure also benefited Fund performance as shares of U.K.-based Shell Transport & Trading and Eni SpA of Italy moved higher.

Our telecommunications holdings provided mixed results, with our Asian positions, including Indonesia's PT Indosat (Persero) and Nippon Telegraph & Telephone of Japan, registering positive gains. Conversely, our European and U.S. telecommunications holdings slumped as accounting scandals, weakening business trends and concerns over debt levels helped drive investors away from the sector.

1. Sources: Standard & Poor's Micropal; J.P. Morgan, Government Bond Index Monitor. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio. Please see Index Descriptions following the Fund Summaries.

[GRAPHIC]
Geographic Distribution
Templeton Global Asset Allocation Fund
Based on Total Net Assets
6/30/02

[PIE CHART APPEARS HERE WITH FOLLOWING INFORMATION]

Europe                     49.6%
North America              22.6%
Asia                       12.5%
Latin America/Caribbean     6.1%
Australia/New Zealand       2.8%
Mid-East/Africa             0.4%
Short-Term Investments &
Other Net Assets            6.0%


                                                                          TGA-1

Unfortunately the Fund was exposed to the WorldCom debacle. The magnitude of the fraudulent accounting was unprecedented and unforeseen. We believe that after the initial shock passes, some of our other telecommunications holdings, particularly AT&T and Cable & Wireless, could benefit by capturing existing and potential WorldCom customers.

Europe remained our largest geographic exposure, and a strengthening euro enhanced Fund performance. Within Europe, the U.K. represented our largest equity exposure with approximately 12% of total net assets invested there at period-end. Solid performance from a number of our U.K. holdings, including Kidde and Corus Group, contributed positively to performance. During the reporting period, corporate restructurings continued to progress, helping to unlock value.

Within Asia, Japan and Hong Kong were our largest country weightings. Hong Kong continued to benefit from China's growing economy, while Japan started to show signs of improvement. Although needed reforms are slow in coming, change was starting to occur at the corporate level, which we believe should help improve profitability and investor sentiment.

Fixed Income

Largely as a result of stable growth, benign inflation and downward-shifting yield curves, global bond markets generally posted positive returns in local currency terms during the six months under review. The JPM GGBI, a benchmark index for global government bonds, rose 2.49% in local currency terms for the six months ended June 30, 2002./2/ However, the index gained 9.65% in U.S. dollar terms as most major currencies appreciated relative to the U.S. dollar during the period. The J.P. Morgan U.S. Government Bond Total Return Index, a benchmark index for U.S. Treasuries, posted a 3.71% return for the same period./2/

Emerging market bonds also delivered positive returns during the six-month period as yield spreads over Treasuries narrowed while the U.S. Federal Reserve Board (the Fed) lowered interest rates. Consequently, the J.P. Morgan Emerging Markets Bond Index (EMBI) rose 3.18% in Top Five Country Holdings

2. Source: J.P. Morgan, Government Bond Index Monitor. Please see Index Descriptions following the Fund Summaries.


 Templeton Global Asset Allocation Fund
 Based on Equity Securities
 6/30/02

                                       % of Total
                               Country Net Assets
                               ------------------

                               U.S.       24.8%

                               U.K.       12.1%

                               Germany     8.6%

                               France      6.7%

                               Japan       5.8%



 Top Five Sectors/Industries
 Templeton Global Asset Allocation Fund
 Based on Equity Securities
 6/30/02

                                            % of Total
                                            Net Assets
                          ----------------------------

                          Diversified
                          Telecommunication
                          Services             8.5%

                          Insurance            4.4%

                          Food Products        3.9%

                          Pharmaceuticals      3.9%

                          Oil & Gas            3.8%


The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments.

TGA-2

U.S. dollar terms./3/ Historically, emerging market bonds perform well when the Fed reduces interest rates because emerging market bond yields become relatively more attractive and investor demand increases for these bonds.

During the period under review, we sought to maximize the Fund's return by allocating most of its fixed income assets to short- and intermediate-term global investment-grade bonds. Approximately 15% of the Fund's overall bond allocation was invested in what we believed to be the highest quality and most liquid, below investment-grade sovereign bonds available in emerging markets. We believed this combination of bonds offered the opportunity for higher returns at the cost of only modestly higher volatility, which should optimize the Fund's long-term performance.

Looking Ahead

The past year was an encouraging period for our investment style, as investors returned to a more rational evaluation approach. Going forward, we anticipate that slower global economic growth and moderate inflation worldwide may delay near-term monetary policy tightening by major central banks. We consider this environment favorable for short- to intermediate-term bonds. As we enter the second half of 2002, global markets face many challenges; however, our focus on companies with solid balance sheets and strong management leads us to believe the Fund's portfolio is well-positioned.

3. Source: J.P. Morgan, Emerging Markets Bond Index Monitor. Please see Index Descriptions following the Fund Summaries.


 This discussion reflects our views, opinions and portfolio holdings as of June 30, 2002, the end of the reporting period. These opinions may not be relied upon as investment advice or an offer for a particular security. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.


[GRAPHIC]
Asset Allocation
Templeton Global Asset Allocation Fund
Based on Total Net Assets
6/30/02

[PIE CHART APPEARS HERE WITH FOLLOWING INFORMATION]

Stocks                                          65.2%
Fixed-Income Securities                         28.8%
Short-Term Investments & Other Net Assets        6.0%

                                                                          TGA-3

PERFORMANCE SUMMARY AS OF 6/30/02

Templeton Global Asset Allocation Fund - Class 2 delivered a +3.13% cumulative total return for the six-month period ended 6/30/02. Total return of Class 2 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

         Templeton Global Asset Allocation Fund - Class 2*
         Periods ended 6/30/02
                                                                      Since
                                                                    Inception
                                        1-Year   5-Year    10-Year  (8/24/88)
         ------------------------------------------------------
         Cumulative Total Return        -1.04%   +20.91%   +150.49% +267.33%
         Average Annual Total Return    -1.04%    +3.87%     +9.62%   +9.85%
         Value of $10,000 Investment    $9,896   $12,091    $25,049  $36,733

*Performance prior to the 5/1/00 merger reflects the historical performance of Templeton Asset Allocation Fund. In addition, because Class 2 shares were not offered until 5/1/97, standardized Class 2 Fund performance for prior periods represents the historical results of Class 1 shares. For periods beginning on 5/1/97, Class 2's results reflect an additional 12b-1 fee expense, which also affects future performance. Since 5/1/97 (commencement of sales), the cumulative and average annual total returns of Class 2 shares were +32.17% and +5.55%.

Ongoing market volatility can dramatically change the Fund's short-term performance; current results may differ.

Templeton Global Asset Allocation Fund - Class 2


 Performance reflects the Fund's Class 2 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

 Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

TGA-4
              Past performance does not guarantee future results.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GLOBAL ASSET ALLOCATION FUND

Financial Highlights/a/

                                                                               Class 1
                                                ---------------------------------------------------------------------
                                                Six Months Ended                Year Ended December 31,
                                                 June 30, 2002   ----------------------------------------------------
                                                  (unaudited)        2001        2000      1999      1998      1997
                                                ---------------- ---------     --------  --------  --------  --------
Per share operating performance
(For a share outstanding throughout the period)
Net asset value, beginning of period...........     $  15.51     $   19.22     $  23.37  $  22.46  $  22.35  $  21.08
                                                ---------------- ---------     --------  --------  --------  --------
Income from investment operations:
  Net investment income/b/.....................          .23        .38/e/          .44       .44       .69       .67
  Net realized and unrealized gains (losses)...          .28         (2.16)/e/     (.45)     3.78       .75      2.44
                                                ---------------- ---------     --------  --------  --------  --------
Total from investment operations...............          .51         (1.78)        (.01)     4.22      1.44      3.11
                                                ---------------- ---------     --------  --------  --------  --------
Less distributions from:
  Net investment income........................         (.30)         (.26)        (.52)     (.50)     (.66)     (.63)
  Net realized gains...........................           --         (1.67)       (3.62)    (2.81)     (.67)    (1.21)
                                                ---------------- ---------     --------  --------  --------  --------
Total distributions............................         (.30)        (1.93)       (4.14)    (3.31)    (1.33)    (1.84)
                                                ---------------- ---------     --------  --------  --------  --------
Net asset value, end of period.................     $  15.72     $   15.51     $  19.22  $  23.37  $  22.46  $  22.35
                                                ---------------- ---------     --------  --------  --------  --------

Total return/c/................................        3.26%       (9.72)%         .29%    22.86%     6.41%    15.52%

Ratios/supplemental data
Net assets, end of period (000's)..............     $489,698     $ 501,074     $628,244  $671,549  $692,163  $735,568
Ratios to average net assets:
  Expenses.....................................         .79%/d/       .81%         .81%      .74%      .78%      .74%
  Net investment income........................        2.87%/d/   2.28%/e/        2.20%     2.06%     2.88%     3.32%
Portfolio turnover rate........................       14.21%        35.63%       30.32%    45.34%    43.18%    45.27%

/a/Financial highlights presented reflect historical financial information from Templeton Variable Products Series Fund (TVP)-Templeton Asset Allocation Fund as a result of a merger May 1, 2000.
/b/Based on average shares outstanding effective year ended December 31, 1999. /c/Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
/d/Annualized
/e/The November 2000, revised AICPA Audit and Accounting Guide to Investment
   Companies was implemented January 1, 2001 resulting in an increase (decrease) of $(.018) and $.018 to the net investment income and net realized and unrealized gains per share, respectively and a decrease of (.10)% to the ratio of net investment income to average net assets for the year ended December 31, 2001.

                                                                          TGA-5
                      See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GLOBAL ASSET ALLOCATION FUND

Financial Highlights/a/ (continued)

                                                                             Class 2
                                                ---------------------------------------------------------------
                                                Six Months Ended              Year Ended December 31,
                                                 June 30, 2002   ----------------------------------------------
                                                  (unaudited)        2001       2000     1999     1998    1997/f/
                                                ---------------------------------------------------------------
Per share operating performance
(For a share outstanding throughout the period)
Net asset value, beginning of period...........     $ 15.41       $ 19.13     $ 23.27  $ 22.38  $ 22.32  $20.40
                                                ---------------- --------     -------  -------  -------  ------
Income from investment operations:
  Net investment income/b/.....................         .21        .33/e/         .37      .36      .63     .16
  Net realized and unrealized gains (losses)...         .27         (2.15)/e/    (.43)    3.80      .74    1.76
                                                ---------------- --------     -------  -------  -------  ------
Total from investment operations...............         .48         (1.82)       (.06)    4.16     1.37    1.92
                                                ---------------- --------     -------  -------  -------  ------
Less distributions from:
  Net investment income........................        (.26)         (.23)       (.46)    (.46)    (.64)     --
  Net realized gains...........................          --         (1.67)      (3.62)   (2.81)    (.67)     --
                                                ---------------- --------     -------  -------  -------  ------
Total distributions............................        (.26)        (1.90)      (4.08)   (3.27)   (1.31)     --
                                                ---------------- --------     -------  -------  -------  ------
Net asset value, end of period.................     $ 15.63       $ 15.41     $ 19.13  $ 23.27  $ 22.38  $22.32
                                                ---------------- --------     -------  -------  -------  ------

Total return/c/................................       3.13%       (9.95)%        .04%   22.54%    6.10%   9.41%

Ratios/supplemental data
Net assets, end of period (000's)..............     $44,617       $38,974     $32,346  $20,962  $15,763  $9,665
Ratios to average net assets:
  Expenses.....................................       1.04%/d/      1.06%       1.07%     .99%    1.03%   1.03%/d/
  Net investment income........................       2.65%/d/   1.99%/e/       1.91%    1.71%    2.61%   1.97%/d/
Portfolio turnover rate........................      14.21%        35.63%      30.32%   45.34%   43.18%  45.27%


/a/Financial highlights presented reflect historical financial information from Templeton Variable Products Series Fund (TVP)-Templeton Asset Allocation Fund as a result of a merger May 1, 2000.
/b/Based on average shares outstanding effective year ended December 31, 1999. /c/Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
/d/Annualized
/e/The November 2000, revised AICPA Audit and Accountancy Guide of Investment
   Companies was implemented January 1, 2001 resulting in an increase (decrease) of $(.018) and $.018 to the net investment income and net realized and unrealized gains per share, respectively and a decrease of (.10)% to the ratio of net investment income to average net assets for the year ended December 31, 2001.
/f/For the period May 1, 1997 (effective date) to December 31, 1997.

TGA-6
                      See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GLOBAL ASSET ALLOCATION FUND

Statement of Investments, June 30, 2002 (unaudited)

                                           COUNTRY      SHARES      VALUE
    ------------------------------------------------------------------------
    Common Stocks 64.3%
    Aerospace & Defense 1.4%
    BAE Systems PLC.................... United Kingdom   153,055 $   781,536
    Rolls-Royce PLC.................... United Kingdom 2,733,657   6,750,182
                                                                 -----------
                                                                   7,531,718
                                                                 -----------
    Air Freight & Couriers .9%
    Deutsche Post AG...................    Germany       382,790   4,857,837
                                                                 -----------
    /a/Airlines 1.0%
    British Airways PLC................ United Kingdom 1,925,900   5,467,471
                                                                 -----------
    Auto Components 2.9%
    Autoliv Inc........................     Sweden       246,900   6,221,880
    Autoliv Inc., SDR..................     Sweden       129,000   3,144,133
    /a/Valeo SA........................     France       140,790   5,853,736
                                                                 -----------
                                                                  15,219,749
                                                                 -----------
    Automobiles .9%
    Ford Motor Co...................... United States    154,148   2,466,368
    General Motors Corp................ United States     42,700   2,282,315
                                                                 -----------
                                                                   4,748,683
                                                                 -----------
    Banks 2.9%
    /a/Banca Nazionale del Lavoro SpA..     Italy        225,160     392,478
    DBS Group Holdings Ltd.............   Singapore      476,000   3,340,824
    DNB Holding ASA....................     Norway     1,006,850   5,487,542
    Nordea AB, FDR.....................     Sweden     1,158,460   6,292,496
                                                                 -----------
                                                                  15,513,340
                                                                 -----------
    Chemicals 2.2%
    Akzo Nobel NV......................  Netherlands      63,665   2,772,171
    BASF AG............................    Germany       198,840   9,219,738
                                                                 -----------
                                                                  11,991,909
                                                                 -----------
    Commercial Services & Supplies 2.2%
    /a/Ceridian Corp................... United States    305,700   5,802,186
    Chubb PLC.......................... United Kingdom 1,581,900   3,797,660
    Kidde PLC.......................... United Kingdom 1,581,900   2,073,643
                                                                 -----------
                                                                  11,673,489
                                                                 -----------
    Communications Equipment .1%
    Alcatel SA.........................     France       101,525     705,870
                                                                 -----------
    Computers & Peripherals 1.5%
    Hewlett-Packard Co................. United States    393,650   6,014,967
    NEC Corp...........................     Japan        319,000   2,219,640
                                                                 -----------
                                                                   8,234,607
                                                                 -----------
    Construction & Engineering 1.0%
    Kurita Water Industries Ltd........     Japan        432,000   5,316,202
                                                                 -----------
    Construction Materials .1%
    Hanson PLC......................... United Kingdom    96,900     691,974
                                                                 -----------
    Diversified Financials 3.8%
    ING Groep NV.......................  Netherlands     312,632   8,027,605
    Nomura Holdings Inc................     Japan        244,600   3,591,657

                                                                          TGA-7

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GLOBAL ASSET ALLOCATION FUND

Statement of Investments, June 30, 2002 (unaudited) (cont.)

                                                 COUNTRY      SHARES      VALUE
----------------------------------------------------------------------------------
Common Stocks (cont.)
Diversified Financials (cont.)
Swire Pacific Ltd., A........................   Hong Kong    1,557,000 $ 7,964,705
Swire Pacific Ltd., B........................   Hong Kong      945,000     696,639
                                                                       -----------
                                                                        20,280,606
                                                                       -----------
Diversified Telecommunication Services 8.5%
AT&T Corp.................................... United States    193,620   2,071,734
Cable & Wireless PLC......................... United Kingdom   975,500   2,486,851
KT Corp., ADR................................  South Korea     331,260   7,171,779
Nippon Telegraph & Telephone Corp............     Japan          1,152   4,738,328
Nippon Telegraph & Telephone Corp., ADR......     Japan          5,680     116,951
PT Indosat (Persero) TBK, ADR................   Indonesia      370,800   4,631,292
SBC Communications Inc....................... United States    181,510   5,536,055
Telecom Corp. of New Zealand Ltd.............  New Zealand   2,562,970   6,137,046
Telefonica SA, ADR...........................     Spain        225,259   5,597,686
Telefonos de Mexico SA de CV (TELMEX), L, ADR     Mexico       212,758   6,825,277
WorldCom Inc.-MCI Group...................... United States     17,840      16,056
/a/WorldCom Inc.-WorldCom Group.............. United States    446,000      44,600
                                                                       -----------
                                                                        45,373,655
                                                                       -----------
Electric Utilities 2.2%
E.ON AG......................................    Germany       131,690   7,673,333
Endesa SA....................................     Spain        122,000   1,772,359
Endesa SA, ADR...............................     Spain         88,000   1,260,160
Iberdrola SA, Br.............................     Spain         85,000   1,238,198
                                                                       -----------
                                                                        11,944,050
                                                                       -----------
Electrical Equipment .7%
Alstom SA....................................     France       375,884   3,975,771
                                                                       -----------
Food & Drug Retailing 1.2%
J.Sainsbury PLC.............................. United Kingdom 1,166,200   6,328,189
                                                                       -----------
Food Products 3.9%
Kraft Foods Inc.............................. United States    133,290   5,458,226
Nestle SA....................................  Switzerland      29,910   6,973,808
Unilever PLC................................. United Kingdom   930,650   8,482,893
                                                                       -----------
                                                                        20,914,927
                                                                       -----------
/a/Health Care Providers & Services .5%
Wellpoint Health Networks Inc................ United States     35,030   2,725,684
                                                                       -----------
Household Durables .6%
Koninklijke Philips Electronics NV...........  Netherlands     115,767   3,232,137
                                                                       -----------
Insurance 4.4%
Ace Ltd......................................    Bermuda        25,200     796,320
AXA SA.......................................     France       316,124   5,781,995
Riunione Adriatica Di Sicurta SpA............     Italy        455,420   6,112,386
Torchmark Corp............................... United States     90,000   3,438,000
XL Capital Ltd., A...........................    Bermuda        85,510   7,242,697
                                                                       -----------
                                                                        23,371,398
                                                                       -----------
Leisure Equipment & Products 1.5%
Mattel Inc................................... United States    377,100   7,949,268
                                                                       -----------

TGA-8

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GLOBAL ASSET ALLOCATION FUND

Statement of Investments, June 30, 2002 (unaudited) (cont.)

                                                  COUNTRY      SHARES          VALUE
----------------------------------------------------------------------------------------
Common Stocks (cont.)
Machinery 1.8%
Invensys PLC.................................. United Kingdom 3,015,770     $  4,091,143
Volvo AB, B...................................     Sweden       260,000        5,389,290
                                                                            ------------
                                                                               9,480,433
                                                                            ------------
Media .9%
Wolters Kluwer NV.............................  Netherlands     262,741        4,987,242
                                                                            ------------
Metals & Mining 2.8%
AngloGold Ltd., ADR...........................  South Africa     85,380        2,226,710
Barrick Gold Corp.............................     Canada       127,490        2,416,685
Consol Energy Inc............................. United States    250,000        5,312,500
/a/Corus Group PLC............................ United Kingdom 3,943,000        5,048,502
                                                                            ------------
                                                                              15,004,397
                                                                            ------------
Multiline Retail 1.2%
Marks & Spencer Group PLC..................... United Kingdom 1,083,960        6,158,676
                                                                            ------------
Oil & Gas 3.8%
Eni SpA.......................................     Italy        374,725        5,958,237
Husky Energy Inc..............................     Canada       549,350        6,017,602
Repsol YPF SA.................................     Spain         24,000          283,005
Shell Transport & Trading Co. PLC............. United Kingdom 1,070,600        8,077,722
                                                                            ------------
                                                                              20,336,566
                                                                            ------------
Paper & Forest Products 1.1%
Stora Enso OYJ, R.............................    Finland       416,260        5,833,461
                                                                            ------------
Pharmaceuticals 3.9%
Aventis SA....................................     France        80,930        5,734,700
Bristol-Myers Squibb Co....................... United States    217,420        5,587,694
/a/Elan Corp. PLC, ADR........................ Irish Republic   115,240          630,363
Ono Pharmaceutical Co. Ltd....................     Japan        247,000        8,819,957
                                                                            ------------
                                                                              20,772,714
                                                                            ------------
Real Estate 1.0%
Cheung Kong Holdings Ltd......................   Hong Kong      652,500        5,437,535
                                                                            ------------
Road & Rail 1.2%
Nippon Express Co. Ltd........................     Japan      1,175,000        6,224,971
                                                                            ------------
Semiconductor Equipment & Products .7%
Samsung Electronics Co. Ltd...................  South Korea      13,890        3,798,678
                                                                            ------------
/a/Software 1.5%
 Synopsys Inc................................. United States    148,800        8,155,728
                                                                            ------------
Total Common Stocks (Cost $377,879,984).......                               344,238,935
                                                                            ------------
Preferred Stocks .9%
Petroleo Brasileiro SA, pfd.(Cost $ 6,398,094)     Brazil       274,580        4,784,201
                                                                            ------------

                                                                PRINCIPAL
                                                                AMOUNT/D/
                                                              -------------
Bonds 28.8%
Buoni Poliennali Del Tesoro
  7.75%, 11/01/06.............................     Italy      3,974,190 EUR    4,420,215
  5.50%, 11/01/10.............................     Italy      2,300,000 EUR    2,346,640

                                                                          TGA-9

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GLOBAL ASSET ALLOCATION FUND

Statement of Investments, June 30, 2002 (unaudited) (cont.)

                                                                    PRINCIPAL
                                                      COUNTRY       AMOUNT/d/       VALUE
---------------------------------------------------------------------------------------------
Bonds (cont.)
Federal Republic of Germany
  3.75%, 8/26/03..................................    Germany      1,614,000 EUR $  1,594,617
  3.25%, 2/17/04..................................    Germany      4,937,000 EUR    4,827,003
  5.00%, 8/19/05..................................    Germany      3,268,000 EUR    3,296,240
  6.00%, 7/04/07..................................    Germany      5,242,000 EUR    5,513,998
  5.00%, 7/04/11..................................    Germany      8,855,000 EUR    8,798,069
Federation of Russia, FRN, 3/31/30................     Russia     10,400,000        7,247,500
FNMA, 6.00%, 5/15/11.............................. United States   2,398,000        2,517,490
Government of Canada
  6.00%, 6/01/08..................................     Canada      2,212,000 CAD    1,522,323
  6.00%, 6/01/11..................................     Canada      5,839,000 CAD    3,992,952
Government of France
  6.75%, 10/25/03.................................     France      2,126,000 EUR    2,178,856
  3.50%, 7/12/04..................................     France      5,460,000 EUR    5,330,672
  4.00%, 10/25/09.................................     France      6,420,000 EUR    6,030,841
Government of Hong Kong, 5.92%, 12/05/11..........   Hong Kong     1,300,000 HKD      175,568
Government of Netherlands, 5.75%, 2/15/07.........  Netherlands    3,958,000 EUR    4,096,922
Government of New Zealand, 7.00%, 7/15/09.........  New Zealand    6,885,000 NZD    3,417,286
Government of Spain
  10.15%, 1/31/06.................................     Spain       2,450,000 EUR    2,867,479
  5.00%, 7/30/12..................................     Spain       2,920,000 EUR    2,838,504
Kingdom of Belgium, 7.50%, 7/29/08................    Belgium      4,193,000 EUR    4,718,657
Kingdom of Denmark
  5.00%, 8/15/05..................................    Denmark     11,696,000 DKK    1,571,486
  6.00%, 11/15/11.................................    Denmark      2,460,000 DKK      345,883
Kingdom of Sweden, 6.0%, 2/09/05..................     Sweden     35,430,000 SEK    3,945,491
New South Wales Treasury Corp., 6.50%, 5/01/06....   Australia     9,688,000 AUD    5,547,669
/b/Protexa Construcciones SA de CV,12.125% 7/24/02     Mexico         62,039           15,510
Republic of Brazil
  DCB, L, FRN, 4/15/12............................     Brazil      3,250,000        1,734,688
  12.25%, 3/06/30.................................     Brazil        930,000          569,625
  11.00%, 8/17/40.................................     Brazil      2,595,000        1,485,638
Republic of Bulgaria, 8.25%, 1/15/15..............    Bulgaria     2,748,000        2,729,451
Republic of Panama, 8.875%, 9/30/27...............     Panama        960,000          873,600
Republic of Peru, FRN, 3/07/17....................      Peru       1,089,000          786,803
Republic of Philippines, 10.625%, 3/16/25.........  Philippines    1,070,000        1,108,520
Republic of the Phillipines, 9.875%, 1/15/19......  Philippines    1,400,000        1,394,400
Republic of Venezuela, 144A, 9.125%, 6/18/07......   Venezuela     1,640,000        1,267,438
Republic of Venezuela, Reg S, 9.125%, 6/18/07.....   Venezuela       600,000          463,697
U.S. Treasury Bond, 4.875%, 2/15/12............... United States  18,550,000       18,625,369
U.S. Treasury Note, 5.00%, 8/15/11................ United States  22,454,000       22,772,892
United Kingdom, 7.50%, 12/07/06................... United Kingdom  2,717,000 GBP    4,545,382
United Mexican States
  9.875%, 2/01/10.................................     Mexico        724,000          814,500
  11.375%, 9/15/16................................     Mexico      1,330,000        1,652,525
  11.50%, 5/15/26.................................     Mexico      2,895,000        3,677,374
                                                                                 ------------
Total Bonds (Cost $150,070,576)...................                                153,659,773
                                                                                 ------------
Total Long Term Investments (Cost $534,348,654)...                                502,682,909
                                                                                 ------------

TGA-10

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GLOBAL ASSET ALLOCATION FUND

Statement of Investments, June 30, 2002 (unaudited) (cont.)

                                                                                 PRINCIPAL
                                                                    COUNTRY      AMOUNT/d/       VALUE
----------------------------------------------------------------------------------------------------------
Short Term Investments 5.3%
New Zealand Treasury Bill 10/09/02..............................  New Zealand   4,500,000 NZD $  2,148,728

                                                                                  SHARES
                                                                               ----------
/c/Franklin Institutional Fiduciary Trust Money Market Portfolio United States 25,964,256       25,964,256
                                                                                              ------------
Total Short Term Investments (Cost $28,134,010).................                                28,112,984
                                                                                              ------------
Total Investments (Cost $562,482,664) 99.3%.....................                               530,795,893
Other Assets less Liabilities .7%...............................                                 3,519,502
                                                                                              ------------
Total Net Assets 100.0%.........................................                              $534,315,395
                                                                                              ------------

Currency Abbreviations:
AUD -  Australian Dollar
CAD -  Canadian Dollar
DKK -  Danish Krone
EUR -  European Unit
GBP -  British Pound
NZD -  New Zealand Dollar
SEK -  Swedish Krone




/a/Non-income producing
/b/The fund discontinues accruing income on defaulted bonds and provides an estimate for losses on interest receivable.
/c/The Franklin Institutional Fiduciary Trust Money Market Portfolio is managed by Franklin Advisers Inc.
/d/The principal amount is stated in U.S. dollars unless otherwise indicated.

                                                                         TGA-11
                      See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GLOBAL ASSET ALLOCATION FUND

Financial Statements

Statement of Assets and Liabilities
June 30, 2002 (unaudited)

         Assets:
           Investments in securities:
             Cost....................................... $562,482,664
                                                         ------------
             Value......................................  530,795,893
             Cash.......................................      573,494
           Receivables:
             Capital shares sold........................      110,596
             Dividends and interest.....................    5,046,588
                                                         ------------
              Total assets..............................  536,526,571
                                                         ------------
         Liabilities:
           Payables:
             Investment securities purchased............      833,449
             Capital shares redeemed....................      865,531
             Affiliates.................................      339,887
             Reports to shareholders....................       89,534
           Other liabilities............................       82,775
                                                         ------------
              Total liabilities.........................    2,211,176
                                                         ------------
                Net assets, at value.................... $534,315,395
                                                         ------------
         Net assets consist of:
           Undistributed net investment income.......... $  6,413,410
           Net unrealized depreciation..................  (31,462,649)
           Accumulated net realized gain................    6,294,007
           Capital shares...............................  553,070,627
                                                         ------------
                Net assets, at value.................... $534,315,395
                                                         ------------
         Class 1:
           Net asset, at value.......................... $489,698,036
                                                         ------------
           Shares outstanding...........................   31,153,687
                                                         ------------
           Net asset value and offering price per share. $      15.72
                                                         ------------
         Class 2:
           Net asset, at value.......................... $ 44,617,359
                                                         ------------
           Shares outstanding...........................    2,854,522
                                                         ------------
           Net asset value and offering price per share. $      15.63
                                                         ------------


TGA-12
                      See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GLOBAL ASSET ALLOCATION FUND

Financial Statements (continued)

Statement of Operations
for the six months ended June 30, 2002 (unaudited)

Investment income:
  (net of foreign taxes and fees of $665,648)
  Dividends................................................................... $ 6,880,583
  Interest....................................................................   2,991,690
                                                                               -----------
    Total investment income...................................................   9,872,273
                                                                               -----------
Expenses:
  Management fees (Note 3 )...................................................   1,589,246
  Administrative fees (Note 3 )...............................................     376,604
  Distribution fees - Class 2 (Note 3 ).......................................      51,917
  Reports to shareholders.....................................................      75,391
  Other.......................................................................      92,826
                                                                               -----------
    Total expenses............................................................   2,185,984
                                                                               -----------
     Net investment income....................................................   7,686,289
                                                                               -----------
Realized and unrealized gains and (losses):
  Net realized gain from:
    Investments...............................................................  14,578,516
    Foreign currency transactions.............................................      17,431
                                                                               -----------
     Net realized gains.......................................................  14,595,947
  Net unrealized appreciation (depreciation) on:
    Investments...............................................................  (5,200,525)
    Translation of assets and liabilities denominated in foreign currencies...     248,310
                                                                               -----------
     Net unrealized depreciation..............................................  (4,952,215)
                                                                               -----------
Net realized and unrealized gain..............................................   9,643,732
                                                                               -----------
Net increase in net assets resulting from operations.......................... $17,330,021
                                                                               -----------




                                                                         TGA-13
                      See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GLOBAL ASSET ALLOCATION FUND

Financial Statements (continued)

Statements of Changes in Net Assets
for the six months ended June 30, 2002 (unaudited) and the year ended December 31, 2001

                                                                                             Six Months         Year
                                                                                                Ended           Ended
                                                                                            June 30, 2002 December 31, 2001
                                                                                            ------------- -----------------
Increase (decrease) in net assets:
  Operations:
    Net investment income.................................................................. $  7,686,289    $  13,298,302
    Net realized gain (loss) from investments and foreign currency transactions............   14,595,947      (10,154,128)
    Net unrealized depreciation on investments and translation of assets and liabilities
     denominated in foreign currencies.....................................................   (4,952,215)     (66,464,381)
                                                                                            ------------------------------
     Net increase (decrease) in net assets resulting from operations.......................   17,330,021      (63,320,207)
  Distributions to shareholders from:
    Net investment income:
     Class 1...............................................................................   (9,120,690)      (7,936,813)
     Class 2...............................................................................     (750,622)        (475,131)
    Net realized gains:
     Class 1...............................................................................           --      (51,727,081)
     Class 2...............................................................................           --       (3,403,336)
                                                                                            ------------------------------
  Total distributions to shareholders......................................................  (9,871,312)      (63,542,361)
  Capital share transactions: (Note 2)
     Class 1...............................................................................  (18,320,663)      (7,898,282)
     Class 2...............................................................................    5,129,743       14,218,515
                                                                                            ------------------------------
  Total capital share transactions.........................................................  (13,190,920)       6,320,233
     Net decrease in net assets............................................................   (5,732,211)    (120,542,335)
Net assets:
  Beginning of period......................................................................  540,047,606      660,589,941
                                                                                            ------------------------------
  End of period............................................................................ $534,315,395    $ 540,047,606
                                                                                            ------------------------------
Undistributed net investment income included in net assets:
  End of period............................................................................ $  6,413,410    $   8,598,433
                                                                                            ------------------------------


TGA-14
                      See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GLOBAL ASSET ALLOCATION FUND

Notes to Financial Statements (unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company consisting of twenty-four series (the Funds). Templeton Global Asset Allocation Fund (the Fund) included in this report is diversified. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. The Fund's investment objective is high total return.

Effective May 1, 2002, the name of the Templeton Asset Strategy Fund changed to Templeton Global Asset Allocation Fund. The fund's investment objectives and other policies did not change as a result of the name change.

The following summarizes the Fund's significant accounting policies.

a. Security Valuation

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Restricted securities and securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Foreign Currency Contracts

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate on a specified date. Realized and unrealized gains and losses are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts.

d. Income Taxes

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

                                                                         TGA-15

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GLOBAL ASSET ALLOCATION FUND

Notes to Financial Statements (unaudited) (continued)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (cont.)

e. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Bond discount and premium are amortized on a yield to maturity basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

f. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. SHARES OF BENEFICIAL INTEREST

The Fund offers two classes of shares: Class 1 and Class 2. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

At June 30, 2002, there were an unlimited number of shares authorized ($.01 par value). Transactions in the Fund's shares were as follows:

                                                   Six Months Ended             Year Ended
                                                     June 30, 2002           December 31, 2001
                                               --------------------------------------------------
Class 1 Shares:                                  Shares       Amount       Shares       Amount
                                               --------------------------------------------------
Shares sold...................................    227,712  $  3,642,056     482,742  $  8,364,185
Shares issued in reinvestment of distributions    578,357     9,120,690   3,678,415    59,663,894
Shares redeemed............................... (1,964,093)  (31,083,409) (4,534,037)  (75,926,361)
                                               --------------------------------------------------
Net decrease.................................. (1,158,024) $(18,320,663)   (372,880) $ (7,898,282)
                                               --------------------------------------------------
Class 2 Shares:
Shares sold...................................    511,220  $  8,060,916   1,417,616  $ 23,183,700
Shares issued in reinvestment of distributions     47,871       750,622     240,301     3,878,467
Shares redeemed...............................   (233,697)   (3,681,795)   (819,294)  (12,843,652)
                                               --------------------------------------------------
Net increase..................................    325,394  $  5,129,743     838,623  $ 14,218,515
                                               --------------------------------------------------

TGA-16

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GLOBAL ASSET ALLOCATION FUND

Notes to Financial Statements (unaudited) (continued)


3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Trust are also officers and/or directors of the following entities:

Entity                                                        Affiliation
------------------------------------------------------------------------------------
Franklin Templeton Services, LLC (FT Services)                Administrative manager
Templeton Investment Counsel, LLC (TIC)                       Investment manager
Franklin/Templeton Distributors, Inc. (Distributors)          Principal underwriter
Franklin/Templeton Investor Services, LLC (Investor Services) Transfer agent

The Fund may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (the Sweep Money Fund) which is managed by Advisers.

The Fund pays an investment management fee to TIC based on the average net assets of the Fund as follows:

    Annualized Fee Rate Daily Net Assets
    -----------------------------------------------------------------------
            .65%        First $200 million
           .585%        Over $200 million, up to and including $1.3 billion
            .52%        Over $1.3 billion

Management fees were reduced on assets invested in the Sweep Money Fund.

The Fund pays an administrative fee to FT Services based on the average net assets of the Fund as follows:

    Annualized Fee Rate Daily Net Assets
    -----------------------------------------------------------------------
            .15%        First $200 million
           .135%        Over $200 million, up to and including $700 million
            .10%        Over $700 million, up to and including $1.2 billion

Fees are further reduced on net assets over $1.2 billion.

The Fund reimburses Distributors up to .25% per year of its average daily net assets of Class 2 shares for costs incurred in marketing the Fund's shares.

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

4. INCOME TAXES

At December 31, 2001, the Fund had tax basis capital losses of $5,082,133, which may be carried over to offset future capital gains, subject to certain limitations. Such losses expire in the year ending December 31, 2009.

At December 31, 2001, the Fund had deferred capital losses of $3,791,870 occurring subsequent to October 31, 2001. For tax purposes, such losses will be reflected in the year ending December 31, 2002.

Net investment income (loss) differs for financial statements and tax purposes primarily due to differing treatment of defaulted securities, foreign currency transactions, and bond discounts and premiums.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatment of wash sales, foreign currency transactions, and bond discounts and premiums.

                                                                         TGA-17

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GLOBAL ASSET ALLOCATION FUND

Notes to Financial Statements (unaudited) (continued)


4. INCOME TAXES (cont.)

At June 30, 2002, the net unrealized depreciation based on the cost of investments for income tax purposes of $563,462,784 was as follows:

                   Unrealized appreciation.... $ 65,562,180
                   Unrealized depreciation....  (98,229,071)
                                               ------------
                   Net unrealized depreciation $(32,666,891)
                                               ------------

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the period ended June 30, 2002 aggregated $72,729,214 and $110,044,768 respectively.

TGA-18

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GLOBAL ASSET ALLOCATION FUND

Tax Designation

At December 31, 2001, more than 50% of the Templeton Global Asset Allocation Fund total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from dividends paid to the Fund on these investments. The Fund intends to make an election under Section 853 of the Internal Revenue Code. This election will allow shareholders to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them.

The Following tables provide a breakdown by country of foreign source income and foreign taxes paid, as designated by the Fund, to Class 1 and Class 2 shareholders of record on June 17, 2002.

                                Class 1                 Class 2
                        ----------------------- -----------------------
                         Foreign     Foreign     Foreign     Foreign
                        Tax Paid  Source Income Tax Paid  Source Income
         Country        Per Share   Per Share   Per Share   Per Share
         --------------------------------------------------------------
         Argentina.....   0.0000      0.0002      0.0000      0.0002
         Australia.....   0.0000      0.0028      0.0000      0.0026
         Belgium.......   0.0000      0.0004      0.0000      0.0004
         Bermuda.......   0.0000      0.0063      0.0000      0.0058
         Brazil........   0.0042      0.0268      0.0042      0.0250
         Bulgaria......   0.0000      0.0010      0.0000      0.0010
         Canada........   0.0016      0.0083      0.0016      0.0078
         Denmark.......   0.0000      0.0004      0.0000      0.0004
         Finland.......   0.0020      0.0101      0.0020      0.0094
         France........   0.0021      0.0148      0.0021      0.0137
         Germany.......   0.0019      0.0199      0.0019      0.0185
         Hong Kong.....   0.0000      0.0212      0.0000      0.0197
         Indonesia.....   0.0011      0.0056      0.0011      0.0052
         Israel........   0.0002      0.0007      0.0002      0.0007
         Italy.........   0.0028      0.0096      0.0028      0.0089
         Japan.........   0.0020      0.0101      0.0020      0.0094
         Mexico........   0.0007      0.0083      0.0007      0.0077
         Netherlands...   0.0040      0.0210      0.0040      0.0195
         New Zealand...   0.0011      0.0060      0.0011      0.0056
         Norway........   0.0024      0.0123      0.0024      0.0114
         Panama........   0.0000      0.0003      0.0000      0.0003
         Peru..........   0.0000      0.0010      0.0000      0.0010
         South Africa..   0.0000      0.0045      0.0000      0.0042
         South Korea...   0.0010      0.0044      0.0010      0.0041
         Spain.........   0.0008      0.0046      0.0008      0.0043
         Sweden........   0.0032      0.0184      0.0032      0.0171
         Switzerland...   0.0009      0.0047      0.0009      0.0044
         Turkey........   0.0000      0.0005      0.0000      0.0005
         United Kingdom   0.0080      0.0605      0.0080      0.0562
         Venezuela.....   0.0000      0.0006      0.0000      0.0005
                        -----------------------------------------------
         TOTAL.........  $0.0400     $0.2853     $0.0400     $0.2655
                        -----------------------------------------------

Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

                                                                         TGA-19

                                        TEMPLETON GLOBAL INCOME SECURITIES FUND

--------------------------------------------------------------------------------
Fund Goal and Primary Investments: Templeton Global Income Securities Fund seeks high current income, consistent with preservation of capital. Capital appreciation is a secondary consideration. The Fund invests primarily in debt securities of governments and their political subdivisions and agencies, supranational organizations and companies located anywhere in the world, including emerging markets. The Fund may also invest in lower-rated "junk bonds."

--------------------------------------------------------------------------------

During the six months ended June 30, 2002, the U.S. economy began to strengthen in what appeared to be the beginning of a global economic recovery. First quarter 2002 experienced relatively strong economic growth related to positive supply-side developments, primarily illustrated through falling inventory levels. The second quarter was characterized by manufacturing sector strength with increased production and confidence levels despite relatively low capacity utilization. Throughout the six-month period, inflation remained benign. Recent data in the eurozone (the 12-country European Monetary Union) indicated accelerated industrial sector activity, although low levels of domestic demand constrained overall growth.

The U.S. Federal Reserve Board (the Fed) held the federal funds target rate steady at 1.75% since December 2001, reflecting a moderate pace of economic recovery compared with previous cycles. The U.S. Treasury yield curve continued to shift down during the period and steepened slightly as short- and intermediate-term interest rates fell and long-term rates remained relatively unchanged. Despite inflationary pressures that continued to build in European economies, the European Central Bank and the Bank of England held rates unchanged at 3.25% and 4.00%, respectively, due to a lack of economic acceleration comparable to that in the U.S. during the same period. The eurozone and British gilt yield curves experienced a twist that steepened on the short end and flattened in the intermediate. Elsewhere, the Bank of Japan held the official discount rate at 0.1% over the six-month period. Deflationary pressures continued to weigh on long-term interest rates, and the Japanese government bond yield curve experienced a slight twist over the period as short-term rates remained relatively unchanged and long-term rates declined.

Largely as a result of stable growth, benign inflation and downward-shifting yield curves, global bond markets generally posted positive returns in local currency terms during the period under review. The J.P.

[GRAPHIC]
Geographic Distribution
Templeton Global Income Securities Fund
Based on Total Net Assets
6/30/02

[PIE CHART APPEARS HERE WITH FOLLOWING INFORMATION]

Europe                     58.1%
North America              22.2%
Latin America               7.1%
Australia/New Zealand       5.2%
Asia                        2.0%
Short-Term Investments &
Other Net Assets            5.4%

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments.

                                                                          TGI-1

Morgan Global Government Bond Index, a benchmark index for global government bonds, rose 2.49% in local currency terms for the six months ended June 30, 2002./1/ However, the index returned 9.65% in U.S. dollar terms as most major currencies appreciated relative to the U.S. dollar during the period. The J.P. Morgan U.S. Government Bond Total Return Index, a benchmark index for U.S. Treasuries, posted a 3.71% return for the same period./2/

Emerging market bonds also delivered positive returns during the six-month period as yield spreads over Treasuries narrowed while the Fed lowered interest rates. Consequently, the J.P. Morgan Emerging Markets Bond Index rose 3.18% in U.S. dollar terms./3/ Historically, emerging market bonds perform well when the Fed reduces U.S. interest rates because emerging market bond yields become relatively more attractive and investor demand increases for these bonds.

During the period under review, Templeton Global Income Securities Fund continued its strategy seeking to maximize return by allocating approximately 85% of its total net assets to global investment-grade government bonds, and approximately 15% of its assets to what we believed to be the highest quality and most liquid, below investment-grade sovereign bonds available in emerging markets. We believed this combination of bonds offered the opportunity for higher returns at the cost of only modestly higher volatility, which should optimize the Fund's long-term performance.

The Fund's overall allocation as a percentage of total net assets changed slightly during the period. On June 30, 2002, the Fund had 22.2% in North America, down slightly from 22.3% at the beginning of the period. The overall European allocation increased, to 58.1% at the end of the period, up from 56.8% on December 31, 2001. There were a few allocation changes within Europe during the period. Exposure to the U.K. declined from 4.5% to 2.7%, and Denmark increased from 1.7% to 1.9%. In the eurozone, France increased from 7.0% to 7.9%. Within the dollar-bloc countries of Australia, New Zealand and Canada, allocation increased from 5.0% to 7.9% during the period, reflecting our positioning in anticipation of a weaker U.S. dollar. In general, this region had positive growth rate, productivity rate, and interest rate

1. Source: J.P. Morgan.
2. Source: Standard & Poor's Micropal.
3. Source: J.P. Morgan, Emerging Markets Bond Index.

Please see Index Descriptions following the Fund Summaries.



TGI-2
differentials as compared with the U.S., which we believe support positive future capital flow dynamics. Elsewhere, we continued to have no exposure to Argentina because of extensive political uncertainty. We slightly decreased the Fund's weighting in Mexico during the period and maintained our allocation to Venezuela and initiated a position in the Philippines given its relatively stronger debt repayment capacity. We took profits in Turkey given a deteriorating political environment.

Looking forward, we anticipate that slower global economic growth and moderate inflation worldwide may delay near-term tightening of monetary policy by major central banks. We consider this a favorable environment for short- to intermediate-term government bonds, which makes the portfolio management team positive for the Fund's outlook going forward. We believe that the Fund's emerging market positions, in particular, should continue to offer attractive income returns for the portfolio.





 This discussion reflects our views, opinions and portfolio holdings as of June 30, 2002, the end of the reporting period. These opinions may not be relied upon as investment advice or an offer for a particular security. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.




                                                                          TGI-3

PERFORMANCE SUMMARY AS OF 6/30/02

Templeton Global Income Securities Fund - Class 2 delivered a +8.76% cumulative total return for the six-month period ended 6/30/02. Total return of Class 2 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

 Templeton Global Income Securities Fund - Class 2*
 Periods ended 6/30/02

                                                               Since
                                                             Inception
                                     1-Year  5-Year  10-Year (1/24/89)
         -------------------------------------------------------------
         Cumulative Total Return     +16.47% +18.92% +61.10% +123.42%
         Average Annual Total Return +16.47%  +3.53%  +4.88%   +6.17%

*Because Class 2 shares were not offered until 1/6/99, standardized Class 2 Fund performance for prior periods represents the historical results of Class 1 shares. For periods beginning on 1/6/99, Class 2's results reflect an additional 12b-1 fee expense, which also affects future performance. Since 1/6/99 (commencement of sales), the cumulative and average annual total returns of Class 2 shares were +8.24% and +2.30%.

Ongoing bond market volatility can dramatically change the Fund's short-term performance; current results may differ.
Templeton Global Income Securities Fund - Class 2

 Performance reflects the Fund's Class 2 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits.
 See the contract prospectus for a complete description of these expenses, including sales charges.

 Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.


TGI-4
              Past performance does not guarantee future results.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GLOBAL INCOME SECURITIES FUND

Financial Highlights


                                                                             Class 1
                                                -----------------------------------------------------------------
                                                Six Months Ended             Year Ended December 31,
                                                 June 30, 2002   ------------------------------------------------
                                                  (unaudited)        2001      2000     1999      1998     1997
                                                ---------------- ---------    ------- -------   -------- --------
Per share operating performance
(For a share outstanding throughout the period)
Net asset value, beginning of period...........     $ 11.39         $11.53     $11.07 $ 12.87     $12.97   $13.61
                                                -----------------------------------------------------------------
Income from investment operations:
  Net investment income/a/.....................         .28         .59/d/        .68     .68       1.07     1.05
  Net realized and unrealized gains (losses)...         .73       (.32)/d/      (.20)   (1.42)     (.19)    (.73)
                                                -----------------------------------------------------------------
Total from investment operations...............        1.01            .27        .48    (.74)       .88      .32
                                                -----------------------------------------------------------------
Less distributions from net investment income..        (.14)         (.41)      (.02)   (1.06)     (.98)    (.96)
                                                -----------------------------------------------------------------
Net asset value, end of period.................     $ 12.26         $11.39     $11.53 $ 11.07     $12.87   $12.97
                                                -----------------------------------------------------------------

Total return/b/................................       8.92%          2.55%      4.32%   (5.79)%    7.08%    2.55%

Ratios/supplemental data
Net assets, end of period (000's)..............     $62,468      $  63,781    $81,171 $90,537   $150,941 $185,016
Ratios to average net assets:
  Expenses.....................................        .67%/c/        .71%       .72%    .65%       .63%     .62%
  Net investment income........................       4.92%/c/       5.22%/d/   6.22%   5.65%      6.86%    7.03%
Portfolio turnover rate........................       4.74%        122.45%     40.43%  80.76%     84.17%  181.61%




/a/Based on average shares outstanding effective year ended December 31,1999. /b/Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
/c/Annualized
/d/The November, 2000 revised AICPA Audit and Accountancy Guide of Investment
   Companies was implemented January 1, 2001 resulting in a decrease to net investment income and a corresponding decrease to the realized and unrealized losses in the amount of .059 and a decrease of .53% in the ratio of net investment income to average net assets for the year ended December 31, 2001.

                                                                          TGI-5

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GLOBAL INCOME SECURITIES FUND

Financial Highlights (continued)

                                                                   Class 2
                                                -------------------------------------------
                                                Six Months Ended    Year Ended December 31,
                                                 June 30, 2002   --------------------------
                                                  (unaudited)       2001      2000    1999/e/
                                                -------------------------------------------
Per share operating performance
(For a share outstanding throughout the period)
Net asset value, beginning of period...........      $11.33       $11.48     $11.04  $12.93
                                                -------------------------------------------
Income from investment operations:
  Net investment income/a/.....................         .27       .55/d/        .65     .60
  Net realized and unrealized gains (losses)...         .72         (.31)/d/   (.19)  (1.44)
                                                -------------------------------------------
Total from investment operations...............         .99          .24        .46    (.84)
                                                -------------------------------------------
Less distributions from net investment income..        (.12)        (.39)      (.02)  (1.05)
                                                -------------------------------------------
Net asset value, end of period.................      $12.20       $11.33     $11.48  $11.04
                                                -------------------------------------------

Total return/b/................................       8.76%        2.24%      4.14%   (6.53)%

Ratios/supplemental data
Net assets, end of period (000's)..............      $1,634       $1,286     $1,237   $ 443
Ratios to average net assets:
  Expenses.....................................        .92%/c/      .96%       .97%    .91%/c/
  Net investment income........................       4.68%/c/     4.95%/d/   5.94%   5.36%/c/
Portfolio turnover rate........................       4.74%      122.45%     40.43%  80.76%




/a/Based on average shares outstanding effective year ended December 31,1999. /b/Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
/c/Annualized
/d/The November, 2000 revised AICPA Audit and Accountancy Guide of Investment
   Companies was implemented January 1, 2001 resulting in a decrease to net investment income and a corresponding decrease to the realized and unrealized losses in the amount of .059 and a decrease of .53% in the ratio of net investment income to average net assets for the year ended December 31, 2001.
/e/For the period January 6, 1999 (effective date) to December 31, 1999.

TGI-6
                      See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GLOBAL INCOME SECURITIES FUND

Statement of Investments, June 30, 2002 (unaudited)


                                                    PRINCIPAL
                                                    AMOUNT/b/       VALUE
   -------------------------------------------------------------------------
   Long Term Investments 94.6%
   Australia 2.1%
   New South Wales Treasury Corp., 6.50%, 5/01/06 $2,337,000 AUD $ 1,338,243
                                                                 -----------
   Belgium 3.0%
   Kingdom of Belgium, 7.50%, 7/29/08............  1,731,000 EUR   1,948,008
                                                                 -----------
   Brazil 1.1%
   Republic of Brazil, 11.00%, 8/17/40...........  1,180,000         675,550
                                                                 -----------
   Bulgaria 1.9%
   Republic of Bulgaria, FRN, 7/28/11............  1,403,360       1,248,990
                                                                 -----------
   Canada 2.7%
   Government of Canada, 6.00%, 6/01/11..........  2,497,000 CAD   1,707,553
                                                                 -----------
   Denmark 1.9%
   Kingdom of Denmark, 5.00%, 8/15/05............  9,295,000 DKK   1,248,885
                                                                 -----------
   France 7.9%
   Government of France,
     6.75%, 10/25/03.............................  1,306,000 EUR   1,338,469
     4.00%, 10/25/09.............................  3,945,000 EUR   3,705,867
                                                                 -----------
                                                                   5,044,336
                                                                 -----------
   Germany 22.2%
   Federal Republic of Germany,
     3.75%, 8/26/03..............................    549,000 EUR     542,407
     3.25%, 2/17/04..............................  4,257,000 EUR   4,162,153
     5.00%, 7/04/11..............................  6,842,000 EUR   6,798,011
     Series 136, 5.00%, 8/19/05..................  2,698,000 EUR   2,721,315
                                                                 -----------
                                                                  14,223,886
                                                                 -----------
   Hong Kong .1%
   Government of Hong Kong, 5.92%, 12/05/11......    700,000 HKD      94,537
                                                                 -----------
   Italy 6.8%
   Buoni Poliennali Del Tesoro,
     7.75%, 11/01/06.............................  3,311,293 EUR   3,682,921
     5.50%, 11/01/10.............................    634,000 EUR     646,856
                                                                 -----------
                                                                   4,329,777
                                                                 -----------
   Mexico 3.3%
   United Mexican States,
     9.875%, 2/01/10.............................  1,300,000       1,462,500
     11.375%, 9/15/16............................    524,000         651,070
                                                                 -----------
                                                                   2,113,570
                                                                 -----------
   Netherlands 5.3%
   Government of Netherlands, 5.75%, 2/15/07.....  3,308,000 EUR   3,424,108
                                                                 -----------
   New Zealand 3.1%
   Government of New Zealand,
     7.00%, 7/15/09..............................  2,740,000 NZD   1,359,966
     6.00%, 11/15/11.............................  1,300,000 NZD     602,840
                                                                 -----------
                                                                   1,962,806
                                                                 -----------

                                                                          TGI-7

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GLOBAL INCOME SECURITIES FUND

Statement of Investments, June 30, 2002 (unaudited) (cont.)

                                                                                                                PRINCIPAL
                                                                                                                AMOUNT/b/
-----------------------------------------------------------------------------------------------------------------------------
Long Term Investments (cont.)
Philippines 1.9%
Republic of Philippines, 10.625%, 3/16/25................................................................... $ 1,150,000

Russia 3.3%
Federation of Russia,
  11.00%, 7/24/18...........................................................................................   1,800,000
  12.75%, 6/24/28...........................................................................................     105,000
  FRN, 3/31/30..............................................................................................      34,000



Spain 2.1%
Government of Spain, 10.15%, 1/31/06........................................................................   1,168,000 EUR

Sweden 1.0%
Kingdom of Sweden, 6.00%, 2/09/05...........................................................................   5,500,000 SEK

United Kingdom 2.7%
United Kingdom,
  6.50%, 12/07/03...........................................................................................     270,000 GBP
  7.50%, 12/07/06...........................................................................................     800,000 GBP



United States 19.5%
FNMA, 6.00%, 5/15/11........................................................................................   1,882,000
U.S. Treasury Note, 5.00%, 8/15/11..........................................................................  10,403,000



Venezuela 2.7%
Republic of Venezuela, 144A, 9.125%, 6/18/07................................................................   2,240,000

Total Long Term Investments (Cost $59,223,342)..............................................................

Short Term Investments .5%
New Zealand Treasury Bill, 10/09/02 (Cost $305,680).........................................................     650,000 NZD

Total Investments before Repurchase Agreement (Cost $59,529,022)............................................


/a/Repurchase Agreement 2.5%................................................................................
Dresdner Kleinwort Wasserstein Securities, LLC, 1.85%, 7/01/02 (Maturity Value $1,585,244) (Cost $1,585,000)
 Collateralized by U.S. Treasury Notes......................................................................   1,585,000

Total Investments (Cost $61,114,022) 97.6%..................................................................
Other Assets, less Liabilities 2.4%.........................................................................

Total Net Assets 100.0%.....................................................................................


                                                                                                                VALUE
------------------------------------------------------------------------------------------------------------------------
Long Term Investments (cont.)
Philippines 1.9%
Republic of Philippines, 10.625%, 3/16/25................................................................... $ 1,191,400
                                                                                                             -----------
Russia 3.3%
Federation of Russia,
  11.00%, 7/24/18...........................................................................................   1,940,717
  12.75%, 6/24/28...........................................................................................     126,230
  FRN, 3/31/30..............................................................................................      23,694
                                                                                                             -----------
                                                                                                               2,090,641
                                                                                                             -----------
Spain 2.1%
Government of Spain, 10.15%, 1/31/06........................................................................   1,367,027
                                                                                                             -----------
Sweden 1.0%
Kingdom of Sweden, 6.00%, 2/09/05...........................................................................     612,481
                                                                                                             -----------
United Kingdom 2.7%
United Kingdom,
  6.50%, 12/07/03...........................................................................................     422,413
  7.50%, 12/07/06...........................................................................................   1,338,353
                                                                                                             -----------
                                                                                                               1,760,766
                                                                                                             -----------
United States 19.5%
FNMA, 6.00%, 5/15/11........................................................................................   1,975,778
U.S. Treasury Note, 5.00%, 8/15/11..........................................................................  10,550,744
                                                                                                             -----------
                                                                                                              12,526,522
                                                                                                             -----------
Venezuela 2.7%
Republic of Venezuela, 144A, 9.125%, 6/18/07................................................................   1,731,136
                                                                                                             -----------
Total Long Term Investments (Cost $59,223,342)..............................................................  60,640,222
                                                                                                             -----------
Short Term Investments .5%
New Zealand Treasury Bill, 10/09/02 (Cost $305,680).........................................................     310,372
                                                                                                             -----------
Total Investments before Repurchase Agreement (Cost $59,529,022)............................................  60,950,594
                                                                                                             -----------

/a/Repurchase Agreement 2.5%................................................................................
Dresdner Kleinwort Wasserstein Securities, LLC, 1.85%, 7/01/02 (Maturity Value $1,585,244) (Cost $1,585,000)
 Collateralized by U.S. Treasury Notes......................................................................   1,585,000
                                                                                                             -----------
Total Investments (Cost $61,114,022) 97.6%..................................................................  62,535,594
Other Assets, less Liabilities 2.4%.........................................................................   1,565,847
                                                                                                             -----------
Total Net Assets 100.0%..................................................................................... $64,101,441
                                                                                                             -----------

Currency Abbreviations:
AUD- Australian Dollar
CAD- Canadian Dollar
DKK- Danish Krone
EUR- European Unit
GBP- British Pound
HKD- Hong Kong Dollar
NZD- New Zealand Dollar
SEK- Swedish Krona

/a/At June 30, 2002, all repurchase agreements had been entered into on June
   28, 2002.
/b/The principal amount is stated in U.S. dollars unless otherwise indicated.

TGI-8
                      See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GLOBAL INCOME SECURITIES FUND

Financial Statements


Statement of Assets and Liabilities
June 30, 2002 (unaudited)

         Assets:
           Investments in securities:
             Cost....................................... $ 61,114,022
                                                         ------------
             Value......................................   62,535,594
           Cash.........................................          274
           Receivables:
             Investment securities sold.................      630,489
             Capital shares sold........................          940
             Interest...................................    1,616,335
                                                         ------------
              Total assets..............................   64,783,632
                                                         ------------
         Liabilities:
           Payables:
             Investment securities purchased............      611,375
             Capital shares redeemed....................       27,771
             Affiliates.................................       33,165
           Other liabilities............................        9,880
                                                         ------------
              Total liabilities.........................      682,191
                                                         ------------
                Net assets, at value.................... $ 64,101,441
                                                         ------------
         Net assets consist of:
           Undistributed net investment income.......... $    592,768
           Net unrealized appreciation..................    1,518,245
           Accumulated net realized loss................  (12,496,081)
           Capital shares...............................   74,486,509
                                                         ------------
                Net assets, at value.................... $ 64,101,441
                                                         ------------
         Class 1:
           Net assets, at value......................... $ 62,467,739
                                                         ------------
           Shares outstanding...........................    5,095,090
                                                         ------------
           Net asset value and offering price per share. $      12.26
                                                         ------------
         Class 2:
           Net assets, at value......................... $  1,633,702
                                                         ------------
           Shares outstanding...........................      133,864
                                                         ------------
           Net asset value and offering price per share. $      12.20
                                                         ------------

                                                                          TGI-9
                      See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GLOBAL INCOME SECURITIES FUND

Financial Statements (continued)


Statement of Operations
for the period ended June 30, 2002 (unaudited)

Interest income:.............................................................. $1,745,672
                                                                               ----------
Expenses:
  Management fees (Note 3)....................................................    195,185
  Distribution fees - Class 2 (Note 3)........................................      1,797
  Transfer agent fees.........................................................      2,284
  Custodian fees..............................................................      1,231
  Professional fees...........................................................     10,599
  Trustees' fees and expenses.................................................        159
                                                                               ----------
    Total expenses............................................................    211,255
                                                                               ----------
       Net investment income..................................................  1,534,417
                                                                               ----------
Realized and unrealized gains (losses):
  Net realized loss from:
    Investments...............................................................   (109,128)
    Foreign currency transactions.............................................    (23,594)
                                                                               ----------
       Net realized loss......................................................   (132,722)
  Net unrealized appreciation on:
    Investments...............................................................  3,846,708
    Translation of assets and liabilities denominated in foreign currencies...     98,861
                                                                               ----------
       Net unrealized appreciation............................................  3,945,569
                                                                               ----------
Net realized and unrealized gain..............................................  3,812,847
                                                                               ----------
Net increase in net assets resulting from operations.......................... $5,347,264
                                                                               ----------

TGI-10
                      See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GLOBAL INCOME SECURITIES FUND

Financial Statements (continued)


Statements of Changes in Net Assets
for the six months ended June 30, 2002 (unaudited) and the year ended December 31, 2001

                                                                                             Six Months         Year
                                                                                                Ended           Ended
                                                                                            June 30, 2002 December 31, 2001
                                                                                            ------------- -----------------
Increase (decrease) in net assets:
  Operations:
    Net investment income..................................................................  $ 1,534,417    $  3,839,197
    Net realized loss from investments and foreign currency transactions...................     (132,722)     (4,508,098)
    Net unrealized appreciation on investments and translation of assets and liabilities
     denominated in foreign currencies.....................................................    3,945,569       2,398,784
                                                                                            ------------------------------
                                                                                             -----------    ------------
     Net increase in net assets resulting from operations..................................    5,347,264       1,729,883
  Distributions to shareholders from:
    Net investment income:
     Class 1...............................................................................     (721,350)     (2,604,868)
     Class 2...............................................................................      (15,678)        (36,450)
                                                                                            ------------------------------
  Total distributions to shareholders......................................................     (737,028)     (2,641,318)
  Capital share transactions: (Note 2)
     Class 1...............................................................................   (5,809,005)    (16,473,714)
     Class 2...............................................................................      233,734          43,998
                                                                                            ------------------------------
  Total capital share transactions.........................................................   (5,575,271)    (16,429,716)
     Net decrease in net assets............................................................     (965,035)    (17,341,151)
Net assets:
  Beginning of period......................................................................   65,066,476      82,407,627
                                                                                            ------------------------------
  End of period............................................................................  $64,101,441    $ 65,066,476
                                                                                            ------------------------------
Undistributed net investment income included in net assets:
  End of period............................................................................  $   592,768    $   (204,621)
                                                                                            ------------------------------

                                                                         TGI-11
                      See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GLOBAL INCOME SECURITIES FUND

Notes to Financial Statements (unaudited)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of twenty-four series (the Funds). Templeton Global Income Securities Fund (the Fund) included in this report is non-diversified. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. As of June 30, 2002, over 72% of the Fund's shares were sold through one insurance company. The Fund's investment objective is current income.

The following summarizes the Fund's significant accounting policies.

a. Security Valuation

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of interest and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Foreign Currency Contracts

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate on a specified date. Realized and unrealized gains and losses are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts.

d. Income Taxes

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.


TGI-12

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GLOBAL INCOME SECURITIES FUND

Notes to Financial Statements (unaudited) (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (cont.)

e. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Bond discount and premium are amortized on a yield to maturity basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

f. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. SHARES OF BENEFICIAL INTEREST

The Fund offers two classes of shares: Class 1 and Class 2. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class, and its exchange privilege.

At June 30, 2002, there were an unlimited number of shares authorized ($.01 par value). Transactions in the Fund's shares were as follows:

                                                    Period Ended             Year Ended
                                                   June 30, 2002          December 31, 2001
                                               -----------------------------------------------
Class 1 Shares:                                 Shares      Amount      Shares       Amount
                                               -----------------------------------------------
Shares sold...................................  149,909  $ 1,746,170     891,523  $ 10,054,626
Shares issued in reinvestment of distributions   60,012      721,350     241,863     2,604,868
Shares redeemed............................... (713,600)  (8,276,525) (2,571,685)  (29,133,208)
                                               -----------------------------------------------
Net decrease.................................. (503,679) $(5,809,005) (1,438,299) $(16,473,714)
                                               -----------------------------------------------
Class 2 Shares:
Shares sold...................................   24,298  $   279,278   1,316,779  $ 15,116,152
Shares issued in reinvestment of distributions    1,310       15,678       3,397        36,450
Shares redeemed...............................   (5,201)     (61,222) (1,314,468)  (15,108,604)
                                               -----------------------------------------------
Net increase..................................   20,407  $   233,734       5,708  $     43,998
                                               -----------------------------------------------


                                                                         TGI-13

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GLOBAL INCOME SECURITIES FUND

Notes to Financial Statements (unaudited) (continued)

3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Trust are also officers and/or directors of the following entities:

Entity                                                        Affiliation
------------------------------------------------------------------------------------
Franklin Templeton Services, LLC (FT Services)                Administrative manager
Franklin Advisers, Inc. (Advisers)                            Investment manager
Templeton Investment Counsel, LLC (TIC)                       Investment manager
Franklin/Templeton Distributors, Inc. (Distributors)          Principal underwriter
Franklin/Templeton Investor Services, LLC (Investor Services) Transfer agent

The Fund pays an investment management fee to Advisers based on the average net assets of the Fund as follows:

    Annualized Fee Rate Daily Net Assets
    -----------------------------------------------------------------------
           .625%        First $100 million
           .50%         Over $100 million, up to and including $250 million
           .45%         Over $250 million, up to and including $10 billion

Fees are further reduced on net assets over $10 billion.

Under a subadvisory agreement, TIC provides subadvisory services to the Fund, and receives fees from Advisers based on the average daily net assets of the Fund.

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the average daily net assets, and is not an additional expense of the Fund.

The Fund reimburses Distributors up to .25% per year of its average daily net assets of Class 2 shares for costs incurred in marketing the Fund's shares.

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.


TGI-14

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GLOBAL INCOME SECURITIES FUND

Notes to Financial Statements (unaudited) (continued)

4. INCOME TAXES

At December 31, 2001, the Fund had tax basis capital losses of $12,789,898, which may be carried over to offset future capital gains. Such losses expire as follows:

                Capital loss carryovers expiring in:
                  2002.............................. $ 1,294,963
                  2003..............................   1,605,323
                  2007..............................   5,870,061
                  2008..............................   2,370,518
                  2009..............................   1,649,033
                                                     -----------
                                                     $12,789,898
                                                     -----------

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions and bond discounts and premiums.

Net realized losses differ for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions, wash sales, and bond discounts and premiums.

At June 30, 2002, the net unrealized appreciation based on the cost of investments for income tax purposes of $61,728,216 was as follows:

                    Unrealized appreciation.... $ 2,944,916
                    Unrealized depreciation....  (2,137,538)
                                                -----------
                    Net unrealized appreciation $   807,378
                                                -----------

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the period ended June 30, 2002 aggregated $2,840,862 and $5,799,775, respectively.

                                                                         TGI-15

                                               TEMPLETON GROWTH SECURITIES FUND


--------------------------------------------------------------------------------
Fund Goal and Primary Investments: Templeton Growth Securities Fund seeks long-term capital growth. The Fund invests primarily in equity securities of companies located anywhere in the world, including those in the U.S. and emerging markets.

--------------------------------------------------------------------------------

During the six months ended June 30, 2002, international investors faced a challenging period, as evidenced by the 8.12% decline in U.S. dollar terms of the Morgan Stanley Capital International (MSCI) All Country (AC) World Free Index. Geographically, one of the worst-performing regions was Europe, falling 4.33%, while the emerging markets finished better, up 2.07%. Energy, electric utilities, materials and consumer staples recorded positive returns while all other sectors within the MSCI AC World Free Index recorded negative returns, with the worst performance coming from telecommunications, an area where valuations remained high./1/

In the simplest of terms, stock markets historically have not liked uncertainty. During the reporting period several phenomena hit investors full force, and their risk aversion understandably increased. A few large scale accounting misrepresentations -- mostly by U.S. companies and auditors -- and conflicts of interest by Wall Street firms made headlines, effectively eroding confidence in the world's largest financial system and corporate America in general. Poor corporate earnings visibility surprised many investors who had hurried back to the market in late 2001 expecting the U.S. Federal Reserve Board's policy of monetary easing would improve economic fundamentals more rapidly than what actually occurred. Politically, the ongoing threat of terrorism as well as escalating geopolitical tensions in the Middle East and elsewhere continued to weaken investor sentiment. Risk premiums rose in response, and companies that previously had affordable access to short-term commercial paper, a generally lower-cost alternative to bank loans, were faced with finding more expensive financing. While any of these factors alone might not be enough to cause the sell-off we experienced during the reporting period, when accompanied by the persistently high valuations assigned to many of the developed world's most well-known and broadly held stocks, significant weakness seemed inevitable.

1. Source: Standard & Poor's Micropal. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio. Please see Index Descriptions following the Fund Summaries.

[GRAPHIC]
Geographic Distribution
Templeton Growth Securities Fund
Based on Total Net Assets
6/30/02

[PIE CHART APPEARS HERE WITH FOLLOWING INFORMATION]

Europe                     37.9%
North America              30.7%
Asia                       19.7%
Latin America               4.2%
Australia/New Zealand       3.6%
Short-Term Investments &
Other Net Assets            3.9%

Within this difficult environment, Templeton Growth Securities Fund managed to outperform its benchmark, the MSCI AC World Free Index, for the six-month period ended June 30, 2002./1/ We attribute our relatively favorable performance to our careful stock selection among defensive and undervalued securities.

Until this year, the U.S. dollar had appreciated against most major currencies, with few interruptions, since 1995. Although we do not attempt to forecast currency movements, we believed the euro (the currency of the 12 countries comprising the European Monetary Union) seemed undervalued versus the dollar, making shopping abroad with U.S. dollars a compelling diversification exercise. By period-end, the dollar gave up some of its lead, falling about 10% since January. We expect continued pressure on the dollar over the short term; however, we believe sharp and sudden collapse is unlikely.

Our U.S. exposure continued to fall, from 28.8% of total net assets on December 31, 2001, to 27.5% on June 30, 2002. Although diminishing U.S. equity markets reduced our allocation during the six-month period, we also trimmed exposure to some companies after their stock prices rose, and we were unable to find enough compelling bargains to replace them. Our holdings in economically defensive sectors such as food products (H.J. Heinz), household products (Procter & Gamble), aerospace and defense (Raytheon), insurance (Allstate and Torchmark), and food and drug retailing (Alberston's) held up well, benefiting from defensive revenue streams and undemanding valuations, in our opinion. With the exception of Alberston's, we reduced our positions in these solidly performing companies.

Foreign share valuations remained more attractive to us compared with those in the U.S., and for the first time in many years, the Fund's largest regional weighting was Europe, at 37.9% of total net assets on June 30, 2002. While Europe struggled with slower growth and poorer demographics than most of Asia, the region appeared to gain traction with broader reforms. Industry consolidation across country borders is occurring with increasing frequency now that the euro is in circulation. Post elections in France, we are cautiously optimistic that tax reform similar to Germany's can take hold in France as well as other countries. Overall, careful stock selection in undervalued and defensive sectors helped Fund performance despite a generally declining European market. Of the Fund's U.K. positions, food producer Unilever, multiline retailer Marks & Spencer, industrial conglomerate Smiths Group, and aerospace and defense company BAE Systems all turned in solid



                     Top 10 Holdings
                     Templeton Growth
                     Securities Fund
                     6/30/02

                     Company
                     Sector/Industry,            % of Total
                     Country                     Net Assets
                     --------------------------------------

                     Shell Transport & Trading
                     Co. PLC                        1.9%
                     Oil & Gas, U.K.

                     Eni SpA                        1.7%
                     Oil & Gas, Italy

                     BAE Systems PLC                1.6%
                     Aerospace & Defense, U.K.

                     Cheung Kong Holdings Ltd.      1.6%
                     Real Estate, Hong Kong

                     Albertson's Inc.               1.6%
                     Food & Drug Retailing, U.S.

                     HSBC Holdings PLC              1.6%
                     Banks, Hong Kong

                     E.ON AG                        1.6%
                     Electric Utilities, Germany

                     Koninklijke Philips
                     Electronics NV                 1.5%
                     Household Durables,
                     Netherlands

                     Akzo Nobel NV                  1.5%
                     Chemicals, Netherlands

                     Samsung Electronics
                     Co. Ltd.                       1.4%
                     Semiconductor Equipment
                     & Products, South Korea


The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments.

performances. In our oil and gas holdings, Italian oil company Eni SpA and U.K. petroleum giant Shell Transport & Trading continued higher largely due to restructuring efforts and stronger oil prices. On the whole, Europe offers many solidly run multinational companies that appear to have been far less aggressive at boosting operating performance with accounting gimmickry. Despite Europe's underperformance during the six-month period, we are sanguine at the prospects offered there. In our opinion, once a global recovery takes hold, European companies and their relatively undemanding valuations could again attract investor attention.

With the exception of Japan, Asia's restructuring efforts in recent years have dramatically improved the balance sheets of many corporations in this region. Most impressively, Asia (ex Japan) continued to trade at a significant discount to "developed markets" despite having profitability levels matching the developed market ratios. Hong Kong has a strong record at generating free cash flow and arguably the most tangible and quoted assets in the world. At a time when investors are wary of tainted balance sheets, tangible assets become even more appealing. The Fund's two largest Asian positions were Hong Kong listed companies HSBC and Cheung Kong Holdings. The largest improvement in Asian restructuring terms was seen in South Korea, a prime example being General Motors' takeover of Daewoo, which reveals the South Korean government's willingness to allow foreign companies to purchase some of its key assets. Pent-up consumer demand resurfaced in the form of increased personal spending, and banks issued personal loans on an unprecedented basis. South Korea also posted strong performance, and the Fund benefited from its position in Samsung Electronics. In Japan, we remained underweighted versus the MSCI AC World Free Index as we are still pessimistic regarding the country's economic recovery. In our opinion, valuations, while more compelling than years ago in most cases, remain hampered by the need for real reform and true restructuring. During the period, we initiated a position in Komatsu and slightly increased our Nippon Telegraph & Telephone holdings. We will continue studying Japan in the hopes of finding opportunities.

In the technology sector, we remained underweighted primarily because we believe expectations remain overly optimistic and valuations are still ahead of any real improvement in fundamentals. However, we did initiate small positions in a few companies, including Indian IT consulting and services company Satyam Computers Services, Chinese wireless telecommunication services operator China Mobile, and electronic equipment and instruments companies Jabil Circuit (U.S.) and Celestica (Canada).

Looking forward, we anticipate continued volatility for the near- to intermediate-term, which we believe plays to our strength as stock-pickers. Our outlook for the U.S. economy is cautious as it remains to be seen whether consumer spending can maintain its pace given the continued announcements of layoffs and cost-cutting efforts across corporate America. However, we believe growth will eventually resume, stimulated by low interest rates and government spending, and we expect our more cyclical holdings to participate in the recovery. For the long term, we believe the global economy and its equity markets will recover in due course. In the meantime, we continue to search for the best bargains in the world, knowing that if they meet our rigorous analytical criteria, we have the patience to wait for their value to be realized.



 This discussion reflects our views, opinions and portfolio holdings as of June 30, 2002, the end of the reporting period. These opinions may not be relied upon as investment advice or an offer for a particular security. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

PERFORMANCE SUMMARY AS OF 6/30/02

Templeton Growth Securities Fund - Class 2 delivered a -3.13% cumulative total return for the six-month period ended 6/30/02. Total return of Class 2 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

 Templeton Growth Securities Fund - Class 2*
 Periods ended 6/30/02

                                                           Since
                                                         Inception
                                          1-Year 5-Year  (3/15/94)
              ----------------------------------------------------
              Cumulative Total Return     -4.18% +27.32% +104.45%
              Average Annual Total Return -4.18%  +4.95%   +9.01%
              Value of $10,000 Investment $9,582 $12,732  $20,445

*Because Class 2 shares were not offered until 1/6/99, standardized Class 2 Fund performance for prior periods represents the historical results of Class 1 shares. For periods beginning on 1/6/99, Class 2's results reflect an additional 12b-1 fee expense, which also affects future performance. Since 1/6/99 (commencement of sales), the cumulative and average annual total returns of Class 2 shares were +12.86% and +3.54%.

Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ.

Templeton Growth Securities Fund - Class 2

 Performance reflects the Fund's Class 2 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.


 Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

                                                                          TG- 5
              Past performance does not guarantee future results.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GROWTH SECURITIES FUND

Financial Highlights



                                                                              Class 1
                                                -------------------------------------------------------------------
                                                Six Months Ended               Year Ended December 31,
                                                 June 30, 2002   --------------------------------------------------
                                                  (unaudited)      2001       2000       1999      1998      1997
                                                -------------------------------------------------------------------
Per share operating performance
(For a share outstanding throughout the period)

Net asset value, beginning of period...........     $  11.09     $  13.76  $    15.63  $  14.77  $  15.34  $  13.80
                                                ---------------- --------  ----------  --------  --------  --------
Income from investment operations:
  Net investment income/a/.....................          .12          .26         .30       .28       .35       .33
  Net realized and unrealized gains (losses)...         (.46)        (.36)       (.15)     2.66       .98      1.53
                                                ---------------- --------  ----------  --------  --------  --------
Total from investment operations...............         (.34)        (.10)        .15      2.94      1.33      1.86
                                                ---------------- --------  ----------  --------  --------  --------
Less distributions from:
  Net investment income........................         (.24)        (.28)       (.27)     (.36)     (.41)     (.24)
  Net realized gains...........................         (.22)       (2.29)      (1.75)    (1.72)    (1.49)     (.08)
                                                ---------------- --------  ----------  --------  --------  --------
Total distributions............................         (.46)       (2.57)      (2.02)    (2.08)    (1.90)     (.32)
                                                ---------------- --------  ----------  --------  --------  --------
Net asset value, end of period.................     $  10.29     $  11.09  $    13.76  $  15.63  $  14.77  $  15.34
                                                ---------------- --------  ----------  --------  --------  --------

Total return/b/................................      (3.06)%       (.98)%       1.74%    21.04%     8.98%    13.50%

Ratios/supplemental data
Net assets, end of period (000's)..............     $869,819     $996,725  $1,163,637  $708,310  $747,080  $758,445
Ratios to average net assets:
  Expenses.....................................         .90%/c/      .85%        .88%      .88%      .88%      .88%
  Net investment income........................        2.26%/c/     2.13%       2.18%     1.87%     2.27%     2.49%
Portfolio turnover rate........................       17.22%       31.05%      69.67%    46.54%    32.30%    24.81%



/a/Based on average shares outstanding effective year ended December 31, 1999. /b/Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
/c/Annualized

                      See notes to financial statements.
TG-6

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GROWTH SECURITIES FUND

Financial Highlights (continued)

                                                                   Class 2
                                                -------------------------------------------
                                                Six Months Ended    Year Ended December 31,
                                                 June 30, 2002   -----------------------------
                                                  (unaudited)       2001      2000    1999/c/
                                                ---------------- --------   -------  ------
Per share operating performance
(For a share outstanding throughout the period)
Net asset value, beginning of period...........     $  11.01     $  13.69   $ 15.60  $15.34
                                                ---------------- --------   -------  ------
Income from investment operations:
  Net investment income/a/.....................          .11          .21       .25     .17
  Net realized and unrealized gains (losses)...         (.45)        (.34)     (.15)   2.17
                                                ---------------- --------   -------  ------
Total from investment operations...............         (.34)        (.13)      .10    2.34
                                                ---------------- --------   -------  ------
Less distributions from:
  Net investment income........................         (.23)        (.26)     (.26)   (.36)
  Net realized gains...........................         (.22)       (2.29)    (1.75)  (1.72)
                                                ---------------- --------   -------  ------
Total distributions............................         (.45)       (2.55)    (2.01)  (2.08)
                                                ---------------- --------   -------  ------
Net asset value, end of period.................     $  10.22     $  11.01   $ 13.69  $15.60
                                                ---------------- --------   -------  ------

Total return/b/................................       (3.13)%     (1.31)%     1.47%  16.35%

Ratios/supplemental data
Net assets, end of period (000's)..............     $155,022     $113,925   $79,043  $4,483
Ratios to average net assets:
  Expenses.....................................        1.15%/d/     1.10%     1.12%   1.14%/d/
  Net investment income........................        2.09%/d/     1.80%     1.87%   1.17%/d/
Portfolio turnover rate........................       17.22%       31.05%    69.67%  46.54%

/a/Based on average shares outstanding.
/b/Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
/c/For the period January 6, 1999 (effective date ) to December 31, 1999. /d/Annualized

                                                                           TG-7
                      See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GROWTH SECURITIES FUND

Statement of Investments, June 30, 2002 (unaudited)

                                               COUNTRY      SHARES      VALUE
--------------------------------------------------------------------------------
Common Stocks 94.7%
Aerospace & Defense 2.7%
BAE Systems PLC............................ United Kingdom 3,247,043 $16,580,182
BAE Systems PLC, 144A...................... United Kingdom    35,823     182,921
Raytheon Co................................ United States      2,504     102,038
Rolls-Royce PLC............................ United Kingdom 4,427,334  10,932,355
                                                                     -----------
                                                                      27,797,496
                                                                     -----------
Airlines .9%
Singapore Airlines Ltd.....................   Singapore    1,303,100   9,514,640
                                                                     -----------
Automobiles .8%
Volkswagen AG..............................    Germany       165,400   8,036,739
                                                                     -----------
Banks 8.5%
Abbey National PLC......................... United Kingdom 1,006,120  11,839,232
Australia & New Zealand Banking Group Ltd..   Australia    1,039,334  11,254,366
DBS Group Holdings Ltd.....................   Singapore      725,000   5,088,439
Foreningssparbanken AB, A..................     Sweden       350,000   4,436,671
HSBC Holdings PLC..........................   Hong Kong    1,415,201  16,238,628
Lloyds TSB Group PLC....................... United Kingdom 1,406,237  13,996,780
San Paolo-IMI SpA..........................     Italy      1,022,000  10,254,721
/a/UBS AG..................................  Switzerland     270,250  13,591,945
                                                                     -----------
                                                                      86,700,782
                                                                     -----------
Chemicals 5.6%
Akzo Nobel NV..............................  Netherlands     355,200  15,466,509
BASF AG....................................    Germany       253,200  11,740,282
Bayer AG, Br...............................    Germany       418,290  13,260,556
DSM NV, Br.................................  Netherlands     199,950   9,279,105
Lyondell Chemical Co....................... United States    533,830   8,060,833
                                                                     -----------
                                                                      57,807,285
                                                                     -----------
Commercial Services & Supplies 1.0%
Waste Management Inc....................... United States    415,640  10,827,422
                                                                     -----------
Communications Equipment .2%
/a/Nortel Networks Corp....................     Canada     1,478,060   2,143,187
                                                                     -----------
Computers & Peripherals 2.5%
/a/EMC Corp................................ United States  1,083,940   8,183,747
Hewlett-Packard Co......................... United States    557,390   8,516,919
NEC Corp...................................     Japan      1,290,000   8,975,972
                                                                     -----------
                                                                      25,676,638
                                                                     -----------
Diversified Financials 2.8%
Merrill Lynch & Co. Inc.................... United States    250,000  10,125,000
Nomura Holdings Inc........................     Japan        726,000  10,660,437
Swire Pacific Ltd., A......................   Hong Kong    1,552,300   7,940,662
                                                                     -----------
                                                                      28,726,099
                                                                     -----------
Diversified Telecommunication Services 7.5%
AT&T Corp.................................. United States    500,000   5,350,000
Cable & Wireless PLC....................... United Kingdom 3,013,466   7,682,258
KT Corp., ADR..............................  South Korea     651,550  14,106,058
Nippon Telegraph & Telephone Corp..........     Japan          3,501  14,400,075
SBC Communications Inc..................... United States    353,280  10,775,040

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GROWTH SECURITIES FUND

Statement of Investments, June 30, 2002 (unaudited) (cont.)

                                                  COUNTRY      SHARES      VALUE
-----------------------------------------------------------------------------------
Common Stocks (cont.)
Diversified Telecommunication Services (cont.)
Telecom Corp. of New Zealand Ltd..............  New Zealand   2,415,827 $ 5,784,712
/a/Telefonica SA..............................     Spain      1,067,040   8,957,336
Telefonos de Mexico SA de CV (TELMEX), L, ADR.     Mexico       315,225  10,112,418
WorldCom Inc.-WorldCom Group.................. United States    765,410      76,541
                                                                        -----------
                                                                         77,244,438
                                                                        -----------
Electric Utilities 5.1%
E.ON AG.......................................    Germany       278,000  16,198,546
Endesa SA.....................................     Spain        400,000   5,811,014
Hong Kong Electric Holdings Ltd...............   Hong Kong    2,683,498  10,028,778
Iberdrola SA, Br..............................     Spain        831,200  12,108,122
Korea Electric Power Corp.....................  South Korea     458,200   8,379,385
                                                                        -----------
                                                                         52,525,845
                                                                        -----------
Electrical Equipment .8%
Alstom SA.....................................     France       770,230   8,146,839
                                                                        -----------
Electronic Equipment & Instruments 3.4%
/a/Celestica Inc..............................     Canada       470,940  10,695,047
Hitachi Ltd...................................     Japan      1,820,500  11,771,129
/a/Jabil Circuit Inc.......................... United States    370,300   7,817,033
/a/Solectron Corp............................. United States    677,570   4,167,056
                                                                        -----------
                                                                         34,450,265
                                                                        -----------
Food & Drug Retailing 3.9%
Albertson's Inc............................... United States    537,800  16,381,388
J.Sainsbury PLC............................... United Kingdom 1,854,319  10,062,152
/a/The Kroger Co.............................. United States    654,190  13,018,381
                                                                        -----------
                                                                         39,461,921
                                                                        -----------
Food Products 3.4%
General Mills Inc............................. United States    305,670  13,473,934
H.J. Heinz Co................................. United States    230,419   9,470,221
/a/Smucker JM Co.............................. United States      2,676      91,325
Unilever PLC.................................. United Kingdom 1,244,800  11,346,377
                                                                        -----------
                                                                         34,381,857
                                                                        -----------
Gas Utilities 1.3%
TransCanada PipeLines Ltd.....................     Canada       895,913  13,548,556
                                                                        -----------
Health Care Providers & Services .9%
CIGNA Corp.................................... United States     94,950   9,250,029
                                                                        -----------
Hotels Restaurants & Leisure .6%
Carnival Corp................................. United States    204,140   5,652,637
                                                                        -----------
Household Durables 2.1%
Koninklijke Philips Electronics NV............  Netherlands     562,480  15,704,067
Newell Rubbermaid Inc......................... United States    159,593   5,595,331
                                                                        -----------
                                                                         21,299,398
                                                                        -----------
Household Products
Procter & Gamble Co........................... United States      3,090     275,937
                                                                        -----------

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GROWTH SECURITIES FUND

Statement of Investments, June 30, 2002 (unaudited) (cont.)

                                         COUNTRY       SHARES      VALUE
    -----------------------------------------------------------------------
    Common Stocks (cont.)
    Industrial Conglomerates 2.2%
    Hutchison Whampoa Ltd............   Hong Kong     1,068,000 $ 7,975,820
    Smiths Group PLC................. United Kingdom    850,100  11,039,923
    Tyco International Ltd........... United States     262,920   3,552,049
                                                                -----------
                                                                 22,567,792
                                                                -----------
    Insurance 5.2%
    Ace Ltd..........................    Bermuda        302,000   9,543,200
    Allstate Corp.................... United States     271,990  10,058,190
    American International Group Inc. United States      20,600   1,405,538
    AXA SA...........................     France        526,640   9,632,390
    Sampo-Leonia OY, A...............    Finland        354,000   2,761,910
    Swiss Reinsurance Co.............  Switzerland       29,200   3,861,750
    Torchmark Corp................... United States     135,740   5,185,268
    XL Capital Ltd., A...............    Bermuda        127,100  10,765,370
                                                                -----------
                                                                 53,213,616
                                                                -----------
    Internet Software & Services .4%
    /a/VeriSign Inc.................. United States     523,215   3,761,916
                                                                -----------
    It Consulting & Services .5%
    Satyam Computers Services Ltd....     India       1,078,580   5,082,748
                                                                -----------
    Machinery 3.9%
    Invensys PLC..................... United Kingdom  5,630,280   7,637,943
    Komatsu Ltd......................     Japan       2,400,000   8,590,022
    Sandvik AB.......................     Sweden        440,000  10,987,492
    Volvo AB, B......................     Sweden        595,620  12,346,034
                                                                -----------
                                                                 39,561,491
                                                                -----------
    Media 1.2%
    APN News & Media Ltd.............   Australia     2,683,903   5,499,122
    United Business Media PLC........ United Kingdom  1,074,184   7,122,367
                                                                -----------
                                                                 12,621,489
                                                                -----------
    Metals & Mining 4.0%
    /a/AK Steel Holding Corp......... United States     795,400  10,189,074
    Barrick Gold Corp................     Canada        348,800   6,623,712
    BHP Billiton PLC.................   Australia     2,434,080  13,263,781
    POSCO............................  South Korea       98,092  10,885,521
                                                                -----------
                                                                 40,962,088
                                                                -----------
    Multiline Retail 2.0%
    Marks & Spencer Group PLC........ United Kingdom  1,682,247   9,557,930
    Sears, Roebuck & Co.............. United States     208,370  11,314,491
                                                                -----------
                                                                 20,872,421
                                                                -----------
    Oil & Gas 6.7%
    Burlington Resources Inc......... United States     193,400   7,349,200
    Eni SpA..........................     Italy       1,081,305  17,193,066
    Occidental Petroleum Corp........ United States     278,380   8,348,616
    PetroChina Co. Ltd., H...........     China      29,950,000   6,374,015
    Repsol YPF SA....................     Spain         833,660   9,830,430
    Shell Transport & Trading Co. PLC United Kingdom  2,540,483  19,168,050
                                                                -----------
                                                                 68,263,377
                                                                -----------

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GROWTH SECURITIES FUND

Statement of Investments, June 30, 2002 (unaudited) (cont.)

                                                                                                COUNTRY       SHARES
------------------------------------------------------------------------------------------------------------------------
Common Stocks (cont.)
Paper & Forest Products 3.2%
Bowater Inc................................................................................. United States      191,800
International Paper Co...................................................................... United States      240,000
UPM-Kymmene Corp............................................................................    Finland         312,200



Pharmaceuticals 6.2%
Abbott Laboratories......................................................................... United States      230,310
Bristol-Myers Squibb Co..................................................................... United States      510,430
/a/Elan Corp. PLC, ADR...................................................................... Irish Republic     448,870
Merck KGAA..................................................................................    Germany         316,440
Mylan Laboratories Inc...................................................................... United States      264,440
Pharmacia Corp.............................................................................. United States      379,150
/a/Shire Pharmaceuticals Group PLC.......................................................... United Kingdom     880,440



Real Estate 1.6%
Cheung Kong Holdings Ltd....................................................................   Hong Kong      2,011,499

Road & Rail .8%
East Japan Railway Co.......................................................................     Japan            1,316
Nippon Express Co. Ltd......................................................................     Japan          454,000



Semiconductor Equipment & Products 1.6%
/a/Agere Systems Inc., A.................................................................... United States    1,379,680
Samsung Electronics Co. Ltd.................................................................  South Korea        53,920



Wireless Telecommunication Services 1.2%
/a/AT&T Wireless Services Inc............................................................... United States    1,000,000
/a/China Mobile (Hong Kong) Ltd.............................................................     China        1,672,500
SK Telecom Co. Ltd., ADR....................................................................  South Korea        54,400



Total Common Stocks (Cost $1,021,731,007)...................................................

Preferred Stocks 1.4%
Volkswagen AG, pfd..........................................................................    Germany          60,000
Cia Vale Do Rio Doce, ADR, pfd. A...........................................................     Brazil         120,000
Petroleo Brasileiro SA, ADR, pfd............................................................     Brazil         350,000
Petroleo Brasileiro SA, pfd.................................................................     Brazil         157,470

Total Preferred Stocks (Cost $18,954,432)...................................................

Total Long Term Investments (Cost $1,040,685,439)...........................................


                                                                                                             PRINCIPAL
                                                                                                              AMOUNT
                                                                                                            -----------
/b/Repurchase Agreement 3.2%
Dresdner Bank AG., 1.85%, 7/01/02 (Maturity Value $33,402,149) (Cost 33,397,000)............ United States  $33,397,000
Collateralized by U.S.Treasury Bills, Notes, and Bonds, and U.S.Government Agency Securities

Total Investments (Cost $1,074,082,439) 99.3%...............................................
Other Assets, less Liabilities .7%..........................................................

Total Net Assets 100%.......................................................................

                                                                                                 VALUE
-----------------------------------------------------------------------------------------------------------
Common Stocks (cont.)
Paper & Forest Products 3.2%
Bowater Inc................................................................................. $   10,428,166
International Paper Co......................................................................     10,459,200
UPM-Kymmene Corp............................................................................     12,289,930
                                                                                             --------------
                                                                                                 33,177,296
                                                                                             --------------
Pharmaceuticals 6.2%
Abbott Laboratories.........................................................................      8,671,172
Bristol-Myers Squibb Co.....................................................................     13,118,051
/a/Elan Corp. PLC, ADR......................................................................      2,455,319
Merck KGAA..................................................................................      8,516,029
Mylan Laboratories Inc......................................................................      8,290,194
Pharmacia Corp..............................................................................     14,199,168
/a/Shire Pharmaceuticals Group PLC..........................................................      7,783,666
                                                                                             --------------
                                                                                                 63,033,599
                                                                                             --------------
Real Estate 1.6%
Cheung Kong Holdings Ltd....................................................................     16,762,599
                                                                                             --------------
Road & Rail .8%
East Japan Railway Co.......................................................................      6,159,486
Nippon Express Co. Ltd......................................................................      2,405,223
                                                                                             --------------
                                                                                                  8,564,709
                                                                                             --------------
Semiconductor Equipment & Products 1.6%
/a/Agere Systems Inc., A....................................................................      1,931,552
Samsung Electronics Co. Ltd.................................................................     14,746,200
                                                                                             --------------
                                                                                                 16,677,752
                                                                                             --------------
Wireless Telecommunication Services 1.2%
/a/AT&T Wireless Services Inc...............................................................      5,850,000
/a/China Mobile (Hong Kong) Ltd.............................................................      4,953,205
SK Telecom Co. Ltd., ADR....................................................................      1,348,575
                                                                                             --------------
                                                                                                 12,151,780
                                                                                             --------------
Total Common Stocks (Cost $1,021,731,007)...................................................    970,742,683
                                                                                             --------------
Preferred Stocks 1.4%
Volkswagen AG, pfd..........................................................................      1,931,737
Cia Vale Do Rio Doce, ADR, pfd. A...........................................................      3,114,000
Petroleo Brasileiro SA, ADR, pfd............................................................      6,090,000
Petroleo Brasileiro SA, pfd.................................................................      2,743,712
                                                                                             --------------
Total Preferred Stocks (Cost $18,954,432)...................................................     13,879,449
                                                                                             --------------
Total Long Term Investments (Cost $1,040,685,439)...........................................    984,622,132
                                                                                             --------------




/b/Repurchase Agreement 3.2%
Dresdner Bank AG., 1.85%, 7/01/02 (Maturity Value $33,402,149) (Cost 33,397,000)............     33,397,000
Collateralized by U.S.Treasury Bills, Notes, and Bonds, and U.S.Government Agency Securities
                                                                                             --------------
Total Investments (Cost $1,074,082,439) 99.3%...............................................  1,018,019,132
Other Assets, less Liabilities .7%..........................................................      6,822,044
                                                                                             --------------
Total Net Assets 100%....................................................................... $1,024,841,176
                                                                                             --------------

/a/Non-income producing
/b/At June 30, 2002, all repurchase agreements held by the Fund had been entered into on June 28, 2002.

                                                                          TG-11
                       See notes to financial statements

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GROWTH SECURITIES FUND

Financial Statements

Statement of Assets and Liabilities
June 30, 2002 (unaudited)

         Assets:
           Investments in securities:
             Cost....................................... $1,074,082,439
                                                         --------------
             Value......................................  1,018,019,132
           Foreign currency, at value (cost $6,807,223).      7,152,077
           Receivables:.................................
             Investment securities sold.................     20,052,236
             Capital shares sold........................        417,137
             Dividends and interest.....................      3,137,766
                                                         --------------
              Total assets..............................  1,048,778,348
                                                         --------------
         Liabilities:
           Payables:
             Investment securities purchased............     13,906,298
             Capital shares redeemed....................      8,778,317
             Affiliates.................................        757,634
             Reports to shareholders....................        148,712
           Funds advanced by custodian..................        221,547
           Other liabilities............................        124,664
                                                         --------------
              Total liabilities.........................     23,937,172
                                                         --------------
                Net assets, at value.................... $1,024,841,176
                                                         --------------
         Net assets consist of:
           Undistributed net investment income.......... $   12,025,124
           Net unrealized depreciation..................   (55,692,783)
           Accumulated net realized loss................    (1,361,854)
           Capital shares...............................  1,069,870,689
                                                         --------------
                Net assets, at value.................... $1,024,841,176
                                                         --------------
         Class 1:
           Net asset, at value.......................... $  869,819,088
                                                         --------------
           Shares outstanding...........................     84,495,785
                                                         --------------
           Net asset value and offering price per share. $        10.29
                                                         --------------
         Class 2:
           Net asset, at value.......................... $  155,022,088
                                                         --------------
           Shares outstanding...........................     15,168,000
                                                         --------------
           Net asset value and offering price per share. $        10.22
                                                         --------------

TG-12
                      See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GROWTH SECURITIES FUND

Financial Statements (continued)

Statement of Operations
for the six months ended June 30, 2002 (unaudited)

Investment income:
  (net of foreign taxes and fees of $1,454,404)
  Dividends................................................................... $ 16,132,436
  Interest....................................................................      647,440
                                                                               ------------
    Total investment income...................................................   16,779,876
                                                                               ------------
Expenses:
  Management fees (Note 3)....................................................    4,303,493
  Distribution fees - Class 2 (Note 3)........................................      169,444
  Custodian fees..............................................................      115,565
  Reports to shareholders.....................................................      160,447
  Other.......................................................................       55,032
                                                                               ------------
    Total expenses............................................................    4,803,981
                                                                               ------------
       Net investment income..................................................   11,975,895
                                                                               ------------
Realized and unrealized gains (losses):
  Net realized gain (loss) from:
    Investments...............................................................      792,998
    Foreign currency transactions.............................................      (83,730)
                                                                               ------------
       Net realized gain......................................................      709,268
  Net unrealized appreciation (depreciation) on:
    Investments...............................................................  (44,507,704)
    Translation of assets and liabilities denominated in foreign currencies...      521,665
                                                                               ------------
       Net unrealized depreciation............................................  (43,986,039)
                                                                               ------------
Net realized and unrealized loss..............................................  (43,276,771)
                                                                               ------------
Net decrease in net assets resulting from operations.......................... $(31,300,876)
                                                                               ------------



                                                                          TG-13
                      See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GROWTH SECURITIES FUND

Financial Statements (continued)

Statements of Changes in Net Assets
for the six months ended June 30, 2002 (unaudited) and year ended December 31, 2001

                                                                                            Six Months Ended    Year Ended
                                                                                             June 30, 2002   December 31, 2001
                                                                                            ---------------- -----------------
Increase (decrease) in net assets:
  Operations:
    Net investment income..................................................................  $   11,975,895   $   23,937,177
    Net realized gain from investments and foreign currency transactions...................         709,268       20,181,710
    Net unrealized depreciation on investments and translation of assets and liabilities
     denominated in foreign currencies.....................................................     (43,986,039)     (56,838,661)
                                                                                            ---------------- -----------------
     Net decrease in net assets resulting from operations..................................     (31,300,876)     (12,719,774)
  Distributions to shareholders from:
    Net investment income:
     Class 1...............................................................................     (20,070,527)     (21,511,485)
     Class 2...............................................................................      (3,259,082)      (1,649,342)
    Net realized gains:
     Class 1...............................................................................     (18,428,918)    (179,283,207)
     Class 2...............................................................................      (3,204,573)     (14,800,192)
                                                                                            ---------------- -----------------
  Total distributions to shareholders......................................................    (44,963,100)     (217,244,226)
  Capital Share transactions: (Note 2)
     Class 1...............................................................................     (32,013,154)      17,018,594
     Class 2...............................................................................      52,468,333       50,914,824
                                                                                            ---------------- -----------------
  Total capital share transactions.........................................................      20,455,179       67,933,418
     Net decrease in net assets............................................................     (55,808,797)    (162,030,582)
Net assets:
  Beginning of period......................................................................   1,080,649,973    1,242,680,555
                                                                                            ---------------- -----------------
  End of period............................................................................  $1,024,841,176   $1,080,649,973
                                                                                            ---------------- -----------------
Undistributed net investment income included in net assets:
  End of period............................................................................  $   12,025,124   $   23,378,838
                                                                                            ---------------- -----------------

TG-14
                      See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GROWTH SECURITIES FUND

Notes to Financial Statements (unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company consisting of twenty-four series (the Funds). Templeton Growth Securities Fund (the Fund) included in this report is diversified. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. The Fund's investment objective is capital growth.

The following summarizes the Fund's significant accounting policies.

a. Security Valuation

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Restricted securities and securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Foreign Currency Contracts

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate on a specified date. Realized and unrealized gains and losses are included in the Statement of Operations.

The risk of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts.

d. Income Taxes

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

e. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GROWTH SECURITIES FUND

Notes to Financial Statements (unaudited) (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (cont.)

f. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. SHARES OF BENEFICIAL INTEREST

The Fund offers two classes of shares: Class 1 and Class 2. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

At June 30, 2002, there were an unlimited number of shares authorized ($.01 par value). Transactions in the Fund's shares were as follows:

                                                    Six Months Ended               Year Ended
                                                      June 30, 2002             December 31, 2001
                                               --------------------------  ---------------------------
                                                  Shares        Amount        Shares        Amount
Class 1 Shares:                                -----------  -------------  -----------  -------------
Shares sold...................................  20,985,575  $ 232,490,318   34,407,516  $ 411,498,298
Shares issued in reinvestment of distributions   3,694,764     38,499,445   17,864,296    200,794,692
Shares redeemed............................... (24,347,351)  (303,002,917) (49,693,524)  (595,274,396)
                                               ------------------------------------------------------
Net increase (decrease).......................  (2,667,012) $ (32,013,154)   2,578,288  $  17,018,594
                                               ------------------------------------------------------
Class 2 Shares:
Shares sold...................................   9,132,568  $ 100,109,045   24,877,364  $ 299,417,251
Shares issued in reinvestment of distributions     624,508      6,463,654    1,471,336     16,449,534
Shares redeemed...............................  (4,934,346)   (54,104,366) (21,775,179)  (264,951,961)
                                               ------------------------------------------------------
Net increase..................................   4,822,730  $  52,468,333    4,573,521  $  50,914,824
                                               ------------------------------------------------------

3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Fund are also officers and/or directors of the following entities:

Entity                                                        Affiliation
------------------------------------------------------------------------------------
Franklin Templeton Services, LLC (FT Services)                Administrative manager
Templeton Global Advisors Ltd. (TGAL)                         Investment manager
Franklin/Templeton Distributors, Inc. (Distributors)          Principal underwriter
Franklin/Templeton Investor Services, LLC (Investor Services) Transfer agent

The Fund pays an investment management fee to TGAL based on the average net assets of the Fund as follows:

    Annualized Fee Rate Daily Net Assets
    -----------------------------------------------------------------------
           1.00%        First $100 million
           .90%         Over $100 million, up to and including $250 million
           .80%         Over $250 million, up to and including $500 million
           .75%         Over $500 million

Under an agreement with TGAL, FT Services provides administrative services to the Fund. The fee is paid by TGAL based on the average daily net assets, and is not an additional expense of the Fund.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GROWTH SECURITIES FUND

Notes to Financial Statements (unaudited) (continued)

3. TRANSACTIONS WITH AFFILIATES (cont.)

The Fund reimburses Distributors up to .25% per year of its average daily net assets of Class 2 shares for costs incurred in marketing the Fund's shares.

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

4. INCOME TAXES

At December 31, 2001, the Fund had deferred currency losses occurring subsequent to October 31, 2001 of $132,538. For tax purposes, such losses will be reflected in the year ending December 31, 2002.

Net investment income (loss) differs for financial statements and tax purposes primarily due to differing treatment of foreign currency transactions.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatment of wash sales and foreign currency transactions.

At June 30, 2002, the net unrealized depreciation based on the cost of investments for income tax purposes of $1,076,016,936 was as follows:

                   Unrealized appreciation.... $ 115,158,050
                   Unrealized depreciation....  (173,155,854)
                                               -------------
                   Net unrealized depreciation $ (57,997,804)
                                               -------------

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the period ended June 30, 2002 aggregated $256,534,707 and $171,276,259 respectively.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GROWTH SECURITIES FUND

Tax Designation

At December 31, 2001, more than 50% of the Templeton Growth Securities Funds total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from dividends paid to the fund on these investments. The Fund intends to make an election under Section 853 of the Internal Revenue Code. This election will allow shareholders to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them.

The Following tables provide a breakdown by country of foreign source income and foreign taxes paid, as designated by the Fund, to Class 1 and Class 2 shareholders of record on June 17, 2002.

                               Class 1                   Class 2
                      ------------------------- -------------------------
                      Foreign Tax    Foreign    Foreign Tax    Foreign
                         Paid     Source Income    Paid     Source Income
       Country         Per Share    Per Share    Per Share    Per Share
       ------------------------------------------------------------------
       Argentina.....    0.0000       0.0021       0.0000       0.0020
       Australia.....    0.0000       0.0101       0.0000       0.0097
       Bermuda.......    0.0000       0.0033       0.0000       0.0032
       Brazil........    0.0047       0.0283       0.0047       0.0271
       Canada........    0.0011       0.0048       0.0011       0.0046
       China.........    0.0000       0.0054       0.0000       0.0051
       Finland.......    0.0013       0.0069       0.0013       0.0066
       France........    0.0002       0.0013       0.0002       0.0012
       Germany.......    0.0014       0.0110       0.0014       0.0105
       Hong Kong.....    0.0000       0.0235       0.0000       0.0225
       Italy.........    0.0004       0.0023       0.0004       0.0022
       Japan.........    0.0006       0.0034       0.0006       0.0033
       Mexico........    0.0003       0.0033       0.0003       0.0031
       Netherlands...    0.0016       0.0085       0.0016       0.0081
       New Zealand...    0.0004       0.0019       0.0004       0.0018
       Singapore.....    0.0004       0.0044       0.0004       0.0042
       South Korea...    0.0015       0.0072       0.0015       0.0069
       Spain.........    0.0017       0.0088       0.0017       0.0084
       Sweden........    0.0016       0.0085       0.0016       0.0081
       Switzerland...    0.0004       0.0023       0.0004       0.0022
       United Kingdom    0.0056       0.0427       0.0056       0.0408
                      ---------------------------------------------------
       TOTAL.........   $0.0232      $0.1900      $0.0232      $0.1816
                      ---------------------------------------------------

Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

                                                             INDEX DESCRIPTIONS

The indexes are unmanaged and include reinvested distributions.
--------------------------------------------------------------------------------
Credit Suisse First Boston High Yield (CSFB HY) Index is a trader-priced portfolio constructed to mirror the high yield debt market.
--------------------------------------------------------------------------------
Dow Jones Industrial Average is price-weighted based on the average market price of 30 blue chip stocks of companies that are generally industry leaders. Total return for the Dow is calculated by Wilshire Associates, Inc.
--------------------------------------------------------------------------------
J.P. Morgan Emerging Markets Bond Index Global (EMBIG) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging markets sovereign and quasi-sovereign entities: Brady bonds, loans and Eurobonds.
--------------------------------------------------------------------------------
J.P. Morgan Global Government Bond Index tracks total returns of government bonds in developed countries globally. The bonds included in the index are weighted according to their market capitalization. The index is unhedged and expressed in terms of $U.S.
--------------------------------------------------------------------------------
J.P. Morgan U.S. Government Bond Total Return Index includes only actively traded fixed-rate bonds with a remaining maturity of one year or longer.
--------------------------------------------------------------------------------
Lipper VIP Equity Income Funds Objective Average is an equally weighted average calculation of performance figures for all funds within the Lipper Equity
Income Funds Classification in the Lipper VIP underlying funds universe. Lipper Equity Income Funds are defined as a fund that seeks relatively high current income and growth of income through investing at least 65% of its portfolio in dividend paying equity securities. As of 6/30/02, there were 49 funds in this category. Lipper calculations do not include fees or expenses. Fund performance relative to the average might have differed if such charges had been considered.

--------------------------------------------------------------------------------
Lipper VIP High Current Yield Funds Objective Average is an equally weighted average calculation of performance figures for all funds within the Lipper High Current Yield Funds Classification in the Lipper VIP underlying funds universe. Lipper High Current Yield Funds are defined as a fund that aims at high (relative) current yield from fixed income securities, has no quality or maturity restrictions, and tends to invest in lower grade debt issues. As of 6/30/02, there were 79 funds in this category. Lipper calculations do not include fees or expenses. Fund performance relative to the average might have differed if such charges had been considered.
--------------------------------------------------------------------------------
Lipper VIP Multi-Cap Value Funds Objective Average is an equally weighted average calculation of performance figures for all funds within the Lipper Multi-Cap Value Funds Classification in the Lipper VIP underlying funds universe. Lipper Multi-Cap Value Funds are defined as funds that invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitaliza- tion range over an extended period of time. As of 6/30/02, there were 94 funds in this category. Lipper calculations do not include fees or expenses. Fund performance relative to the average might have differed if such charges had been considered.
--------------------------------------------------------------------------------
Morgan Stanley Capital International (MSCI) All Country (AC) World Free Index
is market capitalization-weighted and measures the total returns of equity securities available to foreign (non-local) inves-
tors in the developed and emerging markets globally.
--------------------------------------------------------------------------------
Morgan Stanley Capital International (MSCI) Europe Australasia Far East (EAFE) Index is market capitalization-weighted and measures the total returns of equity securities in the developed markets in Europe, Australasia and the Far East.
--------------------------------------------------------------------------------
Morgan Stanley Capital International (MSCI) World Index is market capitalization-weighted and measures the total returns of equity securities in the developed markets globally.
--------------------------------------------------------------------------------
National Association of Securities Dealers Automated Quotations (Nasdaq) Composite Index measures all domestic and international common stocks listed on the Nasdaq Stock Market. The index is market value-weighted and includes over 4,000 companies.

--------------------------------------------------------------------------------
Russell 1000(R) Index is market capitalization-weighted and measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represented approximately 92% of the total market capitalization of the Russell 3000 Index, as of June 30, 2002.
--------------------------------------------------------------------------------
Russell 2000(R) Index is market capitalization-weighted and measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represented approximately 8% of the total market capitalization of the Russell 3000 Index, as of June 30, 2002.
--------------------------------------------------------------------------------
Russell 2000 Value Index is market capitalization-weighted and measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.
--------------------------------------------------------------------------------
Russell 2500(TM) Growth Index is market capitalization-weighted and measures the performance of those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.
--------------------------------------------------------------------------------
Russell 3000(R) Index is market capitalization-weighted and measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represented approximately 98% of the investable U.S. equity market, as of June 30, 2002.
--------------------------------------------------------------------------------
Russell 3000 Growth Index is market capitalization-weighted and measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values.
--------------------------------------------------------------------------------
Russell 3000 Value Index is market capitalization-weighted and that measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values.
--------------------------------------------------------------------------------
Russell Midcap(R) Value Index is market capitalization-weighted and measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values.
--------------------------------------------------------------------------------
Standard & Poor's 500 Composite Index (S&P 500) consists of 500 stocks chosen for market size, liquidity and industry group representa- tion. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance.
--------------------------------------------------------------------------------
Wilshire Real Estate Securities Index is a broad measure of the performance of publicly traded real estate securities, such as real estate investment trusts (REITs) and real estate operating companies (REOCs). The index is capitalization-weighted and rebalanced monthly, and returns are calculated on a buy-and-hold basis.
--------------------------------------------------------------------------------

[Logo Franklin Templeton Investments]            One Franklin Parkway
                                                 San Mateo, CA 94403-1906



Semiannual Report
Franklin Templeton Variable Insurance Products Trust

Investment Managers
Franklin Advisers, Inc.
Franklin Advisory Services, LLC
Franklin Mutual Advisers, LLC
Templeton Asset Management, Ltd., Singapore
Templeton Global Advisors Limited
Templeton Investment Counsel, LLC

Distributor
Franklin Templeton Distributors, Inc.

Franklin Templeton Variable Insurance Products Trust (FTVIP) shares are sold only to insurance company separate accounts ("Separate Account") to serve as the investment vehicles for both variable annuity and variable life insurance contracts. This report must be preceded or accompanied by the current prospectus for the applicable contract, which includes the Separate Account and the FTVIP prospectuses, which contain more detailed information, including sales charges, risks and advantages. Please read the prospectuses carefully before investing or sending money. These reports and prospectuses do not constitute an offering in any jurisdiction in which such offering may not lawfully be made.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls may be identified by the presence of a regular beeping tone.






FTVIP S2002 08/02                        [Logo] Printed on recycled paper